As filed with the Securities and Exchange Commission on March 30, 2026

Securities Act Registration No. 333-281744
Investment Company Act Registration No. 811-23997

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

FORM N-1A

__________________________________________

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 27	☒

and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

Amendment No. 29	☒

__________________________________________

TORTOISE CAPITAL SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

__________________________________________

5901 College Boulevard, Suite 400
Overland Park, Kansas 66211
(Address of Principal Executive Offices) (Zip Code)

(913) 981-1020
(Registrant’s Telephone Number, including Area Code)

Tom Florence
5901 College Boulevard, Suite 400
Overland Park, Kansas 66211
(Name and Address of Agent for Service)

__________________________________________

Copies to:
Deborah Bielicke Eades
Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601

__________________________________________

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b)
☐	On _____________ pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	On _____________ 2025 pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On _____________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus March 30, 2026

TORTOISE ENERGY INFRASTRUCTURE TOTAL RETURN FUND

A Class: TORTZ, Institutional Class: TORIX,
C Class: TORCX, T Class: Not available for purchase

Neither the United States (“U.S.”) Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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TORTOISE ENERGY INFRASTRUCTURE TOTAL RETURN
FUND SUMMARY

Investment Objective

Tortoise Energy Infrastructure Total Return Fund, a series of Tortoise Capital Series Trust (the “Fund”), seeks total return.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in A Class shares of funds in the Tortoise fund family. Sales loads and waivers may vary by financial intermediary. For more information on specific financial intermediary sales loads and waivers, see Appendix A to the statutory Prospectus. More information about these and other discounts is available from your financial professional and in the “Shareholder Information — Class Descriptions” section of the Fund’s Statutory Prospectus.
Shareholder Fees (fees paid directly from your investment)	A Class	Institutional Class	C Class		T Class
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	None	None		2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of initial investment or the value of the investment at redemption, whichever is lower)	None (1)	None	1.00	%(2)	None
Redemption Fee	None	None	None		None
Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%	1.00%	0.25%
Other Expenses	0.06%	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses	1.16%	0.91%	1.91%	1.16%

____________

(1)    No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions. If imposed, the CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption.

(2)    The CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial investment of the shares redeemed and the value of the shares redeemed at the time of redemption.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Institutional Class shares of the Fund from a financial intermediary, which are not reflected in the example. Although your costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
A Class	$662	$898	$1,153	$1,881
Institutional Class	$93	$290	$504	$1,120
C Class	$294	$600	$1,032	N/A(1)
T Class	$365	$609	$872	$1,624

You would pay the following expenses if you did not redeem your shares:
	One Year	Three Years	Five Years	Ten Years
C Class	$194	$600	$1,032	N/A(1)

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(1)    Class C shares automatically convert to Class A shares after approximately eight years from the date of purchase. As a result, a ten-year expense example for Class C shares is not presented. For informational purposes, assuming conversion after eight years, the expenses for the ten-year period would be $2,035 on a $10,000 investment, reflecting expenses for eight years at the Class C expense ratio and two years at the Class A expense ratio.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2025, the Fund’s portfolio turnover rate was 18%.

Principal Investment Strategies

The Fund is a non-diversified series of Tortoise Capital Series Trust and is regulated as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is actively managed and does not seek to track the performance of an index. The Fund’s investment objective to seek total return is non-fundamental.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of energy infrastructure companies. Energy infrastructure companies are companies that process, store, transport and market natural gas, natural gas liquids, refined products and crude oil (i.e., midstream infrastructure) as well as generate, transport and distribute electricity (i.e., power & renewable infrastructure). The Fund intends to focus its investments primarily in equity securities of midstream infrastructure and also may invest in midstream master limited partnerships (“MLPs”) and power and renewable infrastructure. MLPs, also known as publicly traded partnerships, predominately operate, or directly or indirectly own, energy-related assets. For purposes of this strategy, energy infrastructure companies include investment companies that invest primarily in energy infrastructure companies. The Fund is non-diversified.

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The Fund seeks to achieve its investment objective by investing primarily in equity securities of any market capitalization that are publicly traded on an exchange or in the over-the-counter market, consisting of common stock, but also including, among others, MLP and limited liability company (“LLC”) common units; the equity securities issued by MLP affiliates, such as common shares of corporations that own, directly or indirectly, MLP general partner interests; and other investment companies that invest in energy infrastructure companies.

MLP common units represent an equity ownership interest in an MLP. Some energy infrastructure companies in which the Fund may invest are organized as LLCs which are treated in the same manner as MLPs for federal income tax purposes. The Fund may invest in LLC common units which represent an ownership interest in the LLC. Interests in MLP and LLC common units entitle the holder to a share of the company’s success through distributions and/or capital appreciation.

Pursuant to tax regulations, the Fund may invest no more than 25% of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships.

In addition, the Fund may invest in preferred equity and convertible securities.

Under normal circumstances, the Fund may invest up to: (i) 30% of its total assets in securities denominated in the currency of a non-North American country, which may include securities issued by energy companies organized and/or having securities traded on an exchange outside North America and/or securities of other non-North American companies that are denominated in the currency of a non-North American country; (ii) 20% of its total assets in debt securities of any issuer, including securities which may be rated below investment grade (“junk bonds”) by a nationally recognized statistical rating organization (“NRSRO”) or judged by Tortoise Capital Advisors, L.L.C., also doing business as TCA Advisors (“TCA Advisors” or the “Adviser”), to be of comparable credit quality; (iii) 15% of its net assets in illiquid investments; and (iv) 10% of its total assets in securities of any issuer. The Fund may invest in initial public offerings (“IPOs”). The Fund may invest in other investment companies to the extent permitted by the 1940 Act. The Fund may invest in permissible securities without regard to the market capitalization of the issuer of such security. The Fund will not have any duration or weighted average maturity restrictions.

Except for investments in illiquid investments, the above investment restrictions apply at the time of purchase, and the Fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions. To the extent that market value fluctuations cause illiquid investments held by the Fund to exceed 15% of its net assets, the Fund will determine how to remediate the excess illiquid investments in accordance with the 1940 Act and the Fund’s policies and procedures.

The Adviser seeks to invest the Fund in securities that offer a combination of yield, growth and quality, intended to result in attractive long-term total returns. The Adviser’s securities selection process includes a comparison of quantitative, qualitative and relative value factors. Primary emphasis will be placed on proprietary models constructed and maintained by the Adviser’s in-house investment team, although the Adviser may use research provided by broker-dealers and investment firms. To determine whether a company meets its criteria, the Adviser will generally look for long-lived energy infrastructure companies with essential assets with long economic lives (generally 20 years or more), high barriers to entry, total return potential, predictable revenue and stable operating structures, and experienced, operations-focused management teams.

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Principal Risks

Risk is inherent in all investing, and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency.

General Market Risk.    The Fund is subject to all of the business risks and uncertainties associated with any mutual fund, including the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Adviser Risk.    The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Concentration Risk.    The Fund’s investment strategy means that the performance of the Fund will be closely tied to the performance of the energy infrastructure industry. The Fund’s focus in this industry presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with any investment focus is that the Fund may be adversely affected if one or two of its investments perform poorly.

Non-Diversified Fund Risk.    Because the Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Equity Securities Risk.    Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, the equity securities of energy infrastructure companies in particular, or a particular company in which the Fund invests.

Foreign Securities Risk.    Investments in securities of foreign companies involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.

Currency Risk.    When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment. Foreign countries may adopt economic policies

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and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the Fund’s assets in such country at risk of total loss.

MLP Risk.    MLPs are subject to many risks, including those that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities.

MLP Affiliate Risk.    The performance of securities issued by MLP affiliates, including common shares of corporations that own general partner interests, primarily depends on the performance of an MLP. The risks and uncertainties that affect the MLP, its operational results, financial condition, cash flows and distributions also affect the value of securities held by that MLP’s affiliate.

Capital Markets Risk.    MLPs normally pay out the majority of their operating cash flows to partners. Therefore, MLPs and other issuers in which the Fund invests may rely significantly on capital markets for access to equity and debt financing in order to fund organic growth projects and acquisitions. Should market conditions limit issuers’ access to capital markets, their distribution growth prospects could be at risk.

Debt Securities Risk.    Investments in fixed income securities will be subject to credit risk, interest rate risk and prepayment risk. Credit risk is the risk that an issuer will default or fail to pay principal and interest when due. Interest rate risk is the risk that the value of fixed income securities fluctuates with changes in interest rates (e.g., increases in interest rates result in a decrease in value of fixed income securities). The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels. Pre-payment risk is the risk that the principal on fixed income securities will be paid off prior to maturity causing the Fund to invest in fixed income securities with lower interest rates. Duration risk is the risk that holding long duration and long maturity investments will magnify certain other risks, including interest rate risk and credit risk.

Below Investment Grade Debt Securities Risk.    Investments in below investment grade debt securities and unrated securities of similar credit quality as determined by the Adviser (commonly known as “junk bonds”) involve a greater risk of default and are subject to greater levels of credit and liquidity risk. Below investment grade debt securities have speculative characteristics and their value may be subject to greater fluctuation than investment grade debt securities.

Large Cap Company Risk.    The Fund’s investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock.

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Mid Cap and Small Cap Companies Risk.    The mid cap and small cap companies may not have the management experience, financial resources, product or business diversification and competitive strengths of large cap companies. Therefore, these securities may have more price volatility and be less liquid than the securities of larger, more established companies.

Investment Company and RIC Compliance Risk.    The Fund may be subject to increased expenses and reduced performance as a result of its investments in other investment companies and MLPs. When investing in other investment companies, the Fund bears its pro rata share of the other investment company’s fees and expenses including the duplication of advisory and other fees and expenses. The Fund’s investment in MLPs presents unusual challenges in qualifying each year as a “regulated investment company” (a “RIC”) under the Code, a designation which allows the Fund to avoid paying taxes at regular corporate rates on its income. If for any taxable year the Fund fails to qualify as a RIC, the Fund’s taxable income will be subject to federal income tax at regular corporate rates. The resulting increase to the Fund’s expenses will reduce its performance and its income available for distribution to shareholders.

IPO Risk.    The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Cybersecurity Risk.    Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyber-attacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption.

Illiquid Investments Risk.    The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities at an advantageous price or in a timely manner. Illiquid investments may include restricted securities that cannot be sold immediately because of statutory and contractual restrictions on resale.

Energy Infrastructure Industry Risk.    Companies in the energy infrastructure industry are subject to many risks that can negatively impact the revenues and viability of companies in this industry, including, but not limited to risks associated with companies owning and/or operating pipelines, gathering and processing assets, power infrastructure, propane assets, as well as capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks.

Energy Industry Risk.    Companies in the energy industry are subject to many business, economic, environmental, and regulatory risks that can adversely affect the costs, revenues, profits, and viability of companies in the industry. These risks include, but are not limited to, the following: volatility in commodity prices and changes in supply and demand, which may affect the volume of energy commodities transported, processed, stored and or distributed; specific risks associated with companies owning and/or operating pipelines, gathering and processing energy assets; operating risks including outages, structural and maintenance, impairment and safety problems; changes in the regulatory environment at federal, state and local levels, and in foreign markets; environmental regulation and liability risk; terrorism risk; extreme weather and other natural disasters; and capital markets risk, resulting in a higher capital costs or impacting growth and access to capital.

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Convertible Securities Risk.    Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk. Convertible securities are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.

Preferred Stock Risk.    A preferred stock is a blend of the characteristics of a bond and common stock. It may offer a higher yield than common stock and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer. Preferred stock generally does not confer voting rights.

Tax Risk.    The Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). To maintain qualification for federal income tax purposes as a regulated investment company under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail below under “Tax Consequences.”

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the Fund may need to liquidate investments, which may lead to additional recapture income.

Performance History

On April 28, 2025, the shareholders of Tortoise Energy Infrastructure Total Return Fund, a series of Managed Portfolio Series, a Delaware statutory trust that is registered as an open-end management investment company (the “Predecessor Fund”), approved an Agreement and Plan of Reorganization (the “Plan”) by and between Managed Portfolio Series, on behalf of the Predecessor Fund, and Tortoise Capital Series Trust (the “Trust”), on behalf of the Fund, pursuant to which the Predecessor Fund would be reorganized through an asset and liabilities acquisition into the Fund (the “Reorganization”). The Reorganization was completed on May 9, 2025. As a result of the Reorganization, the Fund has assumed the performance history of the Predecessor Fund.

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s annual total returns from year to year. Following the bar chart is the Fund’s highest and lowest quarterly returns during the periods shown in the bar chart. The table illustrates how the Fund’s average annual returns for the 1-year, 5-year, 10-year and since-inception periods compare with those of a broad measure of market performance. Fund returns shown in the performance table reflect the maximum sales charge of 5.50% for the Fund’s A Class and the contingent deferred sales charge of 1.00% during the one-year period for the C Class. Past performance (before and after taxes) will not necessarily continue in the future.

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Updated information on the Fund’s results can be obtained by visiting www.tortoisecapital.com or by calling toll-free at (844) 874-6339.

Calendar Year Total Returns of the Institutional Class as of 12/31(1)

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
42.12%
-1.03%
-15.14%
18.39%
-29.51%
40.81%
22.13%
14.19%
42.91%
4.94%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

____________

(1)    Fund’s calendar year-to-date total return based on net asset value for the period January 1, 2026 to February 28, 2026 was 18.9%.

During the periods shown in the chart above:

Best Quarter		Worst Quarter
Quarter Ended June 30, 2020	29.35%	Quarter Ended March 31, 2020	-49.32%

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Average Annual Total Returns for the Periods Ended December 31, 2025(1) Fund Performance	1 Year	5 Years	10 years
A Class (with load)
Return Before Taxes (based on NAV)	-1.04%	22.41%	10.44%
Institutional Class
Return Before Taxes (no load based on NAV)	4.94%	24.11%	11.36%
Return After Taxes on Distributions	4.47%	23.49%	10.86%
Return After Taxes on Distributions and Sale of Fund Shares	3.25%	19.72%	9.26%
C Class(2) (with load synthetic)
Return Before Taxes (based on NAV)	2.87%	22.85%	10.26%
Index Performance
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Alerian Midstream Energy Select Index (reflects no deduction for fees, expenses or taxes)(3)	6.58%	24.26%	12.70%
Tortoise North American Pipeline IndexSM (reflects no deduction for fees, expenses or taxes)(4)	8.22%	21.57%	12.76%

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(1)    No returns are shown for T Class Shares since T Class Shares are not currently available for purchase. Average annual total returns for T Class Shares would have been substantially similar to those for other classes offered by the Fund because each class of shares would be invested in the same portfolio of securities, and the annual returns would differ only to the extent that the classes have different expenses.

(2)    The Fund offers multiple classes of shares. The Institutional Class and A Class commenced operations on May 31, 2011 and C Class commenced operations on September 19, 2012. Performance shown prior to inception of the C Class is based on the performance of the Institutional Class, adjusted for the higher expenses applicable to C Class.

(3)    The Alerian Midstream Energy Select Index is a composite of North American energy infrastructure companies engaged in midstream energy activities.

(4)    The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada.

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Tortoise Capital Advisors, L.L.C. (the “Adviser”)

Portfolio Managers

The Fund is managed by the Adviser’s investment committee. The individual members of the investment committee jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, and Robert J. Thummel, Jr., all of whom share responsibility for such investment management and have each served as portfolio manager for the Fund since its inception in 2025. Messrs. Kessens, Mick, Sallee, and Thummel were each portfolio managers for the Predecessor Fund from 2013 through the Reorganization.

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Purchase and Sale of Shares

You may purchase, exchange, or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Tortoise Energy Infrastructure Total Return Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by contacting the Fund by telephone at 855-TCA-FUND (855-822-3863) or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. The minimum initial and subsequent investment amounts are shown below. The Adviser may reduce or waive the minimums in its sole discretion.

	A Class	Institutional Class	C Class	T Class
Minimum Initial Investment	$2,500	$1,000,000	$2,500	$2,500
Subsequent Minimum Investment	$100	$100	$100	$100

Tax Information

Distributions made by the Fund may be taxable as ordinary income, or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement generally will be taxable to you as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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ADDITIONAL FUND INFORMATION

Investment Objective

The Tortoise Energy Infrastructure Total Return Fund’s investment objective to seek total return is non-fundamental and may be changed without approval by the holders of a majority of the outstanding voting securities of the Fund upon 60 days’ prior written notice to shareholders. The Fund must also provide 60 days’ prior written notice to its shareholders if the Board of Trustees changes the Fund’s policy of investing at least 80% of its assets in investments suggested by the Fund’s name, as described in the Fund’s Principal Investment Strategies section below.

Investment limitations identified as fundamental may not be changed without the approval of the holders of a majority of our outstanding voting securities (which for this purpose and under the 1940 Act, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50% of the outstanding voting shares). There is no guarantee that the Fund will achieve its investment objective.

Additional Information About the Principal Investment Strategies

Tortoise Energy Infrastructure Total Return Fund (the “Fund”).    Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of energy infrastructure companies. Energy infrastructure companies are companies that process, store, transport and market natural gas, natural gas liquids, refined products and crude oil (i.e., midstream infrastructure) as well as generate, transport and distribute electricity (i.e., power & renewable infrastructure). The Fund intends to focus its investments primarily in equity securities of midstream infrastructure and also may invest in midstream MLPs and power and renewable infrastructure. MLPs, also known as publicly traded partnerships, predominately operate, or directly or indirectly own, energy-related assets. For purposes of this strategy, energy infrastructure companies include investment companies that invest primarily in energy infrastructure companies. The Fund is non-diversified.

The Fund seeks to achieve its investment objective by investing primarily in equity securities of any capitalization that are publicly traded on an exchange or in the over-the-counter market, consisting of common stock, but also including, among others, MLP and limited liability company (“LLC”) common units; the equity securities issued by MLP affiliates, such as common shares of corporations that own, directly or indirectly, MLP general partner interests; and other investment companies that invest in energy infrastructure companies.

In addition, under normal circumstances, the Fund may invest up to: (i) 30% of its total assets in securities denominated in the currency of a non-North American country, which may include securities issued by energy companies organized and/or having securities traded on an exchange outside North America and/or securities of other non-North American companies that are denominated in the currency of a non-North American country; (ii) 20% of its total assets in debt securities of any issuers, including securities which may be rated below investment grade (“junk bonds”) by an NRSRO or judged by the Adviser to be of comparable credit quality; (iii) 15% of its net assets in illiquid investments; and (iv) 10% of its total assets in securities of any issuer. The Fund may invest in IPOs. The Fund may invest in other investment companies to the extent permitted by the 1940 Act. The Fund may invest in permissible securities without regard to the market capitalization of the issuer of such security. The Fund’s investments in debt securities will not have any duration nor weighted average maturity restrictions.

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Except for investments in illiquid investments, the above investment restrictions apply at the time of purchase, and the Fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions. To the extent that market value fluctuations cause illiquid investments held by the Fund to exceed 15% of its net assets, the Fund will determine how to remediate the excess illiquid investments in accordance with the 1940 Act and the Fund’s policies and procedures.

Targeted Investment Characteristics.    The Fund’s investment strategy will be anchored in the Adviser’s fundamental principles of yield, growth and quality. The Fund’s targeted investments will generally have the following characteristics:

1.    Essential Energy Infrastructure Assets — Companies that operate critical assets that connect sources of energy supply to areas of energy demand. These businesses are essential to economic productivity and experience relatively inelastic demand.

2.    Total Return Potential — Companies that generate a current cash return at the time of investment with dividend or distribution growth potential. The Fund does not intend to invest in start-up companies or companies with speculative business plans.

3.    Predictable Revenues — Companies with stable and predictable revenue streams, often linked to areas experiencing demographic growth and with low commodity price risk.

4.    Stable Operating Structures — Companies with relatively low maintenance expenditures and economies of scale due to operating leverage and an appropriate ratio of debt to equity and coverage/payout ratio with respect to dividends or distributions.

5.    High Barriers to Entry — Companies with operating assets that are difficult to replicate due to regulation, natural monopolies, availability of land or high costs of new development.

6.    Long-Lived Assets — Companies that operate tangible assets with long economic useful lives (generally 20 years or more).

7.    Experienced, Operations-Focused Management Teams — Companies with management teams possessing successful track records and who have substantial knowledge, experience, and focus in their particular segments of the energy infrastructure industry.

Non-Diversification

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means that it may focus its investments in the securities of relatively few issuers. The Fund intends, however, to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Code. This requires, among other things, that at the end of each quarter of the Fund’s taxable year no more than 25% of the Fund’s assets be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or in the securities of all MLPs combined, and at least 50% of the Fund’s assets be represented by (i) cash, (ii) securities of other regulated investment companies, (iii) U.S. Government securities, and (iv) other securities limited, with respect to any single issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer.

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The Fund’s Targeted Portfolio Securities

The Fund seeks to achieve its investment objective by investing primarily in publicly traded equity securities. Securities in which the Fund may invest include, but are not limited to, the following types of securities:

Common Stock.    Common stock generally represents an equity ownership interest in the profits and losses of a corporation, after payment of amounts owed to bondholders, other debt holders, and holders of preferred stock. Holders of common stock generally have voting rights, but the Fund does not expect to have voting control in any of the companies in which the Fund invests.

Foreign Securities.    The Fund may invest in securities (including ADRs) issued by foreign issuers. These securities may be issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country.

Master Limited Partnerships.    Pursuant to tax regulations, the Fund may invest no more than 25% of its total assets in securities of MLPs and other entities treated as qualified publicly traded partnerships.

An MLP is a publicly traded company organized as a limited partnership or LLC and treated as a partnership for federal income tax purposes. MLP common units represent an equity ownership interest in a partnership and provide limited voting rights. MLP common unit holders have a limited role in the partnership’s operations and management. Some energy companies in which the Fund may invest have been organized as LLCs, which are treated in the same manner as MLPs for federal income tax purposes. Common units of an LLC represent an equity ownership in an LLC. Interests in common units of an MLP or LLC entitle the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike MLPs, LLC common unitholders typically have voting rights.

Equity Securities of MLP Affiliates.    In addition to securities of MLPs, the Fund may also invest in equity securities issued by MLP affiliates, such as common shares of corporations that own MLP general partner interests.

MLP affiliates also include the publicly traded equity securities of LLCs that own, directly or indirectly, general partner interests of MLPs. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP.

Investment Companies.    The Fund may invest in other investment companies to the extent permitted by the 1940 Act. Generally, the provisions of the 1940 Act preclude the Fund from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

Other Equity Securities.    The Fund may also invest in other types of publicly traded equity securities, including but not limited to, preferred equity and convertible securities of companies that are organized as corporations, limited partnerships, limited liability companies and energy REITs.

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Debt Securities.    The Fund may invest in debt securities, including securities which may be rated below investment grade (“junk bonds”). These securities may include, among others, corporate debt, Yankee bonds, and zero coupon bonds, and may have variable or fixed principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred and payment-in-kind features. To the extent that the Fund invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by S&P or B3 by Moody’s or a comparable rating by at least one other rating agency or, if unrated, determined by the Adviser to be of comparable quality. If a security satisfies the Fund’s minimum rating criteria at the time of purchase and subsequently is downgraded below such rating, that Fund will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of the Fund and its shareholders.

Illiquid Investments.    The Fund may invest in illiquid investments, which will primarily include direct placements in the securities of listed companies or 144A debt securities. The Fund will not invest in private companies. A listed energy company may be willing to offer the purchaser more attractive features with respect to securities issued in direct placements because it has avoided the expense and delay involved in a public offering of securities. Illiquid investments may include restricted securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale, and are, therefore, unlike securities that are traded in the open market.

Temporary Strategies; Cash or Similar Investments

At the Adviser’s discretion, the Fund may invest in high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in amounts up to 100% of the Fund’s assets in response to adverse market, economic, or political conditions and (ii) retaining flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities. These short-term debt securities and money market instruments include cash, shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, discount notes and repurchase agreements. To the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund will bear its pro rata portion of such money market funds’ management fees and operational expenses. When investing for temporary defensive purposes, the Adviser may invest up to 100% of the Fund’s total assets in such instruments. Taking a temporary defensive position may result in the Fund not achieving its investment objective.

The Fund’s Investment Process

The Adviser’s investment process for determining the securities to be purchased or sold, with respect to the Fund, utilizes fundamental analysis and a comparison of quantitative, qualitative, and relative value factors. Investment decisions are driven by proprietary financial, risk, and valuation models, developed and maintained by the Adviser, which assist in the evaluation of investment decisions and risk. Financial models, based on business drivers with historical and multi-year operational and financial projections, quantify growth, facilitate sensitivity and credit analysis, and aid in peer comparisons. Risk models assess a company’s asset quality, management, nature of cash flows and operational positioning. Valuation models and traditional valuation metrics such as cash flow multiples and NAV are also used in the Adviser’s investment process.

To determine whether a company meets the Fund’s criteria, the Adviser utilizes a research-focused, fundamental bottom-up approach generally looking for the targeted investment characteristics described herein. Although the Adviser uses research provided by broker-dealers and investment

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firms, primary emphasis is placed on proprietary analysis conducted by and valuation models maintained by the Adviser’s in-house investment analysts. The due diligence process followed by the Adviser is comprehensive and may include:

1.    Review of historical and prospective financial information;

2.    Quarterly updates, conference calls and/or management meetings;

3.    Analysis of financial models and projections;

4.    On-site visits; and

5.    Screening of key documents.

Principal Risks of Investing in the Fund

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other governmental agency. There can be no assurance that the Fund will achieve its investment objective. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are:

General Market Risk.    The Fund is subject to all of the business risks and uncertainties associated with any business, including the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. U.S. and international markets have, and may continue to, experience volatility, which may increase risks associated with an investment in the Fund. Changes in the value of the Fund’s portfolio securities may be rapid or unpredictable and cause the NAV of the Fund and its investment return to fluctuate. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. In some cases, for example, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of the issuers. Similarly, the debt markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties.

Adviser Risk.    The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund. The value of your investment in the Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities. If the Adviser’s investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely and the Fund could underperform the market or other mutual funds with similar investment objectives.

Energy Infrastructure Industry Risk.    Companies in the energy infrastructure industry are subject to many risks that can negatively impact the revenues and viability of companies in this industry, including, but not limited to risks associated with companies owning and/or operating pipelines, gathering and processing assets, power infrastructure, propane assets, as well as capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks.

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Energy Industry Risk.    Companies in the energy industry are subject to many business, economic, environmental, and regulatory risks that can adversely affect the costs, revenues, profits, and viability of companies in the industry. These risks include, but are not limited to, the following: volatility in commodity prices and changes in supply and demand, which may affect the volume of energy commodities transported, processed, stored and or distributed; specific risks associated with companies owning and/or operating pipelines, gathering and processing energy assets; operating risks including outages, structural and maintenance, impairment and safety problems; changes in the regulatory environment at federal, state and local levels, and in foreign markets; environmental regulation and liability risk; terrorism risk; extreme weather and other natural disasters; and capital markets risk, resulting in a higher capital costs or impacting growth and access to capital.

Concentration Risk.    The Fund’s strategy of focusing on companies in the energy industry means that the performance of the Fund will be closely tied to the performance of those industries. The Fund’s focus in these investments may present more risk than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these investments would have a greater impact on the Fund than on a fund that does not focus in such investments. At times, the performance of these investments may lag the performance of other industries or the market as a whole. An inherent risk associated with any investment focus is that the Fund may be adversely affected if a small number of its investments perform poorly.

Non-Diversified Fund Risk.    The Fund is “non-diversified” and therefore are not required to meet certain diversification requirements under federal laws. The Fund may invest a greater percentage of its assets in the securities of a single issuer and may have fewer holdings than other mutual funds. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Equity Securities Risk.    Equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations about changes in interest rates, investor sentiment towards such entities, changes in a particular issuer’s or industry’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer or industry. Prices of equity securities of individual entities also can be affected by fundamentals unique to the company or partnership, including earnings power and coverage ratios. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. In addition, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which affect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital. Energy companies’ equity prices may be influenced by dividend and distribution growth rates. Any of the foregoing risks could substantially impact the ability of such an entity to grow its dividends or distributions.

Foreign Securities Risk.    Investments in securities (including ADRs) of foreign issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. For example, foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. The Fund may not be able to pass through to its shareholders any foreign income tax credits as a result of any foreign income taxes it pays. There may be difficulty in obtaining or enforcing a

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court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect the Fund’s assets held in foreign countries. There may be less publicly available information about a foreign company than there is regarding a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes securities issued by foreign issuers can expect to have a higher expense ratio because of the increased transaction costs in foreign markets and the increased costs of maintaining the custody of such foreign securities. When investing in securities issued by foreign issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Fund may, but does not currently intend to, hedge its exposure to foreign currencies.

Currency Risk.    When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment. Foreign countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the Fund’s assets in such country at risk of total loss.

MLP Risk.    MLPs are subject to many risks, including those that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by the Fund generally would be taxed as dividend income. As a result, there could be a material reduction in the Fund’s cash flow and there could be a material decrease in its NAV. Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities.

An MLP’s distributions to the Fund generally will not be taxable unless the cash amount distributed exceeds the Fund’s basis in its interest in the MLP. Distributions received by the Fund from an MLP will reduce the Fund’s adjusted basis in its interest in the MLP, but not below zero. Cash distributions in excess of the Fund’s basis in the MLP will generally be taxable to the Fund as capital gains. A reduced basis will generally result in an increase in the amount of gain (or decrease in the

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amount of loss) that will be recognized by the Fund for tax purposes on the sale of its interest in the MLP. The Fund expects to receive cash distributions each year from certain MLPs that exceed the net taxable income allocated to the Fund from such MLPs for such year, and, as a result, the Fund may recognize larger taxable gains (or smaller losses) with respect to such MLPs when it disposes of its interests in such MLPs. If you hold shares in the Fund when such gains or losses are recognized, you may be required to pay tax on one or more Fund distributions, potentially at ordinary income tax rates, even though you may not have economically benefited from the associated MLP cash distributions.

The Fund will report distributions made to shareholders annually on Form 1099. If an MLP in which the Fund invests amends its partnership tax return, the Fund will, when necessary, send you a corrected Form 1099, which could, in turn, require you to amend your federal, state or local tax returns.

MLP Affiliate Risk.    The performance of securities issued by MLP affiliates, including common shares of corporations that own general partner interests primarily depend on the performance of an MLP. As such, results of operations, financial condition, cash flows and distributions for MLP affiliates primarily depend on an MLP’s results of operations, financial condition and cash flows. The risks and uncertainties that affect the MLP, its results of operations, financial condition, cash flows and distributions also affect the value of securities held by the MLP affiliates.

Debt Securities Risks.    The value of debt securities may decline for a number of reasons, such as management performance, financial leverage and reduced demand of the issuer’s products and services. Debt securities are subject to the following risks:

1.    Call Risk.    During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. In this event the Fund would then be forced to invest in the unanticipated proceeds at lower interest rates, resulting in a decline in its income.

2.    Credit Risk.    Issuers of debt securities may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the issuer to pay back debt. The degree of credit risk for a particular security may be reflected it its credit rating. Lower rated debt securities involve greater credit risk, including the possibility of default or bankruptcy.

3.    Interest Rate Risk.    Debt securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt securities with shorter maturities. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels. Substantial redemptions from bond and other income funds may worsen that impact. Other types of securities also may be adversely affected from an increase in interest rates.

4.    Reinvestment Risk.    If the Fund reinvests the proceeds of matured or sold securities at market interest rates that are below its portfolio earnings rate, its income will decline.

5.    Prepayment and Extension Risk.    Prepayment occurs when the issuer of a debt security exercises its option to call or repays principal prior to the security’s maturity. During periods of declining interest rates, issuers may increase pre-payments of principal causing the Fund to invest in debt securities with lower yields thus reducing income generation. Similarly, during periods of increasing interest rates, issuers may decrease pre-payments of principal extending the duration of debt securities potentially to maturity. This is known as extension risk and may increase the Fund’s sensitivity to

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rising rates and the potential for price declines. Debt securities with longer maturities are subject to greater price shifts as a result of interest rate changes. Also, if the Fund is unable to liquidate lower yielding securities to take advantage of a higher interest rate environment, its ability to generate income may be adversely affected. The potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

6.    Duration Risk.    The Fund does not have a set policy regarding the maturity or duration of any or all of its securities. Holding long duration and long maturity investments will magnify certain risks, including interest rate risk and credit risk.

Below Investment Grade Debt Securities Risk.    Below-investment grade debt securities, or unrated securities of similar credit quality as determined by the Adviser, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government or investment grade debt securities because they are subject to greater risks. These risks, which reflect their speculative character, include: greater volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default. In addition, the prices of these non-investment grade debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Non-investment grade debt securities tend to be less liquid than investment grade debt securities.

Large-Cap Company Risk.    Investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock.

Mid-Cap and Small-Cap Companies Risk.    Mid-cap and small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies. Therefore, their securities may be more volatile and less liquid than the securities of larger, more established companies. Mid-cap and small-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Adviser wants to sell a large quantity of a mid-cap or small-cap company stock, it may have to sell at a lower price than it might prefer, or it may have to sell in smaller than desired quantities over a period of time. Analysts and other investors may follow these companies less actively and therefore information about these companies may not be as readily available as that for large-cap companies.

Cybersecurity Risk.    Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyber attacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption. Cyber attacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access. Nevertheless, cyber incidents could potentially occur, and might in some circumstances result in unauthorized access to sensitive information about the Adviser or its clients.

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Illiquid Investments Risk.    The Fund may invest in securities of any market capitalization and may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities or close call option positions at an advantageous price or a timely manner. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. In addition, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the times when the Adviser believes it is desirable to do so. Investment in securities that are less actively traded (or over time experience decreased trading volume) may restrict the Fund’s ability to take advantage of other market opportunities.

Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This reduced liquidity creates special risks for the Fund. However, the Fund could sell such securities in private transactions with a limited number of purchasers or in public offerings under the Securities Act of 1933, as amended (the “1933 Act”). Adverse conditions in the public securities markets may preclude a public offering of securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. The Fund would bear the risks of any downward price fluctuation during that period.

Investment Company and RIC Compliance Risk.    The Fund may be subject to increased expenses and reduced performance as a result of its contemplated investments in other investment companies and MLPs. If the Fund invests in investment companies (including other closed-end, open-end funds, and ETFs), it will bear additional expenses based on its pro rata share of the investment company’s operating expenses, including the duplication of advisory and other fees and expenses. Additional risks of owning an investment company generally includes the risks of owning the underlying securities the investment company holds. In addition, the Fund intends to elect to be treated, and to qualify each year, as a RIC under the Internal Revenue Code. To maintain the Fund’s qualification for federal income tax purposes as a RIC, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). The resulting increase to the Fund’s expenses will reduce its performance and its income available for distribution. Given the Fund’s contemplated investments in MLPs, compliance with the asset diversification test applicable to RICs presents unusual challenges and will require careful, ongoing monitoring. While the Fund will not be required to sell MLP securities if market valuations cause MLPs to represent more than 25% of such Fund’s total assets, incremental investment opportunities in MLPs will be limited until the Fund is in compliance.

IPO Risk.    The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Preferred Stock Risk.    The Fund may be subject to preferred stock risk. A preferred stock is a blend of the characteristics of a bond and common stock. It may offer a higher yield than common stock and has priority over common stock in equity ownership, but it does not have the seniority of

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a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer. Preferred stock generally does not confer voting rights.

Tax Risk.    The Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” under the Code. To maintain qualification for federal income tax purposes as a regulated investment company under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail below under “Tax Consequences.” If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded to regulated investment companies, all its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to shareholders) and any income available for distribution will be reduced. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. For additional information on the requirements imposed on regulated investment companies and the consequences of a failure to qualify, see “Tax Consequences” below.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the Fund may need to liquidate investments, which may lead to additional recapture income.

Capital Markets Risk.    Global financial markets and economic conditions have been, and may continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. In volatile times, the cost of raising capital in the debt and equity capital markets, and the ability to raise capital, may be impacted. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, energy companies may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, energy companies may not be able to meet obligations as they come due. Moreover, without adequate funding, energy companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Rising interest rates could limit the capital appreciation of equity units of energy companies as a result of the increased availability of alternative investments at competitive yields. Rising interest rates may increase the cost of capital for energy companies. A higher cost of capital or an inflationary period may lead to inadequate funding, which could limit growth from acquisition or expansion projects, the ability of such entities to make or grow dividends or distributions or meet debt obligations, the ability to respond to competitive pressures, all of which could adversely affect the prices of their securities.

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In 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the events surrounding the recent negotiations regarding the U.S. federal government debt ceiling and the resulting agreement could adversely affect us. In 2011, S&P lowered its long-term sovereign credit rating on the U.S. federal government debt to “AA+” from “AAA.” The effects of these or similar events in the future on the U.S. economy and securities markets or on energy companies cannot be predicted.

Additional Risks Related to Investing in the Energy Industry and Energy Infrastructure Industry

Acquisition Risk.    The abilities of MLP Entities to grow and to increase distributions can be highly dependent on their ability to make acquisitions that result in an increase in cash available for distributions. Recently, the acquisition market has become more competitive as a result of the increased amount of MLP Entities, as well as significant private equity interest in midstream energy assets. Almost all MLP Entities have been active in the third-party acquisition market. As a result, the competitive nature of the market has resulted in higher multiples, which may reduce the attractiveness of returns on acquisitions. Accordingly, MLP Entities may be unable to make accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, raise financing for such acquisitions on economically acceptable terms or because they are outbid by competitors. Such circumstances may limit their future growth and their ability to raise distributions could be reduced. Furthermore, even if MLP Entities do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating income. Any acquisition involves risks, including, among other risks, mistaken assumptions about revenues and costs, the assumption of unknown liabilities, limitations on rights to indemnity from the seller, the diversion of management’s attention from other business concerns, unforeseen difficulties operating in new product or geographic areas and customer or key employee losses at the acquired businesses.

Affiliated Party Risk.    Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such a company’s parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions.

Cash Flow Risk.    The amount and tax characterization of cash available for distribution by an MLP Entity depends upon the amount of cash generated by its operations. Cash available for distribution by MLP Entities will vary widely from quarter to quarter and is affected by various factors affecting the MLP Entities’ operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP Entity has available for distribution in a given period.

Commodity Price Volatility Risk.    The volatility of energy commodity prices can significantly affect energy companies due to the impact of prices on the volume of commodities developed, produced, gathered and processed. Historically, energy commodity prices have been cyclical and exhibited significant volatility, which may adversely impact the value, operations, cash flows and financial performance of energy companies. The volatility of energy commodity prices can also indirectly affect certain entities that operate in the midstream segment of the energy industry due to the impact of prices on the volume of commodities transported, processed, stored or distributed.

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Commodity price fluctuations may be swift and may occur for several reasons, including changes in global and domestic energy markets, general economic conditions, consumer demand, the price and level of foreign imports, the impact of weather on demand, levels of domestic and worldwide supply, levels of production, domestic and foreign governmental regulation, political instability, acts of war and terrorism, the success and costs of exploration projects, conservation and environmental protection efforts, the availability and price of alternative energy, taxation, and the availability of local, intrastate and interstate transportation systems.

Counterparty Risk.    Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

Supply and Demand Risk.    A decrease in the exploration, production or development of natural gas, NGLs, crude oil, refined petroleum products, or a decrease in the volume of such commodities, may adversely impact the financial performance and profitability of energy companies. Production declines and volume decreases may be caused by various factors, including changes in commodity prices, oversupply, depletion of resources, declines in estimates of proven reserves, catastrophic events affecting production, labor difficulties, political events, production variance from expectations, Organization of the Petroleum Exporting Countries (“OPEC”) actions, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems or outages, the inability of energy companies to obtain necessary permits or carry out new construction or acquisitions, unanticipated expenses, import supply disruption, increased competition from alternative energy sources, and other events. All of the above is particularly true for new or emerging areas of supply in North America that may have limited or no production history. Reductions in or prolonged periods of low prices for natural gas and crude oil can cause a given reservoir to become uneconomical for continued production earlier than it would if prices were higher.

A sustained decline in or varying demand for such commodities could also adversely affect the financial performance of energy companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, political and economic conditions, including embargoes, in other natural resource producing countries, hostilities in the Middle East, military campaigns and terrorism, OPEC actions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, exchange rates, changes in commodity prices, and changes in weather.

In addition, the profitability of companies engaged in processing and pipeline activities may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of such entities.

Reserve & Depletion Risk.    Energy companies’ estimates of proven reserves and projected future net revenue are generally based on internal reserve reports, engineering data, and reports of independent petroleum engineers. The calculation of estimated reserves requires subjective estimates of underground accumulations and utilizes assumptions concerning future prices, production levels, and operating and development costs. These estimates and assumptions may prove to be inaccurate. As a result, estimated quantities of proved reserves, projections of future production rates, and the timing of related expenditures may likewise prove to be inaccurate. Any material negative inaccuracies in these reserve estimates or underlying assumptions may materially lower the value of upstream energy companies. Future natural gas, NGL and oil production is highly dependent upon the success in acquiring or finding additional reserves that are

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economically recoverable. This is particularly true for new areas of exploration and development, such as in North American oil and gas reservoirs, including shale. A portion of any one upstream company’s assets may be dedicated to crude oil or natural gas reserves that naturally deplete over time, and a significant slowdown in the identification or availability of reasonably priced and accessible proven reserves for these companies could adversely affect their business.

Midstream and Power Infrastructure Company Risk.    The Fund may be subject to midstream and power infrastructure company risk through its investments in pipeline companies. In addition to the other energy risks described herein, pipeline companies are subject to particular risks, including varying demand for crude oil, natural gas, NGLs or refined products in the markets served by the pipeline; changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities; sharp decreases in crude oil or natural gas prices that cause producers to curtail production; reduced capital spending for exploration activities; or re-contracting at lower rates. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.

Gathering and processing companies are subject to many risks, including declines in production of crude oil and natural gas fields which utilize their gathering and processing facilities, prolonged depression in the price of natural gas or crude oil which curtails production due to lack of drilling activity, and declines in the prices of NGLs and refined petroleum products, resulting in lower processing or refining margins. In addition, the development of, demand for, and/or supply of competing forms of energy may negatively impact the revenues of these companies.

Propane companies are subject to many risks, including earnings variability based upon weather patterns in the locations where the company operates and the wholesale cost of propane sold to end customers. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating.

Power infrastructure companies are subject to many risks, including earnings variability based upon weather patterns in the locations where the company operates, the change in the demand for electricity, the cost to produce power, and the regulatory environment. Further, share prices are partly based on the interest rate environment, the sustainability and potential growth of the dividend, and the outcome of various rate cases undertaken by the company or a regulatory body.

Operating Risk.    Energy companies are subject to many risks, including: equipment failure causing outages; structural, maintenance, impairment and safety problems; transmission or transportation constraints, inoperability or inefficiencies; dependence on a specified fuel source; changes in electricity and fuel usage; availability of competitively priced alternative energy sources; changes in generation efficiency and market heat rates; lack of sufficient capital to maintain facilities; significant capital expenditures to keep older assets operating efficiently; seasonality; changes in supply and demand for energy; catastrophic and/or weather-related events such as spills, leaks, well blowouts, uncontrollable flows, ruptures, fires, explosions, floods, earthquakes, hurricanes, discharges of toxic gases and similar occurrences; storage, handling, disposal and decommissioning costs; and environmental compliance. Breakdown or failure of an energy company’s operating assets may prevent it from performing under applicable sales agreements, which in certain situations could result in termination of the agreement or in the company incurring a liability for liquidated damages. Because of these operating risks and other potential hazards, energy companies may become exposed to significant liabilities for which they may not have adequate insurance coverage. Any of the identified risks may have a material adverse effect on the business, financial condition, results of operations and cash flows of energy companies.

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The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or, due to significant demand, such services or equipment may not be available on commercially reasonable terms. A company’s ability to complete capital improvements to existing projects or invest in planned capital projects in a successful and timely manner is dependent upon many variables. Should any such efforts be unsuccessful, an energy company may be subject to additional costs and/or the write-off of its investment in the project or improvement. The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which may impact the production of a particular energy company. Oil and gas companies operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.

Energy companies engaged in interstate pipeline transportation of natural gas, refined petroleum products and other products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates that these companies may charge for pipeline transportation services. An adverse determination to an energy company by the FERC with respect to such tariff rates may have a material adverse effect on that energy company’s business, financial condition, results of operations and cash flows and on its ability to make cash distributions to its equity owners.

Regulatory Risk.    Energy companies are subject to regulation by governmental authorities in various jurisdictions and may be adversely affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Regulation exists with respect to multiple aspects of their operations, including: reports and permits concerning exploration, drilling, and production; how facilities are constructed, maintained and operated; how wells are spaced; the unitization and pooling of properties; environmental and safety controls, including emissions release, the reclamation and abandonment of wells and facility sites, remediation, protection of endangered species, and the discharge and disposition of waste materials; offshore oil and gas operations; and the prices energy companies may charge for the oil and gas produced or transported under federal and state leases and for other products and services. Various governmental authorities have the power to enforce compliance both with these regulations and permits issued pursuant to them, and violators may be subject to administrative, civil and criminal penalties, including fines, injunctions or both. Stricter laws, regulations or enforcement policies may be enacted in the future which increase compliance costs and adversely affect the financial performance of energy companies. Additionally, legislation has been proposed that would, if enacted into law, make significant changes to U.S. federal income tax laws, including the elimination of certain U.S. federal income tax benefits currently available to oil and gas exploration and production companies.

The use of methods such as hydraulic fracturing may be subject to new or different regulation in the future. Any new state or federal regulations that may be imposed on hydraulic fracturing could result in additional permitting and disclosure requirements (including of substances used in the fracturing process) and in additional operating restrictions. The imposition of various conditions and restrictions on drilling and completion operations could lead to operational delays and increased costs and, moreover, could delay or effectively prevent the development of oil and gas from formations that would not be economically viable without the use of hydraulic fracturing.

Energy infrastructure companies engaged in interstate pipeline transportation of natural gas, refined petroleum products and other products are subject to regulation by FERC with respect to tariff rates these companies may charge for pipeline transportation services. An adverse determination by the FERC with respect to the tariff rates of an energy infrastructure company

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could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to make cash distributions to its equity owners. Certain MLPs regulated by FERC have the right, are not obligated, to redeem all their common units held by an investor who is not subject to U.S. federal income taxation at market value, with the purchase price payable in cash or via a three-year interest-bearing promissory note. Prices for certain electric power companies are regulated in the U.S. with the intention of protecting the public while ensuring that the rate of return earned by such companies is sufficient to attract growth capital and to provide appropriate services. The rates assessed for these rate-regulated electric power companies by state and local regulators are generally subject to cost-of-service regulation and annual earnings oversight. This regulatory treatment does not provide any assurance as to achievement of earnings levels. Changes in laws or regulations or changes in the application or interpretation of regulatory provisions in jurisdictions where electric power companies operate, particularly utilities where electricity tariffs are subject to regulatory review or approval, could adversely affect their business. The Fund could become subject to FERC’s jurisdiction if it is deemed to be a holding company of a public utility company or of a holding company of a public utility company, and the Fund may be required to aggregate securities held by the Fund or other funds and accounts managed by the Adviser and its affiliates. Accordingly, the Fund may be prohibited from buying securities of a public utility company or of a holding company of any public utility company or may be forced to divest itself of such securities because of other holdings by the Fund or other funds or accounts managed by the Adviser and its affiliates.

Environmental Risk.    Energy company activities are subject to stringent environmental laws and regulation by many federal, state and local authorities, international treaties and foreign governmental authorities. A company’s failure to comply with such laws and regulations or to obtain any necessary environmental permits pursuant to such laws and regulations may result in the imposition of fines or other sanctions. Congress and other domestic and foreign governmental authorities have either considered or implemented various laws and regulations to restrict or tax certain emissions, particularly those involving air and water emissions. Existing environmental regulations may be revised or reinterpreted, new laws and regulations may be adopted or become applicable, and future changes in environmental laws and regulations may occur, each of which could impose significant additional costs on energy companies. Energy companies have made and will likely continue to make significant capital and other expenditures to comply with these and other environmental laws and regulations. There can be no assurance that such companies will be able to recover all or any increased environmental costs from their customers or that their business, financial condition or results of operations will not be materially and adversely affected by such expenditures or by any changes in domestic or foreign environmental laws and regulations, in which case the value of these companies’ securities could be adversely affected. Energy companies may not be able to obtain or maintain all required environmental regulatory approvals. If there is a delay in obtaining any required environmental regulatory approvals or if an energy company fails to obtain, maintain or comply with any such approval, the operation of its facilities could be stopped or become subject to additional costs. In addition, energy companies may be responsible for environmentally-related liabilities, including any on-site liabilities associated with the environmental condition of facilities that it has acquired, leased or developed, or liabilities from associated activities, regardless of when the liabilities arose and whether they are known or unknown.

Hydraulic fracturing is a common practice used to stimulate production of natural gas and/or oil from dense subsurface rock formations such as shales that generally exist several thousand feet below ground. Some energy companies commonly apply hydraulic-fracturing techniques in onshore oil and natural gas drilling and completion programs. The process involves the injection of water, sand, and additives under pressure into a targeted subsurface formation. The water and pressure create fractures in the rock formations, which are held open by grains of sand, enabling

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the oil or natural gas to flow to the wellbore. The use of hydraulic fracturing may produce certain wastes that may in the future be designated as hazardous wastes and become subject to more rigorous and costly compliance and disposal requirements.

The EPA has commenced a study of potential environmental effects of hydraulic fracturing on drinking water and groundwater. The EPA also announced in October 2011 that it is launching a study regarding wastewater resulting from hydraulic fracturing activities that such wastewater must meet before being transported to a treatment plant. In addition, the Department of Energy is conducting an investigation into practices the agency could recommend to better protect the environment from drilling using hydraulic fracturing completion methods, and the Department of the Interior has proposed disclosure, well testing and monitoring requirements for hydraulic fracturing on federal lands. The White House Council on Environmental Quality and a committee of the U.S. House of Representatives are reviewing hydraulic-fracturing practices, and legislation has been introduced in Congress to provide for federal regulation of hydraulic fracturing and to require disclosure of the chemicals used in the fracturing process. Some states have also adopted, and other states are considering adopting, regulations that impose more stringent permitting, disclosure and well construction requirements on hydraulic fracturing operations. Additional regulations may be imposed that would, among other things, limit injection of oil and gas well wastewater into underground disposal wells, because of concerns about the possibility of minor earthquakes being linked to such injection, an indirect byproduct to drilling unique to certain geographic regions. If new laws or regulations that significantly restrict hydraulic fracturing or associated activity are adopted, such laws may make it more difficult or costly for energy companies to perform fracturing to stimulate production from tight formations, which might adversely affect their production levels, operations, and cash flow, as well as the value of such companies’ securities.

Climate Change Regulation Risk.    Climate change regulation may result in increased operations and capital costs for the companies in which the Fund invests. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the U.S. and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, which some scientists and policymakers believe contribute to global climate change. These current and future measures may result in certain companies in which the Fund invests incurring increased costs to operate and maintain facilities and to administer and manage a greenhouse gas emissions program, which in turn may reduce demand for fuels that generate greenhouse gases that are produced or managed or produced by such companies.

Terrorism Risk.    Energy companies, and the market for their securities, are subject to disruption as a result of terrorism-related risks. These include terrorist activities, such as the September 11, 2001 terrorist attacks; wars, such as the wars in Afghanistan and Iraq and their aftermath; and other geopolitical events, including upheaval in the Middle East and other energy producing regions. Cyber hacking may also cause significant disruption and harm to energy companies. The U.S. government has issued warnings that energy industry assets, including exploration and production facilities as well as pipelines and transmission and distribution facilities, may be specific targets for terrorist activity. Such events have led, and in the future may lead, to short-term market volatility, and may also have long-term effects on companies in the energy industry and the market price of their securities. Such events may also adversely affect the business and financial condition of particular companies in which the Fund invests.

Natural Disaster Risk.    Natural risks, such as earthquakes, flood, lightning, hurricanes, tsunamis, tornadoes and wind, are inherent risks in energy company operations. For example, extreme weather patterns, such as Hurricane Ivan in 2004, Hurricanes Katrina and Rita in 2005, the Tohuku earthquake and resulting tsunami in Japan in 2011, Hurricane Sandy in 2012 and Hurricane Harvey in 2017, resulted in substantial damage to the facilities of certain companies located in the

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affected areas, created significant volatility in the supply of energy, and adversely impacted the prices of certain energy company securities. Future natural disasters, or even the threat thereof, may result in similar volatility and may adversely affect commodity prices and earnings of energy companies in which the Fund invests.

Exclusion of Adviser from Commodity Pool Operator Definition

An exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) has been claimed with respect to the Fund, and, therefore, the Adviser is not subject to CFTC registration or regulation as a CPO with respect to the Fund. In addition, the Adviser will rely upon an exemption from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

Disclosure of Portfolio Holdings

Information regarding the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

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INVESTMENT MANAGEMENT

Investment Adviser

Pursuant to an investment advisory agreement, the Adviser provides the Fund with investment research and advice and furnishes the Fund with an investment program consistent with its investment objective and policies, subject to the supervision of its Board of Trustees. The Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the Fund’s securities transactions and reports to the Board of Trustees of the Trust on its investments and performance.

The Adviser is located at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. The Adviser specializes in energy investing across the energy value chain, including infrastructure and MLPs. The Adviser was formed in October 2002 to provide portfolio management services to institutional and high-net-worth investors seeking professional management of their MLP investments. As of February 28, 2026, the Adviser had approximately $10.4 billion of client assets under management. The Adviser’s investment committee is comprised of four individuals.

The Adviser is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”) and is an indirect wholly-owned subsidiary of Tortoise Parent Holdco LLC (“Tortoise”). An entity formed by Lovell Minnick owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise. Certain employees in the Tortoise complex, also own interests in Tortoise.

Portfolio Managers

The investment management of the Fund’s portfolio is the responsibility of the Adviser’s investment committee. The investment committee’s members are Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, and Robert J. Thummel, Jr., all of whom share responsibility for such investment management. It is the policy of the investment committee that any one member can require the Adviser to sell a portfolio company and any one member can veto the committee’s decision to invest in a portfolio company.

Brian A. Kessens.    Mr. Kessens joined the Adviser in 2008. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2015, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, and an investment analyst from 2008 to June 2012. Previously, from 2004 to 2008, he was a vice president in Citigroup’s global energy investment banking practice. Prior to Citigroup, he served from 1997 to 2002 as a field artillery officer in the United States Army. Mr. Kessens earned a Master of Business Administration from Columbia Business School in New York and a Bachelor of Science in economics from the United States Military Academy at West Point. He earned his CFA designation in 2006.

James R. Mick.    Mr. Mick joined the Adviser in 2006. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, an investment analyst from 2011 to June 2012, and a research analyst from 2006 to 2011. Previously, he was a senior finance specialist at General Electric Insurance Solutions (now Swiss Re) from 2003 to 2006 and a senior auditor

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at Ernst & Young from 2000 to 2003. Mr. Mick earned Bachelor of Science degrees in business administration and accounting and a Master of Accounting and Information Systems degree from the University of Kansas. He earned his CFA designation in 2010.

Matthew G.P. Sallee.    Mr. Sallee joined the Adviser in 2005. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, an investment analyst from 2009 to June 2012, and a research analyst from 2005 to 2009. Previously, he served for five years (from 2000 to 2005) as a senior financial analyst with Aquila, Inc., where he was responsible for analysis of capital allocation at the firm’s communications infrastructure subsidiary, Everest Connections. Mr. Sallee graduated magna cum laude from the University of Missouri with a degree in business administration. He earned his CFA designation in 2009.

Robert J. Thummel, Jr.    Mr. Thummel joined the Adviser in 2004. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, and an investment analyst from 2004 to June 2012. Mr. Thummel was previously the president of Tortoise North American Energy Corporation from 2008 until the fund was merged into Tortoise Energy Infrastructure Corporation in June 2014. Previously, he was director of finance at KLT Inc., a subsidiary of Great Plains Energy, from 1998 to 2004 and a senior auditor at Ernst & Young from 1995 to 1998. Mr. Thummel earned a Bachelor of Science in accounting from Kansas State University and a Master of Business Administration degree from the University of Kansas.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund are available in the SAI.

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Shareholder Information

Pricing of Shares

The price of each class of the Fund’s shares is based on its NAV. The NAV of each class of shares is calculated by dividing the total assets of each class, less the liabilities of each class, by the number of shares outstanding of each class. The Fund’s NAV is calculated at the close of regular trading of the NYSE, which is generally 4:00 p.m., Eastern Time. The NAV will not be calculated nor may investors purchase or redeem Fund shares on days that the NYSE is closed for trading, even though certain Fund securities (i.e., foreign or debt securities) may trade on days the NYSE is closed, and such trading may materially affect the NAV of each class of the Fund’s shares.

The Fund’s assets are generally valued at their market price using valuations provided by independent pricing services. Fixed income securities with remaining maturities of 60 days or less are valued at amortized cost. When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees. The Board reviews, no less frequently than annually, the adequacy of the policies and procedures of the Fund and the effectiveness of their implementation. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Trust’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

Certain foreign securities may be valued at intraday market values in such foreign markets. Additionally, in the case of foreign securities, the occurrence of certain events (such as a significant surge or decline in the U.S. or other markets) after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will often result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair value pricing can reduce an investor’s ability to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. In addition, the Fund’s investments in smaller or medium capitalization companies and certain debt securities are more likely to require a fair value determination because they may be more thinly traded and less liquid than securities of larger companies. It is anticipated that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are unavailable or considered unreliable.

Buying Shares

Shares of the Fund are purchased at the next NAV per share calculated plus any applicable sales charge after your purchase order is received in good order by the Fund (as defined below). Shares may be purchased directly from the Fund or through a financial intermediary, including but

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not limited to, certain brokers, financial planners, financial advisors, banks, insurance companies, retirement, benefit and pension plans or certain packaged investment products. Institutional Class shares may also be available on certain brokerage platforms. An investor transacting in Institutional Class shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Shares of the Fund have not been registered and are not offered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or in certain other circumstances where the Chief Compliance Officer and Anti-Money Laundering Officer for the Trust conclude that such sale is appropriate and is not in contravention of United States law.

A service fee, currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any purchases that do not clear. The Fund and U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (the “Transfer Agent”), will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.

Minimum Investments

The minimum initial investment amount for the Fund is $2,500 for the A Class, $1,000,000 for the Institutional Class, $2,500 for the C Class, and $2,500 for the T Class. The minimum subsequent investment amount is $100 for all classes of the Fund. The Adviser reserves the right to waive the minimum initial or subsequent investment amounts at its discretion. Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.

Purchases through Financial Intermediaries

For share purchases through a financial intermediary, you must follow the procedures established by your financial intermediary. Your financial intermediary is responsible for sending your purchase order and payment to the Transfer Agent. Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales from the Fund. Your financial intermediary may charge for the services that it provides to you in connection with processing your transaction order or maintaining an account with them. Financial intermediaries may sell Institutional Class shares for less than the stated investment minimum for Institutional Class shares provided they have an agreement in place authorizing them to do so.

If you place an order for the Fund’s shares through a financial intermediary that is authorized by the Fund to receive purchase and redemption orders on its behalf (an “Authorized Intermediary”), your order will be processed at the applicable price next calculated after receipt by the Authorized Intermediary, consistent with applicable laws and regulations. Authorized Intermediaries are authorized to designate other Authorized Intermediaries to receive purchase and redemption orders on the Fund’s behalf.

If your financial intermediary is not an Authorized Intermediary, your order will be processed at the applicable price next calculated after the Transfer Agent receives your order from your financial intermediary. Your financial intermediary must agree to send immediately available funds to the Transfer Agent in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received in a timely manner, the Transfer Agent may rescind the transaction and your financial intermediary will be held liable for any resulting fees or losses. Financial intermediaries that are not Authorized Intermediaries may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund.

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For more information about your financial intermediary’s rules and procedures, and whether your financial intermediary is an Authorized Intermediary, you should contact your financial intermediary directly.

Purchase Requests Must be Received in Good Order

Your share price will be based on the next NAV per share, plus any applicable sales charge, calculated after the Transfer Agent or an Authorized Intermediary receives your purchase request in good order. “Good order” means that your purchase request includes:

1.    The name of the Fund(s);

2.    The class of shares to be purchased;

3.    The dollar amount of shares to be purchased;

4.    Your Account Application or Invest By Mail form that is attached to your confirmation statement; and

5.    A check payable to the name of the Fund or a wire transfer received by the Fund.

An Account Application to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted. The Fund reserves the right to reject any Account Application or to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so. For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund. Purchases may also be rejected from persons believed to be “market-timers,” as described under “Short Term Trading Policy,” below. Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation. Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.

Upon acceptance by the Fund, all purchase requests received in good order before the close of the NYSE (generally 4:00 p.m., Eastern Time) will be processed at the applicable price next calculated after receipt. Purchase requests received after the close of the NYSE will be processed on the following business day and receive the next business day’s applicable price per share.

Purchase by Mail.    To purchase Fund shares by mail, simply complete and sign the Account Application or investment stub and mail it, along with a check made payable to the Fund:

Regular Mail Tortoise Energy Infrastructure Total Return Fund c/o U.S. Bank Global Fund Services P.O. Box 219252 Kansas City, MO 64121-9252	Overnight or Express Mail Tortoise Energy Infrastructure Total Return Fund c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave Suite 219252 Kansas City, MO 64105-1307

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC’s post office box, of purchase or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase or redemption requests is determined at the time the order is received at the Transfer Agent’s offices. All purchase checks must be in U.S. dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment.

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Purchase by Wire.    If you are making your first investment in the Fund, the Transfer Agent must have a completed Account Application before you wire the funds. You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Prior to sending the wire, please call the Transfer Agent at 855-TCA-FUND (855-822-3863) to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund, the class of shares, your name and your account number so that your wire can be correctly applied. Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank, N.A.
ABA Number:	75000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Name of the Fund(s)
[Class of shares to be purchased]
[Shareholder Name/Account Registration)]
[Shareholder Account Number]

Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern Time) to be eligible for same day pricing. The Fund and U.S. Bank, N.A., the Fund’s custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Investing by Telephone.    You may not make initial purchases of Fund shares by telephone. If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Fund and your account has been open for at least 7 business days, you may purchase additional shares by telephoning the Fund toll free at 855-TCA-FUND (855-822-3863). This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The minimum telephone purchase amount is $100. If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern Time), shares will be purchased in your account at the applicable price determined on the day your order is placed. Shareholders may encounter higher than usual call waiting times during periods of high market activity. Please allow sufficient time to place your telephone transaction. The Fund is not responsible for delays due to communications or transmission outages or failure. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time).

Subsequent Investments.    Subject to the minimum investment amounts described above, you may add to your account at any time by purchasing shares by mail, telephone or wire. You must call to notify the Fund at 855-TCA-FUND (855-822-3863) before wiring. An Invest by Mail form, which is attached to your confirmation statement, should accompany any investments made through the mail. All subsequent purchase requests must include the Fund name and your shareholder account number. If you do not have the Invest by Mail form from your confirmation statement, include your name, address, Fund name and account number on a separate piece of paper.

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Automatic Investment Plan.    For your convenience, the Fund offers an Automatic Investment Plan (“AIP”). Under the AIP, after your initial investment, you may authorize the Fund to withdraw any amount of at least $100 that you wish to invest in the Fund, on a monthly or quarterly basis, from your personal checking or savings account. In order to participate in the AIP, your bank must be a member of the ACH network. If you wish to enroll in the AIP, the appropriate section in the Account Application must be completed. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the next scheduled investment. A fee will be charged if your bank does not honor the AIP draft for any reason.

Anti-Money Laundering Program.    The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws and regulations, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

1.    Full name;

2.    Date of birth (individuals only);

3.    Social Security or taxpayer identification number; and

4.    Permanent street address (a P.O. Box number alone is not acceptable).

In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify certain information on your account application as part of the Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your application, please contact the Transfer Agent at 855-TCA-FUND (855-822-3863).

Cancellations and Modifications.    The Fund will not accept a request to cancel or modify a written transaction once processing has begun. Please exercise care when placing a transaction request.

Redeeming Shares

In general, orders to sell or “redeem” shares may be placed directly with the Fund or through a financial intermediary. You may redeem all or part of your investment in the Fund’s shares on any business day that the Fund calculates its NAV.

However, if you originally purchased your shares through a financial intermediary, your redemption order must be placed with the same financial intermediary in accordance with their established procedures. Your financial intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. Your financial intermediary may charge for the services that they provide to you in connection with processing your transaction order or maintaining an account with them.

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Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Shares held in IRA or other retirement plan accounts may be redeemed by telephone at 1-855-TCA-FUND (855-822-3863). Investors will be asked whether or not to withhold taxes from any distribution.

Payment of Redemption Proceeds.    You may redeem your Fund shares at the NAV per share next determined after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed. All requests received by the Fund in good order after the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern Time) will generally be processed on the next business day. Under normal circumstances, the Fund expects to meet redemption requests through the sale of investments held in cash or cash equivalents. In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests, the Fund will typically borrow money through the Fund’s bank line-of-credit. The Fund may also choose to sell portfolio assets for the purpose of meeting such requests. The Fund further reserves the right to distribute “in-kind” securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions. Redemptions-in-kind are discussed in greater detail below.

A redemption request will be deemed in “good order” if it includes:

1.    The shareholder’s name;

2.    The name of the Fund;

3.    The class of shares to be redeemed;

4.    The account number;

5.    The share or dollar amount to be redeemed; and

6.    Signatures by all shareholders on the account and signature guarantee(s), if applicable.

Additional documents are required for certain types of redemptions, such as redemptions from accounts held by credit unions, corporations, limited liability companies, or partnerships, or from accounts with executors, trustees, administrators or guardians. Please contact the Transfer Agent to confirm the requirements applicable to your specific redemption request. Redemption requests that do not have the required documentation will be rejected.

While redemption proceeds may be paid by check sent to the address of record, the Fund is not responsible for interest lost on such amounts due to lost or misdirected mail. Redemption proceeds may be wired to your pre-established bank account or proceeds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established for your account. The Fund typically send the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or automated clearing house (ACH) transfer. Wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption. Except as set forth below, proceeds will

36

be paid within seven calendar days after the Fund receives your redemption request. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.

Please note that if the Transfer Agent has not yet collected payment for the shares you are redeeming, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of its securities is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may, by order, permit for the protection of shareholders. Your ability to redeem shares by telephone will be restricted for 15 calendar days after you change your address. You may change your address at any time by telephone or written request, addressed to the Transfer Agent. Confirmations of an address change will be sent to both your old and new address.

Signature Guarantee.    Redemption proceeds will be sent to the address of record. The Transfer Agent may require a signature guarantee for certain requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions. Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public. A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required of each owner in the following situations:

1.    If ownership is being changed on your account;

2.    When redemption proceeds are payable or sent to any person, address or bank account not on record;

3.    When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days;

4.    For all redemptions in excess of $100,000 from any shareholder account where the proceeds are requested to be sent by check.

Non-financial transactions, including establishing or modifying the ability to purchase and redeem Fund shares by telephone and certain other services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve(s) the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

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Redemption by Mail.    You may execute most redemptions by furnishing an unconditional written request to the Fund to redeem your shares at the next calculated NAV per share upon receipt by the Fund of such request. Written redemption requests should be sent to the Transfer Agent at:

Regular Mail Tortoise Energy Infrastructure Total Return Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail Tortoise Energy Infrastructure Total Return Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC’s post office box, of purchase or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Wire Redemption.    Redemption proceeds may be sent via wire transfer. However, the Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.

Telephone Redemption.    If you have accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Fund, you may redeem shares, in amounts of $100,000 or less, by instructing the Fund by telephone at 855-TCA-FUND (855-822-3863). Investors in an IRA or other retirement plan will be asked whether or not to withhold federal income tax.

In order to qualify for, or to change, telephone redemption privileges on an existing account, a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to qualify for, or to change, telephone redemption privileges on an existing account. Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 days before the redemption request. Shareholders may encounter higher than usual call waiting times during periods of high market activity. Please allow sufficient time to place your telephone transaction. The Fund is not responsible for delays due to communication or transmission outages or failures.

Note: Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting that you correctly state:

1.    Your Fund account number;

2.    The name in which your account is registered; or

3.    The Social Security or taxpayer identification number under which the account is registered.

If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

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Systematic Withdrawal Program.    The Fund offers a systematic withdrawal plan (“SWP”) whereby shareholders or their representatives may request a redemption in a specific dollar amount of at least $100 be sent to them each month, calendar quarter or annually. Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network. To start this program, your account must have Fund shares with a value of at least $10,000. This program may be terminated or modified by the Fund at any time. Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves redemption of Fund shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the rate of growth of assets in your account, including any dividends credited to your account, the account will ultimately be depleted. To establish the SWP, shareholders must complete the SWP section of the Account Application, or contact the Fund for instructions. Please call 855-TCA-FUND (855-822-3863) for additional information regarding the SWP.

The Fund’s Right to Redeem an Account.    The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $2,500, other than as a result of a decline in the NAV of the Fund. The Fund will provide a shareholder with written notice 30 days prior to redeeming the shareholder’s account.

Redemption-in-Kind.    The Fund generally pays redemption proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind).

Specifically, if the amount you are redeeming from the Fund during any 90-day period is in excess of the lesser of $250,000 or 1% of the Fund’s net assets, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds this threshold in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you may incur a taxable capital gain or loss as a result of the distribution. In addition, you may incur brokerage commissions or other charges in converting the securities to cash, and you will bear any market risks associated with such securities until they are converted into cash. The Fund potentially could distribute MLP interests. The tax reporting of MLP investments may be more complicated than the income tax reporting for stock and debt investments in that you would receive a K-1, the income or loss would be subject to the passive activity loss limitation provisions in the case of an individual or other non-corporate owners, and you may be subject to state income tax filings and unrelated business income tax.

Cancellations and Modifications.    The Fund will not accept a request to cancel or modify a written transaction once processing has begun. Please exercise care when placing a transaction request.

Exchanging Shares

You may exchange all or a portion of your investment from the Fund to the other funds in the Trust that the Adviser, or an affiliate of the Adviser, manages within the same class provided those funds are accepting purchases. The Fund available for exchange may not be available for purchase in your state. Be sure to confirm with the Transfer Agent that the Fund into which you wish to exchange is available for purchase in your state. Any new account established through an exchange will be subject to the minimum investment requirements described above under “Buying Shares,” unless the account qualifies for a waiver of the initial investment requirement. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered to be a redemption of shares for federal income tax purposes on which you may realize a taxable capital gain or loss. The exchange privilege is not available for T Class shares.

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You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is currently no limit on exchanges, but the Fund reserves the right to limit exchanges (See “Short Term Trading Policy”).

Exchanges By Mail.    To exchange Fund shares by mail, simply complete a written request and mail it to the Fund:

Regular Mail Tortoise Energy Infrastructure Total Return Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail Tortoise Energy Infrastructure Total Return Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

The written request must contain the following information:

1.    Your account number;

2.    The name of the Fund(s) and Share Class(es) you are exchanging;

3.    The dollar amount or number of shares you want to sell (and exchange); and

4.    A completed Account Application for the other funds in the Trust that the Adviser manages into which you want to exchange if you desire different account privileges than those currently associated with your Fund account.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Exchanges by Telephone.    If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Fund, you may exchange your Fund shares by telephone at 855-TCA-FUND (855-822-3863). Shareholders may encounter higher than usual call waiting times during periods of high market activity. Please allow sufficient time to place your telephone transaction. The Fund is not responsible for delays due to communications or transmission outages or failure.

Note: Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting that you correctly state:

1.    Your Fund account number(s);

2.    The name in which your account is registered; or

3.    The social security or taxpayer identification number under which the account is registered.

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Class Descriptions

The Fund offers three different share classes — A Class, Institutional Class, and C Class. T Class shares of the Fund are not currently available for purchase. Sales charges and fees vary considerably between the Fund’s classes. All of the Fund’s share classes are available direct through the Fund’s Transfer Agent and certain share classes may be available through select financial intermediaries. You should carefully consider the differences in the fee and sales charge structures as well as the length of time you wish to invest in the Fund before choosing which class to purchase. Please review the “Fees and Expenses of the Fund” section of this prospectus and the information below before investing. Consult with your financial intermediary to help you determine which class is most appropriate for you, subject to platform availability.

The following table lists the key features of each of the Fund’s share classes.

	A Class	Institutional Class	C Class	T Class
Minimum Initial Investment	$2,500	$1,000,000	$2,500	$2,500
Subsequent Minimum Investment	$100	$100	$100	$100
Waiver/Reduction of Investment Minimums	At the Adviser’s discretion	Although not limited to the list below, the Fund may waive or reduce the initial or subsequent minimum investment amounts in any of following circumstances:	At the Adviser’s discretion	At the Adviser’s discretion
		• Certain retirement, defined benefit and pension plans;
		• Bank or trust companies investing for their own accounts or acting in a fiduciary or similar capacity;
		• Institutional clients of the Adviser;
		• Trustees and Officers of the Trust; and
		• Employee retirement plans sponsored by, affiliates of, or employees (including their immediate families) of, the Adviser or its affiliates.

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	A Class	Institutional Class	C Class	T Class
Initial Sales Charge

5.50% or less, with lower sales charges available for larger investments in the Fund. Additionally, A Class shares may be purchased at NAV by certain investors. See “A Class — Elimination of Initial Sales Load” below for additional information.

		None	None

2.50% or less, with lower sales charges available for larger investments in the Fund. Additionally, T Class shares may be purchased at NAV by certain investors. See “T Class — Sales Charge Waivers” below for additional information.

Contingent Deferred Sales Charge

No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a CDSC of 1.00% on certain redemptions of those investments made within 12 months of the purchase. If imposed, the CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption.

None

No sales charge is payable at the time of purchase, although the Fund imposes a CDSC of 1.00% on redemptions of those investments made within 12 months of the purchase. The CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption.

None
Ongoing Distribution/ Shareholder Service Fees	Rule 12b-1 fee of 0.25%	None	Rule 12b-1 fee of 1.00%	Rule 12b-1 fee of 0.25%
Annual Expenses	Higher than Institutional Class, lower than C Class, equal to T Class.	Lower than A Class, C Class and T Class.	Higher than A Class, Institutional Class and T Class.	Higher than Institutional Class, lower than C Class, equal to A Class.

Additionally, you may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. For shares held directly with the Transfer Agent, any shares that did not pay a sales load may be converted to Institutional

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Class shares of the same Fund, upon request to the Transfer Agent and provided you meet the requirements for investing in Institutional Class shares. An exchange between share classes of the same Fund is not expected to be a taxable transaction. For financial intermediaries, this conversion feature is intended for shares held where there is an agreement in place between the financial intermediary and the Adviser and/or the Distributor or their affiliates that would permit a shareholder to hold shares in both their existing share class and the class into which the shareholder intends to convert their shares. In such instances, your shares may be converted under certain circumstances. Generally, C Class shares are not eligible for conversion until the applicable CDSC period has expired. Shareholders who hold Institutional Class shares of the Fund through a fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may not purchase additional Institutional Class shares (except through dividend reinvestments) unless they otherwise meet the eligibility requirements of the share class. Also, shareholders no longer participating in a fee-based program may be subject to conversion of their Institutional Class shares by their financial intermediary to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Institutional Class shares. Please contact your financial intermediary or the Transfer Agent for additional information. Not all share classes are available through all intermediaries.

If your shares of the Fund are converted to a different share class of the same Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s NAVs. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.

A Class

Sales Charges.    Your purchase of A Class shares may be subject to a front-end sales charge (“sales load”) or in certain circumstances a CDSC. If applicable, a sales load will be charged on purchases of less than $1 million of A Class shares. The table below shows the percentage sales load that you will pay on purchases of A Class shares, which decreases as the amount of your current purchase reaches certain breakpoints. Sales load amounts are based on a percentage of the public offering price of your purchase. Because the sales load reduces the NAV of your resulting investment, the sales load expressed as a percentage of NAV is higher. You may be eligible under certain circumstances to aggregate existing and future investments in the Fund with your current purchase in order to achieve a more favorable sales load on your current purchase (see “Reduced Sales Load” below). No sales load is imposed on the reinvestment of distributions. A Class shares may be available for purchase by clients of certain financial intermediaries without the application of a front-end sales load as described in Appendix A to this Prospectus.

	Sales Load as % of:
Amount of Investment	Public Offering Price	Net Asset Value(1)	Dealer Reallowance %
$0 but less than $50,000	5.50%	5.82%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million or more(2)	0.00%	0.00%	0.00%

____________

(1)    Percentages may vary slightly for particular investors as a result of rounding.

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(2)    No sales load is payable at the time of purchase on investments of A Class shares of $1 million or more, although for such investments the Fund may impose a CDSC of 1.00% on certain redemptions. If imposed, the CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption. Accordingly, no sales load is imposed on increases in NAV above the initial purchase price.

The commission or underwriter concessions paid to the Fund’s distributor (the “Distributor”) is the sales load less the dealer reallowance paid to certain financial intermediaries purchasing shares. In addition, the Distributor will receive all sales loads on accounts without a dealer of record and may, at its discretion, offset the compensation owed to the Distributor for its services with the sales load or underwriter concessions it receives. The Distributor may, at its discretion, reimburse the Adviser, the Adviser’s affiliates, or other dealers for distribution-related expenses they incur from the sales loads and underwriter concessions. The Distributor may pay broker-dealers up to 1.00% on investments made in the A Class with no sales load. This up-front sales commission is solely financed by the Adviser and not by investors or the Fund.

Reduced Sales Load.    You may qualify for a reduced sales load on purchases of A Class shares under rights of accumulation (“ROA”) or a letter of intent (“LOI”). To receive a sales load reduction, you must, at the time of purchase, inform your financial intermediary or the Transfer Agent (for purchases made directly from the Fund) that you believe you qualify for a reduced sales load. You will also need to provide your financial intermediary or the Transfer Agent with the information necessary to verify your eligibility for a reduced sales load. Failure to provide such notification may result in you not receiving the sales load reduction to which you are otherwise entitled.

ROA.    Upon your request, your financial intermediary or the Transfer Agent will determine the applicable reduced sales load under ROA by combining the value of your current A Class purchase with the collective value of the A Class and C Class shares of the Fund (as of the Fund’s current day public offering price) that were purchased previously for accounts (1) in your name, (2) in the name of your spouse, (3) in the name of you and your spouse, (4) in the name of your minor child under the age of 21, and (5) sharing the same mailing address (“Accounts”). You must, at the time of purchase, provide your financial intermediary or the Transfer Agent with your account number(s) and, if applicable, the account numbers for your spouse, children (provide the children’s ages), or other household members. Certain financial intermediaries may permit aggregation of all Fund holdings regardless of share class for purposes of calculating sales load reductions under ROA as described in Appendix A.

The Fund may amend or terminate this right of accumulation at any time.

LOI.    You may also enter into an LOI, which expresses your intent to invest $50,000 or more in A Class shares of funds in the Tortoise fund family within the next thirteen months. Under an LOI, your individual purchases will be assessed the sales load applicable to the amount you intend to invest over a thirteen month period. Any shares purchased within 90 days prior to the date you sign the LOI may be used as credit toward your commitment, but the reduced sales load will only apply to new purchases made on or after the date you sign your LOI. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5.50% of the amount of the LOI will be held in escrow during the thirteen-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales load and the sales load applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

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If you establish an LOI, you can aggregate your accounts as well as the accounts of your immediate family members. You will need to submit to your financial intermediary or the Transfer Agent from which you established your LOI (1) written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI and (2) all subsequent purchases.

Elimination of Initial Sales Load.    Certain investors are eligible to purchase or redeem A Class shares without a sales load. You must notify your financial intermediary or the Transfer Agent from which you make your purchase of your eligibility. Failure to provide such notification may result in you paying a sales load. No sales load is assessed on purchases or redemptions made for investment purposes by:

1.    A qualified retirement plan under Section 401(a) of the Code or a plan operating consistent with Section 403(b) of the Code, or certain qualified plans offered through a recordkeeping platform (financial intermediaries need to have an agreement in place with respect to such purchases with the Distributor or its affiliates in order for its clients to qualify);

2.    Any bank, trust company, savings institution, registered investment adviser, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee (financial intermediaries need to have an agreement in place with respect to such purchases with the Distributor or its affiliates in order for its clients to qualify);

3.    The Adviser and its affiliates;

4.    Shareholders buying through select platforms and fund supermarkets where the broker/dealers, that have an agreement in place with respect to such purchases with the Distributor or its affiliates, customarily sell mutual funds without sales charges (check with your broker/dealer for availability and transaction charges and other fees that may be charged by the broker/dealer sponsoring the fund supermarket);

5.    Purchases of C Class (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to A Class shares of the same fund pursuant to an agreement with a financial intermediary;

6.    Financial intermediaries who have an agreement in place with respect to such purchases with the Distributor or its affiliates to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers; and

7.    Reinvestment of all or part of the proceeds of redemption of your A Class shares into the same Fund and account from which it had been redeemed, if the reinvestment is made within 60 calendar days of the receipt of your redemption request.

Fund shares so purchased may not be resold except to the Fund. Sales load information is not separately posted on the Adviser’s website (www.tortoisecapital.com) because a copy of this Prospectus containing such information is already available for review, free of charge, on the website.

Purchases of $1 Million or More.    No sales load is payable at the time of purchase on investments of $1 million or more of the Fund’s A Class, although the Distributor may pay broker-dealers 1.00% on investments with no initial sales load. Accordingly, the Fund may impose a CDSC of 1.00% on certain redemptions of those investments made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption. No CDSC is imposed on increases

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in NAV above the initial purchase price or Fund shares acquired as reinvested Fund distributions. The CDSC will be waived in the event of the last surviving account holder’s death, provided the financial intermediary or the Transfer Agent through which the account is held is notified.

Right of Reinstatement.    Unless you hold A Class shares through an intermediary with a different policy set forth in Appendix A, Fund shareholders who reinvest the entire amount of their redemption proceeds in A Class shares of the same Fund or a different Tortoise Fund, within sixty (60) days of redeeming A Class shares of the Fund, will receive the number of shares equal in value to their reinvested redemption proceeds provided (1) the repurchase occurs within sixty (60) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) the redeemed shares were subject to front-end sales charge or CDSC. All A Class share purchased pursuant to this reinstatement privilege may be liable for future CDSCs on redemptions based on the date of repurchase. You should be sure to notify the Fund’s Transfer Agent upon such a repurchase when you wish to exercise this reimbursement privilege.

Rule 12b-1 Distribution Fees and Shareholder Service Plan Fees.    The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor or such other entities as approved by the Board of Trustees, as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee of up to 0.25% of the average daily net assets of the A Class. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser or its affiliates, for any distribution service or activity designed to retain Fund shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Institutional Class

The Institutional Class is generally limited to institutional investors and/or certain other designated individuals or programs, including the following:

1.    Financial intermediaries that have an agreement in place with respect to such purchases with the Distributor or its affiliates, who charge clients an ongoing fee for advisory, investment, consulting or similar services;

2.    Financial intermediaries that have an agreement in place with respect to such purchases with the Distributor or its affiliates, who charge their clients transaction fees with respect to their investments in the Fund;

3.    Financial intermediaries with clients of a registered investment adviser (“RIA”) purchasing Fund shares in fee based advisory accounts, through certain broker-dealers utilizing omnibus accounts;

4.    Individuals and institutional investors such as defined benefit plans, foundations or endowments, that meet the minimum initial investment set by the Fund;

5.    Institutions and individuals that use trust departments or family/multi-family offices that exercise investment discretion;

6.    Certain retirement and benefit plans, including pension plans and employer sponsored retirement plans established under Section 403(b) or Section 457 of the Code, or qualified under Section 401, of the Code;

7.    Certain qualified plans under Section 529 of the Code;

8.    Certain insurance related products that have an agreement in place with respect to such purchases with the Distributor or its affiliates;

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9.    Certain advisory accounts of the Adviser or its affiliates;

10.   Trustees and officers of the Trust; directors, officers and employees of the Adviser and its affiliates (including the spouse, life partner, or minor children under 21 of any such person); any trust or individual retirement account or self-employed retirement plan for the benefit of any such person; or the estate of any such person; and

11.   Employee retirement plans sponsored by, affiliates of, or employees (including their immediate families) of, the Adviser or its affiliates.

At the time you purchase shares of the Fund, you must inform your financial intermediary or the Transfer Agent of your qualifications to invest in Institutional Class shares. Institutional Class shares may also be offered through financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Fund. An investor transacting in Institutional Class shares through a broker acting as an agent may be required to pay a commission and/or other forms of compensation to the broker. As indicated in the table above, the minimum initial investment for Institutional Class shares may be waived or reduced by the Fund at any time. In addition, the Fund may, in its sole discretion, accept investment in Institutional Class shares from purchasers not listed above.

C Class

Contingent Deferred Sales Charge.    No sales load is payable by a shareholder at the time of purchase, although the Distributor advances broker-dealers the first year distribution and services fee at a rate of 1.00% on investments in the Fund’s C Class. This advancement is solely financed by the Adviser and not by investors or that Fund. As a result, the Fund imposes a CDSC of 1.00% on redemptions of investments made within 12 months of purchase. The CDSC is assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption. No CDSC is imposed on increases in NAV above the initial purchase price or Fund shares acquired as reinvested Fund distributions. The CDSC will be waived in the event of the last surviving account holder’s death, provided the financial intermediary or the Transfer Agent through which the account is held is notified.

The Fund uses the first-in, first-out (“FIFO”) method to determine the 12 month holding period. Under this method, if a shareholder bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether a CDSC applies. The CDSC will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for at least 12 months from the date of purchase. The CDSC does not apply to Fund shares acquired through reinvested distributions (net investment income and capital gains).

Sales Charge Waivers.    C Class shares may be available for purchase by clients of certain financial intermediaries without the application of a CDSC as described in Appendix A to this Prospectus.

Right of Reinstatement.    Unless you hold C Class shares through an intermediary with a different policy set forth in Appendix A, Fund shareholders who reinvest the entire amount of their redemption proceeds in C Class shares of the same Fund or a different Tortoise Fund within sixty (60) days of redeeming C Class shares of the Fund, will receive the number of shares equal in value to their reinvested redemption proceeds plus the number of shares necessary to reimburse the amount of the CDSC they paid at redemption based on the NAV per share of the particular Fund’s C Class shares at the time of reinvestment. The repurchase of shares must occur within the same account as the redemption. All C Class shares purchased pursuant to this reinstatement

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privilege will be liable for future CDSCs on redemptions based on the date of repurchase. You should be sure to notify the Fund’s Transfer Agent upon such a repurchase when you wish to exercise this reimbursement privilege.

Rule 12b-1 Distribution Fees and Shareholder Service Plan Fees.    The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor or such other entities as approved by the Board of Trustees, as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee of up to 1.00% of the average daily net assets of the C Class. 0.25% of the fee may be paid for the provision of shareholder services and the remaining amount will be used for distribution expenses. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons for any distribution service or activity designed to retain Fund shareholders. A party financing the first year advancement may receive the Rule 12b-1 distribution fees from the Distributor for 12 months after a shareholder’s investment in the Fund as reimbursement for the amount that has been financed. After the first 12 months, broker-dealers will receive ongoing 12b-1 fees associated with their clients’ investments. Because these fees are paid out of the Fund’s assets at the time of purchase and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Conversion to A Class Shares.    C Class shares will automatically convert to A Class shares 8 years from the date of purchase.

T Class

Sales Charges.    Your purchase of T Class shares may be subject to a front-end sales charge (“sales load”). The table below shows the percentage sales load that you will pay on purchases of T Class shares, which decreases as the amount of your current purchase reaches certain breakpoints. Sales load amounts are based on a percentage of the public offering price of your purchase. Because the sales load reduces the NAV of your resulting investment, the sales load expressed as a percentage of NAV is higher. No sales load is imposed on the reinvestment of distributions.

	Sales Load as % of:
Amount of Investment	Public Offering Price	Net Asset Value	Dealer Reallowance %
$0 but less than $250,000	2.50%	2.56%	2.50%
$250,000 but less than $500,000	2.00%	2.04%	2.00%
$500,000 but less than $1,000,000	1.50%	1.52%	1.50%
Greater than $1,000,000	1.00%	1.01%	1.00%

Rights of Accumulation.    T Class shares are not eligible for any waivers or reductions of the sales charges through rights of accumulation.

Letter of Intent.    T Class shares are not eligible for any waivers or reductions of the sales charges through letters of intent.

Share Class Eligibility.    T Class shares are only available through certain financial intermediaries with which the Distributor has an agreement to sell T Class shares. Certain financial intermediaries through whom you may invest in T Class shares may have their own policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult Appendix A and a representative of your financial intermediary about the availability of T Class shares of the Fund and the financial intermediary’s policies, procedures and other

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information. Other share classes offered through this Prospectus may not be available from the financial intermediary through whom you may invest in T Class shares. Rights of accumulation, letters of intent, rights of reinstatement and exchange privileges are not available on purchases of Class T shares.

Sales Charge Waivers.    T Class shares may be available for purchase by clients of certain financial intermediaries without the application of a front-end sales load as described in Appendix A to this Prospectus.

Contingent Deferred Sales Charge on Certain Redemptions.    Contingent Deferred Sales Charges do not apply to redemptions of T Class shares.

Rule 12b-1 Distribution Fees and Shareholder Service Plan Fees.    The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to registered broker-dealers, as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee of up to 0.25% of the average daily net assets of the T Class shares. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser or its affiliates, for any distribution service or activity designed to retain Fund shareholders. Because these fees are paid out of the Fund’s assets at the time of purchase and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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SHORT-TERM TRADING POLICY

The Fund is intended for long-term investors and is not designed for investors who are seeking short-term gains. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. The Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes additional steps to reduce the frequency and effect of these activities in the Fund. These steps include, among other things, monitoring trading activity and using fair value pricing. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Fund implements these tools to the best of their ability, and in a manner that they believe is consistent with shareholder interests. Except as noted herein, the Fund applies all restrictions uniformly in all applicable cases.

Monitoring Trading Practices.    The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders. The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Fair Value Pricing.    The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board of Trustees has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share. More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “Shareholder Information — Pricing of Shares.”

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handle, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Fund receive purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading. However, the Fund will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Fund may enter into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain

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information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. The Fund will use this information to attempt to identify abusive trading practices. Authorized Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies. However, the Fund cannot guarantee the accuracy of the information provided to them from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

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OTHER CONSIDERATIONS

The Distributor

Quasar Distributors, LLC (the “Distributor”) is located at Three Canal Plaza, Suite 100, Portland, ME 04101, and serves as distributor and principal underwriter to the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are offered on a continuous basis.

Payments to Financial Intermediaries

The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may pay intermediaries for the sale of Fund shares and related services, including participation in activities that are designed to make intermediaries more knowledgeable about exchange traded products. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support, educational training or support, or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be made to intermediaries for making shares of the Fund available to their customers generally and in investment programs. The Adviser may also reimburse expenses or make payments from its own resources to intermediaries in consideration of services or other activities the Adviser believes may facilitate investment in the Fund.

The possibility of receiving, or the receipt of, the payments described above may provide intermediaries or their salespersons with an incentive to favor sales of shares of the Fund, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund and other mutual funds.

Fund Service Providers

Tait, Weller & Baker LLP located at Two Liberty Place 50 S. 16th Street, Philadelphia, Pennsylvania 19102 serves as the independent registered public accounting firm for the Fund.

U.S. Bank, National Association located at 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212 acts as the custodian for the Fund.

U.S. Bancorp Fund Services, LLC located at 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as the administrator, transfer agent and fund accountant for the Fund.

Vedder Price P.C., located at 222 North LaSalle Street, Chicago, Illinois 60601 serves as legal counsel to the Fund.

Morrison & Foerster LLP, located at 370 Seventeenth Street, Denver, Colorado 80202-5638, serves as legal counsel to the Independent Trustees.

Additional Information

The Fund may enter into contractual arrangements with various parties, including among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

General Policies.    The Fund expects to distribute distributable cash flow, if any at least quarterly. The Fund will also distribute net capital gains, if any, at least annually, typically during the fourth calendar quarter. The Fund may make additional distributions if deemed to be desirable at other times during the year. The Fund intends to make distributions that generally reflect the long-term expected total return of the MLP and energy infrastructure investments in which they invest, calculated so that its quarterly distribution of all classes of its shares results in similar yields after adjustment for class-specific expenses.

Due to the tax treatment under current law of cash distributions made by MLPs in which the Fund invests, a portion of the distributions the Fund anticipates making may consist of tax-deferred return of capital. To the extent that distributions exceed the Fund’s earnings and profits, distributions are generally not treated as taxable income for the investor. Instead, Fund shareholders will experience a reduction in the basis of their shares, which may increase the capital gain or reduce capital loss realized upon the sale of such shares. Thus, if all or a portion of a distribution payment made by the Fund amounts to a return of capital, the Fund would be required to provide a written notice to that effect.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to shareholders of the Fund. Dividend payments are made through DTC Participants and Indirect Participants to shareholders of record with proceeds received from the Fund.

The Fund may make additional distributions to the extent necessary (i) to distribute its entire annual investment company taxable income (determined without regard to the dividends paid deduction), plus its net capital gain, if any, and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service.    The Trust will not make the DTC book-entry dividend reinvestment service available for use by shareholders for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by shareholders of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Shareholders should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Trust of the same Fund at NAV. Distributions reinvested in additional shares of the Fund will be taxable to shareholders to the same extent as if such distributions had been received in cash.

Tax Consequences

The following discussion is a general summary of material U.S. federal income tax considerations affecting the Fund and its shareholders that are U.S. holders (as defined below). The discussion reflects applicable U.S. federal income tax laws as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax considerations affecting the

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Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including applicable federal, state, local and foreign tax consequences to them or the effect of possible changes in tax laws.

In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Fund as part of a hedging, integrated, conversion or straddle transaction or constructive sale, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, investor with “applicable financial statements” within the meaning of section 451(b) of the Code Non-U.S. holders. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the Fund’s shares are held by U.S. persons and that such shares are held as capital assets.

A U.S. holder is a beneficial owner of the shares of the Fund that is for U.S. federal income tax purposes:

•        a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•        a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•        a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a United States person for U.S. federal income tax purposes.

A “Non-U.S. holder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. This federal income tax summary is based in part on the advice of counsel to the Fund. The IRS could disagree with any conclusions set forth in this section. The following disclosure may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.

Fund Status.    The Fund intends to qualify as a “regulated investment company” (a “RIC”) under the Code. If the Fund qualifies as a RIC and distributes to its shareholders at least 90% of the sum of (1) its “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (2) the excess of its gross tax-exempt interest income, if any, over certain deductions attributable to such interest income that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the

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Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates on the amount retained. The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest and net capital gain.

If the Fund fails to qualify as a RIC in any taxable year, it will be taxed in the same manner as an ordinary corporation on its taxable income and distributions to the Fund’s shareholders will not be deductible by the Fund in computing its taxable income.

Under the Code, the Fund generally will also be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (1) 98% of the Fund’s ordinary income (computed on a calendar year basis), (2) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (3) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal conditions, does not currently expect to be subject to this excise tax.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income it is required to accrue, to qualify as a RIC and avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income, (2) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert long-term capital gain into short-term capital gain or ordinary income, (5) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (6) cause the Fund to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions, and (9) produce income that will not be included in the sources of income from which a RIC must derive at least 90% of its gross income each year. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

Distributions.    The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into different categories, including identifying ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary income tax rate, however, as further discussed below certain ordinary income distributions received from the Fund may be taxed at the capital

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gains income tax rates. Generally, you will treat all net capital gain dividends (the excess of net long-term capital gains over net short-term capital losses) as long-term capital gains regardless of how long you have owned your shares.

Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated, first, as a tax-free return of capital, which is applied against and will reduce the adjusted basis of the Fund shares and, after such adjusted basis is reduced to zero, generally will constitute capital gain.

To determine your actual tax liability for your net capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for federal income tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay a greater amount of tax in the future when shares are sold, even if you sell the shares at a loss from your original investment. A “return of capital” is a return, in whole or in part, of the funds that you previously invested in the Fund. A return of capital distribution should not be considered part of the Fund’s dividend yield or total return of an investment in Fund shares. The federal income tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction.    A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to any dividends received from the Fund because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction provided certain holding period and other requirements are satisfied by both the Fund and the shareholder.

Capital Gains and Losses and Certain Ordinary Income Dividends.    If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax adviser about the availability of this deferral election and its requirements.

56

Ordinary income dividends received by an individual shareholder from a RIC such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend that is eligible for the capital gains tax rates.

An additional 3.8% “Medicare tax” is imposed on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” generally will include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of the Fund) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of the Fund’s taxable distributions and gains on the sale of Fund shares may be subject to this additional tax.

Sale of Shares.    If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including brokerage fees, if any. In some cases, however, you may have to adjust your tax basis after you purchase your shares. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax adviser about the availability of this deferral election and its requirements. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any net capital gain dividends you received with respect to such shares and any loss realized on a sale or exchange of shares of the Fund generally will be disallowed if you acquire other shares of the Fund or other substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that you dispose of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Capital losses are subject to limitations under the Code.

Treatment of Fund Expenses.    Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

57

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Common Share Data” and “Supplemental Data and Ratios” shows the operating performance for the most recent five fiscal years for the Fund. The Fund adopted the financial statements of Tortoise Energy Infrastructure Total Return Fund, a series of Managed Portfolio Series (the “Predecessor Fund”) in connection with the reorganization of the Predecessor Fund into the Fund in May 2025.

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Past results are not indicative of future performance. A copy of the financial statements, financial highlights and Form N-CSR referred to below may be obtained from www.sec.gov, by visiting www.tortoisecapital.com or by calling toll-free at 844-874-6330 The information contained in, or that can be accessed through, the website is not part of this Prospectus.

The Fund’s financial statements as of and for the fiscal year ended November 30, 2025, including the financial highlights for the fiscal year then ended, have been audited by Tait, Weller & Baker LLP (“Tait Weller”), an independent registered public accounting firm. Tait Weller’s report, along with the Fund’s financial statements, is included in the Fund’s Annual Report. Tait Weller has not reviewed or examined any records, transactions or events after the date of such reports. Financial highlights for each fiscal year ended on or before November 30, 2025 were audited by other auditors whose report is contained in such annual report.

58

TORTOISE ENERGY INFRASTRUCTURE TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

A CLASS

	Year Ended November 30,
	2025	2024	2023	2022	2021
PER SHARE DATA(a):
Net asset value, beginning of year	$20.39	$14.33	$13.80	$11.07	$8.25
INVESTMENT OPERATIONS:
Net investment income (loss)(b)(c)	0.21	0.22	0.21	(0.03)	0.08
Net realized and unrealized gain (loss) on investments(b)(d)	(0.60)	6.79	0.90	3.30	3.19
Total from investment operations	(0.39)	7.01	1.11	3.27	3.27
LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)	(0.25)	(0.37)	(0.10)	(0.16)
Return of capital	(0.60)	(0.70)	(0.21)	(0.44)	(0.29)
Total distributions	(0.91)	(0.95)	(0.58)	(0.54)	(0.45)
Net asset value, end of year	$19.09	$20.39	$14.33	$13.80	$11.07
Total return(e)	−1.81%	50.96%	8.48%	31.26%	40.12%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$308,787	$308,435	$198,181	$191,407	$168,259
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.16%	1.17%	1.18%	1.18%	1.19%
After expense reimbursement/recoupment	1.16%	1.17%	1.18%	1.18%	1.18%
Ratio of net investment income (loss) to average net assets	1.11%	1.37%	1.53%	0.85%	0.67%
Portfolio turnover rate	18%	22%	7%	20%	32%

____________

(a)     For an A Class Share outstanding for the entire period. Prior to March 30, 2019, A Class Shares were known as Investor Class Shares

(b)     The per common share data for the years ended November 30, 2024, 2023, 2022, 2021, and 2020 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.

(c)     Net investment income per share has been calculated based on average shares outstanding during the years.

(d)     Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.

(e)     Total return does not reflect sales charges.

The accompanying notes are an integral part of these financial statements.

59

TORTOISE ENERGY INFRASTRUCTURE TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

INSTITUTIONAL CLASS

	Year Ended November 30,
	2025	2024	2023	2022	2021
PER SHARE DATA(a):
Net asset value, beginning of year	$20.76	$14.54	$13.97	$11.20	$8.33
INVESTMENT OPERATIONS:
Net investment income(b)(c)	0.26	0.26	0.19	0.02	0.06
Net realized and unrealized gain (loss) on investments(b)(d)	(0.61)	6.91	0.97	3.31	3.27
Total from investment operations	(0.35)	7.17	1.16	3.33	3.33
LESS DISTRIBUTIONS FROM:
Net investment income	(0.35)	(0.25)	(0.37)	(0.10)	(0.16)
Return of capital	(0.60)	(0.70)	(0.22)	(0.46)	(0.30)
Total distributions	(0.95)	(0.95)	(0.59)	(0.56)	(0.46)
Net asset value, end of year	$19.46	$20.76	$14.54	$13.97	$11.20
Total return	−1.58%	51.36%	8.73%	31.52%	40.51%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$2,936,490	$2,912,689	$1,989,434	$2,231,400	$1,680,834
Ratio of expenses to average net assets:
Before expense reimbursement/ recoupment	0.91%	0.92%	0.93%	0.93%	0.94%
After expense reimbursement/ recoupment	0.91%	0.92%	0.93%	0.93%	0.93%
Ratio of net investment income (loss) to average net assets	1.36%	1.62%	1.78%	1.10%	0.92%
Portfolio turnover rate	18%	22%	7%	20%	32%

____________

(a)     For an Institutional Class Share outstanding for the entire period.

(b)     The per common share data for the years ended November 30, 2024, 2023, 2022, 2021, and 2020 do not reflect the change in the estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.

(c)     Net investment income per share has been calculated based on average shares outstanding during the years.

(d)     Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.

The accompanying notes are an integral part of these financial statements.
60

TORTOISE ENERGY INFRASTRUCTURE TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

C CLASS

	Year Ended November 30,
	2025	2024	2023	2022	2021
PER SHARE DATA(a):
Net asset value, beginning of year	$19.76	$14.00	$13.57	$10.92	$8.18
INVESTMENT OPERATIONS:
Net investment income (loss)(b)(c)	0.07	0.09	0.01	(0.15)	(0.07)
Net realized and unrealized gain (loss) on investments(b)(d)	(0.60)	6.61	0.98	3.28	3.23
Total from investment operations	(0.53)	6.70	0.99	3.13	3.16
LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	(0.24)	(0.35)	(0.08)	(0.16)
Return of capital	(0.60)	(0.70)	(0.21)	(0.40)	(0.26)
Total distributions	(0.79)	(0.94)	(0.56)	(0.48)	(0.42)
Net asset value, end of year	$18.44	$19.76	$14.00	$13.57	$10.92
Total return	−2.60%	49.88%	7.68%	30.22%	39.00%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$19,767	$21,518	$19,548	$22,356	$20,625
Ratio of expenses to average net assets:
Before expense reimbursement/ recoupment	1.91%	1.92%	1.93%	1.93%	1.94%
After expense reimbursement/recoupment	1.91%	1.92%	1.93%	1.93%	1.93%
Ratio of net investment income (loss) to average net assets	0.36%	0.62%	0.78%	0.11%	(0.08)%
Portfolio turnover rate	18%	22%	7%	20%	32%

____________

(a)     For a C Class Share outstanding for the entire period.

(b)     The per common share data for the years ended November 30, 2024, 2023, 2022, 2021, and 2020 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.

(c)     Net investment income per share has been calculated based on average shares outstanding during the years.

(d)     Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.

The accompanying notes are an integral part of these financial statements.

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FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information

Please refer to the SAI for additional information on the Fund. The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the prior fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

You can obtain a free copy of these documents and the SAI, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 844-874-6339, by visiting the Adviser’s website at www.tortoisecapital.com or by writing to the Fund:

Tortoise Energy Infrastructure Total Return Fund

5901 College Boulevard, Suite 400

Overland Park, Kansas 66211

You can review and copy information, including the Fund’s reports and SAI: Free of charge from the SEC’s EDGAR database on the SEC’s internet website at http://www.sec.gov; or for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act of 1940 file number is 811-23997

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APPENDIX A

Financial Intermediary — Specific Sales Charge Waivers and Discounts

Robert W. Baird & Co. (“Baird”):

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

•        Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

•        Shares purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

•        Shares purchased using the proceeds of Fund redemptions, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•        A shareholder in the Funds Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•        Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k)plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

•        Shares sold due to death or disability of the shareholder

•        Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•        Shares bought due to returns of excess contributions from an IRA Account

•        Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

•        Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•       Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•        Breakpoints as described in this prospectus

•        Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund assets held by accounts within the purchaser’s household at Baird. Eligible Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•        Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of a Fund through Baird, over a 13-month period of time

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)

Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill

Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or

Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement).

Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22I(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the

Morgan Stanley Wealth Management

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to A Class shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on A Class Shares available at Morgan Stanley Wealth Management

2.    Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

3.    Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

4.    Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

5.    Shares purchased through a Morgan Stanley self-directed brokerage account

6.    C Class (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to A Class shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Funds or through another intermediary to receive these waivers or discounts.

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Funds’ prospectus or SAI.

Front-end sales load waivers on A Class shares available at Raymond James

1.    Shares purchased in an investment advisory program.

2.    Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).

3.    Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

4.    Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

5.    A shareholder in the Funds’ C Class shares will have their shares converted at net asset value to A Class shares (or the appropriate share class) of the Funds if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on A Class and C Class shares available at Raymond James

1.    Death or disability of the shareholder.

2.    Shares sold as part of a systematic withdrawal plan as described in the Funds’ prospectus.

3.    Return of excess contributions from an IRA Account.

4.    Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

5.    Shares sold to pay Raymond James’ fees but only if the transaction is initiated by Raymond James.

6.    Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

1.    Breakpoints as described in this prospectus.

2.    Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

3.    Letters of intent which allow for breakpoints based on anticipated purchases within a fund family, owes a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letter of intent only if the shareholder notifies his or her financial advisor about such assets.

Waiver of Initial Sales Charge on Purchases of Class A Shares by Certain Financial Institutions:

No initial sales charge is imposed on purchases of A Class shares by the following financial institutions that (i) offer Fund shares in self-directed investment brokerage accounts, (ii) are compensated by clients on a fee-only basis, or (iii) have entered into an agreement with the Funds to offer Class A shares through no-load network:

American Enterprise Investment Services

Charles Schwab

LPL Financial Corporation

Merrill Lynch, Pierce, Fenner & Smith

National Financial Services Corporation

Oppenheimer & Co.

Pershing LLC

Raymond James Financial Services, Inc.

RBC Capital Markets LLC

Reliance Trust Company

TD Ameritrade Clearing, Inc.

UBS Financial Services, Inc.

Large Order Net Asset Value Purchase Privilege — Authorized Dealers

From its own profits and resources, the Adviser may pay a finder’s fee to the following authorized dealers that initiate or are responsible for purchases of $1 million or more of a Fund’s Class A shares:

Merrill Lynch, Pierce, Fenner & Smith RBC Capital Markets LLC

Oppenheimer & Co. Inc. (“OPCO”)

Effective February 26, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waiver on A Class shares available at OPCO

1.    Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

2.    Shares purchased by or through a 529 plan

3.    Shares purchased through a OPCO affiliated investment advisory program

4.    Share purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

5.    Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

6.    A shareholder in the Fund’s C Class shares will have their shares converted at net asset value to A Class shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

7.    Employees and registered representatives of OPCO or its affiliates and their family members

8.    Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A Class and C Class shares available at OPCO

1.    Death or disability of the shareholder

2.    Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

3.    Return of excess contributions from an IRA Account

4.    Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

5.    Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

6.    Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

1.    Breakpoints as described in this prospectus.

2.    Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

J.P. MORGAN SECURITIES LLC

If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

•       Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

•       Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

•        Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

•        Shares purchased through rights of reinstatement.

•        Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•        Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

•        A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•        Shares sold upon the death or disability of the shareholder.

•        Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•        Shares purchased in connection with a return of excess contributions from an IRA account.

•        Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

•        Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

•        Breakpoints as described in the prospectus.

•        Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

•       Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.

Effective October 1, 2025, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor’s responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

1.    Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.

2.    Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

1.    Shares purchased through a rollover from another 529 plan.

2.    Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.

Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.

Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.

Wells Fargo Advisors Contingent Deferred Sales Charge information.

Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.

Wells Fargo Advisors Class A front-end load discounts

Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

1.    As of the effective date, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

2.    Effective October 1, 2025, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.

3.    Gift of shares will not be considered when determining breakpoint discounts.

Prospectus March 30, 2026

TORTOISE GLOBAL WATER ETF

(formerly Tortoise Global Water Fund)

Ticker Symbol: TBLU

Exchange: New York Stock Exchange

TORTOISE NORTH AMERICAN PIPELINE ETF

(formerly Tortoise North American Pipeline Fund)

Ticker Symbol: TPYP

Exchange: New York Stock Exchange

Neither the United States (“U.S.”) Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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TORTOISE GLOBAL WATER ETF SUMMARY

Investment Objective

Tortoise Global Water ETF (formerly Tortoise Global Water Fund) (the “Global Water ETF” or the “Fund”), a series of Tortoise Capital Series Trust (the “Trust”), seeks investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Tortoise Global Water Net Total Return IndexSM (the “Underlying Index” or the “Water ETF Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.40%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your costs may be higher or lower, based on these assumptions your costs would be:
One Year	Three Years	Five Years	Ten Years
$41	$128	$224	$505

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account at the shareholder level. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2025, the Fund’s portfolio turnover rate was 63%.

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Principal Investment Strategies

The Fund is a series of the Trust and is regulated as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is an exchange-traded fund (“ETF”) and employs a “passive management” — or indexing — investment approach designed to track the performance of the Underlying Index. The Underlying Index is a proprietary rules-based, modified market capitalization weighted, float adjusted index comprised of companies that are materially engaged in the water infrastructure or water management industries, and are listed and traded on global developed market exchanges. The Fund will normally invest at least 80% of its assets, plus the amount of any borrowings for investment purposes, in the types of securities suggested by its name (i.e., securities of Water Companies, as defined below). The Fund expects to invest primarily in common stocks and depository receipts of Water Companies that comprise the Underlying Index. American depositary receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. The Fund may also invest in Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) (collectively, with ADRs, GDRs and EDRs, “Depositary Receipts”). For purposes of the 80% test above, a “Water Company” is a company that (i) derives at least 50% of revenues from the Water Industries (as defined below); or (ii) derives at least 40% of its revenues from the Water Industries, is ranked in the top five companies by total revenue derived from any one of the Water Sub-Industries, and whose principal source of revenue comes from the Water Industries.

The Underlying Index is comprised of companies operating in one of two primary water-related industries: water infrastructure or water equipment and/or services (the “Water Industries”). Water infrastructure companies are those whose principal business is providing public water distribution or supporting/enhancing water distribution infrastructure via engineering, construction and/or consulting. Water infrastructure is comprised of two sub-industries: utilities and engineering & construction. Water equipment and/or services companies are those whose principal business is producing water equipment, such as pipes, valves, pumps and water efficiency products, or providing water services, such as filtration, treatment, and testing of water. Water equipment and/or services companies often provide technologies or products that manage or facilitate the management of water distribution and usage, including the fields of water efficiency, water treatment, and irrigation. Water equipment and/or services is comprised of two sub-industries: pipes, pumps & valves and filtration, treatment & testing (together with utilities and engineering & construction, the “Water Sub-Industries”).

To be included in the Underlying Index, a company must be a Water Company that is listed on a developed country stock exchange. Tortoise Capital Advisors, L.L.C. (the “Adviser”), the Fund’s investment adviser, considers Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States to be developed countries. Under normal market conditions, the Fund anticipates investing at least 40% of its assets in companies organized in multiple countries outside of the United States, in companies whose principal listing exchange is outside the United States, or in companies doing a substantial amount of business outside the United States. The Underlying Index may include small and medium capitalization companies. Eligible constituents must also have minimum capitalization and liquidity criteria.

Under normal conditions, the Fund generally will invest in substantially all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a

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sample of the securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking performance that corresponds to the performance of the Underlying Index. The Fund may invest up to 20% of its assets in cash and cash equivalents, other investment companies, as well as in securities and other instruments not included in the Underlying Index but which Exchange Traded Concepts, LLC (“ETC” or the “Sub-Adviser”) believes will help the Fund track the Underlying Index. The Fund may invest in other investment companies to the extent permitted by the 1940 Act.

As of March 25, 2026, the Underlying Index was comprised of 58 constituents. The Underlying Index will rebalance quarterly in March, June, September and December. No constituents will be added to the Underlying Index between rebalance dates. Constituents are reviewed annually, at the March rebalance, to determine whether they continue to meet the definition of a Water Company under the Underlying Index methodology. Constituents in the Underlying Index may be deleted from the Underlying Index due to corporate events such as mergers, acquisitions, bankruptcies, takeovers, or delistings. Underlying Index constituent changes and updates as well as any changes to the methodology will be posted to https://tortoisecapital.com/. The Underlying Index was established in 2018 and is owned by the Adviser or an affiliate. The Adviser (also referred to herein as the “Index Provider”) provides the Underlying Index for use by the Fund at no cost to the Fund.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index concentrates in an industry or group of industries. The Underlying Index and the Fund will be concentrated in the Water Industries. The Fund is a non-diversified fund.

Principal Risks

Risk is inherent in all investing, and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

General Market Risk.    The Fund is subject to the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Water Industry Risk.    Any adverse developments in the Water Industries may significantly affect the value of the shares of the fund. Companies in these industries are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and water conservation influences.

Depository Receipt Risk.    Investing in Depository Receipts may be subject to certain risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks. Depository Receipts may be less liquid than the underlying shares in the primary trading market. Depository Receipts may not track the price of their underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depository receipts.

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Concentration Risk.    Because the Fund’s assets will be concentrated in the Water Industries, the Fund is subject to loss due to adverse occurrences that may affect those industries. The Fund’s focus in these industries presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with any investment focus is that the Fund may be adversely affected if a small number of its investments perform poorly.

Equity Securities Risk.    Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of water companies in particular, or a particular company.

Non-U.S. Securities Risk.    Investments in securities of non-U.S. issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.

Mid-Cap and Small-Cap Companies Risk.    Companies defined as small and mid-cap securities may involve greater risk than is normally associated with large cap companies, and as a result may be more volatile and less liquid than the securities of large-cap companies, and may have returns that vary substantially from the overall securities markets.

Investment Company Risk.    The Fund may be subject to increased expenses and reduced performance as a result of its investments in other investment companies. When investing in other investment companies, the Fund bears its pro rata share of the other investment company’s fees and expenses including the duplication of advisory and other fees and expenses. The resulting increase to the Fund’s expenses will reduce its performance.

Liquidity Risk.    The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities at an advantageous price or in a timely manner. Illiquid or restricted securities cannot be sold immediately because of statutory and contractual restrictions on resale.

Passive Investment Risk.    The Fund is not actively managed and therefore the Fund generally will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Underlying Index or the selling of the security is otherwise required upon a rebalancing of the Underlying Index.

Tracking Error Risk.    There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. The Fund’s return may not match the return of its Underlying Index for a number of reasons, including differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. Consequently, the performance of the Fund may diverge from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions, or due to delays of the Fund in purchasing and selling securities. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

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Non-Diversification Risk.    The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investments in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Absence of Active Trading Market Risk.    Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares May Trade at Prices Different than NAV Per Share.    Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares of the Fund may result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares when the market price is at a premium to the NAV or sells shares when the market price is at a discount to the NAV, the shareholder may sustain losses.

Trading Risks.    The Fund faces numerous trading risks, including disruption in the creation/redemption process of the Fund and losses from trading in the secondary markets. Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons or due to extraordinary market volatility pursuant to “circuit breaker” rules on the Exchange or market. Additionally, an exchange or market may also close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Legal and Regulatory Change Risks.    The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of the Fund’s investments and its ability to pursue its trading strategy. The effect of any future regulatory change on the Fund could be substantial and adverse.

Methodology Risks.    The Index Provider relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Index Provider can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or that the included issuers will provide the Fund with the market exposure it seeks.

Performance History

On June 26, 2025, the shareholders of the Fund approved an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets of Tortoise Global Water ESG Fund, a series of Managed Portfolio Series (the “Predecessor Fund” or the “Water Predecessor Fund”), by the Fund, a series of the Trust (the “Reorganization”). As a result of the Reorganization, the Fund has assumed the financial and performance history of the Predecessor Fund.

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar charts show the Fund’s and the Predecessor Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s and the Predecessor Fund’s average annual returns for the 1-year, 5-year and since-inception periods compared with a broad measure

5

of market performance and the Underlying Index. Prior to June 15, 2018, the Predecessor Fund tracked a different underlying index. Performance shown prior to June 15, 2018 represents the performance of the Fund before the index change, and the performance shown in the bar chart and performance table for periods prior to July 11, 2025 represents the performance of the Predecessor Fund following the index change. The Underlying Index methodology was modified to remove ESG screening criteria following the Reorganization and the Underlying Index was rebalanced at the next regular rebalancing date to reflect these changes. The Fund’s and the Predecessor Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund adopted the financial statements and the performance history of the Predecessor Fund. Updated performance information is also available on the Fund’s website at www.tortoisecapital.com or by calling toll-free (855) 994-4437.

Calendar Year Total Returns as of 12/31(1)

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
-11.87%
36.61%
15.44%
29.49%
-24.94%
20.15%
9.19%
11.48%
2018
2019
2020
2021
2022
2023
2024
2025

____________

(1)    The Fund’s calendar year-to-date total return based on net asset value for the period January 1, 2026 to February 28, 2026 was 10.07%.

During the periods shown in the chart above:

Best Quarter		Worst Quarter
December 31, 2023	16.06%	March 31, 2020	-20.44%

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Average Annual Total Returns for the Periods Ended December 31, 2025	1 Year	5 Years	Since Inception (February 14, 2017)
Return Before Taxes (No Load)	11.48%	7.29%	10.26%
Return After Taxes on Distributions	10.41%	6.78%	9.79%
Return After Taxes on Distributions and Sale of Fund Shares (No Load)	7.18%	5.64%	8.31%
Index Performance
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.78%
Tortoise Global Water Net Total Return IndexSM(1) (reflects no deduction for fees, expenses or taxes)	11.60%	7.49%	10.81%
Tortoise TBLU Blend Index (reflects no deduction for fees, expenses or taxes)	11.60%	7.49%	10.57%

____________

(1)    The Tortoise Global Water Net Total Return IndexSM (formerly known as Tortoise Global Water ESG Net Total Return Index) is a float-adjusted, capitalization weighted index of companies that are materially engaged in the water infrastructure or water management industries.

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement.

Investment Adviser and Investment Sub-Adviser

Tortoise Capital Advisors, L.L.C. acts as the Fund’s investment adviser.

Exchange Traded Concepts, LLC serves as the Fund’s investment sub-adviser.

Portfolio Managers

The Fund is managed by the Sub-Adviser’s portfolio management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Andrew Serowik, Gabriel Tan, CFA, Todd Alberico and Brian Cooper, all of whom share responsibility for such investment management and have each served as portfolio manager to the Fund (including the Predecessor Fund) since June 2023.

Purchase and Sale of Shares

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in blocks of shares known as “Creation Units.” ETF Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the relevant benchmark index. The Fund intends to effect redemptions for a combination of cash and in-kind securities. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the New York Stock Exchange (the “Exchange”). The price of the Fund’s shares is based on

7

market price, and because exchange-traded fund shares trade at market prices rather than NAV, the Fund’s shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares of the Fund in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.tortoisecapital.com.

Tax Information

Distributions made by the Fund may be taxable as ordinary income, or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement generally will be taxable to you as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Index Provider/Trademark License/Disclaimer

The Adviser, an affiliate of the Fund, provides the Index to the Fund. The Adviser or an affiliate created the rules-based methodology of the Index.

The Index is the exclusive property of the Adviser. The Adviser has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Index.

The Index is not sponsored by S&P Dow Jones Indices LLC or its affiliates or its third-party licensors, including Standard & Poor’s Financial Services LLC and Dow Jones Trademark Holdings LLC (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Index. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by the Adviser and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC, and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

The Fund based on the Index is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices’ only relationship to the Adviser with respect to the Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices and the provision of the calculation services related to the Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund may be converted into cash or other redemption mechanics. S&P Dow Jones

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Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING ORAL, WRITTEN OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

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TORTOISE NORTH AMERICAN PIPELINE ETF SUMMARY

Investment Objective

Tortoise North American Pipeline ETF (formerly Tortoise North American Pipeline Fund) (the “North American Pipeline ETF” or the “Fund”), a series of Tortoise Capital Series Trust (the “Trust”), seeks investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Tortoise North American Pipeline IndexSM (the “Underlying Index” or the “Pipeline ETF Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees	None
(fees paid directly from your investment)
Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.40%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your costs may be higher or lower, based on these assumptions your costs would be:
One Year	Three Years	Five Years	Ten Years
$41	$128	$224	$505

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2025, the Fund’s portfolio turnover rate was 6%.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) and employs a “passive management” — or indexing — investment approach designed to track the performance of the Underlying Index. The Underlying Index is a float adjusted, capitalization weighted index of pipeline companies that are organized and have their principal place of business in the United States or Canada. The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings

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for investment purposes, in the types of securities suggested by its name (i.e., North American Pipeline Companies). A pipeline company is defined as a company that either 1) has been assigned a standard industrial classification (“SIC”) system code that indicates the company operates in the energy pipeline industry or 2) has at least 50% of its assets, cash flow or revenue associated with the operation or ownership of energy pipelines. Pipeline companies engage in the business of transporting natural gas, crude oil and refined products, storing, gathering and processing such gas, oil and products and local gas distribution.

To be included in the Underlying Index, a company must be a pipeline company that is organized and has its principal place of business in the United States or Canada (such pipeline companies are collectively referred to in this Prospectus as “North American Pipeline Companies”) and is listed on the New York Stock Exchange (the “Exchange”), NASDAQ, NYSE MKT or Toronto Stock Exchange. Eligible constituents must also have a total market capitalization of at least $200 million USD at the time of inclusion in the Underlying Index. In order to remain in the Underlying Index, a company must maintain an average equity market capitalization of at least $175 million USD for a minimum of 20 trading days prior to the rebalance reference date of the Underlying Index.

Underlying Index constituents may include the following equity securities of North American pipeline companies: 1) common stock; 2) interests in master limited partnerships (“MLPs”); 3) interests in North American Pipeline Companies structured as limited liability companies; and 4) equity securities of MLP affiliates, including common shares of corporations that own, directly or indirectly, MLP general partner interests (collectively referred to herein as “MLP Affiliates”). MLP interests included in the Underlying Index must pay a distribution greater than or equal to their minimum quarterly distribution (“MQD”) at the time of inclusion in the Underlying Index. The Underlying Index will include a minimum of 30 securities. Should the number of securities that meet the Underlying Index inclusion criteria fall below 30, the Underlying Index may include additional securities to maintain an investible and diversified index. No more than 20% of the Underlying Index may consist of MLPs and no constituent can exceed 7.5% of the Underlying Index as of the reference date. Additionally, affiliated MLP families (e.g., related MLPs and/or MLP Affiliates) in aggregate may not comprise more than 15% of the Underlying Index at the rebalance reference date.

In seeking to achieve its objective as an index fund, the Fund will normally invest at least 80% of its total assets in securities that comprise the Underlying Index (or depository receipts based on such securities). Under normal conditions, the Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking performance that corresponds to the performance of the Underlying Index. The Fund may invest up to 20% of its assets in cash and cash equivalents, other investment companies, as well as in securities and other instruments not included in the Underlying Index but which Exchange Traded Concepts, LLC (“ETC” or the “Sub-Adviser”) believes will help the Fund track the Underlying Index.

As of March 25, 2026, the Underlying Index was comprised of 44 constituents. No constituents will be added to the Underlying Index between rebalance dates, which take place on a quarterly basis in March, June, September and December. Constituents in the Underlying Index may be deleted from the Underlying Index due to corporate events such as mergers, acquisitions, bankruptcies, takeovers, or delistings. Standard rebalances take place on a quarterly basis. Special rebalances are triggered by corporate actions and will be implemented as practically as possible on a case-by-case basis. Underlying Index constituent changes and updates, as well as any changes to the methodology, will be posted to www.tortoisecapital.com. The Underlying Index

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was established by Tortoise Index Solutions, LLC, and is owned by Tortoise Capital Advisors, L.L.C., (the “Adviser”). The Adviser (also referred to herein as the “Index Provider”) provides the Underlying Index for use by the Fund at no cost to the Fund.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index concentrates in an industry or group of industries. The Underlying Index and the Fund will be concentrated in the energy pipeline industry. The Fund is a non-diversified fund.

Principal Risks

Risk is inherent in all investing, and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

General Market Risk.    The Fund is subject to the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Concentration Risk.    Because the Fund’s assets will be concentrated in the energy pipeline industry, the Fund is subject to loss due to adverse occurrences that may affect that industry. The Fund’s focus in this industry presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with any investment focus is that the Fund may be adversely affected if a small number of its investments perform poorly.

Energy Pipeline Industry Risk.    Companies in the energy pipeline industry are subject to many risks that can negatively impact the revenues and viability of companies in this industry, including but not limited to risks associated with companies owning and/or operating pipelines, as well as capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks.

Pipeline Company Risk.    Pipeline Companies are subject to many risks, including varying demand for crude oil, natural gas, natural gas liquids or refined products in the markets served by the pipeline; changes in the availability of products for gathering, transportation, storing, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities; sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities; and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Gathering and processing pipeline companies are subject to many risks, including declines in production of crude oil and natural gas fields which utilize their gathering and processing facilities as a way to market the crude oil and gas, prolonged depression in the price of natural gas or crude oil, which curtails production due to lack of drilling activity, and declines in the prices of natural gas liquids and refined petroleum products resulting in lower processing or refining margins. In addition, the development of, demand for, and/or supply of competing forms of energy may negatively impact the revenues of these companies.

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Depository Receipt Risk.    Investing in Depository Receipts may be subject to certain risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks. Depository Receipts may be less liquid than the underlying shares in the primary trading market. Depository Receipts may not track the price of their underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depository receipts.

Equity Securities Risk.    Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of pipeline companies in particular, or a particular company.

MLP Risk.    MLPs are subject to many risks, including those that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities.

The Fund’s investment strategies depend in part on MLPs generally being treated as partnerships for U.S. federal income tax purposes. If any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower distributions.

The Fund expects to receive cash distributions each year from certain MLPs that exceed the net taxable income allocated to the Fund from such MLPs for such year, and, as a result, the Fund may recognize larger taxable gains (or smaller losses) with respect to such MLPs when it disposes of its interests in such MLPs. If you hold shares in the Fund when such gains or losses are recognized, you may be required to pay tax on one or more Fund distributions, potentially at ordinary income tax rates, even though you may not have economically benefited from the associated MLP cash distributions.

MLP Affiliate Risk.    The performance of securities issued by MLP Affiliates, including common shares of corporations that own general partner interests, primarily depends on the performance of an MLP. The risks and uncertainties that affect the MLP, its operational results, financial condition, cash flows and distributions also affect the value of securities held by that MLP’s affiliate.

Non-U.S. Securities Risk.    Investments in securities of non-U.S. issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.

Canadian Securities Risk.    The Canadian economy may be significantly affected by the U.S. economy because the U.S. is Canada’s largest trading partner and foreign investor. Canada’s largest exports are its natural resources, so the Canadian economy is dependent on the demand for, and supply and price of, natural resources, and any market developments that reduce the price of such goods could disproportionately affect the Canadian economy.

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Large-Cap, Mid-Cap and Small-Cap Companies Risk.    The Fund’s investment in companies with large market capitalizations is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.

RIC Compliance Risk.    The Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” (a “RIC”) under the Code. Given the Fund’s contemplated investments in MLPs, qualifying as a RIC presents unusual challenges and may limit its investment opportunities. If for any taxable year the Fund fails to qualify as a RIC, its taxable income will be subject to federal income tax at regular corporate rates and income available for distribution to shareholders will be reduced.

Liquidity Risk.    The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities at an advantageous price or in a timely manner. Illiquid or restricted securities cannot be sold immediately because of statutory and contractual restrictions on resale.

Passive Investment Risk.    The Fund is not actively managed and therefore the Fund generally will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Underlying Index or the selling of the security is otherwise required upon a rebalancing of the Underlying Index.

Tracking Error Risk.    There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. The Fund’s return may not match the return of its Underlying Index for a number of reasons, including differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. Consequently, the performance of the Fund may diverge from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions, or due to delays of the Fund in purchasing and selling securities. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Non-Diversification Risk.    The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investments in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Absence of Active Trading Market Risk.    Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares May Trade at Prices Different than Net Asset Value Per Share.    Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares of the Fund may result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares when the market price is at a premium to the NAV or sells shares when the market price is at a discount to the NAV, the shareholder may sustain losses.

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Trading Risks.    The Fund faces numerous trading risks, including disruption in the creation/redemption process of the Fund and losses from trading in the secondary markets. Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons or due to extraordinary market volatility pursuant to “circuit breaker” rules on the Exchange or market. Additionally, an exchange or market may also close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Legal and Regulatory Change Risks.    The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of the Fund’s investments and its ability to pursue its trading strategy. The effect of any future regulatory change on the Fund could be substantial and adverse.

Methodology Risks.    The Index Provider relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Index Provider can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or that the included issuers will provide the Fund with the market exposure it seeks.

Performance History

On April 28, 2025, the shareholders of the Fund approved an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets of Tortoise North American Pipeline Fund (the “Predecessor Fund” or the “Pipeline Predecessor Fund”), a series of Managed Portfolio Series, by the Fund, a series of the Trust (the “Reorganization”). The Reorganization was completed on May 9, 2025. As a result of the Reorganization, the Fund has assumed the performance history of the Predecessor Fund.

The accompanying bar chart and table provide some indication of the risks of investing in the Fund and the Predecessor Fund. The bar chart shows the Fund’s and the Predecessor Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year, 5-year and since-inception periods compared with a broad measure of market performance and the Underlying Index. On March 20, 2017, the assets of the Predecessor Fund, which had the same portfolio managers as the Fund and had identical investment strategies as the Fund, were transferred to the Fund in a tax-free reorganization. Performance shown for periods prior to May 9, 2025 represents the performance of the Predecessor Fund. The Fund’s and the Predecessor Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. The Fund adopted the financial statements and the performance history of the Predecessor Fund. Updated performance information is also available on the Fund’s website at www.tortoisecapital.com or by calling toll-free (855) 994-4437. The Predecessor Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

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Calendar Year Total Returns as of 12/31(1)

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
37.49%
2.18%
-10.87%
23.06%
-20.79%
34.75%
16.12%
10.80%
37.32%
7.46%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

____________

(1)    The Fund’s calendar year-to-date total return based on net asset value for the period January 1, 2026 to February 28, 2026 was 17.54%.

During the periods shown in the chart above:

Best Quarter		Worst Quarter
June 30, 2020	23.01%	March 31, 2020	-40.54%
Average Annual Total Returns for the Periods Ended December 31, 2025	1 Year	5 Years	10 Years
Performance
Return Before Taxes (No Load)	7.46%	20.67%	12.06%
Return After Taxes on Distributions (No Load)	6.86%	19.92%	11.32%
Return After Taxes on Distributions and Sale of Fund Shares (No Load)	4.84%	16.75%	9.78%
Index Performance
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Tortoise North American Pipeline Total Return IndexSM (reflects no deduction for fees, expenses or taxes)	8.22%	21.57%	12.76%

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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Investment Adviser and Investment Sub-Adviser

Tortoise Capital Advisors, L.L.C. acts as the Fund’s investment adviser.

Exchange Traded Concepts, LLC serves as the Fund’s investment sub-adviser.

Portfolio Managers

The Fund is managed by the Sub-Adviser’s portfolio management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Andrew Serowik, Gabriel Tan, CFA, Todd Alberico and Brian Cooper, all of whom share responsibility for such investment management and have each served as portfolio manager to the Fund since inception.

Purchase and Sale of Shares

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in blocks of shares known as “Creation Units.” ETF Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the relevant benchmark index. The Fund intends to effect redemptions for a combination of cash and in-kind securities. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange. The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, the Fund’s shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares of the Fund in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.tortoisecapital.com.

Tax Information

Distributions made by the Fund may be taxable as ordinary income, or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement generally will be taxable to you as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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Index Provider/Trademark License/Disclaimer

The Adviser, an affiliate of the Fund, provides the Index to the Fund. The Adviser created the rules-based methodology of the Index.

The Index is the exclusive property of the Adviser. The Adviser has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Index.

The Index is not sponsored by S&P Dow Jones Indices LLC or its affiliates or its third-party licensors, including Standard & Poor’s Financial Services LLC and Dow Jones Trademark Holdings LLC (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Index. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by the Adviser and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC, and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

The Fund based on the Index is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices’ only relationship to the Adviser with respect to the Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices and the provision of the calculation services related to the Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund may be converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING ORAL, WRITTEN OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

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ADDITIONAL FUND INFORMATION

Investment Objectives

The Global Water ETF seeks investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Water ETF Index. The North American Pipeline ETF seeks investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Pipeline ETF Index. The Funds may change their investment objectives and Underlying Indexes without shareholder approval. The Fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or the Statement of Additional Information (“SAI”).

Additional Information About the Principal Investment Strategies

The following information is in addition to, and should be read along with, the description of each Fund’s principal investment strategies in the Fund Summary sections titled “Principal Investment Strategies” above.

Each Fund will normally invest at least 80% of its assets, plus the amount of any borrowings for investment purposes, in the types of securities suggested by its name (i.e., securities of Water Companies or North American Pipeline Companies). If a Fund changes this 80% policy, it will provide Fund shareholders with 60 days’ notice in advance of such change. Each Fund anticipates meeting this 80% policy because, under normal circumstances, at least 80% of the Fund’s total assets will be invested in component securities of its Underlying Index. Securities lending collateral is excluded for purposes of the Global Water ETF’s 80% policy.

Each Fund, using an “indexing” investment approach, seeks to track the investment results, before fees and expenses, of its Underlying Index. A number of factors may affect a Fund’s ability to achieve a high correlation with its Underlying Index, including Fund expenses, differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, the timing or magnitude of changes to the composition of its Underlying Index, regulatory policies, and high portfolio turnover rate. There can be no guarantee that the Funds will achieve a high degree of correlation with the Underlying Indexes.

The Adviser or Sub-Adviser may sell securities that are represented in the Underlying Indexes or purchase securities not yet represented in the Underlying Indexes, in anticipation of their removal from or addition to the Index. Each Fund seeks to achieve a correlation between its performance, before fees and expenses, and its Underlying Index of 0.95 or better. A correlation of 1.00 would represent perfect correlation. The Funds seek to replicate the component securities of their Underlying Indexes as closely as possible. However, under certain circumstances, it may not be possible or practicable to replicate the Underlying Index. In these instances, the Fund may purchase a representative sample of the component securities of the Underlying Indexes. There may also be instances in which the Adviser or Sub-Adviser may choose to overweight or underweight securities represented in the Underlying Indexes. Additionally, the Adviser or Sub-Adviser may purchase or sell securities not in the Underlying Indexes if the Adviser or Sub-Adviser believe such securities are appropriate to substitute for certain securities in a Fund’s Underlying Index. The Adviser or Sub-Adviser may utilize various combinations of other available investment techniques in seeking to track the Underlying Indexes.

As a result of its investments, each Fund’s distributions for any taxable year may exceed its earnings and profits, as determined for U.S. federal income tax purposes. For a given taxable year, fund distributions, if any, that exceed earnings and profits may be treated as a return of capital to shareholders.

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The Tortoise Global Water Net Total Return Index is concentrated in the water infrastructure and water equipment/services industries. To be included in the Global Water ETF’s Underlying Index, a company must be a Water Company that is listed on a developed country stock exchange. Tortoise Capital Advisors, L.L.C. (the “Adviser”), the Fund’s investment adviser, considers Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States to be developed countries. Under normal market conditions, the Fund anticipates investing at least 40% of its assets in companies organized in multiple countries outside of the United States, in companies whose principal listing exchange is outside the United States, or in companies doing a substantial amount of business outside the United States. The Underlying Index may include small and medium capitalization companies. Eligible constituents must also have minimum capitalization and liquidity criteria.

Additional Principal Risk Information

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks” in the Fund’s summary along with additional risk information.

General Market Risk.    The Funds are subject to all of the business risks and uncertainties associated with any business, including the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. U.S. and international markets have, and may continue to, experience volatility, which may increase risks associated with an investment in the Funds. Certain social, political, economic, environmental and other conditions and events (such as natural disasters and weather-related phenomena generally, epidemics and pandemics, terrorism, conflicts and social unrest) may adversely interrupt the global economy and result in prolonged periods of significant market volatility. Changes in the value of the Funds’ portfolio securities may be rapid or unpredictable and cause the NAV of the Funds and their investment return to fluctuate. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. The market value of securities in which the Funds invest is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. In some cases, for example, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of the issuers.

Water Industry Risk (Global Water ETF).    Any adverse developments in the water infrastructure and equipment/services industry may significantly affect the value of the shares of the Global Water ETF. Water Companies are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition, and water conservation influences.

Water Companies may be significantly affected by events relating to international, political and economic developments, water conservation, the success of exploration projects, commodity prices, tax and other government regulations. There are substantial differences between the water-related, environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect companies in the water-related resource sector include, without limitation, inflation, rising interest rates, raw material costs and other operating costs, and competition from new entrants into the sector.

Water Companies are susceptible to changes in investment in water purification technology globally, and a slackening in the pace of new infrastructure projects in developing or developed countries may constrain such companies’ ability to grow in global markets. Other reductions in demand for clean water, such as increased availability of potable water in arid regions, may reduce demand for certain products and services provided by Water Companies.

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Pipeline Company Risk (North American Pipeline ETF).    Pipeline Companies are subject to many risks, including varying demand for crude oil, natural gas, natural gas liquids or refined products in the markets served by the pipeline; changes in the availability of products for gathering, transportation, storing, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities; sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities; and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Gathering and processing pipeline companies are subject to many risks, including declines in production of crude oil and natural gas fields which utilize their gathering and processing facilities as a way to market the crude oil and gas, prolonged depression in the price of natural gas or crude oil, which curtails production due to lack of drilling activity, and declines in the prices of natural gas liquids and refined petroleum products resulting in lower processing or refining margins. In addition, the development of, demand for, and/or supply of competing forms of energy may negatively impact the revenues of these companies.

Depository Receipt Risk.    Investing in Depository Receipts may be subject to certain risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks. Depository Receipts may be less liquid than the underlying shares in the primary trading market. Depository Receipts may not track the price of their underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depository receipts.

Concentration Risk.    Because the Global Water ETF’s assets will be concentrated in the Water Industries and the North American Pipeline ETF’s assets will be concentrated in the energy pipeline industry, the Funds are subject to loss due to adverse occurrences that may affect those industries. The Funds’ strategy of focusing on a specific group of related industries means that the performance of the Fund will be closely tied to the performance of those industries. The Funds’ focus in these investments may present more risk than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these investments would have a greater impact on the Funds than on a fund that does not focus in such investments. At times, the performance of these investments may lag the performance of other industries or the market as a whole. An inherent risk associated with a concentrated investment focus is that the Funds may be adversely affected if a small number of its investments perform poorly.

Equity Securities Risk.    Equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations about changes in interest rates, investor sentiment towards equities, changes in a particular issuer’s or industry’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer or industry. Prices of equity securities of individual entities also can be affected by fundamentals unique to the company or partnership, including earnings power and coverage ratios. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Funds. In addition, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Funds have exposure. Common stock prices may fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events that affect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital. Any of the foregoing risks could substantially impact the ability of such an entity to grow its dividends or distributions.

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MLP Risk (North American Pipeline ETF).    MLPs are subject to many risks, including those that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities.

The Fund’s investment strategies depend in part on MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses, and takes that share into account in calculating its own U.S. federal income tax liability. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes. As a result, the amount of cash available for distribution by the MLP could be reduced and the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced. If any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower distributions.

An MLP’s distributions to the Fund generally will not be taxable unless the cash amount distributed exceeds the Fund’s basis in its interest in the MLP. Distributions received by the Fund from an MLP will reduce the Fund’s adjusted basis in its interest in the MLP, but not below zero. Cash distributions in excess of the Fund’s basis in the MLP will generally be taxable to the Fund as capital gains. A reduced basis will generally result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of its interest in the MLP. The Fund expects to receive cash distributions each year from certain MLPs that exceed the net taxable income allocated to the Fund from such MLPs for such year, and, as a result, the Fund may recognize larger taxable gains (or smaller losses) with respect to such MLPs when it disposes of its interests in such MLPs. If you hold shares in the Fund when such gains or losses are recognized, you may be required to pay tax on one or more Fund distributions, potentially at ordinary income tax rates, even though you may not have economically benefited from the associated MLP cash distributions.

The Fund will report distributions made to shareholders annually on Form 1099. If an MLP in which the Fund invests amends its partnership tax return, the Fund will, when necessary, send you a corrected Form 1099, which could, in turn, require you to amend your federal, state or local tax returns.

MLP Affiliate Risk (North American Pipeline ETF).    The performance of securities issued by MLP Affiliates, including common shares of corporations that own general partner interests primarily depend on the performance of an MLP. As such, results of operations, financial condition, cash flows and distributions for MLP Affiliates primarily depend on an MLP’s results of operations, financial condition and cash flows. The risks and uncertainties that affect the MLP, its results of operations, financial condition, cash flows and distributions also affect the value of securities held by the MLP Affiliates.

Non-U.S. Securities Risk.    Investments in securities of non-U.S. issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. For example, non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation

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than exists in the U.S. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect the Funds’ assets held in non-U.S. countries. There may be less publicly available information about a non-U.S. company than there is regarding a U.S. company. Non-U.S. securities markets may have substantially less volume than U.S. securities markets and some non-U.S. company securities are less liquid than securities of otherwise comparable U.S. companies. Non-U.S. markets also have different clearance and settlement procedures that could cause the Funds to encounter difficulties in purchasing and selling securities on such markets and may result in the Funds missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes securities issued by non-U.S. issuers can expect to have a higher expense ratio because of the increased transaction costs in non-U.S. markets and the increased costs of maintaining the custody of such non-U.S. securities. When investing in securities issued by non-U.S. issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Funds may, but do not currently intend to, hedge their exposure to non-U.S. currencies.

Canadian Securities Risk (North American Pipeline ETF).    The Canadian economy may be significantly affected by the U.S. economy because the U.S. is Canada’s largest trading partner and foreign investor. Canada’s largest exports are its natural resources, so the Canadian economy is dependent on the demand for, and supply and price of, natural resources, and any market developments that reduce the price of such goods could disproportionately affect the Canadian economy.

Mid-Cap and Small-Cap Companies Risk.    The Funds may invest in mid-cap and small-cap companies that may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies. Therefore, their securities may be more volatile and less liquid than the securities of larger, more established companies. Mid-cap and small-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Adviser or Sub-Adviser need to sell a large quantity of a mid-cap or small-cap company stock, in accordance with the Underlying Index methodology, it may have to sell at a lower price than it might prefer, or it may have to sell in smaller than desired quantities over a period of time. Analysts and other investors may follow these companies less actively and therefore information about these companies may not be as readily available as that for large-cap companies.

Investment Company Risk (Global Water ETF).    The Fund may be subject to increased expenses and reduced performance as a result of its investments in other investment companies. When investing in other investment companies, the Fund bears its pro rata share of the other investment company’s fees and expenses including the duplication of advisory and other fees and expenses. The resulting increase to the Fund’s expenses will reduce its performance.

Large-Cap Company Risk (North American Pipeline ETF).    The Fund’s investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock.

Liquidity Risk.    The Funds may invest in securities of any market capitalization and may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Funds’ ability to sell particular securities at an advantageous price or a timely manner. In the event certain

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securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. In addition, it may be more difficult for the Funds to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices.

Passive Investment Risk.    The Funds are not actively managed. Therefore, unless a specific security is removed from each Fund’s Underlying Index, or the selling of shares of that security is otherwise required upon a rebalancing of the Underlying Index as addressed in the Underlying Index methodology, the Funds generally will not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from a Fund’s Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price discount to the security’s current market value. Each Fund anticipates that the value of its shares will decline, more or less, in correspondence with any decline in value of its Underlying Index. A Fund’s Underlying Index may not contain the appropriate mix of securities for any particular point in the business cycle of the overall economy, particular economic sectors, or narrow industries within which the commercial activities of the companies comprising the portfolio securities holdings of the Funds are conducted, and the timing of movements from one type of security to another in seeking to replicate the Underlying Index could have a negative effect on the Funds. Unlike the manager of an actively managed fund, the Adviser and Sub-Adviser do not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, a Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Tracking Error Risk.    There is no guarantee that a Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. The Funds’ returns may not match the return of its Underlying Index for a number of reasons. For example, a Fund incurs a number of fees and operating expenses not applicable to the Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing a Fund’s securities holdings to reflect changes in the composition of the Underlying Index and if it needs to raise cash to meet redemptions or deploy cash in connection with newly created Creation Units. Imperfect correlation between a Fund’s portfolio securities and those in the Underlying Index, changes to the Index and regulatory requirements may cause tracking error, the divergence of a Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. In addition, a Fund may not be able to invest in certain securities and other instruments included in the Underlying Index, or invest in them in the exact proportions represented in the Underlying Index. To the extent a Fund uses a representative sampling approach, a Fund may not be as well-correlated with the return of the Underlying Index as would be the case if a Fund purchased all the securities in the Underlying Index in the proportions represented in the Underlying Index. Moreover, a Fund may be delayed in purchasing or selling securities and other instruments included in the Underlying Index. To the extent a Fund calculates its NAV based on fair value prices, a Fund’s ability to track the Underlying Index may be adversely affected.

Non-Diversification Risk.    The Funds are classified as “non-diversified,” which means the Funds may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investments in securities of a limited number of issuers exposes the Funds to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Absence of Active Trading Market Risk.    Although shares of the Funds are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

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Shares of the Funds May Trade at Prices Other Than NAV.    Shares of the Funds may trade at, above or below their NAV. The NAV of the Funds will fluctuate with changes in the market value of the Funds’ holdings. The trading prices of shares will fluctuate in accordance with changes in the Funds’ NAV as well as market supply and demand. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Underlying Index trading individually or in the aggregate at any point in time. The market prices of Fund shares may deviate significantly from the NAV of the shares during periods of market volatility or when there is a lack of an active trading market for shares of the Funds. While the creation/redemption feature is designed to make it likely that shares of the Funds normally will trade close to the Funds’ NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from NAV. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Funds. If a shareholder purchases shares when the market price is at a premium to the NAV or sells shares when the market price is at a discount to the NAV, the shareholder may sustain losses.

Trading Risks.    The Funds face numerous trading risks, including disruption in the creation/redemption process of the Funds and losses from trading in the secondary markets. Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. Additionally, an exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Funds being unable to buy or sell certain securities or financial instruments. In such circumstances, the Funds may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. During a “flash crash,” the market prices of the Funds’ shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Funds. Flash crashes may cause market makers in the Funds’ shares to limit or cease trading in the Funds’ shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.

Legal and Regulatory Change Risks.    The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of a Fund’s investments and its ability to pursue its trading strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The SEC, Commodity Futures Trading Commission, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on the Funds could be substantial and adverse.

Methodology Risks.    The Index Provider relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Index Provider can offer assurances that Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or that the included issuers will provide the Fund with the market exposure it seeks.

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Exclusion of Adviser from Commodity Pool Operator Definition

An exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) has been claimed with respect to the Funds, and, therefore, the Adviser is not subject to CFTC registration or regulation as a CPO with respect to the Funds. In addition, the Adviser will rely upon an exemption from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

Disclosure of Portfolio Holdings

The Funds’ entire portfolio holdings are publicly disseminated each day the Funds are open for business through the Fund’s website and may be made available through financial reporting and news services or any other medium, including publicly available internet web sites. Additional information regarding the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

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INVESTMENT MANAGEMENT

Investment Adviser

Pursuant to investment advisory agreements, the Adviser provides each Fund with investment research and advice and furnishes each Fund with an investment program consistent with each Fund’s investment objectives and policies, subject to the oversight of the Board of Trustees (the “Board” or the “Trust Board”). The Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the Funds’ securities transactions and reports to the Board on the Funds’ investments and performance.

The Adviser is located at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. The Adviser specializes in energy investing across the energy value chain, including infrastructure and MLPs. The Adviser was formed in October 2002 to provide portfolio management services to institutional and high-net-worth investors seeking professional management of their MLP investments. As of February 28, 2026, the Adviser had approximately $10.4 billion of client assets under management. The Adviser’s Investment Committee is comprised of four individuals.

The Adviser is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”) and is an indirect wholly-owned subsidiary of Tortoise Parent Holdco LLC (“Tortoise”). An entity formed by Lovell Minnick owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise. Certain employees in the Tortoise complex own interests in Tortoise.

Investment Sub-Adviser

The Adviser has retained Exchange Traded Concepts, LLC to serve as sub-adviser for the Funds. ETC is responsible for the day-to-day management of the Funds. ETC has provided investment advisory services to individual and institutional accounts since 2009. ETC is an Oklahoma limited liability company and is located at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120. ETC is responsible for trading portfolio securities for the Funds, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the Indexes, subject to the oversight of the Adviser and the Board. For its services, ETC is paid a fee by the Adviser, which fee is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund and subject to a minimum annual fee as follows:

Minimum Fee	Rate
$20,000*

3.5 bps (0.035%) on the first $250 million of the Fund’s net assets; and 2.5 bps (0.025%) on the next $250 million of the Fund’s net assets; and 2 bps (0.02%) on Fund net assets in excess of $500 million

____________

*       The Minimum Fee for each Fund shall be $20,000, however, once the total of the fees payable to the Sub-Adviser with respect to the Funds and other series of the Trust managed by the Sub-Adviser in any calendar year equals or exceeds the aggregate of the Minimum Fee payable by such funds (or the pro rata portion of the aggregate Minimum Fee payable for partial calendar years), the Funds shall not be required to make further payments of the Minimum Fee for that calendar year.

A discussion of the factors that the Tortoise Capital Series Trust Board considered in approving the Advisory Agreements and Sub-Advisory Agreements are included in each Fund’s Form N-CSR filing.

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Portfolio Managers

The Funds are managed by the Sub-Adviser’s portfolio management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Andrew Serowik.    Mr. Serowik is a Portfolio Manager of ETC. Mr. Serowik began his career at Spear, Leeds & Kellogg (“SLK”), continuing with Goldman Sachs after its acquisition of SLK. During his career of more than 18 years at the combined companies, he held various leadership roles, including managing the global Quant ETF Strats team and managing One Delta ETF Strats. Mr. Serowik graduated from the University of Michigan in 1999 with a Bachelor of Business Administration degree in Finance.

Gabriel Tan, CFA, CFP®.    Mr. Tan is a Portfolio Manager of ETC. He began his career at UBS and BBR Partners where he worked as a financial planning analyst and a portfolio strategist for over four years. Mr. Tan graduated from the University of North Carolina — Chapel Hill in 2013 with a B.S. in Business Administration, a B.A. in Economics, and a Minor in Chinese. He is a CFA charterholder.

Todd Alberico.    Mr. Alberico is a Portfolio Manager of ETC. Prior to joining ETC, Mr. Alberico worked at Virtu Financial (formerly KCG) for six years. Mr. Alberico graduated from St. John’s University in 2004 with a Bachelor of Science.

Brian Cooper.    Mr. Cooper is a Portfolio Manager of ETC. Prior to joining ETC, Mr. Cooper worked at Falcon Management Corporation for 14 years. Mr. Cooper graduated from Pennsylvania State University in 2002 with a B.S. in Finance and a Minor in Business Law.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund are available in the SAI.

Buying and Selling Fund Shares

Shares of the Funds are expected to be listed on the Exchange, subject to notice of issuance. When you buy or sell shares on the secondary market, you will pay or receive the market price. The Funds’ shares will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the Funds’ shares. A “Business Day” with respect to each Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

NAV per share for the Funds is computed by dividing the value of the net assets of the Funds (i.e., the value of its total assets less total liabilities) by the total number of shares of the Funds outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. NAV is determined each Business Day, normally as of the close of regular trading of the Exchange (ordinarily 4:00 p.m., Eastern time).

You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market

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investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity and is generally lower if the Funds’ shares have more trading volume and market liquidity and higher if the Funds’ shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

The Funds’ portfolio securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Trust Board has adopted procedures to be followed when the Funds must utilize fair value pricing, including when reliable market quotations are not readily available, when the Funds’ pricing services do not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). The Trust Board reviews, no less frequently than annually, the adequacy of the Funds’ policies and procedures and the effectiveness of their implementation. Valuing securities at fair value may result in a different price being used in the calculation of each Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Trust Board. There can be no assurance that each Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Funds may employ fair value pricing to ensure greater accuracy in determining daily NAV. Fair value pricing may be applied to foreign securities held by the Funds upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the Exchange when the Funds’ NAV is determined. If the event may result in a material adjustment to the price of the Funds’ foreign securities once non-U.S. markets open on the following Business Day (such as, for example, a significant surge or decline in the U.S. market), the Funds may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Funds’ NAV.

Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Adviser, the market price is stale; and (3) securities for which trading has been halted or suspended.

Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security.

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Frequent Purchases and Redemptions of Fund Shares.    The Funds do not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Funds reserve the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Trust Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Funds’ investment strategy, or whether they would cause the Funds to experience increased transaction costs. The Trust Board considered that, unlike traditional mutual funds, shares are issued and redeemed only in large quantities of shares known as Creation Units available only from the Funds directly to a few institutional investors (“Authorized Participants”), and that most trading in the Funds occurs on the exchange at prevailing market prices and does not involve the Funds directly. Given this structure, the Trust Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Funds or its shareholders. In addition, frequent trading of shares by Authorized Participants and arbitrageurs is critical to helping the market price remain at or close to NAV.

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OTHER CONSIDERATIONS

Distribution and Service Plan of the Fund

The Funds have adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% per annum of the Funds’ average daily net assets may be made for the sale and distribution of its shares or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. The Funds currently do not charge 12b-1 fees and such fees may only be imposed after approval by the Trust Board. If payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments to Financial Intermediaries

The Adviser, out of its own resources and without additional cost to the Funds or its shareholders, may pay intermediaries for the sale of Fund shares and related services, including participation in activities that are designed to make intermediaries more knowledgeable about exchange traded products. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support, educational training or support, or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be made to intermediaries for making shares of the Funds available to their customers generally and in investment programs. The Adviser may also reimburse expenses or make payments from its own resources to intermediaries in consideration of services or other activities the Adviser believes may facilitate investment in the Funds.

The possibility of receiving, or the receipt of, the payments described above may provide intermediaries or their salespersons with an incentive to favor sales of shares of the Funds, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Funds and other ETFs.

Fund Service Providers

Quasar Distributors, LLC serves as distributor to the Funds.

Tait, Weller & Baker LLP serves as the independent registered public accounting firm for the Funds.

U.S. Bank National Association acts as the custodian for the Funds.

U.S. Bank Global Fund Services acts as the administrator, accounting agent and transfer agent for the Funds.

Vedder Price P.C. serves as legal counsel to the Funds.

Morrison & Foerster LLP serves as legal counsel to the independent trustees.

Additional Information

The Funds may enter into contractual arrangements with various parties, including among others, the Funds’ Adviser, who provide services to the Funds. Shareholders are not parties to or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

General Policies.    The Global Water ETF expects to pay out dividends from net investment income semiannually. The North American Pipeline ETF expects to pay out dividends from distributable cash flow quarterly.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to shareholders of the Fund. Dividend payments are made through DTC Participants and Indirect Participants to shareholders of record with proceeds received from the Fund.

The Fund may make additional distributions to the extent necessary (i) to distribute its entire annual investment company taxable income (determined without regard to the dividends paid deduction), plus its net capital gain, if any, and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve a Fund’s eligibility for treatment as a regulated investment company (a “RIC”) or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service.    The Trust will not make the DTC book-entry dividend reinvestment service available for use by shareholders for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by shareholders of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Shareholders should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Trust of the same Fund at NAV. Distributions reinvested in additional shares of the Fund will be taxable to shareholders to the same extent as if such distributions had been received in cash.

Tax Consequences

The following discussion is a general summary of material U.S. federal income tax considerations affecting each Fund and its shareholders that are U.S. holders (as defined below). The discussion reflects applicable U.S. federal income tax laws as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax considerations affecting each Fund and its shareholders (including shareholders owning large positions in a Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in each Fund, including applicable federal, state, local and foreign tax consequences to them or the effect of possible changes in tax laws.

In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of a Fund as part of a hedging, integrated, conversion or straddle transaction or constructive sale, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, investor with “applicable financial statements” within the meaning of section 451(b) of

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the Code or Non-U.S. holders. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes each Fund’s shares are held by U.S. holders and that such shares are held as capital assets.

A U.S. holder is a beneficial owner of shares of the applicable Fund that is for U.S. federal income tax purposes:

•        a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•        a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•        a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a United States person for U.S. federal income tax purposes.

A “Non-U.S. holder” is a beneficial owner of shares of a Fund that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of a Fund, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. This federal income tax summary is based in part on the advice of counsel to a Fund. The IRS could disagree with any conclusions set forth in this section. The following disclosure may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.

Fund Status.    Each Fund intends to qualify as a “regulated investment company” (a “RIC”) under the Code. If a Fund qualifies as a RIC and distributes to its shareholders at least 90% of the sum of (1) its “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (2) the excess of its gross tax-exempt interest income, if any, over certain deductions attributable to such interest income that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates on the amount retained. Each Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest and net capital gain.

If a Fund fails to qualify as a RIC in any taxable year, it will be taxed in the same manner as an ordinary corporation on its taxable income and distributions to the Fund’s shareholders will not be deductible by the Fund in computing its taxable income.

Under the Code, each Fund generally will also be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal

33

excise tax, the required minimum distribution is generally equal to the sum of (1) 98% of the Fund’s ordinary income (computed on a calendar year basis), (2) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (3) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. Each Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal conditions, does not currently expect to be subject to this excise tax.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income it is required to accrue, to qualify as a RIC and avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income, (2) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert long-term capital gain into short-term capital gain or ordinary income, (5) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (6) cause the Fund to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions, and (9) produce income that will not be included in the sources of income from which a RIC must derive at least 90% of its gross income each year. While it may not always be successful in doing so, each Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

Distributions.    Each Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of each Fund into different categories, including identifying ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary income tax rate, however, as further discussed below certain ordinary income distributions received from a Fund may be taxed at the capital gains income tax rates. Generally, you will treat all net capital gain dividends (the excess of net long-term capital gains over net short-term capital losses) as long-term capital gains regardless of how long you have owned your shares.

Distributions in excess of a Fund’s current and accumulated earnings and profits will be treated, first, as a tax-free return of capital, which is applied against and will reduce the adjusted basis of the Fund shares and, after such adjusted basis is reduced to zero, generally will constitute capital gain.

To determine your actual tax liability for your net capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, each Fund may make distributions that represent a return of capital for federal income tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to

34

pay a greater amount of tax in the future when shares are sold, even if you sell the shares at a loss from your original investment. A “return of capital” is a return, in whole or in part, of the funds that you previously invested in a Fund. A return of capital distribution should not be considered part of a Fund’s dividend yield or total return of an investment in Fund shares. The federal income tax status of your distributions from a Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from a Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction.    A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to any dividends received from a Fund because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by a Fund from certain corporations may be reported by a Fund as being eligible for the dividends received deduction provided certain holding period and other requirements are satisfied by both the Fund and the shareholder.

Capital Gains and Losses and Certain Ordinary Income Dividends.    If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described below.

Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from a Fund and sell your shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax adviser about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a RIC such as a Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. A Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend that is eligible for the capital gains tax rates.

An additional 3.8% “Medicare tax” is imposed on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” generally will include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of a Fund) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of a Fund’s taxable distributions and gains on the sale of Fund shares may be subject to this additional tax.

35

Sale of Shares.    If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including brokerage fees, if any. In some cases, however, you may have to adjust your tax basis after you purchase your shares. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax adviser about the availability of this deferral election and its requirements. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any net capital gain dividends you received with respect to such shares and any loss realized on a sale or exchange of shares of a Fund generally will be disallowed if you acquire other shares of a Fund or other substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that you dispose of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Capital losses are subject to limitations under the Code.

Treatment of Fund Expenses.    Expenses incurred and deducted by a Fund will generally not be treated as income taxable to you.

Taxes on Purchase and Redemption of Creation Units.    If you exchange securities for Creation Units, you will generally recognize a gain or a loss on the securities contributed. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid for the Creation Units. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

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ADDITIONAL INFORMATION

Other Information

For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. The SEC has issued an exemptive order on which each Fund relies permitting registered investment companies to invest in exchange-traded funds offered by the Adviser beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933 (the “1933 Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the distributor, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares that are part of an over-allotment within the meaning of Section 4(a)(3)(A) of the 1933 Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that under Rule 153 of the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that such Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on the Exchange.

Premium/Discount Information

Information regarding how often the shares of the Funds are traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available at www.tortoisecapital.com.

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FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Common Share Data” and “Supplemental Data and Ratios” shows the operating performance for the most recent five fiscal years for the Fund.

As a result of the Reorganizations, the Global Water ETF and the North American Pipeline ETF adopted the financial statements and performance history of the Water Predecessor Fund and the Pipeline Predecessor Fund, respectively.

The following Financial Highlights table is intended to help a prospective investor understand each Fund’s financial performance for the periods shown. Past results are not indicative of future performance. A copy of the financial statements, financial highlights and Form N-CSR referred to below may be obtained from www.sec.gov, by visiting www.tortoisecapital.com or by calling toll-free at 844-874-6330. The information contained in, or that can be accessed through, the website is not part of this Prospectus.

Each Fund’s financial statements as of and for the fiscal year ended November 30, 2025, including the financial highlights for the fiscal year then ended, have been audited by Tait, Weller & Baker LLP (“Tait Weller”), an independent registered public accounting firm. Tait Weller’s report, along with each Fund’s financial statements, is included in each Fund’s Annual Report. Tait Weller has not reviewed or examined any records, transactions or events after the date of such reports. Financial highlights for each fiscal year ended on or before November 30, 2025 were audited by other auditors whose report is contained in such annual report.

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TORTOISE GLOBAL WATER ETF

FINANCIAL HIGHLIGHTS

	Year Ended November 30,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$50.40	$41.23	$38.15	$47.75	$38.05
INVESTMENT OPERATIONS:
Net investment income(a)	0.77	0.68	0.68	0.59	0.77
Net realized and unrealized gain (loss) on investments(b)	2.74	9.06	3.14	(9.44)	9.42
Total from investment operations	3.51	9.74	3.82	(8.85)	10.19
LESS DISTRIBUTIONS FROM:
Net investment income	(0.73)	(0.57)	(0.74)	(0.75)	(0.49)
Total distributions	(0.73)	(0.57)	(0.74)	(0.75)	(0.49)
ETF transaction fees per share	0.00 (c)	—	—	—	—
Net asset value, end of year	$53.18	$50.40	$41.23	$38.15	$47.75
Total return	7.07%	23.80%	10.13%	−18.73%	26.98%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$55,843	$57,959	$47,414	$61,037	$64,468
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income (loss) to average net assets	1.52%	1.46%	1.63%	1.52%	2.22%
Portfolio turnover rate	63%	55%	19%	26%	21%

____________

(a)     Net investment income per share has been calculated based on average shares outstanding during the years.

(b)     Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)     Amount represents less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

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Tortoise North American Pipeline ETF

Financial Highlights

	Year Ended November 30,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$36.70	$26.18	$26.42	$21.63	$17.50
INVESTMENT OPERATIONS:
Net investment income(a)(d)	0.86	0.78	0.65	0.62	0.43
Net realized and unrealized gain (loss) on investments(b)	(0.06)	11.04	0.34	5.28	4.74
Total from investment operations	0.80	11.82	0.99	5.90	5.17
LESS DISTRIBUTIONS FROM:
Net investment income	(0.86)	(0.80)	(0.77)	(0.51)	(0.46)
Net realized gains	—	—	(0.06)	—	—
Return of capital	(0.53)	(0.50)	(0.40)	(0.60)	(0.58)
Total distributions	(1.39)	(1.30)	(1.23)	(1.11)	(1.04)
ETF transaction fees per share	0.00 (c)	0.00 (c)	—	—	—
Net asset value, end of year	$36.11	$36.70	$26.18	$26.42	$21.63
Total return	2.30%	46.73%	4.21%	27.89%	30.10%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$716,095	$690,040	$531,507	$560,027	$421,715
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income (loss) to average net assets	2.43%	2.92%	2.84%	2.27%	2.20%
Portfolio turnover rate	6%	9%	19%	12%	17%

____________

(a)     Net investment income per share has been calculated based on average shares outstanding during the years.

(b)     Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)     Amount represents less than $0.005 per share.

(d)     The per common share data for the years ended November 30, 2024, 2023, 2022 and 2021 do not reflect the estimate of investment income and return of capital. See Note 2 in the Notes to Financial Statements for further disclosure.

The accompanying notes are an integral part of these financial statements.
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FOR MORE INFORMATION

You can find more information about the Funds in the following documents:

Statement of Additional Information

Please refer to the SAI for additional information on the Funds. The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

Additional information about each Fund’s investments are available in each Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the prior fiscal year. In Form N-CSR, you will find each Fund’s annual and semi-annual financial statements.

You can obtain a free copy of these documents and the SAI, request other information, or make general inquiries about the Funds by calling the Funds (toll-free) at (855) 994-4437, by visiting the Adviser’s website at www.tortoisecapital.com or by writing to:

Tortoise Global Water ETF
5901 College Boulevard, Suite 400
Overland Park, Kansas 66211

Tortoise North American Pipeline ETF
5901 College Boulevard, Suite 400
Overland Park, Kansas 66211

You can review and copy information, including each Fund’s reports and SAI: Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov; or for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

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Prospectus March 30, 2026

TORTOISE AI INFRASTRUCTURE ETF

Ticker Symbol: TCAI

Exchange: New York Stock Exchange

TORTOISE ELECTRIFICATION INFRASTRUCTURE ETF

(formerly Tortoise Essential Energy Fund)

Ticker Symbol: TPZ

Exchange: New York Stock Exchange

TORTOISE ENERGY ETF

(formerly Tortoise Energy Fund)

Ticker Symbol: TNGY

Exchange: New York Stock Exchange

Neither the United States (“U.S.”) Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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TORTOISE AI INFRASTRUCTURE ETF SUMMARY

Investment Objectives

Tortoise AI Infrastructure ETF (the “AI Infrastructure ETF” or the “Fund”), a series of Tortoise Capital Series Trust (the “Trust”), seeks long-term capital appreciation with a secondary objective of current income.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)
Management Fees	0.65	%(1)
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%

____________

(1)    The Fund has adopted a unitary fee structure. Under such structure, the Adviser (defined below) is responsible for paying the ordinary operating expenses of the Fund from the management fee. Ordinary operating expenses do not include brokerage commissions and transaction costs, leverage/borrowing expense, securities lending fees and similar expenses. See “Investment Management — the Investment Adviser.”

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your costs may be higher or lower, based on these assumptions your costs would be:
One Year	Three Years	Five Years	Ten Years
$66	$208	$362	$810

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account at the shareholder level. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the fiscal period August 4, 2025 (inception date) through November 30, 2025, the Fund’s portfolio turnover rate was 31%.

Principal Investment Strategies

The Fund is a non-diversified series of the Trust and is regulated as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is actively managed and does not seek to track the performance of an index. The Fund’s investment objectives to seek primarily long-term capital appreciation with a secondary objective of current income are non-fundamental.

The Fund seeks to achieve its objective by investing in companies that are expected to benefit from increasing AI demand and the resulting increase in demand for the specific technology and power infrastructure needs of AI. Tortoise Capital Advisors, L.L.C. (the “Adviser”), the Fund’s investment adviser, believes that AI workloads demand unique technology, cooling, electrical and energy infrastructure requirements and seeks to identify companies that focus on, or are expected to focus on, providing technology and power infrastructure that meets the specific needs of AI.

Under normal circumstances, the Fund will invest at least 80% of its total assets (including assets obtained through borrowings for investment purposes) in equity securities of artificial intelligence (“AI”) infrastructure companies. For purposes of this 80% policy, “AI infrastructure companies” are (i) AI-capable data centers, (ii) technology infrastructure companies that provide AI-essential infrastructure to AI-capable data centers, and (iii) energy infrastructure companies that provide AI-essential infrastructure to AI-capable data centers. AI-capable data centers are facilities that, in the judgment of the portfolio managers based on fundamental research, have the equipment and resources to accommodate the intense computational demands of generative AI workloads. Technology infrastructure companies that provide AI-essential infrastructure to AI-capable data centers include companies that provide servers, data storage and memory, networking, electric equipment, HVAC equipment and similar equipment to AI-capable data centers, and contractors that design, install and maintain such systems. Energy infrastructure companies that provide AI-essential infrastructure to AI-capable data centers include those engaged in electricity generation, transmission, and distribution; natural gas production, pipelines and distribution; renewable power generation; uranium and nuclear energy production; local energy distribution; energy storage; and future energy sources. Technology infrastructure companies and energy infrastructure companies will be considered AI infrastructure companies for purposes of the Fund’s 80% investment policy if they have meaningful exposure to activities related to the provision of AI-essential infrastructure to AI-capable data centers, as measured by revenue derived from long-term assets, products, or services critical to AI output and/or meaningful capital expenditures devoted to the growth of such activities, in each case as determined by the portfolio management team based on fundamental research.

The Fund’s investments in equity securities may include both common and preferred stock. The Fund may invest in foreign securities and U.S. dollar denominated securities of foreign issuers. Such investments in securities of foreign issuers may include sponsored or unsponsored American Depository Receipts (“ADRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. The Fund may invest in portfolio companies without regard to their market capitalization.

The Fund may, but is not required to, use various hedging techniques, such as the buying and selling of options, including covered call options, futures, interest rate swaps or total return swaps to seek to mitigate one or more risks associated with investments in portfolio securities including market risk and interest rate risk, which, among other factors, could adversely affect market valuations of specific securities or certain sectors, or the value of the Fund’s overall portfolio. The Fund may also use derivatives, including options, futures and swaps, to seek market exposure or to generate income.

The Fund concentrates its investments (i.e., holds 25% or more of its assets) in the energy infrastructure, industrials and information technology industries.

Principal Risks

Risk is inherent in all investing, and you could lose money by investing in the Fund. A summary description of the principal risks of investing in the Fund is set forth below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency.

AI Infrastructure Risk.    The Fund’s strategy of emphasizing investments in AI infrastructure companies means that the performance of the Fund will be closely tied to the performance of one or more industries that are expected to benefit from the growth of AI-capable data centers and related technology and energy infrastructure. Investing in companies that are expected to benefit from the same macro theme means that some of the Fund’s investments may be similarly affected by certain market, economic, political, or social developments. The risks of emphasizing AI-capable data centers and companies that provide critical infrastructure to such companies include a slower adoption rate of AI that results in lower capital spending on AI infrastructure; changes in the pace or focus of AI infrastructure spending; the development of large language models that require less AI infrastructure for similar output; and the emergence of alternative energy technology that generates reliable electricity.

Energy Infrastructure Concentration Risk.    Companies in the energy infrastructure sector are subject to many risks that can negatively impact the revenues and viability of companies in this sector, including, but not limited to risks associated with companies owning and/or operating pipelines, gathering and processing assets, power infrastructure, propane assets, as well as capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks.

Technology Infrastructure Concentration Risk.    Companies in the technology infrastructure sector are subject to many risks that can negatively impact the revenues and viability of companies in this sector, including, but not limited to risks associated with emerging technology that renders existing products or services obsolete, reliance on outdated technology, intellectual property theft, supply chain disruption, vulnerabilities to third-party vendors and suppliers, business interruption, difficulty in retaining skilled talent, and regulatory compliance.

Industrials Concentration Risk.    Companies in the industrial sector face a variety of risks, including commodity price volatility, supply chain disruptions, potential obsolescence of technologies, economic downturns, and increasing competition. The sector is also under pressure to address climate change and transition to a low-carbon economy, which creates transition risk.

Counterparty Risk.    Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

Cybersecurity Risk.    Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyber-attacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption.

Derivatives Risk.    Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. The use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives can have a leveraging effect and increase fund volatility. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm. The Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

Equity Securities Risk.    Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, the equity securities of energy infrastructure companies in particular, or a particular company in which the Fund invests.

Foreign Securities Risk.    Investments in securities of foreign companies involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.

Currency Risk.    When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment. Foreign countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the Fund’s assets in such country at risk of total loss.

ADR Risk.    ADRs are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs. As a result, there may not be a correlation between such information and the market values of unsponsored ADRs.

Hedging Risk.    It is not possible to hedge fully or perfectly against any risk. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. There can be no assurance that the Fund’s hedging strategies will be effective or that hedging transactions will be available to the Fund. The Fund is not required to engage in hedging transactions at any given time or from time to time, even under a volatile market environment and the Fund may choose not to do so from time to time.

Illiquid Investments Risk.    The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. Illiquid investments may include restricted securities that cannot be sold immediately because of statutory and contractual restrictions on resale.

Liquidity Risk.    The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

Adviser Risk.    The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

General Market Risk.    The Fund is subject to all of the business risks and uncertainties associated with any mutual fund, including the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Covered Call Option Risk.    If the Fund writes a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. Moreover, the writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

Preferred Stock Risk.    A preferred stock is a blend of the characteristics of a bond and common stock. It may offer a higher yield than common stock and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer. Preferred stock generally does not confer voting rights.

Mid-Cap and Small-Cap Companies Risk.    Mid-cap and small-cap companies may not have the management experience, financial resources, product or business diversification and competitive strengths of large cap companies. Therefore, these securities may have more price volatility and be less liquid than the securities of larger, more established companies.

Tax Risk.    The Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). To maintain qualification for federal income tax purposes as a regulated investment company under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail below under “Tax Consequences.”

Non-Diversified Fund Risk.    Because the Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Exchange-Traded Fund (“ETF”) — Related Risk

Shares May Trade at Prices Different than NAV Per Share.    Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares of the Fund may result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares when the market price is at a premium to the NAV or sells shares when the market price is at a discount to the NAV, the shareholder may sustain losses.

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. However, participants are not obligated to make a market in the Fund’s shares or submit purchase and redemption orders for Creation Units. To the extent that these institutions exit the business, reduce their role or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting and the bid/ask spread on the Fund’s shares may widen.

Market Maker Risk.    The Fund faces numerous market risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and in greater than normal intraday bid-ask spreads for Fund shares.

Trading Issues Risk.    Trading in Fund shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker” rules. There can be no assurance that the requirements of Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Performance History

No performance information is available for the Fund because it does not yet have a full calendar year of performance information.

Investment Adviser

Tortoise Capital Advisors, L.L.C.

Portfolio Managers

The investment management of the Fund’s portfolio is the responsibility of the Adviser’s investment committee. The investment committee’s members are Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, and Robert J. Thummel, Jr., all of whom share responsibility for such investment management and have each served as portfolio manager to the Fund since its inception in 2025.

Purchase and Sale of Shares

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in blocks of shares known as “Creation Units.” ETF Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the relevant benchmark index. The Fund intends to effect redemptions for a combination of cash and in-kind securities. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the New York Stock Exchange (the “Exchange”). The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, the Fund’s shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares of the Fund in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at https://tortoisecapital.com/.

Tax Information

Distributions made by the Fund may be taxable as ordinary income, or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement generally will be taxable to you as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

TORTOISE ELECTRIFICATION INFRASTRUCTURE ETF SUMMARY

Investment Objectives

Tortoise Electrification Infrastructure ETF (formerly Tortoise Essential Energy Fund) (the “Electrification Infrastructure ETF” or the “Fund”), a series of Tortoise Capital Series Trust (the “Trust”), seeks to provide a high level of current income to shareholders, with a secondary objective of capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees	None
(fees paid directly from your investment)
Annual Fund Operating Expenses
(expenses that you pay as a percentage of the value of your investment)
Management Fees	0.85	%(1)
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.85%

____________

(1)    The Fund has adopted a unitary fee structure. Under such structure, the Adviser (defined below) is responsible for paying the ordinary operating expenses of the Fund from the management fee. Ordinary operating expenses do not include brokerage commissions and transaction costs, leverage/borrowing expense, securities lending fees and similar expenses. See “Investment Management — the Investment Adviser.”

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$87	$271	$471	$1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2025, the Fund’s portfolio turnover rate was 67%.

Principal Investment Strategies

The Fund is a non-diversified series of the Trust and is regulated as an “investment company” under the Investment Company Act of 1940 (the “1940 Act”). The Fund is actively managed and does not seek to track the performance of an index. The Fund’s primary investment objective to provide a high level of current income to shareholders and secondary investment objective of capital appreciation are non-fundamental.

The Fund seeks to invest in equity and fixed income securities primarily in power and energy infrastructure companies that provide stable and defensive characteristics throughout economic cycles. Such companies provide consistent dividends and stable earnings regardless of the state of the overall stock market. The Fund’s investment approach emphasizes current income, low volatility, and minimization of downside risk by selecting stocks with lower price fluctuations over the long term in order to mitigate losses in down markets.

Under normal circumstances, the Fund invests at least 80% of its total assets (including assets obtained through borrowings for investment purposes) in electrification infrastructure assets. For purposes of this 80% policy, “electrification infrastructure assets” include issuers that derive more than 50% of their revenue from power or electric energy infrastructure operations. “Electrification” refers to the increase and expansion of electric power generation and delivery. Electrification infrastructure companies use long-lived assets to provide electric power generation (including nuclear and renewable energy), transmission and distribution. Electrification infrastructure companies are engaged in the production or delivery of energy-related goods or services and include (i) companies that use a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids and other low carbon fuels, (ii) companies that store, transport, distribute or treat water, waste management, electric and heating systems and (iii) companies in the renewable and clean energy sectors such as those that produce or deliver solar, wind, hydro or geo-thermal related products or services.

The Fund seeks to achieve its investment objectives by investing in a wide range of securities that generate income, including both dividend-paying equity securities and fixed income securities. Up to 25% of these securities may be securities issued by master limited partnerships (“MLPs”). Securities that generate income in which we may invest include the following types of securities:

•        Power and Energy Infrastructure Equity Securities.    We may invest in a wide range of equity securities issued by power and energy infrastructure companies that are expected to pay dividends on a current basis. We expect that such equity investments will primarily include common stock and MLP common units. Our investment in MLP Securities is limited to 25% of total assets.

•       Power and Energy Infrastructure Fixed Income Securities.    Fixed income securities include bonds, debentures, or other debt instruments, which are expected to provide a high level of current income. Our investments in securities that generate income may have fixed or variable principal payments and various interest rate and dividend payment and reset terms, including fixed rate, floating rate, adjustable rate and payment in kind features. Our investments may have extended or no maturities. Securities that generate income also may be subject to call features and redemption provisions. We may invest in securities of any credit quality that generate income, including up to 25% of our total assets in fixed income securities rated non-investment grade (commonly referred to as “junk bonds”), that are considered speculative as to the issuer’s capacity to pay interest and repay principal.

Covered Call Options Strategy.    We also seek to provide current income from gains earned through an option strategy. We currently intend to write (sell) call options on selected equity securities in our portfolio and to only write call options on securities we hold in our portfolio (“covered calls”). The notional amount of such calls is expected to be less than approximately 20% of the total value of our portfolio, although this percentage may vary depending on the cash flow requirements of the portfolio and on Tortoise Capital Advisors, L.L.C.’s (the “Adviser”) assessment of market conditions. Under current market conditions, we presently intend to write covered calls that are generally one to three month terms and generally range from 5% to 15% out of the money, although this may vary from time to time. We currently intend to focus our covered call strategy on other energy infrastructure companies that our Adviser believes are integral links in the energy infrastructure value chain for pipeline companies, although we may write options on other securities in our portfolio in certain market environments.

The Fund may invest up to 10% of its total assets in securities issued by non-U.S. issuers (including Canadian issuers). The Fund may invest in both equity and fixed-income securities issued by non-U.S. issuers. The Fund will not invest more than 25% of its total assets in non-investment grade rated fixed income securities. The Fund will not invest more than 15% of its total assets in restricted securities that are ineligible for resale under Rule 144A, all of which may be illiquid securities. These investment restrictions described above apply at the time of purchase, and the Fund will not be required to reduce a position due solely to market value fluctuations.

Principal Risks

Risk is inherent in all investing, and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency.

General Business Risk.    We are subject to all of the business risks and uncertainties associated with any business, including the risk that we will not achieve our investment objectives and that the value of an investment in our securities could decline substantially and cause you to lose some or all of your investment.

General Securities Risk.    We invest in securities that may be subject to certain risks, including: (1) issuer risk, (2) credit risk, (3) interest rate risk, (4) reinvestment risk, (5) call or prepayment risk, (6) valuation risk, and (7) duration and maturity risk.

Capital Markets Risk.    Global financial markets and economic conditions have been, and may continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. Concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. If funding is not available when needed, or is available only on unfavorable terms, companies may not be able to meet obligations as they come due.

Equity Securities Risk.    Equity securities of entities that operate in the power and energy infrastructure sectors can be affected by macroeconomic and other factors affecting the stock market in general, expectations about changes in interest rates, investor sentiment towards such entities, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributions). Prices of equity securities of individual entities also can be affected by fundamentals unique to the company or partnership, including earnings power and coverage ratios. In addition, by writing covered call options, capital appreciation potential will be limited on a portion of our investment portfolio.

MLP Risk.    An investment in MLP securities involves some risks that differ from the risks involved in an investment in the common stock of a corporation, including risks relating to the ownership structure of MLPs, the risk that MLPs might lose their partnership status for tax purposes and the risk that MLPs will not make distributions to holders (including us) at anticipated levels or with the expected tax character. In addition, if an MLP in which the Fund invests amends its partnership tax return or an IRS audit results in a change to the tax return, shareholders may receive a corrected Form 1099 from the Fund, which could, in turn, require shareholders to amend their own federal, state or local tax returns and could result in shareholders having an additional tax liability.

Investment Grade Fixed Income Securities Risk.    We may invest a portion of our assets in fixed income securities rated “investment grade” by nationally recognized statistical rating organizations (“NRSROs”) or judged by our Adviser, to be of comparable credit quality. Although we do not intend to do so, we may invest up to 100% in such securities. Investment grade fixed income securities are rated Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), BBB- or higher by Standard & Poor’s Ratings Services (“S&P”), or BBB- or higher by Fitch, Inc. (“Fitch”). Despite being considered to be subject to fewer risks than non-investment grade fixed income securities, commonly referred to as “junk bonds,” investment grade fixed income securities are, in fact, subject to risks, including volatility, credit risk and risk of default, sensitivity to general economic or industry conditions, potential lack of resale opportunities (illiquidity), and additional expenses to seek recovery from issuers who default.

Non-investment Grade Fixed Income Securities Risk.    Non-investment grade securities are rated Ba1 or lower by Moody’s, BB+ or lower by S&P or BB or lower by Fitch or, if unrated, are determined by our Adviser to be of comparable credit quality. Non-investment grade securities, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government securities or fixed income securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

Concentration Risk.    The Fund’s strategy of concentrating its assets in the group of industries comprising the power and energy infrastructure sectors means that the performance of the Fund will be closely tied to the performance of these particular market sectors. Therefore, a downturn in the power and energy infrastructure sectors would have a larger impact on the Fund than on an investment company that does not concentrate in these sectors. Specific risks of investing in the power and energy infrastructure sectors include the following: (1) interest rate risk, (2) credit rating downgrade risk, (3) terrorism and natural disasters risk, (4) climate change regulation risk, (5) operating risk, (6) power infrastructure company risk, and (7) energy infrastructure company risk. The Fund’s concentrations in these investments may present more risk than if we were broadly diversified over numerous industries and sectors of the economy.

Power Infrastructure Company Risk.    Companies operating in the power infrastructure sector also are subject to additional risks, including: (1) regulatory risk, (2) Federal Energy Regulatory Commission risk, (3) environmental risk and (4) competition risk. To the extent that any of these risks materialize for a company whose securities are in our portfolio, the value of these securities could decline and our net asset value and share price could be adversely affected.

Energy Infrastructure Company Risk.    Companies operating in the energy infrastructure sector also are subject to additional risks, including: (1) pipeline company risk, (2) gathering and processing company risk, (3) propane company risk, (4) supply and demand risk, (5) price volatility risk, (6) competition risk, and (7) regulatory risk. To the extent that any of these risks materialize for a company whose securities are in our portfolio, the value of these securities could decline and our net asset value and share price would be adversely affected.

Non-U.S. Securities Risk.    Investments in the securities of non-U.S. issuers may involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including different accounting, auditing and financial standards, less government supervision and regulation, additional tax withholding and taxes, difficulty enforcing rights in foreign countries, less publicly available information, difficulty effecting transactions, higher expenses, and exchange rate risk.

Restricted Securities Risk.    Restricted securities (including Rule 144A securities) are less liquid than freely tradable securities because of statutory and contractual restrictions on resale. This lack of liquidity creates special risks for us.

Rule 144A Securities Risk.    Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 (the “1933 Act”), for the resale of certain restricted securities to qualified institutional buyers, such as the Fund. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by us, however, could affect adversely the marketability of certain Rule 144A securities, and we might be unable to dispose of such securities promptly or at reasonable prices. In addition, if for any reason we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the fair value at which we previously recorded these investments.

Tax Risk.    We intend to elect to be treated, and intends to qualify each year, as a “regulated investment company” (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). If for any taxable year we fail to qualify for the special federal income tax treatment afforded to RICs, all of our taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to our shareholders) and our income available for distribution to shareholders will be reduced.

Valuation Risk.    The fair value of certain of our investments may not be readily determinable. The fair value of these securities will be determined pursuant to methodologies established by our Board of Trustees (the “Board” or the “Trust Board”). Our determination of fair value may differ materially from the values that would have been used if a ready market for these securities had existed.

Liquidity Risk.    Certain securities may trade less frequently than those of larger companies that have larger market capitalizations. Investments in securities that are less actively traded or over time experience decreased trading volume may be difficult to dispose of when we believe it is desirable to do so, may restrict our ability to take advantage of other opportunities, and may be more difficult to value.

Non-Diversification Risk.    We are registered as a non-diversified, open-end management investment company under the 1940 Act. Accordingly, there are no regulatory limits under the 1940 Act on the number or size of securities that we hold, and we may invest more assets in fewer issuers compared to a diversified fund. However, in order to qualify as a RIC for federal income tax purposes, we must meet certain diversification requirements.

Covered Call Risk.    We cannot guarantee that our covered call option strategy will be effective. There are several risks associated with transactions in options on securities. For example, the significant differences between the securities and options markets could result in an imperfect correlation between these markets. The use of options also may require us to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security we might otherwise sell.

Competition Risk.    There are a number of alternatives to us as vehicles for investment in a portfolio of companies operating primarily in the power and energy infrastructure sectors, including publicly traded investment companies, structured notes, private funds, open-end funds and indexed products. These competitive conditions may adversely impact our ability to meet our investment objectives.

Performance Risk.    We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, the 1940 Act and restrictions and provisions in credit facilities and fixed income securities may limit our ability to make distributions.

Legal and Regulatory Change Risk.    The regulatory environment for open-end companies is evolving, and changes in the regulation of open-end companies may adversely affect the value of our investments or our ability to pursue our trading strategy. The effect of any future regulatory change on us could be substantial and adverse.

Management Risk.    Our ability to achieve our investment objective is directly related to our Adviser’s investment strategies for the Fund. The value of your investment in our common shares may vary with the effectiveness of the research and analysis conducted by our Adviser and their ability to identify and take advantage of attractive investment opportunities. If the investment strategies of our Adviser do not produce the expected results, the value of your investment could be diminished or even lost entirely, and we could underperform the market or other funds with similar investment objectives.

Cybersecurity Risk.    Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyberattacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption. Cyber incidents could potentially occur, and might in some circumstances result in unauthorized access to sensitive information about the Adviser or its clients.

Pandemic and Epidemic Risk.    Widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact its ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.

ETF-Related Risk

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. However, participants are not obligated to make a market in the Fund’s shares or submit purchase and redemption orders for Creation Units.

Cash Transactions Risk.    The Fund intends to effect creations and redemptions for a combination of cash and in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs.

Market Maker Risk.    The Fund faces numerous market risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and in greater than normal intraday bid-ask spreads for Fund shares.

Trading Issues Risk.    Trading in Fund shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the New York Stock Exchange (the “Exchange”) necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Share Price Risk.    Disruptions to creations and redemptions, bid-ask spreads, the existence of extreme market volatility or potential lack of an active trading market for shares of the Fund may result in shares trading at a significant premium or discount to net asset value (“NAV”). Due to the bid-ask spread, or if the Fund’s shares are otherwise trading at a premium or discount to NAV, investors may receive more or less than NAV when buying or selling their shares on an exchange.

Performance History

On December 5, 2024, the stockholders of Tortoise Pipeline & Energy Fund, Inc., Tortoise Energy Independence Fund, Inc. and Tortoise Power and Energy Infrastructure Fund, Inc., each a Maryland corporation that is registered as a closed-end management investment company (the “Target Funds”), approved an Agreement and Plan of Merger (the “Plan”) by and between the Target Funds, and the Trust, on behalf of the Fund, pursuant to which each Target Fund would be merged with and into a wholly-owned subsidiary of the Fund (the “Mergers”). As a result of the Mergers, the Fund has assumed the performance history of Tortoise Power and Energy Infrastructure Fund, Inc. (the “Predecessor Fund”). Prior to the Mergers, the Predecessor Fund operated as a listed closed-end fund and had a greater flexibility to engage in leverage.

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s annual total returns from year to year. Following the bar chart is the Fund’s highest and lowest quarterly returns during the periods shown in the bar chart. The table illustrates how the Fund’s average annual returns for the 1-year, 5-year and 10-year periods compare with those of a broad measure of market performance. Past performance (before and after taxes) will not necessarily continue in the future. The Fund’s past performance is not indicative of how the Fund will, or is expected to, perform in the future.

Updated information on the Fund’s results can be obtained by visiting www.tortoiseadvisors.com or by calling toll-free at 844-874-6339.

Calendar Year Total Returns as of 12/31(1)

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
37.28%
-4.40%
-7.92%
10.07%
-23.11%
19.48%
6.89%
16.39%
31.72%
5.57%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

____________

(1)    The Fund’s calendar year-to-date total return based on net asset value for the period January 1, 2026 to February 28, 2026 was 11.80%.

During the periods shown in the chart above:

Best Quarter		Worst Quarter
June 30, 2020	38.38%	March 31, 2020	-51.94%
Average Annual Total Returns for the Periods Ended December 31, 2025	1 Year	5 Years	10 Years
Performance
Return Before Taxes (No Load)	5.57%	15.63%	7.77%
Return After Taxes on Distributions (No Load)	5.25%	14.83%	6.11%
Return After Taxes on Distributions and Sale of Fund Shares (No Load)	3.53%	12.27%	5.42%
Index Performance
75% S&P 500 Energy 25% ICE BofA US High Yield Energy Index (reflects no deduction for fees, expenses or taxes)	8.51%	19.90%	8.38%
S&P 500 Energy Sector Total Return Index (reflects no deduction for fees, expenses or taxes)	8.67%	23.78%	8.32%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Tortoise Capital Advisors, L.L.C.

Portfolio Managers

The investment management of the Fund’s portfolio is the responsibility of the Adviser’s investment committee. The investment committee’s members are Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, and Robert J. Thummel, Jr., all of whom share responsibility for such investment management and have each served as portfolio manager to the Fund since its inception in 2024.

Purchase and Sale of Shares

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in blocks of shares known as “Creation Units.” ETF Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the relevant benchmark index. The Fund intends to effect redemptions for a combination of cash and in-kind securities. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange. The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, the Fund’s shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares of the Fund in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at https://tortoiseadvisors.com/.

Tax Information

Distributions made by the Fund may be taxable as ordinary income, or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement generally will be taxable to you as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

TOrtoise Energy ETF SUMMARY

Investment Objectives

Tortoise Energy ETF (formerly Tortoise Energy Fund) (the “Energy ETF” or the “Fund”), a series of Tortoise Capital Series Trust (the “Trust”), primarily seeks current income and secondarily seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)
Management Fees	0.85	%(1)
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.85%

____________

(1)    The Fund has adopted a unitary fee structure. Under such structure, the Adviser (defined below) is responsible for paying the ordinary operating expenses of the Fund from the management fee. Ordinary operating expenses do not include brokerage commissions and transaction costs, leverage/borrowing expense, securities lending fees and similar expenses. See “Investment Management — the Investment Adviser.”

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your costs may be higher or lower, based on these assumptions your costs would be:
One Year	Three Years	Five Years	Ten Years
$87	$271	$471	$1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account at the shareholder level. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2025, the Fund’s portfolio turnover rate was 29%.

Principal Investment Strategies

The Fund is a series of the Trust and is regulated as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is classified as “non-diversified” under the 1940 Act, which means that it may focus its investments in the securities of relatively few issuers. The Fund is actively managed and does not seek to track the performance of an index. The Fund’s investment objectives to seek primarily current income and secondarily long-term capital appreciation are non-fundamental.

Under normal conditions, the Fund will invest at least 80% of its total assets in equity and debt securities of energy companies. Tortoise Capital Advisors, L.L.C. (the “Adviser”), the Fund’s investment adviser, considers energy companies to be comprised of companies that engage in one or more aspects of exploration, production, gathering, processing, refining, transmission, marketing, storage and delivery of energy products such as natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal; oilfield services, including drilling, cementing and stimulations; the generation, transmission and distribution of essential services such as electricity, natural gas and water (e.g., energy utilities); hydropower and other water-based energy sources including wastewater treatment plants that generate energy; or the generation, transportation and sale of alternative, renewable, non-fossil fuel based energy sources including, but not limited to, biodiesel, ethanol, biomass, geothermal, hydroelectric, nuclear, solar or wind energy; emerging technology and materials companies that advance energy efficiency and conservation; and companies that provide products and services to the energy sector, that engage in energy conservation or that measure energy. The Adviser considers a company to be focused in the energy sector if at least 50% of the company’s assets are utilized in one or more of these activities. The Fund will focus its investments primarily in energy infrastructure companies, which are companies that provide critical infrastructure to generate, transmit, store and deliver energy resources including natural gas, electricity, water and renewable energy.

The Adviser intends to allocate the Fund’s assets towards the mix of equity and debt securities it deems appropriate based upon its view of economic, market, and political conditions. As a result of this asset allocation the Fund’s portfolio may, at times, be significantly invested in either equity or debt securities, or both. The Fund’s investment in equity securities may include both common and preferred stock and master limited partnerships (“MLPs”). The Fund’s investment in debt securities may include both investment grade debt securities and high yield debt securities (often called “junk bonds”), which are securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Group (“S&P”), comparably rated by another statistical rating organization, or, if unrated, determined by the Adviser to be of comparable credit quality). The Fund will only purchase debt securities which, at the time of acquisition, are rated at least B3 by Moody’s or B- by S&P or are comparably rated by another statistical rating organization, or, if unrated, are determined by the Adviser to be of comparable credit quality. The Fund may invest in debt securities of any maturity. The Fund will invest a maximum of 50% of its total assets in debt securities.

The Fund may invest in foreign securities and U.S. dollar denominated foreign issuers. Such investments in securities of foreign issuers may include sponsored or unsponsored American Depository Receipts (“ADRs”) and Yankee bonds. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. Yankee bonds are bonds denominated in U.S. dollars that are publicly issued in the United States by foreign banks and corporations.

In certain market environments, the Fund may, but is not required to, use various hedging techniques, such as the buying and selling of options, including covered call options, interest rate swaps, total return swaps and foreign currency contracts, to seek to mitigate one or more risks associated with investments in portfolio securities including market risk and interest rate risk, which, among other factors, could adversely affect market valuations of specific securities or certain sectors, or the value of the Fund’s overall portfolio. The Fund may also invest in derivatives for non-hedging purposes. Derivatives providing exposure to the types of securities in which the Fund may invest pursuant to its 80% policy will be counted toward satisfying that policy.

The Fund may invest up to 15% of its net assets in securities that are not registered under the Securities Act of 1933 or that otherwise may not be sold in public offerings, which are commonly known as “restricted” securities. The Fund will typically acquire restricted securities in directly negotiated transactions.

Principal Risks

Risk is inherent in all investing, and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency.

Energy Sector Risk.    Under normal circumstances, the Fund concentrates its investments in the energy sector, which includes a number of risks, including the following: supply and demand risk, depletion and exploration risk, marine transportation companies risk, regulatory risk, commodity pricing risk, weather risk, cash flow risk, affiliated party risk, catastrophe risk, acquisition risk, and natural resources sector risk. For example, decreases in oil prices may have a substantial impact on the prices of publicly-traded equity securities of energy companies.

Energy Infrastructure Company Risk.    Energy infrastructure companies are subject to many risks that can negatively impact the revenues and viability of companies in this industry, including, but not limited to risks associated with companies owning and/or operating pipelines, gathering and processing assets, power infrastructure, propane assets, as well as capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks.

Renewable Energy Company Risk.    Renewable energy companies are dependent upon factors such as available solar resource, wind conditions, weather conditions and power generating equipment performance that may significantly impact the performance of such companies. Solar, wind and weather conditions generally have natural variations from season to season and from year to year and may also change permanently because of climate change or other factors. Solar and wind energy is highly dependent on weather conditions and, in particular, on available solar and wind conditions. Moreover, power generating equipment used generally by renewable energy companies is accompanied by the attendant costs of maintaining such equipment while in use and subject to risks of obsolescence associated with emerging and disruptive new technologies.

Energy Utility Company Risk.    The utilities industries can be significantly affected by government regulation, interest rate changes, financing difficulties, supply and demand of services or fuel, changes in taxation, natural resource conservation, intense competition, and commodity price fluctuations.

Concentration Risk.    The Fund’s strategy of focusing its investments in the group of industries comprising the energy sector means that the performance of the Fund will be closely tied to the performance of those industries. The Fund’s focus in these industries presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with any investment focus is that the Fund may be adversely affected if its investments perform similarly in response to market, economic or political events.

Debt Securities Risk.    Investments in fixed income securities will be subject to credit risk, interest rate risk and prepayment risk. Credit risk is the risk that an issuer will default or fail to pay principal and interest when due. Interest rate risk is the risk that the value of fixed income securities fluctuates with changes in interest rates (e.g., increases in interest rates result in a decrease in value of fixed income securities). The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels. Pre-payment risk is the risk that the principal on fixed income securities will be paid off prior to maturity causing the Fund to invest in fixed income securities with lower interest rates. Duration risk is the risk that holding long duration and long maturity investments will magnify certain other risks, including interest rate risk and credit risk.

MLP Risk.    MLPs are subject to many risks, including those that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities.

MLP Affiliate Risk.    The performance of securities issued by MLP affiliates, including common shares of corporations that own general partner interests, primarily depends on the performance of an MLP. The risks and uncertainties that affect the MLP, its operational results, financial condition, cash flows and distributions also affect the value of securities held by that MLP’s affiliate.

Below Investment Grade Debt Securities Risk.    Investments in below investment grade debt securities and unrated securities of similar credit quality as determined by the Adviser (commonly known as “junk bonds”) involve a greater risk of default and are subject to greater levels of credit and liquidity risk. Below investment grade debt securities have speculative characteristics and their value may be subject to greater fluctuation than investment grade debt securities.

Capital Markets Risk.    MLPs normally pay out the majority of their operating cash flows to partners. Therefore, MLPs and other issuers in which the Fund invests may rely significantly on capital markets for access to equity and debt financing in order to fund organic growth projects and acquisitions. Should market conditions limit issuers’ access to capital markets, their distribution growth prospects could be at risk.

Counterparty Risk.    Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

Credit Risk.    If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

Cybersecurity Risk.    Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyber-attacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption.

Derivatives Risk.    Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. The use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives can have a leveraging effect and increase fund volatility. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm. The Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

Equity Securities Risk.    Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, the equity securities of energy infrastructure companies in particular, or a particular company in which the Fund invests.

Foreign Securities Risk.    Investments in securities of foreign companies involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.

Currency Risk.    When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment. Foreign countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the Fund’s assets in such country at risk of total loss.

ADR Risk.    ADRs are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs. As a result, there may not be a correlation between such information and the market values of unsponsored ADRs.

Hedging Risk.    It is not possible to hedge fully or perfectly against any risk. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. There can be no assurance that the Fund’s hedging strategies will be effective or that hedging transactions will be available to the Fund. The Fund is not required to engage in hedging transactions at any given time or from time to time, even under a volatile market environment and the Fund may choose not to do so from time to time.

Interest Rate Risk.    MLPs and other higher yield securities historically have shown sensitivity to interest rate movements. In an increasing interest rate environment, these types of securities may experience upward pressure on their yields in order to stay competitive with other interest rate sensitive securities. Also, significant portions of the market value of MLPs and other higher yield securities may be based upon their current yields. Accordingly, the prices of these securities may be sensitive to fluctuations in interest rates and may decline when interest rates rise.

Leverage Risk.    Certain transactions, including the use of derivatives, may give rise to a form of leverage. To mitigate leveraging risk, the Fund’s custodian will segregate or identify liquid assets or otherwise cover the transactions that may give rise to such risk. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging may cause the Fund to be more volatile than if the Fund had not been leveraged.

Illiquid Investments Risk.    The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. Illiquid investments may include restricted securities that cannot be sold immediately because of statutory and contractual restrictions on resale.

Liquidity Risk.    The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

Adviser Risk.    The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

General Market Risk.    The Fund is subject to all of the business risks and uncertainties associated with any mutual fund, including the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Covered Call Option Risk.    If the Fund writes a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. Moreover, the writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

Preferred Stock Risk.    A preferred stock is a blend of the characteristics of a bond and common stock. It may offer a higher yield than common stock and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer. Preferred stock generally does not confer voting rights.

Mid Cap and Small Cap Companies Risk.    The mid cap and small cap companies may not have the management experience, financial resources, product or business diversification and competitive strengths of large cap companies. Therefore, these securities may have more price volatility and be less liquid than the securities of larger, more established companies.

Tax Risk.    The Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). To maintain qualification for federal income tax purposes as a regulated investment company under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail below under “Tax Consequences.”

Non-Diversified Fund Risk.    Because the Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

ETF-Related Risk

Shares May Trade at Prices Different than NAV Per Share.    Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares of the Fund may result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares when the market price is at a premium to the NAV or sells shares when the market price is at a discount to the NAV, the shareholder may sustain losses.

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. However, participants are not obligated to make a market in the Fund’s shares or submit purchase and redemption orders for Creation Units. To the extent that these institutions exit the business, reduce their role or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting and the bid/ask spread on the Fund’s shares may widen.

Cash Transactions Risk.    The Fund intends to effect creations and redemptions for a combination of cash and in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid realized gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees. These brokerage fees, which will be higher than if the Fund sold and redeemed its shares entirely in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind.

Market Maker Risk.    The Fund faces numerous market risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and in greater than normal intraday bid-ask spreads for Fund shares.

Trading Issues Risk.    Trading in Fund shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker” rules. There can be no assurance that the requirements of Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Performance History

On May 7, 2025, the shareholders of Tortoise Energy Infrastructure and Income Fund, a series of Managed Portfolio Series, a Delaware statutory trust that registered as an open-end management investment company (“TNGY” or the “Predecessor Fund”), approved an Agreement and Plan of Reorganization (the “Plan”) by and between Managed Portfolio Series, on behalf of the Predecessor Fund, and the Trust, on behalf of the Fund, pursuant to which the Predecessor Fund would be reorganized by transferring all of the assets of the Predecessor Fund to the Fund, a newly formed actively-managed exchange-traded fund organized as a separate series of the Trust. As a result of the Reorganization, the Fund has assumed the performance history of the Predecessor Fund. The Predecessor Fund is the accounting successor to the Advisory Research MLP & Energy Income Fund (the “Energy Infrastructure and Income Predecessor Fund”). Accordingly, the performance shown in the bar chart and performance table for periods prior to November 15, 2019, represents the performance of the Energy Infrastructure and Income Predecessor Fund and the performance shown in the bar chart and performance table for periods from November 15, 2019 through June 13, 2025 represents the performance of the Predecessor Fund.

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s annual total returns from year to year. Following the bar chart is the Fund’s highest and lowest quarterly returns during the periods shown in the bar chart. The table illustrates how the Fund’s average annual returns for the 1-year, 5-year, 10-year and since-inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Updated information on the Fund’s results can be obtained by visiting www.tortoisecapital.com or by calling toll-free at (855) 822-3863.

Calendar Year Total Returns as of 12/31(1)

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
35.27%
-5.60%
-14.61%
15.90%
-14.22%
24.81%
17.98%
12.48%
25.86%
3.96%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

____________

(1)    The Fund’s year-to-date total return based on net asset value for the period January 1, 2026 to February 28, 2026 was 13.59%.

During the periods shown in the chart above:

Best Quarter		Worst Quarter
June 30, 2020	34.09%	March 31, 2020	-43.64%

Average Annual Total Returns for the Periods Ended December 31, 2025(1) Performance	1 Year	5 Years	10 Years
Return Before Taxes (No Load)	3.96%	16.73%	8.92%
Return After Taxes on Distributions (No Load)	3.00%	16.08%	8.22%
Return After Taxes on Distributions and Sale of Fund Shares (No Load)	2.62%	13.39%	7.01%
Index Performance
Alerian MLP Index (reflects no deduction for fees, expenses or taxes)(2)	2.04%	25.69%	8.67%
75% S&P 500 Energy 25% ICE BofA US High Yield Energy Index (reflects no deduction for fees, expenses or taxes)	8.51%	19.90%	8.38%
S&P 500 Energy Sector Total Return Index (reflects no deduction for fees, expenses or taxes)	8.67%	23.78%	8.32%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%

____________

(1)    Institutional Class shares of the Predecessor Fund commenced operations on December 27, 2010.

(2)    The Alerian MLP Index is a composite of energy Master Limited Partnerships.

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Tortoise Capital Advisors, L.L.C.

Portfolio Managers

The investment management of the Fund’s portfolio is the responsibility of the Adviser’s investment committee. The investment committee’s members are Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, and Robert J. Thummel, Jr., all of whom share responsibility for such investment management and have each served as portfolio manager to the Fund (including the Predecessor Fund) since 2013.

Purchase and Sale of Shares

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in blocks of shares known as “Creation Units.” ETF Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the relevant benchmark index. The Fund intends to effect redemptions for a combination of cash and in-kind securities. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the New York Stock Exchange (the “Exchange”). The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, the Fund’s shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares of the Fund in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.tortoisecapital.com.

Tax Information

Distributions made by the Fund may be taxable as ordinary income, or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement generally will be taxable to you as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

ADDITIONAL FUND INFORMATION

The following information is in addition to, and should be read along with, the description of the Fund’s principal investment strategies in the Fund Summary sections titled “Principal Investment Strategies” above.

General

Each Fund’s investment objectives are non-fundamental and may be changed without approval by the holders of a majority of the outstanding voting securities of the Fund upon 60 days’ prior written notice to shareholders. There is no guarantee that a Fund will achieve its investment objectives.

Investment limitations identified as fundamental may not be changed without the approval of the holders of a majority of our outstanding voting securities (which for this purpose and under the 1940 Act, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50% of the outstanding voting shares).

Under normal conditions, each Fund will invest at least 80% of its total assets in the types of securities suggested by its name. A Fund must provide at least 60 days’ prior written notice to its shareholders if the Board changes the Fund’s policy of investing at least 80% of its assets in investments suggested by the Fund’s name, as described in the Fund’s Principal Investment Strategies.

Additional Information About the Principal Investment Strategies

Non-Diversification

Each Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means that it may focus its investments in the securities of relatively few issuers. Each Fund intends, however, to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Code. This requires, among other things, that at the end of each quarter of the Fund’s taxable year no more than 25% of the Fund’s assets be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or in the securities of all MLPs combined, and at least 50% of the Fund’s assets be represented by (i) cash, (ii) securities of other regulated investment companies, (iii) U.S. Government securities, and (iv) other securities limited, with respect to any single issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer.

Tax Status

To comply with federal tax requirements for qualification as a RIC, each Fund’s investments will be limited so that at the close of each quarter of each taxable year (i) at least 50% of the value of its total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets and not more than 10% outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (which generally includes MLPs). These tax-related limitations may be changed by the Board to the extent appropriate in light of changes to applicable tax requirements.

Temporary Strategies; Cash or Similar Investments

The Funds may invest in high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in amounts up to 100% of a Fund’s assets in response to adverse market, economic, or political conditions and (ii) retaining flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities. These short-term debt securities and money market instruments include cash, shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, discount notes and repurchase agreements. To the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund will bear its pro rata portion of such money market funds’ management fees and operational expenses. Taking a temporary defensive position may result in the Funds not achieving its investment objective.

Types of Securities

Each Fund seeks to achieve its investment objective by investing primarily in publicly traded equity securities. Securities in which the Funds may invest include, but are not limited to, the following types of securities:

Common Stock.    Common stock generally represents an equity ownership interest in the profits and losses of a corporation, after payment of amounts owed to bondholders, other debt holders, and holders of preferred stock. Holders of common stock generally have voting rights, but the Funds do not expect to have voting control in any of the companies in which the Funds invest.

Foreign Securities.    Each Fund may invest in securities (including ADRs) issued by foreign issuers. These securities may be issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country.

Master Limited Partnerships.    Pursuant to tax regulations, each Fund may invest no more than 25% of its total assets in securities of MLPs and other entities treated as qualified publicly traded partnerships.

An MLP is a publicly traded company organized as a limited partnership or LLC and treated as a partnership for federal income tax purposes. MLP common units represent an equity ownership interest in a partnership and provide limited voting rights. MLP common unit holders have a limited role in the partnership’s operations and management. Some energy companies in which the Funds may invest have been organized as LLCs, which are treated in the same manner as MLPs for federal income tax purposes. Common units of an LLC represent an equity ownership in an LLC. Interests in common units of an MLP or LLC entitle the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike MLPs, LLC common unitholders typically have voting rights.

Equity Securities of MLP Affiliates.    In addition to securities of MLPs, the Funds may also invest in equity securities issued by MLP affiliates, such as common shares of corporations that own MLP general partner interests.

MLP affiliates also include the publicly traded equity securities of LLCs that own, directly or indirectly, general partner interests of MLPs. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP.

Investment Companies.    Each Fund may invest in other investment companies to the extent permitted by the 1940 Act. Generally, the provisions of the 1940 Act preclude a Fund from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of a Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of a Fund.

Other Equity Securities.    Each Fund may also invest in other types of publicly traded equity securities, including but not limited to, preferred equity and convertible securities of companies that are organized as corporations, limited partnerships, limited liability companies and energy REITs.

ETNs.    ETNs are debt securities that combine certain aspects of ETFs and bonds.

Debt Securities.    Each Fund may invest in debt securities, including securities which may be rated below investment grade (“junk bonds”). These securities may include, among others, corporate debt and zero coupon bonds, and may have variable or fixed principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred and payment-in-kind features. To the extent that the Fund invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by S&P or B3 by Moody’s or a comparable rating by at least one other rating agency or, if unrated, determined by the Adviser to be of comparable quality. If a security satisfies the Fund’s minimum rating criteria at the time of purchase and subsequently is downgraded below such rating, that Fund will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of the Fund and its shareholders.

Hedging Techniques.    In market environments that could adversely affect valuations of portfolio securities, each Fund may, but is not required to, use various hedging techniques, such as the buying and selling of options, including covered call options, interest rate swaps, total return swaps and futures, to seek to mitigate one or more risks associated with investments in portfolio securities including market risk and interest rate risk, which, among other factors, could adversely affect market valuations of specific securities or certain sectors, or the value of a Fund’s overall portfolio.

It is not possible to hedge fully or perfectly against any risk. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by each Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. There can be no assurance that a Fund’s hedging strategies will be effective or that hedging transactions will be available to the Fund. Each Fund is not required to engage in hedging transactions at any given time or from time to time, even under a volatile market environment and the Fund may choose not to do so from time to time.

Covered Calls.    Each Fund may write call options with the purpose of generating current income, mitigating risk or reducing its ownership of certain securities. A Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If a Fund writes a call option on a security, a

Fund has the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. A Fund, as the writer of the call option, would bear the market risk of an unfavorable change in the price of the security underlying the written option.

Illiquid Investments.    Each Fund may invest up to 15% of its investments in illiquid investments, which will primarily include direct placements in the securities of listed companies or 144A debt securities. The Funds will not invest in private companies. A listed energy company may be willing to offer the purchaser more attractive features with respect to securities issued in direct placements because it has avoided the expense and delay involved in a public offering of securities. Illiquid investments may include restricted securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale, and are, therefore, unlike securities that are traded in the open market. Securities saleable among qualified institutional buyers pursuant to Rule 144A will not be counted towards the 15% limitation on illiquid securities.

The Adviser’s Investment Process

The Adviser’s investment process for determining the securities to be purchased or sold, utilizes fundamental analysis and a comparison of quantitative, qualitative, and relative value factors. Investment decisions are driven by proprietary financial, risk, and valuation models, developed and maintained by the Adviser, which assist in the evaluation of investment decisions and risk. Financial models, based on business drivers with historical and multi-year operational and financial projections, quantify growth, facilitate sensitivity and credit analysis, and aid in peer comparisons. Risk models assess a company’s asset quality, management, nature of cash flows and operational positioning. Valuation models and traditional valuation metrics such as cash flow multiples and NAV are also used in the Adviser’s investment process.

To determine whether a company meets a Fund’s criteria, the Adviser utilizes a research-focused, fundamental bottom-up approach generally looking for the targeted investment characteristics described herein. Although the Adviser uses research provided by broker-dealers and investment firms, primary emphasis is placed on proprietary analysis conducted by and valuation models maintained by the Adviser’s in-house investment analysts. The due diligence process followed by the Adviser is comprehensive and may include:

1.    Review of historical and prospective financial information;

2.    Quarterly updates, conference calls and/or management meetings;

3.    Analysis of financial models and projections;

4.    On-site visits; and

5.    Screening of key documents.

(AI Infrastructure ETF only).    The Adviser selects portfolio securities based on fundamental and quantitative research. The AI Infrastructure ETF’s assets are allocated between investments in AI-capable data centers, technology infrastructure companies and energy infrastructure companies based on the relative attractiveness of each sub-sector and the characteristics of individual companies. The Adviser will typically sell a position held by the AI Infrastructure ETF due to changes in the Adviser’s strategic outlook or fundamental changes at a specific company. The Adviser also may sell a position because of the AI Infrastructure ETF’s risk controls concerning position concentration or the performance of a company relative to a particular sub-sector or to AI infrastructure companies as a whole. In addition, the Adviser may sell a position when the AI Infrastructure ETF requires cash to meet redemption requests. Portfolio companies are considered AI infrastructure companies for purposes of the AI Infrastructure ETF’s 80% investment policy based on the same fundamental and quantitative research that is used to buy and sell securities. The Adviser seeks to identify companies that either currently provide or intend to provide or operate services in, to, or in connection with AI-capable data centers and that have meaningful exposure to such activities as measured by the percentage of revenue derived from such activities and/or the percentage of capital expenditures devoted to development of such capabilities. The Adviser assesses a company’s percentage of revenue and/or capital expenditure dedicated to AI-essential infrastructure based on a bottom-up fundamental analysis of financial statements, regulatory filings and other public information. The Adviser seeks to invest in companies where AI infrastructure activities are, or will become, meaningful to the company’s profitability, growth and share price. AI infrastructure companies also include contractors that design, install, and maintain electrical, communication and HVAC systems in commercial buildings, and industrial facilities, as well as companies that specialize in performing these services for external systems such as transmission lines, or low-voltage distribution lines.

(Energy ETF only).    The Energy ETF will purchase securities across the capital structure of portfolio companies, including equity and debt securities. The Energy ETF may invest in equity securities of portfolio companies without regard for their market capitalizations. In addition to making direct investments in portfolio companies, the Adviser intends to invest the Energy ETF’s remaining assets in such a way as to provide, in total, a high level of correlation with equities for the energy sector generally. These other investments may include equity and debt securities of entities that own interests in portfolio companies or assets of the type in which the Energy ETF invests. The Adviser’s investment committee conducts fundamental and quantitative research on specific energy companies and on the energy infrastructure sector for the purpose of identifying potential investment ideas for the Energy ETF. The Adviser will typically sell a position held by the Energy ETF due to changes in the Adviser’s strategic outlook or fundamental changes at a specific company. The Adviser also may sell a position because of the Energy ETF’s risk controls concerning position concentrations or the performance of a company relative to its particular sub-sector or to the energy group as a whole. In addition, the Adviser may sell a position when the Energy ETF requires cash to meet redemption requests.

(Electrification ETF only).    Covered Call Options Strategy. The Fund also seeks to provide current income from gains earned through an option strategy. We currently intend to write (sell) call options on selected equity securities in our portfolio and to only write call options on securities we hold in our portfolio (“covered calls”). The notional amount of such calls is expected to be less than approximately 20% of the total value of our portfolio, although this percentage may vary depending on the cash flow requirements of the portfolio and on our Adviser’s assessment of market conditions. Under current market conditions, we presently intend to write covered calls that are generally one to three month terms and generally range from 5% to 15% out of the money, although this may vary from time to time. We currently intend to focus our covered call strategy on other energy infrastructure companies that our Adviser believes are integral links in the energy infrastructure value chain for pipeline companies, although we may write options on other securities in our portfolio in certain market environments.

A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (exercise price) at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option.

If we write a call option on a security or basket of securities, we have the obligation upon exercise of such call option to deliver the underlying security or securities upon payment of the exercise price. As the writer of such call options, in effect, during the term of the option, in exchange for the premium received by us, we sell the potential appreciation above the exercise price in the value of securities covered by the options. Therefore, we forego part of the potential appreciation for part of our equity portfolio in exchange for the call premium received, but retain the risk of potential decline in those securities below the price which is equal to the excess of the exercise price of the call option over the premium per share received on the call option.

If we write a call option, we may terminate our obligation by effecting a closing purchase transaction. This is accomplished by purchasing a call option with the same terms as the option previously written. However, once we have been assigned an exercise notice, we will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when we so desire.

Other principal factors affecting the market value of an option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of our Adviser to predict correctly the effect of these factors.

When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss.

Although our Adviser will attempt to take appropriate measures to minimize the risks relating to writing covered call options, there can be no assurance that we will succeed in any option-writing program we undertake.

Principal Risks of Investing in the Funds

Before investing in the Funds, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other governmental agency. There can be no assurance that the Funds will achieve their investment objective. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Funds over short or even long periods of time.

General Risks:

General Market Risk.    The Funds are subject to all of the business risks and uncertainties associated with any business, including the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. U.S. and international markets have, and may continue to, experience volatility, which may increase risks associated with an investment in the Funds. Changes in the value of the Funds’ portfolio securities may be rapid or unpredictable and cause the NAV of the Funds and their investment return to fluctuate. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. The market value of securities in which the Funds invest is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. In some cases, for example, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of the issuers. Similarly, the debt markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties.

Management Risk.    The ability of a Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund. The value of your investment in a Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities. If the Adviser’s investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely and a Fund could underperform the market or other mutual funds with similar investment objectives.

Concentration Risk.    Because each Fund’s assets will be concentrated in certain industries, each Fund is subject to loss due to adverse occurrences that may affect that industry. The Funds’ strategies of focusing on specific industries means that the performance of the Funds will be closely tied to the performance of that industry. The Funds’ focus in these investments may present more risk than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these investments would have a greater impact on the Fund than on a fund that does not focus in such investments. At times, the performance of these investments may lag the performance of other industries or the market as a whole. An inherent risk associated with a concentrated investment focus is that the Funds may be adversely affected if a small number of its investments perform poorly.

Non-Diversified Fund Risk.    Each Fund is “non-diversified” and therefore are not required to meet certain diversification requirements under federal laws. The Funds may invest a greater percentage of its assets in the securities of a single issuer and may have fewer holdings than other mutual funds. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Funds held a more diversified portfolio.

Equity Securities Risk.    Equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations about changes in interest rates, investor sentiment towards such entities, changes in a particular issuer’s or industry’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer or industry. Prices of equity securities of individual entities also can be affected by fundamentals unique to the company or partnership, including earnings power and coverage ratios. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Funds. In addition, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Funds have exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which affect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital. Energy companies’ equity prices may be influenced by dividend and distribution growth rates. Any of the foregoing risks could substantially impact the ability of such an entity to grow its dividends or distributions.

Foreign Securities Risk.    Investments in securities (including ADRs) of foreign issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. For example, foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. The Funds may not be able to pass through to their shareholders any foreign income tax credits as a result of any foreign income taxes it pays. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect the Funds’ assets held in foreign countries. There may be less publicly available information about a foreign company than there is regarding a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause the Funds to encounter difficulties in purchasing and selling securities on such markets and may result in the Funds missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes securities issued by foreign issuers can expect to have a higher expense ratio because of the increased transaction costs in foreign markets and the increased costs of maintaining the custody of such foreign securities. When investing in securities issued by foreign issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Funds may, but do not currently intend to, hedge its exposure to foreign currencies.

Currency Risk.    When a Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment. Foreign countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit a Fund’s ability to repatriate both investment capital and income, which could place a Fund’s assets in such country at risk of total loss.

ADR Risk.    ADRs are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs. As a result, there may not be a correlation between such information and the market values of unsponsored ADRs.

MLP Risk.    MLPs are subject to many risks, including those that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of a Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by a Fund generally would be taxed as dividend income. As a result, there could be a material reduction in a Fund’s cash flow and there could be a material decrease in its NAV. Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities.

An MLP’s distributions to a Fund generally will not be taxable unless the cash amount distributed exceeds a Fund’s basis in its interest in the MLP. Distributions received by a Fund from an MLP will reduce the Fund’s adjusted basis in its interest in the MLP, but not below zero. Cash distributions in excess of a Fund’s basis in the MLP will generally be taxable to the Fund as capital gains. A reduced basis will generally result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of its interest in the MLP. A Fund expects to receive cash distributions each year from certain MLPs that exceed the net taxable income allocated to the Fund from such MLPs for such year, and, as a result, the Fund may recognize larger taxable gains (or smaller losses) with respect to such MLPs when it disposes of its interests in such MLPs. If you hold shares in a Fund when such gains or losses are recognized, you may be required to pay tax on one or more Fund distributions, potentially at ordinary income tax rates, even though you may not have economically benefited from the associated MLP cash distributions.

A Fund will report distributions made to shareholders annually on Form 1099. If an MLP in which a Fund invests amends its partnership tax return, the Fund will, when necessary, send you a corrected Form 1099, which could, in turn, require you to amend your federal, state or local tax returns.

Debt Securities Risks.    The value of debt securities may decline for a number of reasons, such as management performance, financial leverage and reduced demand of the issuer’s products and services. Debt securities are subject to the following risks:

1.    Call Risk.    During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. In this event the Fund would then be forced to invest in the unanticipated proceeds at lower interest rates, resulting in a decline in its income.

2.    Credit Risk.    Issuers of debt securities may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the issuer to pay back debt. The degree of credit risk for a particular security may be reflected it its credit rating. Lower rated debt securities involve greater credit risk, including the possibility of default or bankruptcy.

3.    Interest Rate Risk.    Debt securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt securities with longer maturities sometimes offer higher yields but are subject to greater price shifts as a result of interest rate changes than debt securities with shorter maturities. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels. Substantial redemptions from bond and other income funds may worsen that impact. Other types of securities also may be adversely affected from an increase in interest rates.

4.    Reinvestment Risk.    If the Fund reinvests the proceeds of matured or sold securities at market interest rates that are below its portfolio earnings rate, its income will decline.

5.    Prepayment and Extension Risk.    Prepayment occurs when the issuer of a debt security exercises its option to call or repays principal prior to the security’s maturity. During periods of declining interest rates, issuers may increase pre-payments of principal causing the Fund to invest in debt securities with lower yields thus reducing income generation. Similarly, during periods of increasing interest rates, issuers may decrease pre-payments of principal extending the duration of debt securities potentially to maturity. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and the potential for price declines. Debt securities with longer maturities are subject to greater price shifts as a result of interest rate changes. Also, if the Fund is unable to liquidate lower yielding securities to take advantage of a higher interest rate environment, its ability to generate income may be adversely affected. The potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

6.    Duration Risk.    The Fund does not have a set policy regarding the maturity or duration of any or all of its securities. Holding long duration and long maturity investments will magnify certain risks, including interest rate risk and credit risk.

Below Investment Grade Debt Securities Risk.    Below-investment grade debt securities, or unrated securities of similar credit quality as determined by the Adviser, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government or investment grade debt securities because they are subject to greater risks. These risks, which reflect their speculative character, include: greater volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default. In addition, the prices of these non-investment grade debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher-grade securities. Non-investment grade debt securities tend to be less liquid than investment grade debt securities.

Mid-Cap and Small-Cap Companies Risk.    Mid-cap and small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies. Therefore, their securities may be more volatile and less liquid than the securities of larger, more established companies. Mid-cap and small-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Adviser wants to sell a large quantity of a mid-cap or small-cap company stock, it may have to sell at a lower price than it might prefer, or it may have to sell in smaller than desired quantities over a period of time. Analysts and other investors may follow these companies less actively and therefore information about these companies may not be as readily available as that for large-cap companies.

Covered Call Option Risk.    The writer of a covered call option, during the option’s life, gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist if a Fund seeks to close out an option position. If trading were suspended in an option purchased by the Fund, it would not be able to close out the option. If a Fund was unable to close out a covered call option that it had written on a security, the Fund would not be able to sell the underlying security unless the option expired without exercise.

Cybersecurity Risk.    Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyber attacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption. Cyber attacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access. Nevertheless, cyber incidents could potentially occur, and might in some circumstances result in unauthorized access to sensitive information about the Adviser or its clients.

Derivatives Risk.    Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, there are additional risks associated with derivatives trading that may be greater than the risks associated with investing directly in the underlying instruments. Investing in derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other investments. Derivatives can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by a Fund may not correlate with the underlying instrument or the Fund’s other investments. Additional risks include but are not limited to the possible default of the counterparty to the transaction, illiquidity of the derivative investments or leverage risk. Furthermore, the ability to successfully use these techniques depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. Additionally, amounts paid by a Fund as premiums and cash, or other assets segregated as collateral with respect to derivatives, are not otherwise freely available for investment purposes. There can be no assurance that regulation of derivative instruments and markets will not have a material adverse effect on a Fund or will not impair the ability of the Fund to implement certain derivative strategies or to achieve its investment objective. In addition, changes in government regulation of derivatives could affect the character, timing and amount of a Fund’s taxable income or gains.

Each Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. A more complete discussion of derivatives and their risks is included in the Statement of Additional Information (“SAI”) under the heading “Options, Futures and Other Strategies.”

Hedging Risk.    It is not possible to hedge fully or perfectly against any risk. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Funds or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Funds, in which case any losses on the holdings being hedged may not be reduced or may be increased. There can be no assurance that each Fund’s hedging strategies will be effective or that hedging transactions will be available to the Fund. A Fund is not required to engage in hedging transactions at any given time or from time to time, even under a volatile market environment and the Fund may choose not to do so from time to time.

Liquidity Risk.    Each Fund may invest in securities of any market capitalization and may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair a Fund’s ability to sell particular securities or close call option positions at an advantageous price or a timely manner. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. In addition, it may be more difficult for a Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the times when the Adviser believes it is desirable to do so. Investment in securities that are less actively traded (or over time experience decreased trading volume) may restrict a Fund’s ability to take advantage of other market opportunities.

Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This reduced liquidity creates special risks for a Fund. However, a Fund could sell such securities in private transactions with a limited number of purchasers or in public offerings under the Securities Act of 1933, as amended (the “1933 Act”). Adverse conditions in the public securities markets may preclude a public offering of securities. When a Fund must arrange registration because a Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that a Fund can sell it. A Fund would bear the risks of any downward price fluctuation during that period.

Counterparty Credit Risk.    Counterparty credit risk is the risk that a counterparty may default. If the counterparty defaults, the Fund’s risk of loss will consist of any payments that it is entitled to receive from the counterparty under the agreement.

Preferred Stock Risk.    A preferred stock is a blend of the characteristics of a bond and common stock. It may offer a higher yield than common stock and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer. Preferred stock generally does not confer voting rights.

Tax Risk.    Each Fund intends to elect to be treated, and intends to qualify each year, as a RIC under the Code. To maintain our qualification for federal income tax purposes as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail under “Certain U.S. Federal Income Tax Considerations” in the SAI. If for any taxable year we fail to qualify for the special federal income tax treatment afforded to RICs, all of our taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to our shareholders) and our income available for distribution to shareholders will be reduced.

Performance Risk.    A Fund may not be able to achieve operating results that will allow it to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, the 1940 Act and restrictions and provisions in credit facilities and fixed income securities may limit our ability to make distributions. For federal income tax purposes, we are required to distribute substantially all of our net investment income and net capital gain each year, so as to maintain our status as a RIC, reduce our federal income tax liability and to avoid a potential excise tax. If our ability to make distributions on our common shares is limited, such limitations could, under certain circumstances, impair our ability to maintain our qualification for taxation as a RIC, which would have adverse consequences for our shareholders.

Valuation Risk.    The fair value of certain of a Fund’s investments may not be readily determinable. The fair value of these securities will be determined pursuant to methodologies established by our Adviser subject to oversight of the Board of Trustees. While the fair value of securities acquired through direct placements generally will be based on a discount from quoted market prices, other factors may adversely affect a Fund’s ability to determine the fair value of such a security. Our Adviser’s determination of fair value may differ materially from the values that would have been used if a ready market for these securities had existed.

Risks Related to Investing in the Industry Sectors

(AI Infrastructure ETF) AI Infrastructure Risk.    The Fund’s strategy of emphasizing investments in AI infrastructure companies means that the performance of the Fund will be closely tied to the performance of industry sectors that are expected to benefit from the growth of AI-capable data centers and related technology and energy infrastructure. Investing in companies that are expected to benefit from the same macro theme means that some of the Fund’s investments may be similarly affected by certain market, economic, political, or social developments. The risks of emphasizing AI-capable data centers and companies that provide critical infrastructure to such companies include a slower adoption rate of AI that results in lower capital spending on AI infrastructure; the development of large language models that require less AI infrastructure for similar output; and the emergence of alternative energy technology that generates reliable electricity.

(All Funds) Energy Infrastructure Risk.    Companies in the energy infrastructure sector are subject to many risks that can negatively impact the revenues and viability of companies in this industry, including, but not limited to risks associated with companies owning and/or operating pipelines, gathering and processing assets, power infrastructure, as well as capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks.

(Energy ETF) Technology Infrastructure Risk.    Companies in the technology infrastructure sector are subject to many risks that can negatively impact the revenues and viability of companies in this sector, including, but not limited to risks associated with emerging technology that renders existing products or services obsolete, reliance on outdated technology, intellectual property theft, supply chain disruption, vulnerabilities to third-party vendors and suppliers, business interruption, difficulty in retaining skilled talent, and regulatory compliance.

(Energy ETF) Energy Sector Risk.    Under normal circumstances, the Fund concentrates its investments in the energy sector, which includes a number of risks, including the following: supply and demand risk, depletion and exploration risk, marine transportation companies risk, regulatory risk, commodity pricing risk, weather risk, cash flow risk, affiliated party risk, catastrophe risk, acquisition risk, and natural resources sector risk. For example, decreases in oil prices may have a substantial impact on the prices of publicly traded equity securities of energy companies.

(Energy ETF) Renewable Energy Company Risk.    Renewable energy companies are dependent upon factors such as available solar resource, wind conditions, weather conditions and power generating equipment performance that may significantly impact the performance of such companies. Solar, wind and weather conditions generally have natural variations from season to season and from year to year and may also change permanently because of climate change or other factors. Solar and wind energy is highly dependent on weather conditions and, in particular, on available solar and wind conditions. Moreover, power generating equipment used generally by renewable energy companies is accompanied by the attendant costs of maintaining such equipment while in use and subject to risks of obsolescence associated with emerging and disruptive new technologies.

(Energy ETF) Energy Utility Company Risk.    The utilities industries can be significantly affected by government regulation, interest rate changes, financing difficulties, supply and demand of services or fuel, changes in taxation, natural resource conservation, intense competition, and commodity price fluctuations.

(Electrification ETF) Power Infrastructure Company Risk.    Companies operating in the power infrastructure sector also are subject to additional risks, including: (1) regulatory risk, (2) Federal Energy Regulatory Commission risk, (3) environmental risk and (4) competition risk. To the extent that any of these risks materialize for a company whose securities are in our portfolio, the value of these securities could decline and our net asset value and share price could be adversely affected.

(Electrification ETF) Competition Risk.    There are a number of alternatives to us as vehicles for investment in a portfolio of companies operating primarily in the power and energy infrastructure sectors, including publicly traded investment companies, structured notes, private funds, open-end funds and indexed products. In addition, tax law changes have increased the ability of RICs or other institutions to invest in MLPs. These competitive conditions may adversely impact our ability to meet our investment objectives, which in turn could adversely impact our ability to make interest or distribution payments on any securities we may issue.

ETF-Related Risk

Shares May Trade at Prices Different than NAV Per Share.    Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares of the Funds may result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares when the market price is at a premium to the NAV or sells shares when the market price is at a discount to the NAV, the shareholder may sustain losses.

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Funds. A limited number of institutions act as authorized participants for the Funds. However, participants are not obligated to make a market in the Funds’ shares or submit purchase and redemption orders for Creation Units. To the extent that these institutions exit the business, reduce their role or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Funds’ shares may trade at a premium or discount to each Fund’s net asset value and possibly face delisting and the bid/ask spread on the Funds’ shares may widen.

Cash Transactions Risk.    Each Fund intends to effect creations and redemptions for a combination of cash and in-kind securities. As a result, an investment in a Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid realized gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by a Fund will generally cause a Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. Each Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees. These brokerage fees, which will be higher than if the Fund sold and redeemed its shares entirely in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Funds’ shares than for ETFs that distribute portfolio securities in-kind.

Market Maker Risk.    Each Fund faces numerous market risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Funds’ portfolio securities and the Funds’ market price. Each Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Funds’ net asset value and the price at which the Funds’ shares are trading on the exchange, which could result in a decrease in value of the Funds’ shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and in greater than normal intraday bid-ask spreads for Fund shares.

Trading Issues Risk.    Trading in Fund shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker” rules. There can be no assurance that the requirements of Exchange necessary to maintain the listing of the Funds will continue to be met or will remain unchanged. The Funds may have difficulty maintaining their listing on the exchange in the event the Funds’ assets are small, the Funds do not have enough shareholders, or if the Funds are unable to proceed with creation and/or redemption orders.

Capital Markets Risk.    Global financial markets and economic conditions have been, and may continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. In volatile times, the cost of raising capital in the debt and equity capital markets, and the ability to raise capital, may be impacted. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, energy companies may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, energy companies may not be able to meet obligations as they come due. Moreover, without adequate funding, energy companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Rising interest rates could limit the capital appreciation of equity units of energy companies as a result of the increased availability of alternative investments at competitive yields. Rising interest rates may increase the cost of capital for energy companies. A higher cost of capital or an inflationary period may lead to inadequate funding, which could limit growth from acquisition or expansion projects, the ability of such entities to make or grow dividends or distributions or meet debt obligations, the ability to respond to competitive pressures, all of which could adversely affect the prices of their securities.

Additional Risks Related to Investing in the Energy Industry and Energy Infrastructure Sector

Acquisition Risk.    The abilities of MLP Entities to grow and to increase distributions can be highly dependent on their ability to make acquisitions that result in an increase in cash available for distributions. Recently, the acquisition market has become more competitive as a result of the increased amount of MLP Entities, as well as significant private equity interest in midstream energy assets. Almost all MLP Entities have been active in the third-party acquisition market. As a result, the competitive nature of the market has resulted in higher multiples, which may reduce the attractiveness of returns on acquisitions. Accordingly, MLP Entities may be unable to make accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, raise financing for such acquisitions on economically acceptable terms or because they are outbid by competitors. Such circumstances may limit their future growth and their ability to raise distributions could be reduced. Furthermore, even if MLP Entities do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating income. Any acquisition involves risks, including, among other risks, mistaken assumptions about revenues and costs, the assumption of unknown liabilities, limitations on rights to indemnity from the seller, the diversion of management’s attention from other business concerns, unforeseen difficulties operating in new product or geographic areas and customer or key employee losses at the acquired businesses.

Affiliated Party Risk.    Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such a company’s parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions.

Cash Flow Risk.    The amount and tax characterization of cash available for distribution by an MLP Entity depends upon the amount of cash generated by its operations. Cash available for distribution by MLP Entities will vary widely from quarter to quarter and is affected by various factors affecting the MLP Entities’ operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP Entity has available for distribution in a given period.

Commodity Price Volatility Risk.    The volatility of energy commodity prices can significantly affect energy companies due to the impact of prices on the volume of commodities developed, produced, gathered and processed. Historically, energy commodity prices have been cyclical and exhibited significant volatility, which may adversely impact the value, operations, cash flows and financial performance of energy companies. The volatility of energy commodity prices can also indirectly affect certain entities that operate in the midstream segment of the energy industry due to the impact of prices on the volume of commodities transported, processed, stored or distributed.

Commodity price fluctuations may be swift and may occur for several reasons, including changes in global and domestic energy markets, general economic conditions, consumer demand, the price and level of foreign imports, the impact of weather on demand, levels of domestic and worldwide supply, levels of production, domestic and foreign governmental regulation, political instability, acts of war and terrorism, the success and costs of exploration projects, conservation and environmental protection efforts, the availability and price of alternative energy, taxation, and the availability of local, intrastate and interstate transportation systems.

Counterparty Risk.    Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

Supply and Demand Risk.    A decrease in the exploration, production or development of natural gas, natural gas liquids (“NGLs”), crude oil, refined petroleum products, or a decrease in the volume of such commodities, may adversely impact the financial performance and profitability of energy companies. Production declines and volume decreases may be caused by various factors, including changes in commodity prices, oversupply, depletion of resources, declines in estimates of proven reserves, catastrophic events affecting production, labor difficulties, political events, production variance from expectations, Organization of the Petroleum Exporting Countries (“OPEC”) actions, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems or outages, the inability of energy companies to obtain necessary permits or carry out new construction or acquisitions, unanticipated expenses, import supply disruption, increased competition from alternative energy sources, and other events. All of the above is particularly true for new or emerging areas of supply in North America that may have limited or no production history. Reductions in or prolonged periods of low prices for natural gas and crude oil can cause a given reservoir to become uneconomical for continued production earlier than it would if prices were higher.

A sustained decline in or varying demand for such commodities could also adversely affect the financial performance of energy companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, political and economic conditions, including embargoes, in other natural resource producing countries, hostilities in the Middle East, military campaigns and terrorism, OPEC actions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, exchange rates, changes in commodity prices, and changes in weather.

In addition, the profitability of companies engaged in processing and pipeline activities may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of such entities.

Reserve & Depletion Risk.    Energy companies’ estimates of proven reserves and projected future net revenue are generally based on internal reserve reports, engineering data, and reports of independent petroleum engineers. The calculation of estimated reserves requires subjective estimates of underground accumulations and utilizes assumptions concerning future prices, production levels, and operating and development costs. These estimates and assumptions may prove to be inaccurate. As a result, estimated quantities of proved reserves, projections of future production rates, and the timing of related expenditures may likewise prove to be inaccurate. Any material negative inaccuracies in these reserve estimates or underlying assumptions may materially lower the value of upstream energy companies. Future natural gas, NGL and oil production is highly dependent upon the success in acquiring or finding additional reserves that are economically recoverable. This is particularly true for new areas of exploration and development, such as in North American oil and gas reservoirs, including shale. A portion of any one upstream company’s assets may be dedicated to crude oil or natural gas reserves that naturally deplete over time, and a significant slowdown in the identification or availability of reasonably priced and accessible proven reserves for these companies could adversely affect their business.

Midstream and Power Infrastructure Company Risk.    Each Fund may be subject to midstream and power infrastructure company risk through its investments in pipeline companies. In addition to the other energy risks described herein, pipeline companies are subject to particular risks, including varying demand for crude oil, natural gas, NGLs or refined products in the markets served by the pipeline; changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities; sharp decreases in crude oil or natural gas prices that cause producers to curtail production; reduced capital spending for exploration activities; or re-contracting at lower rates. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.

Gathering and processing companies are subject to many risks, including declines in production of crude oil and natural gas fields which utilize their gathering and processing facilities, prolonged depression in the price of natural gas or crude oil which curtails production due to lack of drilling activity, and declines in the prices of NGLs and refined petroleum products, resulting in lower processing or refining margins. In addition, the development of, demand for, and/or supply of competing forms of energy may negatively impact the revenues of these companies.

Power infrastructure companies are subject to many risks, including earnings variability based upon weather patterns in the locations where the company operates, the change in the demand for electricity, the cost to produce power, and the regulatory environment. Further, share prices are partly based on the interest rate environment, the sustainability and potential growth of the dividend, and the outcome of various rate cases undertaken by the company or a regulatory body.

Operating Risk.    Energy companies are subject to many risks, including: equipment failure causing outages; structural, maintenance, impairment and safety problems; transmission or transportation constraints, inoperability or inefficiencies; dependence on a specified fuel source; changes in electricity and fuel usage; availability of competitively priced alternative energy sources; changes in generation efficiency and market heat rates; lack of sufficient capital to maintain facilities; significant capital expenditures to keep older assets operating efficiently; seasonality; changes in supply and demand for energy; catastrophic and/or weather-related events such as spills, leaks, well blowouts, uncontrollable flows, ruptures, fires, explosions, floods, earthquakes, hurricanes, discharges of toxic gases and similar occurrences; storage, handling, disposal and decommissioning costs; and environmental compliance. Breakdown or failure of an energy company’s operating assets may prevent it from performing under applicable sales agreements, which in certain situations could result in termination of the agreement or in the company incurring a liability for liquidated damages. Because of these operating risks and other potential hazards, energy companies may become exposed to significant liabilities for which they may not have adequate insurance coverage. Any of the identified risks may have a material adverse effect on the business, financial condition, results of operations and cash flows of energy companies.

The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or, due to significant demand, such services or equipment may not be available on commercially reasonable terms. A company’s ability to complete capital improvements to existing projects or invest in planned capital projects in a successful and timely manner is dependent upon many variables. Should any such efforts be unsuccessful, an energy company may be subject to additional costs and/or the write-off of its investment in the project or improvement. The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which may impact the production of a particular energy company.

Oil and gas companies operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.

Energy companies engaged in interstate pipeline transportation of natural gas, refined petroleum products and other products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates that these companies may charge for pipeline transportation services. An adverse determination to an energy company by the FERC with respect to such tariff rates may have a material adverse effect on that energy company’s business, financial condition, results of operations and cash flows and on its ability to make cash distributions to its equity owners.

Regulatory Risk.    Energy companies are subject to regulation by governmental authorities in various jurisdictions and may be adversely affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Regulation exists with respect to multiple aspects of their operations, including: reports and permits concerning exploration, drilling, and production; how facilities are constructed, maintained and operated; how wells are spaced; the unitization and pooling of properties; environmental and safety controls, including emissions release, the reclamation and abandonment of wells and facility sites, remediation, protection of endangered species, and the discharge and disposition of waste materials; offshore oil and gas operations; and the prices energy companies may charge for the oil and gas produced or transported under federal and state leases and for other products and services. Various governmental authorities have the power to enforce compliance both with these regulations and permits issued pursuant to them, and violators may be subject to administrative, civil and criminal penalties, including fines, injunctions or both. Stricter laws, regulations or enforcement policies may be enacted in the future which increase compliance costs and adversely affect the financial performance of energy companies. Additionally, legislation has been proposed that would, if enacted into law, make significant changes to U.S. federal income tax laws, including the elimination of certain U.S. federal income tax benefits currently available to oil and gas exploration and production companies.

The use of methods such as hydraulic fracturing may be subject to new or different regulation in the future. Any new state or federal regulations that may be imposed on hydraulic fracturing could result in additional permitting and disclosure requirements (including of substances used in the fracturing process) and in additional operating restrictions. The imposition of various conditions and restrictions on drilling and completion operations could lead to operational delays and increased costs and, moreover, could delay or effectively prevent the development of oil and gas from formations that would not be economically viable without the use of hydraulic fracturing.

Energy infrastructure companies engaged in interstate pipeline transportation of natural gas, refined petroleum products and other products are subject to regulation by FERC with respect to tariff rates these companies may charge for pipeline transportation services. An adverse determination by the FERC with respect to the tariff rates of an energy infrastructure company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to make cash distributions to its equity owners. Certain MLPs regulated by FERC have the right, are not obligated, to redeem all their common units held by an investor who is not subject to U.S. federal income taxation at market value, with the purchase price payable in cash or via a three-year interest-bearing promissory note. Prices for certain electric power companies are regulated in the U.S. with the intention of protecting the public while ensuring that the rate of return earned by such companies is sufficient to attract growth capital and to provide appropriate services. The rates assessed for these rate-regulated electric power companies by state and local regulators are generally subject to cost-of-service regulation and annual earnings oversight. This regulatory treatment does not provide any assurance as to achievement of earnings levels. Changes in laws or regulations or changes in the application or interpretation of regulatory provisions in jurisdictions where electric power companies operate, particularly utilities where electricity tariffs are subject to regulatory review or approval, could adversely affect their business. A Fund could become subject to FERC’s jurisdiction if it is deemed to be a holding company of a public utility company or of a holding company of a public utility company, and the Fund may be required to aggregate securities held by the Fund or other funds and accounts managed by the Adviser and its affiliates. Accordingly, a Fund may be prohibited from buying securities of a public utility company or of a holding company of any public utility company or may be forced to divest itself of such securities because of other holdings by the Fund or other funds or accounts managed by the Adviser and its affiliates.

Environmental Risk.    Energy company activities are subject to stringent environmental laws and regulation by many federal, state and local authorities, international treaties and foreign governmental authorities. A company’s failure to comply with such laws and regulations or to obtain any necessary environmental permits pursuant to such laws and regulations may result in the imposition of fines or other sanctions. Congress and other domestic and foreign governmental authorities have either considered or implemented various laws and regulations to restrict or tax certain emissions, particularly those involving air and water emissions. Existing environmental regulations may be revised or reinterpreted, new laws and regulations may be adopted or become applicable, and future changes in environmental laws and regulations may occur, each of which could impose significant additional costs on energy companies. Energy companies have made and will likely continue to make significant capital and other expenditures to comply with these and other environmental laws and regulations. There can be no assurance that such companies will be able to recover all or any increased environmental costs from their customers or that their business, financial condition or results of operations will not be materially and adversely affected by such expenditures or by any changes in domestic or foreign environmental laws and regulations, in which case the value of these companies’ securities could be adversely affected. Energy companies may not be able to obtain or maintain all required environmental regulatory approvals. If there is a delay in obtaining any required environmental regulatory approvals or if an energy company fails to obtain, maintain or comply with any such approval, the operation of its facilities could be stopped or become subject to additional costs. In addition, energy companies may be responsible for environmentally-related liabilities, including any on-site liabilities associated with the environmental condition of facilities that it has acquired, leased or developed, or liabilities from associated activities, regardless of when the liabilities arose and whether they are known or unknown.

Hydraulic fracturing is a common practice used to stimulate production of natural gas and/or oil from dense subsurface rock formations such as shales that generally exist several thousand feet below ground. Some energy companies commonly apply hydraulic-fracturing techniques in onshore oil and natural gas drilling and completion programs. The process involves the injection of water, sand, and additives under pressure into a targeted subsurface formation. The water and pressure create fractures in the rock formations, which are held open by grains of sand, enabling the oil or natural gas to flow to the wellbore. The use of hydraulic fracturing may produce certain wastes that may in the future be designated as hazardous wastes and become subject to more rigorous and costly compliance and disposal requirements.

The EPA has commenced a study of potential environmental effects of hydraulic fracturing on drinking water and groundwater. The EPA also announced in October 2011 that it is launching a study regarding wastewater resulting from hydraulic fracturing activities that such wastewater must meet before being transported to a treatment plant. In addition, the Department of Energy is conducting an investigation into practices the agency could recommend to better protect the environment from drilling using hydraulic fracturing completion methods, and the Department of the Interior has proposed disclosure, well testing and monitoring requirements for hydraulic fracturing on federal lands. The White House Council on Environmental Quality and a committee of the U.S. House of Representatives are reviewing hydraulic-fracturing practices, and legislation has been introduced in Congress to provide for federal regulation of hydraulic fracturing and to require disclosure of the chemicals used in the fracturing process. Some states have also adopted, and other states are considering adopting, regulations that impose more stringent permitting, disclosure and well construction requirements on hydraulic fracturing operations. Additional regulations may be imposed that would, among other things, limit injection of oil and gas well wastewater into underground disposal wells, because of concerns about the possibility of minor earthquakes being linked to such injection, an indirect byproduct to drilling unique to certain geographic regions. If new laws or regulations that significantly restrict hydraulic fracturing or associated activity are adopted, such laws may make it more difficult or costly for energy companies to perform fracturing to stimulate production from tight formations, which might adversely affect their production levels, operations, and cash flow, as well as the value of such companies’ securities.

Climate Change Regulation Risk.    Climate change regulation may result in increased operations and capital costs for the companies in which each Fund invests. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the U.S. and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, which some scientists and policymakers believe contribute to global climate change. These current and future measures may result in certain companies in which each Fund invests incurring increased costs to operate and maintain facilities and to administer and manage a greenhouse gas emissions program, which in turn may reduce demand for fuels that generate greenhouse gases that are produced or managed by such companies.

Terrorism Risk.    Energy companies, and the market for their securities, are subject to disruption as a result of terrorism-related risks. These include terrorist activities, such as the September 11, 2001 terrorist attacks; wars, such as the wars in Afghanistan and Iraq and their aftermath; and other geopolitical events, including upheaval in the Middle East and other energy producing regions. Cyber hacking may also cause significant disruption and harm to energy companies. The U.S. government has issued warnings that energy industry assets, including exploration and production facilities as well as pipelines and transmission and distribution facilities, may be specific targets for terrorist activity. Such events have led, and in the future may lead, to short-term market volatility, and may also have long-term effects on companies in the energy industry and the market price of their securities. Such events may also adversely affect the business and financial condition of particular companies in which the Fund invests.

Natural Disaster Risk.    Natural risks, such as earthquakes, flood, lightning, hurricanes, tsunamis, tornadoes and wind, are inherent risks in energy company operations. For example, extreme weather patterns, such as Hurricane Ivan in 2004, Hurricanes Katrina and Rita in 2005, the Tohuku earthquake and resulting tsunami in Japan in 2011, Hurricane Sandy in 2012 and Hurricane Harvey in 2017, resulted in substantial damage to the facilities of certain companies located in the affected areas, created significant volatility in the supply of energy, and adversely impacted the prices of certain energy company securities. Future natural disasters, or even the threat thereof, may result in similar volatility and may adversely affect commodity prices and earnings of energy companies in which the Fund invests.

Additional Risks of Investing in the Funds

ETF Risk.    Investing in an ETF will provide the Funds with exposure to the securities comprising the index on which the ETF is based and will expose the Funds to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Funds will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

ETN Risk.    ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Investment Company and RIC Compliance Risk.    The Funds may be subject to increased expenses and reduced performance as a result of their contemplated investments in other investment companies. If a Fund invests in investment companies (including other closed-end, open-end funds, and ETFs), it will bear additional expenses based on its pro rata share of the investment company’s operating expenses, including the duplication of advisory and other fees and expenses. Additional risks of owning an investment company generally includes the risks of owning the underlying securities the investment company holds. In addition, the Funds intend to elect to be treated, and to qualify each year, as a RIC under the Code. To maintain each Fund’s qualification for federal income tax purposes as a RIC, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). The resulting increase to a Fund’s expenses will reduce its performance and its income available for distribution. Under certain circumstances, the Funds may be able to cure a failure to qualify as a RIC, but in order to do so the Funds might incur significant Fund-level taxes and might be forced to dispose of certain assets. For additional information on the requirements imposed on regulated investment companies and the consequences of a failure to qualify, see “Tax Consequences” below.

IPO Risk.    The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Convertible Securities Risk.    Each Fund may be subject to convertible securities risk. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk. Convertible securities are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.

Exclusion of Adviser from Commodity Pool Operator Definition

An exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) has been claimed with respect to the Funds, and, therefore, the Adviser is not subject to CFTC registration or regulation as a CPO with respect to the Funds. In addition, the Adviser will rely upon an exemption from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

Disclosure of Portfolio Holdings

Each Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through the Fund’s website and may be made available through financial reporting and news services or any other medium, including publicly available internet web sites. Additional information regarding each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.

INVESTMENT MANAGEMENT

Investment Adviser

Pursuant to an investment advisory agreement, the Adviser provides the Funds with investment research and advice and furnishes the Funds with an investment program consistent with their investment objective and policies, subject to the supervision of its Board. The Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the Fund’s securities transactions and reports to its Board on its investments and performance.

The Adviser is located at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. The Adviser specializes in energy investing across the energy value chain, including infrastructure and MLPs. The Adviser was formed in October 2002 to provide portfolio management services to institutional and high-net-worth investors seeking professional management of their MLP investments. As of February 28, 2026, the Adviser had approximately $10.4 billion of client assets under management. The Adviser’s investment committee is comprised of four individuals.

The Adviser is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”) and is an indirect wholly-owned subsidiary of Tortoise Parent Holdco LLC (“Tortoise”). An entity formed by Lovell Minnick owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise. Certain employees in the Tortoise complex also own interests in Tortoise.

Portfolio Managers

The investment management of each Fund’s portfolio is the responsibility of the Adviser’s investment committee. The investment committee’s members are Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, and Robert J. Thummel, Jr., all of whom share responsibility for such investment management. It is the policy of the investment committee that any one member can require the Adviser to sell a portfolio company and any one member can veto the committee’s decision to invest in a portfolio company.

Brian A. Kessens.    Mr. Kessens joined the Adviser in 2008. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2015, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, and an investment analyst from 2008 to June 2012. Previously, from 2004 to 2008, he was a vice president in Citigroup’s global energy investment banking practice. Prior to Citigroup, he served from 1997 to 2002 as a field artillery officer in the United States Army. Mr. Kessens earned a Master of Business Administration from Columbia Business School in New York and a Bachelor of Science in economics from the United States Military Academy at West Point. He earned his CFA designation in 2006.

James R. Mick.    Mr. Mick joined the Adviser in 2006. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, an investment analyst from 2011 to June 2012, and a research analyst from 2006 to 2011. Previously, he was a senior finance specialist at General Electric Insurance Solutions (now Swiss Re) from 2003 to 2006 and a senior auditor at Ernst & Young from 2000 to 2003. Mr. Mick earned Bachelor of Science degrees in business administration and accounting and a Master of Accounting and Information Systems degree from the University of Kansas. He earned his CFA designation in 2010.

Matthew G.P. Sallee.    Mr. Sallee joined the Adviser in 2005. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, an investment analyst from 2009 to June 2012, and a research analyst from 2005 to 2009. Previously, he served for five years (from 2000 to 2005) as a senior financial analyst with Aquila, Inc., where he was responsible for analysis of capital allocation at the firm’s communications infrastructure subsidiary, Everest Connections. Mr. Sallee graduated magna cum laude from the University of Missouri with a degree in business administration. He earned his CFA designation in 2009.

Robert J. Thummel, Jr.    Mr. Thummel joined the Adviser in 2004. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, and an investment analyst from 2004 to June 2012. Mr. Thummel was previously the president of Tortoise North American Energy Corporation from 2008 until the fund was merged into Tortoise Energy Infrastructure Corporation in June 2014. Previously, he was director of finance at KLT Inc., a subsidiary of Great Plains Energy, from 1998 to 2004 and a senior auditor at Ernst & Young from 1995 to 1998. Mr. Thummel earned a Bachelor of Science in accounting from Kansas State University and a Master of Business Administration degree from the University of Kansas.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund are available in the SAI.

Shareholder Information

Buying and Selling Fund Shares

Shares of the Funds are expected to be listed on the Exchange, subject to notice of issuance. When you buy or sell shares on the secondary market, you will pay or receive the market price. The Funds’ shares will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the Funds’ shares. A “Business Day” with respect to each Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

NAV per share for the Funds is computed by dividing the value of the net assets of the Funds (i.e., the value of its total assets less total liabilities) by the total number of shares of the Funds outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. NAV is determined each Business Day, normally as of the close of regular trading of the Exchange (ordinarily 4:00 p.m., eastern time).

You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity and is generally lower if the Funds’ shares have more trading volume and market liquidity and higher if the Funds’ shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

The Funds’ portfolio securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Trust Board has adopted procedures to be followed when the Funds must utilize fair value pricing, including when reliable market quotations are not readily available, when the Funds’ pricing services do not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). The Trust Board reviews, no less frequently than annually, the adequacy of the Funds’ policies and procedures and the effectiveness of their implementation. Valuing securities at fair value may result in a different price being used in the calculation of each Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Trust Board. There can be no assurance that each Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Funds may employ fair value pricing to ensure greater accuracy in determining daily NAV. Fair value pricing may be applied to foreign securities held by the Funds upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the Exchange when the Funds’ NAV is determined. If the event may result in a material adjustment to the price of the Funds’ foreign securities once non-U.S. markets open on the following Business Day (such as, for example, a significant surge or decline in the U.S. market), the Funds may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Funds’ NAV.

Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Adviser, the market price is stale; and (3) securities for which trading has been halted or suspended.

Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security.

Frequent Purchases and Redemptions of Fund Shares.    The Funds do not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Funds reserve the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Trust Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Funds’ investment strategy, or whether they would cause the Funds to experience increased transaction costs. The Trust Board considered that, unlike traditional mutual funds, shares are issued and redeemed only in large quantities of shares known as Creation Units available only from the Funds directly to a few institutional investors (“Authorized Participants”), and that most trading in the Funds occurs on the exchange at prevailing market prices and does not involve the Funds directly. Given this structure, the Trust Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in a negative impact to the Funds or its shareholders. In addition, frequent trading of shares by Authorized Participants and arbitrageurs is critical to helping the market price remain at or close to NAV.

OTHER CONSIDERATIONS

Distribution and Service Plan of the Fund

The Funds have adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% per annum of the Funds’ average daily net assets may be made for the sale and distribution of its shares or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. The Funds currently do not charge 12b-1 fees and such fees may only be imposed after approval by the Trust Board. If payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments to Financial Intermediaries

The Adviser, out of its own resources and without additional cost to the Funds or its shareholders, may pay intermediaries for the sale of Fund shares and related services, including participation in activities that are designed to make intermediaries more knowledgeable about exchange traded products. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support, educational training or support, or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be made to intermediaries for making shares of the Funds available to their customers generally and in investment programs. The Adviser may also reimburse expenses or make payments from its own resources to intermediaries in consideration of services or other activities the Adviser believes may facilitate investment in the Funds.

The possibility of receiving, or the receipt of, the payments described above may provide intermediaries or their salespersons with an incentive to favor sales of shares of the Funds, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Funds and other ETFs.

Fund Service Providers

Quasar Distributors, LLC, serves as distributor to the Funds.

Tait, Weller & Baker LLP serves as the independent registered public accounting firm for the Funds.

U.S. Bank, National Association acts as the custodian for the Funds.

U.S. Bank, Global Fund Services acts as the administrator, accounting agent and transfer agent for the Funds.

Vedder Price P.C., serves as legal counsel to the Funds.

Morrison & Foerster LLP serves as legal counsel to the independent trustees.

Additional Information

The Funds may enter into contractual arrangements with various parties, including among others, the Funds’ Adviser, who provide services to the Funds. Shareholders are not parties to or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Due to the tax treatment under current law of cash distributions made by MLPs in which certain Funds invest, a portion of the distributions the Funds anticipate making may consist of tax-deferred return of capital. To the extent that distributions exceed a Fund’s earnings and profits, distributions are generally not treated as taxable income for the investor. Instead, Fund shareholders will experience a reduction in the basis of their shares, which may increase the capital gain or reduce capital loss realized upon the sale of such shares.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to shareholders of the Funds. Dividend payments are made through DTC Participants and Indirect Participants to shareholders of record with proceeds received from the Fund.

A Fund may make additional distributions to the extent necessary (i) to distribute its entire annual investment company taxable income (determined without regard to the dividends paid deduction), plus its net capital gain, if any, and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve a Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service.    The Trust will not make the DTC book-entry dividend reinvestment service available for use by shareholders for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by shareholders of a Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Shareholders should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Trust of the same Fund at NAV. Distributions reinvested in additional shares of a Fund will be taxable to shareholders to the same extent as if such distributions had been received in cash.

Tax Consequences

The following discussion is a general summary of material U.S. federal income tax considerations affecting each Fund and its shareholders that are U.S. holders (as defined below). The discussion reflects applicable U.S. federal income tax laws as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax considerations affecting each Fund and its shareholders (including shareholders owning large positions in a Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in each Fund, including applicable federal, state, local and foreign tax consequences to them or the effect of possible changes in tax laws.

In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of a Fund as part of a hedging, integrated, conversion or straddle transaction or constructive sale, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, investor with “applicable financial statements” within the meaning of section 451(b) of the Code or Non-U.S. holders. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes each Fund’s shares are held by U.S. holders and that such shares are held as capital assets.

A U.S. holder is a beneficial owner of shares of the applicable Fund that is for U.S. federal income tax purposes:

•        a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•        a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•        a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a United States person for U.S. federal income tax purposes.

A “Non-U.S. holder” is a beneficial owner of shares of a Fund that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of a Fund, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. This federal income tax summary is based in part on the advice of counsel to a Fund. The IRS could disagree with any conclusions set forth in this section. The following disclosure may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.

Fund Status.    Each Fund intends to qualify as a “regulated investment company” (a “RIC”) under the Code. If a Fund qualifies as a RIC and distributes to its shareholders at least 90% of the sum of (1) its “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (2) the excess of its gross tax-exempt interest income, if any, over certain deductions attributable to such interest income that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates on the amount retained. Each Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest and net capital gain.

If a Fund fails to qualify as a RIC in any taxable year, it will be taxed in the same manner as an ordinary corporation on its taxable income and distributions to the Fund’s shareholders will not be deductible by the Fund in computing its taxable income.

Under the Code, each Fund generally will also be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (1) 98% of the

Fund’s ordinary income (computed on a calendar year basis), (2) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (3) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. Each Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal conditions, does not currently expect to be subject to this excise tax.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income it is required to accrue, to qualify as a RIC and avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income, (2) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert long-term capital gain into short-term capital gain or ordinary income, (5) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (6) cause the Fund to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions, and (9) produce income that will not be included in the sources of income from which a RIC must derive at least 90% of its gross income each year. While it may not always be successful in doing so, each Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

Distributions.    Each Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of each Fund into different categories, including identifying ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary income tax rate, however, as further discussed below certain ordinary income distributions received from a Fund may be taxed at the capital gains income tax rates. Generally, you will treat all net capital gain dividends (the excess of net long-term capital gains over net short-term capital losses) as long-term capital gains regardless of how long you have owned your shares.

Distributions in excess of a Fund’s current and accumulated earnings and profits will be treated, first, as a tax-free return of capital, which is applied against and will reduce the adjusted basis of the Fund shares and, after such adjusted basis is reduced to zero, generally will constitute capital gain.

To determine your actual tax liability for your net capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, each Fund may make distributions that represent a return of capital for federal income tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay a greater amount of tax in the future when shares are sold, even if you sell the shares at a loss from your original investment. A “return of capital” is a return, in whole or in part, of the funds that you previously invested in a Fund. A return of capital distribution should not be considered part of a Fund’s dividend yield or total return of an investment in Fund shares. The federal income tax status of your distributions from a Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from a Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction.    A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to any dividends received from a Fund because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by a Fund from certain corporations may be reported by a Fund as being eligible for the dividends received deduction provided certain holding period and other requirements are satisfied by both the Fund and the shareholder.

Capital Gains and Losses and Certain Ordinary Income Dividends.    If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described below.

Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from a Fund and sell your shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax adviser about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a RIC such as a Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. A Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend that is eligible for the capital gains tax rates.

An additional 3.8% “Medicare tax” is imposed on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” generally will include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of a Fund) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of a Fund’s taxable distributions and gains on the sale of Fund shares may be subject to this additional tax.

Sale of Shares.    If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including brokerage fees, if any. In some cases, however, you may have to adjust your tax basis after you purchase your shares. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax adviser about the availability of this deferral election and its requirements. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any net capital gain dividends you received with respect to such shares and any loss realized on a sale or exchange of shares of a Fund generally will be disallowed if you acquire other shares of a Fund or other substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that you dispose of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Capital losses are subject to limitations under the Code.

Treatment of Fund Expenses.    Expenses incurred and deducted by a Fund will generally not be treated as income taxable to you.

Taxes on Purchase and Redemption of Creation Units.    If you exchange securities for Creation Units, you will generally recognize a gain or a loss on the securities contributed. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid for the Creation Units. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

ADDITIONAL INFORMATION

Other Information

For purposes of the 1940 Act, the Funds are treated as registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. The SEC has issued an exemptive order on which the Funds rely permitting registered investment companies to invest in exchange-traded funds offered by the Adviser beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the distributor, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the 1933 Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that under Rule 153 of the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the CBOE BZX Exchange is satisfied by the fact that such Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Premium/Discount Information

Information regarding how often the shares of the Funds are traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available at https://tortoisecapital.com/.

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Common Share Data” and “Supplemental Data and Ratios” shows the operating performance for the most recent five fiscal years for each Fund.

Tortoise Energy ETF adopted the financial statements of Tortoise Energy Infrastructure and Income Fund, a series of Managed Portfolio Series, in connection with the reorganization of Tortoise Energy Infrastructure and Income Fund into the Fund in June 2025.

Tortoise Electrification Infrastructure ETF adopted the financial statements of Tortoise Power and Energy Infrastructure Fund, Inc. in connection with the merger of Tortoise Power and Energy Infrastructure Fund, Inc. and certain other Tortoise Funds into the Fund in December 2024.

The following Financial Highlights tables are intended to help a prospective investor understand each Fund’s financial performance for the periods shown. Past results are not indicative of future performance. A copy of the financial statements, financial highlights and Form N-CSR referred to below may be obtained from www.sec.gov, by visiting www.tortoisecapital.com or by calling toll-free at 844-874-6330. The information contained in, or that can be accessed through, the website is not part of this Prospectus.

Each Fund’s financial statements as of and for the fiscal year ended November 30, 2025, including the financial highlights for the fiscal year then ended, have been audited by Tait, Weller & Baker LLP (“Tait Weller”), an independent registered public accounting firm. Tait Weller’s report, along with each Fund’s financial statements, is included in each Fund’s Annual Report. Tait Weller has not reviewed or examined any records, transactions or events after the date of such reports. Financial highlights for each fiscal year ended on or before November 30, 2025 were audited by other auditors whose report is contained in such annual report.

Tortoise AI Infrastructure ETF

Financial Highlights

Period Ended November 30, 2025(a)
PER SHARE DATA:
Net asset value, beginning of period	$25.34
INVESTMENT OPERATIONS:
Net investment income(b)	0.02
Net realized and unrealized gain (loss) on investments(c)	6.06
Total from investment operations	6.08
Net asset value, end of period	$31.42
Total return(d)	24.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$54,678
Ratio of expenses to average net assets(e)	0.65%
Ratio of net investment income (loss) to average net assets(e)	0.23%
Portfolio turnover rate(d)(f)	31%

____________

(a)     Inception date of the Fund was August 4, 2025.

(b)     Net investment income per share has been calculated based on average shares outstanding during the period.

(c)     Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)     Not annualized for periods less than one year.

(e)     Annualized for periods less than one year.

(f)      Portfolio turnover rate excludes in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Tortoise Energy ETF

Financial Highlights

	Year Ended November 30,
	2025(d)	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$9.63	$7.68	$7.70	$6.45	$5.44
INVESTMENT OPERATIONS:
Net investment income(a)(e)	0.16	0.16	0.16	0.22	0.10
Net realized and unrealized gain (loss) on investments(b)	(0.02)	2.27	0.29	1.50	1.38
Total from investment operations	0.14	2.43	0.45	1.72	1.48
LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)	(0.16)	(0.19)	(0.14)	(0.07)
Return of capital	(0.21)	(0.32)	(0.28)	(0.33)	(0.40)
Total distributions	(0.37)	(0.48)	(0.47)	(0.47)	(0.47)
ETF transaction fees per share	0.00 (c)	—	—	—	—
Net asset value, end of year	$9.40	$9.63	$7.68	$7.70	$6.45
Total return	1.63%	32.73%	6.32%	27.03%	27.63%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$524,177	$509,581	$431,332	$458,578	$353,595
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	0.98%	1.12%	1.13%	1.13%	1.16%
After expense reimbursement/recoupment	0.98%	1.12%	1.13%	1.13%	1.16%
Ratio of net investment income (loss) to average net assets	1.74%	1.94%	2.17%	1.83%	1.00%
Portfolio turnover rate	29%	18%	6%	10%	22%

____________

(a)     Net investment income per share has been calculated based on average shares outstanding during the years.

(b)     Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)     Amount represents less than $0.005 per share.

(d)     The Tortoise Energy Infrastructure and Income Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization on June 13, 2025. Periods prior to June 13, 2025 reflect the Tortoise Energy Infrastructure and Income Fund Institutional Class. As of the date of conversion to an ETF, the Fund dropped the Institutional Class designation. See Note 13 in the Notes to Financial Statements for additional information about the Reorganization.

(e)     The per common share data for the years ended November 30, 2024, 2023, 2022 and 2021 do not reflect the estimate of investment income and return of capital. See Note 2 in the Notes to Financial Statements for further disclosure.

The accompanying notes are an integral part of these financial statements.

Tortoise Electrification Infrastructure ETF

Financial Highlights

	Year Ended November 30,
	2025(c)	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$21.29	$16.25	$15.85	$15.09	$13.01
INVESTMENT OPERATIONS:
Net investment income(a)(d)	0.39	0.28	0.32	0.24	0.23
Net realized and unrealized gain (loss) on investments(b)	0.54	6.02	1.34	1.69	2.49
Total from investment operations	0.93	6.30	1.66	1.93	2.72
LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.34)	(0.62)	(0.29)	(0.28)
Return of capital	(0.55)	(0.92)	(0.64)	(0.88)	(0.36)
Total distributions	(0.77)	(1.26)	(1.26)	(1.17)	(0.64)
ETF transaction fees per share	0.01	—	—	—	—
Net asset value, end of year	$21.46	$21.29	$16.25	$15.85	$15.09
Total return	4.65%	65.78%	9.43%	14.87%	35.99%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$140,351	$125,389	$95,724	$98,245	$98,462
Ratio of expenses to average net assets	1.12%	3.18%	2.70%	2.59%	2.47%
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets	0.03%	—%	—%	—%	—%
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short	1.09%	3.18%	2.70%	2.59%	2.47%
Ratio of net investment income (loss) to average net assets	1.88%	1.59%	2.06%	1.53%	1.48%
Portfolio turnover rate	67%	13%	10%	5%	27%

____________

(a)     Net investment income per share has been calculated based on average shares outstanding during the years.

(b)     Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)     The Tortoise Power and Energy Infrastructure Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization on December 23, 2024. Periods prior to December 23, 2024 reflect the Tortoise Energy Infrastructure and Income Fund. See Note 13 in the Notes to Financial Statements for additional information about the Reorganization.

(d)     The per common share data for the years ended November 30, 2024, 2023, 2022 and 2021 do not reflect the estimate of investment income and return of capital. See Note 2 in the Notes to Financial Statement for further disclosure.

The accompanying notes are an integral part of these financial statements.

FOR MORE INFORMATION

You can find more information about the Funds in the following documents.

Statement of Additional Information

Please refer to the SAI for additional information on the Funds. The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

Additional information about the Funds’ investments are available in the Funds’ annual and semi-annual reports (as applicable) to shareholders and in Form N-CSR. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the prior fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

You can obtain a free copy of these documents and the SAI, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at (855) 994-4437, by visiting the Adviser’s website at https://tortoisecapital.com/ or by writing to:

Tortoise AI Infrastructure ETF
5901 College Boulevard, Suite 400
Overland Park, Kansas 66211

Tortoise Electrification Infrastructure ETF
5901 College Boulevard, Suite 400
Overland Park, Kansas 66211

Tortoise Energy ETF
5901 College Boulevard, Suite 400
Overland Park, Kansas 66211

You can review and copy information, including the Funds’ reports and SAI: Free of charge from the SEC’s EDGAR database on the SEC’s internet website at http://www.sec.gov; or for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Statement of Additional Information Tortoise Capital Series Trust March 30, 2026

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of Tortoise Energy Infrastructure Total Return Fund (the “Fund”) dated March 30, 2026. A copy of the Fund’s prospectus (the “Prospectus”) may be obtained at no charge by calling the Fund at (866) 362-9331.

You may obtain a copy of the Fund’s annual and semi-annual reports, when available, at no charge by contacting the Fund at 5901 College Boulevard, Suite 400, Overland Park Kansas 66211 or the phone number noted above.

S-i

The Trust and the Fund

The Fund is a non-diversified, open-end fund that is a series of Tortoise Capital Series Trust (the “Trust”). The Trust was organized as a Maryland statutory trust on August 13, 2024. The Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as open-end management investment companies under the Investment Company Act of 1940, as amended, (the “1940 Act”), and the continuous offering of the Fund’s shares will be registered under the Securities Act of 1933, as amended (the “Securities Act”).

The Board of Trustees of the Trust (the “Board” or “Board of Trustees” and the trustees, the “Trustees”) has the right, without shareholder approval, to establish additional series in the future; to determine the preferences, voting powers, rights and privileges thereof; and to modify such preferences, voting powers, rights and privileges. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

All shares of a series shall represent an equal proportionate interest in the assets held with respect to that series (subject to the liabilities held with respect to that series and such rights and preferences as may have been established and designated with respect to classes of shares of such series), and each share of a series shall be equal to each other share of that series.

Shares are voted in the aggregate and not by series or class, except in matters where a separate vote is required by the 1940 Act, or when the matters affect only the interest of a particular series or class. The governing instrument for the Trust provides that each shareholder of the Trust is entitled to one vote per share, and the ability to vote the fraction of any fractional share, on any matter on which the shares are entitled to vote.

The Trust is not required to hold annual meetings of shareholders. Meetings of the shareholders shall be called by the Secretary of the Trust upon written request of shareholders holding, in the aggregate, not less than a majority of the voting power of the outstanding shares, such request specifying the purpose or purposes for which such meeting is to be called.

The Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series without materially changing the proportionate beneficial interest of the shares of that series in the assets belonging to that series or materially affecting the rights of shares of any other series. In case of the liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series (or class thereof) are borne by that series (or class). Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Board to all applicable series (and classes thereof) in such manner and on such basis as the Board in its sole discretion deems fair and equitable. No shareholder is liable to further calls for the payment of any sum of money or assessment whatsoever with respect to the Trust or any series of the Trust without his or her express consent.

All consideration received by the Trust for the issue or sale of the Fund’s shares, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.

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Investment Objective, Policies, Strategies and Associated Risks

The following discussion supplements the description of the Fund’s investment objective and principal investment strategies and principal risks set forth in the Prospectus. Except for the fundamental investment limitations listed below (see “Fundamental and Non-Fundamental Investment Limitations”), the Fund’s investment objective, strategies and policies are not fundamental and may be changed by sole action of the Board, without shareholder approval. While the Fund is permitted to hold securities and engage in various strategies as described hereafter, it is not obligated to do so. The Fund might not invest in all of these types of securities or use all of these techniques at any one time. The Fund’s transactions in a particular type of security or use of a particular technique are subject to limitations imposed by the Fund’s investment objective and principal investment strategies described in the Fund’s Prospectus and/or this SAI, as well as the federal securities laws.

Investment Objective

The investment objective of the Fund is set forth under the “Summary Section” in the Fund’s Prospectus.

Diversification

The Fund is non-diversified. A non-diversified fund is a fund that does not satisfy the definition of a “diversified company” set forth in the 1940 Act. A “diversified company” means that as to 75% of a fund’s total assets, excluding cash, government securities and securities of other investment companies, (1) no more than 5% may be invested in the securities of a single issuer, and (2) a fund may not hold more than 10% of the outstanding voting securities of a single issuer.

Because the Fund intends to qualify as a “regulated investment company”(“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”), the Fund’s investments will be limited so that at the close of each quarter of each taxable year (i) at least 50% of the value of its total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets are invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (which includes master limited partnerships, “MLPs”). These tax-related limitations may be changed by the Board to the extent appropriate in light of changes to applicable tax requirements.

Market Volatility

U.S. and international markets have from time to time experienced significant volatility. Certain social, political, economic, environmental and other conditions and events (such as natural disasters and weather-related phenomena generally, epidemics and pandemics, terrorism, conflicts and social unrest) may adversely interrupt the global economy and result in prolonged periods of significant market volatility. During certain volatile periods, the fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties. At times, concerns have spread to domestic and international equity markets. In some cases, the stock prices of individual companies have been

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negatively affected even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Continued volatility may have adverse effects on the Fund, and the risks discussed below and in the Prospectus may increase.

Equity Securities

An equity security represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk affects the Fund’s net asset value per share (“NAV”), which will fluctuate as the value of the securities it holds changes. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted. Types of equity securities in which the Fund may invest include primarily common stocks; MLP common units, limited liability company common units and MLP convertible subordinate units; securities issued by affiliates of MLPs including other equity securities of corporations and limited liability companies that own, directly or indirectly, general partner interests; and preferred equity, convertible securities, warrants, rights and depository receipts of companies that are organized as corporations, limited partnerships or limited liability companies; and energy real estate investment trusts (“REITs”).

Common Stock

Common stock represents an equity ownership interest in the profits and losses of a corporation, after payment of amounts owed to bondholders, other debt holders, and holders of preferred stock. Holders of common stock generally have voting rights, but the Fund does not expect to have voting control in any of the companies in which they invest. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as holders of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the holders of common stock.

Master Limited Partnerships

An MLP is an entity that is generally taxed as a partnership for federal income tax purposes if certain qualifying income requirements are met.

An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner.

MLPs are formed in several ways. A nontraded partnership may decide to go public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into an MLP of which it is the general partner, to realize the assets’ full value on the marketplace by selling the assets and using the cash proceeds received from the MLP to

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address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to an MLP, although tax consequences have made this an unappealing option for most corporations. Unlike the ways described above, it is also possible for a newly formed entity to commence operations as an MLP from its inception.

The sponsor or general partner of an MLP, other energy companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unitholders.

In the case of an MLP buying assets from its sponsor or general partner, the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help ensure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties are aligned to see that the transaction is accretive and fair to the MLP.

As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner’s marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

The business of certain MLPs is affected by supply and demand for energy commodities because such MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Pipeline MLPs have indirect commodity exposure to gas and oil price volatility because although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity that the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids (“NGLs”). The costs of natural gas pipeline MLPs to perform services may exceed the negotiated rates under “negotiated rate” contracts. Specifically, processing MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices, although the Adviser intends to target high quality MLPs that seek to mitigate or manage direct margin exposure to commodity prices. However, the MLP industry in general could be hurt by market perception that an MLP’s performance and valuation are directly tied to commodity prices.

The Fund may invest in the securities of MLPs, which include:

MLP Common Units.    MLP common units represent an equity ownership interest in an MLP, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unitholders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unitholders generally have first right to a minimum quarterly distribution (“MQD”) prior to

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distributions to the convertible subordinated unitholders or the general partner (including incentive distributions). Common unitholders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unitholders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unitholders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. In addition, like common stock, prices of MLP common units are sensitive to general movements in the stock market and a drop in the stock market may depress the price of MLP common units to which the Fund has exposure. MLP common units may represent an ownership interest, held directly or indirectly, in a limited partnership whose primary assets are general partner interests in an underlying operating MLP.

Limited Liability Company Common Units.    Some energy companies in which the Fund may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, the Fund may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holders to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. LLC common unitholders generally have first right to a MQD prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unitholders have first right to the LLC’s remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full. LLC common units trade on a national securities exchange or over-the-counter.

In contrast to MLPs, LLCs have no general partner, and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unitholders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.

MLP Convertible Subordinated Units.    MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unitholders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner but are not entitled to arrearage rights. Therefore, convertible subordinated units generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time and/or the satisfaction of certain financial tests. These units generally do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, MLP convertible subordinated units typically are exchanged for common units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as MLP common units. Distributions may be paid in cash or in-kind.

Equity Securities of MLP Affiliates.    In addition to equity securities of MLPs, the Fund may also invest in equity securities of MLP affiliates. MLP affiliates are issuers of entities that own interests of general partners of MLPs.

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General Partner Interests.    Indirect investments in MLP general partner interests are available through investment in the equity securities of MLP affiliates organized as corporations and limited liability companies that own, directly or indirectly, general partner interests. While these general partner interests themselves are generally not publicly traded, the MLP affiliates investing in such interests and in which the Fund may invest are publicly traded. General partner interests often confer direct board participation rights and, in many cases, operating control, over the MLP. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with an increasing larger share of the aggregate MLP cash distributions upon the payment of distributions to limited partner unitholders that exceed prescribed levels. Due to the incentive distribution rights, general partner interests have higher distribution growth prospects than their underlying MLPs, but incentive distribution payments would also decline at a greater rate than the decline rate in distributions to common unitholders in the event of a reduction in the MLP’s distribution.

General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Real Estate Securities

The real estate securities in which the Fund may invest consist of securities issued by Real Estate Investment Trusts (“REITs”) and/or Real Estate Operating Companies (“REOCs”) that are listed on a securities exchange or traded over-the-counter and that are generally focused on the energy industry. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs and receives favorable tax treatment provided it meets certain conditions. REITs may be characterized as equity REITs (i.e., REITs that primarily invest in fee ownership and leasehold ownership of land), mortgage REITs (i.e., REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs which invest in both fee and leasehold ownership of land and mortgages. A REIT that meets the applicable requirements of the Code may deduct dividends paid to shareholders, effectively eliminating any corporate level federal tax. As a result, REITs are able to distribute a larger portion of their earnings to investors than other corporate entities subject to the federal corporate tax. There is the risk that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through the Fund, in addition to bearing a proportionate share of the expenses of the Fund, investors will also indirectly bear similar expenses of the REITs in which the Fund invests. A REOC is typically structured as a “C” corporation under the Code and is not required to distribute any portion of its income. A REOC, therefore, does not receive the same favorable tax treatment that is accorded a REIT. In addition, the value of the Fund’s securities issued by REOCs may be adversely affected by income streams derived from businesses other than real estate ownership.

Preferred Equity

Preferred equity represents an ownership interest in a company, often pays dividends at a specific rate and has a preference over common stocks in dividend payments and liquidation of assets. A preferred equity is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be

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limited. Although the dividend or distribution is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. In addition, preferred equity usually does not have voting rights.

Warrants and Rights

The Fund may purchase, or receive as a distribution from other investments, warrants and rights, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. The principal difference between warrants and rights is their term — rights typically expire within weeks while warrants have longer durations. Neither rights nor warrants have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Initial Public Offerings

The Fund may invest in securities offered by companies in initial public offerings (“IPOs”). IPOs involve companies that have no public operating history and therefore entail more risk than established public companies. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Companies that offer securities in IPOs tend to typically have small market capitalizations and therefore their securities may be more volatile and less liquid that those issued by larger companies. Certain companies offering securities in an IPO may have limited operating experience and, as a result face a greater risk of business failure.

Foreign Investments and Currencies

The Fund may invest in securities of foreign issuers whether or not they are traded in the United States or U.S. dollar denominated, purchase and sell foreign currency on a spot basis and enter into forward currency contracts (see “Forward Currency Contracts,” below). The Fund may also invest in American Depositary Receipts (“ADRs”) and foreign securities that are traded on a U.S. exchange. Investments in ADRs and foreign securities involve certain inherent risks, including the following:

American Depositary Receipts.    Among the means through which the Fund may invest in foreign securities that are publicly traded on a U.S. exchange is the purchase of ADRs. ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts. For purposes of the Fund’s investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.

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Political and Economic Factors.    Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of those countries.

On March 29, 2017, the United Kingdom (“UK”) triggered the procedures to withdraw from the European Union (“EU”) after the two-year period settlement negotiation as prescribed in Article 50 of the Treaty of Lisbon. On January 31, 2020 the UK officially withdrew from the EU, subject to an 11 month transition period. Following a transition period during which the EU and the UK government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK government signed an agreement on December 30, 2020 regarding the economic relationship between the UK and the EU. This agreement became effective on a provisional basis on January 1, 2021 and formally entered into force on May 1, 2021. It is still uncertain what the long-term impacts will be as a result of the commercial arrangements reached between the EU and the UK. The withdrawal could cause an extended period of uncertainty and market volatility, not just in the UK but throughout the EU, the European Economic Area and globally.

Currency Fluctuations.    The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics.    The Adviser expects that many foreign securities in which the Fund may invest could be purchased in over-the-counter (“OTC”) markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s investments in foreign securities may be less liquid and more volatile than investments in U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters.    Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, non-uniform accounting standards and less financial information available from issuers, than is available in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer. Legal remedies available to investors

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in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those foreign countries.

Taxes.    The interest and dividends payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders. Foreign issuers may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies.

Costs.    To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because related brokerage costs and the cost of maintaining the custody of foreign securities may be higher.

Additional Risks of Emerging and Frontier Markets.    In addition, the Fund may invest in foreign securities of companies that are located in developing, emerging or frontier markets. Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets, such as increased risk of social, political and economic instability. Emerging and frontier market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor governmental and/or judicial infrastructures relating to private or foreign investment or to judicial redress for injury to private property, the lack of capital base to expand business operations, foreign taxation and the inexperience of financial intermediaries, custodians and transfer agents. Emerging and frontier market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and even where there is no outright restriction on repatriation, the mechanics of repatriations may delay or impede the Fund’s ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with the Fund’s investments in emerging and frontier market countries, which may be magnified by currency fluctuations.

Forward Currency Contracts

A forward currency contract (“forward contract”) involves an obligation to purchase or sell a specific non-U.S. currency in exchange for another currency, which may be U.S. dollars, at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at an exchange rate (price) set at the time of the contract. At or before maturity of a forward currency contract, the Fund may either exchange the currencies specified in the contract or terminate its contractual obligation to exchange currencies by purchasing an offsetting contract. If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by converting assets into the currency. The Fund may close out a forward contract obligating it to exchange currencies by purchasing or selling an offsetting contract, in which case, it will realize a gain or a loss.

The Fund may enter into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities it owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Fund does not intend to enter into forward contracts on a regular or continuing basis and the Fund will not enter these contracts for speculative purposes.

Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements. The projection of

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short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts, and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in hedging or other currency transactions. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund.

Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Forward contracts that qualify as deliverable forwards are not regulated as swaps for most purposes and are not included in the definition of “commodity interests.” However, these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency forwards, especially non-deliverable forwards, may restrict the Fund’s ability to use these instruments in the manner described above or subject the Adviser to CFTC registration and regulation as a commodity pool operator (“CPO”).

Debt Securities

The Fund may invest in a wide range of debt securities, which may include investment grade debt securities and below investment grade debt securities (commonly known as “junk bonds” or “high yield bonds”). Investment grade corporate bonds are those rated BBB- or better by Standard & Poor’s Rating Service, Inc. (“S&P”) or Baa3 or better by Moody’s Investors Service, Inc. (“Moody’s”), each of which are considered a nationally recognized statistical rating organization (“NRSRO”), or an equivalent rating by another NRSRO. To the extent that the Fund invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by S&P or B3 by Moody’s or a comparable rating by at least one other rating agency or, if unrated, determined by the Adviser to be of comparable quality. The Fund may hold a debt security rated below investment grade if a downgrade occurs after the security has been purchased.

Below Investment Grade Debt Securities.    Below investment grade debt securities generally offer a higher current yield than that available for investment grade issues. However, below investment grade debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. At times in recent years, the prices of many below investment grade debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on below investment grade debt securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial

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restructuring or default. There can be no assurance that such price declines will not recur. The market for below investment grade debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade debt securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a debt security may affect the value of these investments. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objective.

Corporate Debt Securities.    Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed, variable, or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of their issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Corporate debt securities carry credit risk, interest rate risk, extension risk and prepayment risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.

Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Prepayment risk occurs when issuers may prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

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Convertible Securities.    Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common stock or other equity security will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

Zero-Coupon Securities.    Zero-coupon securities make no periodic interest payments but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest, their price fluctuates more than other types of bonds. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Unrated Debt Securities.    The Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Yankee Bonds.    The Fund may invest in Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. The Fund may also invest in Yankee Certificates of Deposit (“Yankee CDs”). Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect and create increased risk relative to payment of principal or interest.

Variable and Floating Rate Securities.    Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such

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as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Restricted or Thinly Traded Securities

Restricted securities are less liquid than securities traded in the open market, therefore, the Fund may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. The sale price of securities that are not readily marketable may be lower or higher than the company’s most recent determination of their fair value. In addition, the value of these securities typically requires more reliance on the judgment of the Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these securities, the Fund may not be able to realize these securities’ true value or may have to delay their sale in order to do so.

Restricted securities generally can be sold in private transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. If the issuer of the restricted securities has an effective registration statement on file with the SEC covering the restricted securities, the Adviser has the ability to deem restricted securities as liquid. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act, the Fund may have to cause those securities to be registered. When the Fund must arrange registration because it wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. The Fund would bear the risks of any downward price fluctuation during that period.

In recent years, a large institutional market developed for certain securities that are not registered under the Securities Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or were sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the Securities Act establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

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The Fund may also invest in securities that may not be restricted but are thinly traded. Although securities of certain energy companies trade on the New York Stock Exchange (“NYSE”), the NYSE American, the NASDAQ National Market or other securities exchanges or markets, such securities may have a trading volume lower than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when the Adviser believes it is desirable to do so. Thinly traded securities are also more difficult to value and the Adviser’s judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly traded securities will be valued in accordance with procedures established by the Board. Investment of capital in thinly traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly traded securities may be particularly acute in situations in which our operations require cash and could result in us borrowing to meet our short term needs or incurring losses on the sale of thinly traded securities.

Illiquid Investments

The Fund may purchase illiquid investments, which may include securities that are not readily marketable and securities that are not registered under the Securities Act. The Fund may not acquire any illiquid investments if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The term “illiquid investments” for this purpose means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of Rule 22e-4 under the 1940 Act. The Fund may not be able to sell illiquid investments when the Adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. In addition, the sale of illiquid investments also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of investments that are more liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investments in illiquid investments may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the Securities Act, which provides a safe harbor from Securities Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, the Fund may make such investments. Whether or not such investments are illiquid depends on the market that exists for the particular investment. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. An investment which when purchased enjoyed a fair degree of marketability may subsequently become illiquid. In such event, appropriate remedies are considered to minimize the effect on the Fund’s liquidity.

Investment Companies

The Fund may invest in other investment companies to the extent permitted by the 1940 Act. The Fund generally may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale or redemption, or if such fees are paid the Fund’s investment adviser waives its management fee in an amount necessary to offset the amounts paid. With respect to other investments in investment companies, the 1940 Act generally limits the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in

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excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

Investments by the Fund in other investment companies will be subject to the limitations of the 1940 Act (including limitations on sales charges), and the rules and regulations thereunder. By investing in securities of an investment company, the Fund’s shareholders will indirectly bear the fees and expenses of that underlying fund in addition to the Fund’s own fees and expenses.

In October 2020, the SEC adopted regulatory changes related to the ability of an investment company to invest in other investment companies in excess of specified statutory limits. These changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, the adoption of new Rule 12d1-4, and the rescission of certain exemptive relief issued by the SEC permitting certain fund of funds arrangements. Rule 12d1-4, which became effective on January 19, 2021, permits the Fund to invest in other investment companies, including money market funds, beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022. Following this effectiveness, an investment company is no longer able to rely on these exemptive orders and no-action letters and is subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1).

Closed-End Funds.    Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or OTC. The risks of investment in closed-end funds typically reflect the risk of the types of securities in which the funds invest. Investments in closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. Closed-end funds come in many varieties and can have different investment objectives, strategies and investment portfolios. They also can be subject to different risks, volatility and fees and expenses. When the Fund invests in shares of a closed-end fund, shareholders of the Fund bear their proportionate share of the closed-end fund’s fees and expenses, as well as their share of the Fund’s fees and expenses. Although closed-end funds are generally listed and traded on an exchange, the degree of liquidity, or ability to be bought and sold, will vary significantly from one closed-end fund to another based on various factors including, but not limited to, demand in the marketplace.

Open-End Mutual Funds.    Open-end mutual funds are investment companies that issue new shares continuously and redeem shares daily. The risks of investment of open-end mutual funds typically reflect securities in which the funds invest. The NAV per share of an open-end fund will fluctuate daily depending upon the performance of the securities held by the fund. Each open-end fund may have a different investment objective and strategy and different investment portfolio. Different funds may also be subject to different risks, volatility and fees and expenses. Although closed-end funds are generally listed and traded on an exchange, the degree of liquidity, or ability to be bought and sold, will vary significantly from one closed-end fund to another based on various factors including, but not limited to, demand in the marketplace. When the Fund invests in shares of an open-end fund, shareholders of the Fund bear their proportionate share of the open-end funds’ fees and expenses, as well as their share of the Fund’s fees and expenses.

Exchange-Traded Funds.    Exchange-traded funds (“ETFs”) are typically open-end investment companies that are bought and sold on a national securities exchange. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds. Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of

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certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

If the Fund invests in shares of an ETF, shareholders will indirectly bear fees and expenses charged by the underlying ETF in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund also will incur brokerage costs when it purchases ETFs. Furthermore, investments in other ETFs could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.

Exchange-Traded Notes

Exchange-Traded Notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold an ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, issuer call options, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Options, Futures and Other Strategies

General.    The Fund may use options (both traded on an exchange and OTC), futures contracts (sometimes referred to as “futures”), swaps, caps, floors, collars, structured or synthetic financial instruments, forward agreements, and other derivative securities (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a particular portfolio security, to create a synthetic

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position, for certain tax-related purposes, to close out previously established derivatives such as options, forward and futures positions, to reduce volatility, to enhance income, and/or to gain market exposure. These can also be used as speculative instruments. In addition to the other limitations described herein, the Fund’s ability to use Financial Instruments may be limited by tax considerations.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the CFTC. In addition to the instruments, strategies and risks described below, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new investment techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below.

Exclusion of Adviser from Commodity Pool Operator Definition.    An exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC has been claimed with respect to the Fund.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described below. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, as necessary, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Fund’s and the Adviser’s reliance on this exclusion and exemption, respectively, or the Fund, its investment strategies, the Prospectus or this SAI.

Generally, the exclusion from CPO regulation requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund relying on the exclusion can no longer satisfy these requirements, the notice claiming an exclusion from the definition of a CPO would be withdrawn, and the Adviser would be subject to registration and regulation as a CPO with respect to that Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

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Special Risks.    The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

1.    Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of market trends by the Adviser may still not result in a successful transaction. The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

2.    Certain Financial Instruments may have a leveraging effect on the Fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and all other risks are also likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the Fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

3.    Certain Financial Instrument transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties and/or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the Fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the Fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

4.    Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from the imposition of daily price fluctuation limits or trading halts.

5.    As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund is unable to close out its positions in such Financial

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Instruments, they might be required to continue to maintain such assets or accounts or make such payments until the position expires or matures. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sells a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

6.    Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Options.    The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange (“CBOE”), the NYSE American and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. The Fund will only write call options on securities it holds in their portfolios (i.e., covered calls). By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option and receiving a premium, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate an obligation under a call option or put option that it has written by purchasing an identical call option or put option. This is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option. This is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Interest Rate Options.    Interest rate options, including interest rate caps and interest rate floors, which can be combined to form interest rate collars, are contracts that entitle the purchaser to pay or receive the amounts, if any, by which a specified market rate exceeds a cap strike interest rate, or falls below a floor strike interest rate, respectively, at specified dates. The Fund may use interest rate options to hedge against anticipated and non-anticipated changes in interest rates on a portfolio wide basis or versus individual securities which may also have interest rate options embedded within the security.

OTC Options.    Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other

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party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts.    Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR or an equivalent. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Futures Contracts and Options on Futures Contracts.    A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium received, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If the Fund writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

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No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” that is typically calculated as an amount equal to the volatility in the market value of a contract over a fixed period. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sell a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon.    The Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, a purchase or sale of a futures contract may result in losses to the Fund in excess of the amount the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund.

There is a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (“FCM”) with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata

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share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer.

Options on futures contracts trade on the same contract markets as the underlying futures contracts. The writer (seller) of an option on a futures contract becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. The Fund’s use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions.    The Fund may purchase and write options in combination with each other. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Swaps Generally.    The Fund may enter into swap contracts. Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given rates.

Certain standardized swaps are subject to mandatory central clearing and exchange trading. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the SEC recently defined as “swaps,” including non-deliverable foreign exchange forwards, OTC foreign exchange options, and swaptions. Mandatory exchange-trading and clearing will take place on a phased-in basis based on the type

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of market participant, CFTC approval of contracts for central clearing, and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.

Interest Rate Swaps.    The Fund may enter into interest rate swap contracts. Interest rate swap contracts are contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Credit Default Swaps.    The Fund may enter into credit default swap agreements. The credit default swap agreement may have as a reference obligation one or more securities that are not currently held by the Fund. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (otherwise known as the notional amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default, restructuring or bankruptcy.

The Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the par value (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. If the Fund is a buyer in a credit default swap agreement and no credit event occurs, then it will lose its investment. In addition, the value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

Currency Swaps.    In order to protect against currency fluctuations, the Fund may enter into currency swaps. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange

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of the rights of the Fund and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Comprehensive Swaps Regulation.    The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Risks of Swaps.    The Fund’s use of swaps is subject to the risks associated with derivative instruments generally. In addition, because uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges, uncleared swap participants may not be as protected as participants on organized exchanges. Performance of an uncleared swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency.

As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. The Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

With respect to cleared swaps, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

Risks of Potential Government Regulation of Derivatives.    It is possible that additional government regulation of various types of derivative instruments, including futures, options, and swap contracts, may limit or prevent the Fund from using such instruments as part of its investment strategy,

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and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. The futures, options, and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of futures, options, and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government action.

New and developing regulation may negatively impact the Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, any new position limits imposed on the Fund or its counterparties may impact the Fund’s ability to invest in futures, options, and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the Fund, including capital requirements and mandatory clearing, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act, with a compliance date of August 19, 2022. Funds that are subject to the rule are required to adopt and implement a written derivatives risk management program and quantitatively limit their use of derivatives based on the estimated potential risk of loss that the funds incur from their derivatives transactions. Funds that limit derivatives exposure to 10% of net assets are exempt from many of the requirements of Rule 18f-4 but must still adopt and implement policies and procedures reasonably designed to manage the fund’s derivatives risks. Rule 18f-4 governs the way funds must comply with the asset segregation and coverage requirements of Section 18 of the 1940 Act with respect to derivatives and certain other financing transactions.

Interest Rate Floors, Caps, and Collars.    The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Securities Lending.    The Fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good credit and legal standing. Furthermore, loans of securities will only be made if, in the Adviser’s judgment, the consideration to be earned from such loans would justify the risk.

The Adviser understands that it is the current view of the SEC staff that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower;

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(2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash Investments

The Fund may invest in high-quality, short-term debt securities and money market instruments (“Cash Investments”) for (i) temporary defensive purposes in response to adverse market, economic, or political conditions and (ii) retaining flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities. Cash Investments include shares of other mutual funds, certificates of deposit, bankers’ acceptances, time deposits, savings association obligations, commercial paper, short-term notes (including discount notes), and other obligations.

The Fund may hold a substantial position in Cash Investments for long periods of time, which may result in the Fund not achieving its investment objective. If the market advances during periods when the Fund is holding a large Cash Investment, the Fund may not participate to the extent it would have if the Fund had been more fully invested, and this may result in the Fund not achieving its investment objective during that period. To the extent that the Fund uses a money market fund for its Cash Investment, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Cash Investments are subject to credit risk and interest rate risk, although to a lesser extent than longer-term debt securities due to Cash Investments’ short-term, significant liquidity, and typical high credit quality.

The Fund may invest in any of the following:

Money Market Mutual Funds.    Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including U.S. government obligations, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.

To the extent that the Fund invests in money market mutual funds, your cost of investing in the Fund will generally be higher because you will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Fund’s direct fees and expenses. Furthermore, investing in money market mutual funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits.    The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million

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(including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under the investment objective and policies stated above and in the Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper, Short-Term Notes and Other Corporate Obligations.    The Fund may invest a portion of its assets in commercial paper, short-term notes, and other corporate obligations. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, determined by the Adviser to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “A” or higher by S&P, “A” or higher by Moody’s, similarly rated by another nationally recognized statistical rating organization, or, if unrated, determined by the Adviser to be of comparable quality.

U.S. Government Obligations.    The Fund may invest in U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so (see “Agency Obligations,” below). In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Agency Obligations

The Fund may invest in agency obligations, such as the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association

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(“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mac,” and the Student Loan Marketing Association (“SLMA”), commonly known as “Sallie Mae.” Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, in September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator.

Repurchase Agreements

The Fund may enter into repurchase agreements. Under such agreements, the Fund agrees to purchase U.S. government obligations from a counterparty and the counterparty agrees to repurchase the securities at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration. The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of the Fund’s net assets would be invested in illiquid investments including such repurchase agreements. To the extent necessary to facilitate compliance with Section 12(d)(3) of the 1940 Act and Rule 12d3-1 promulgated thereunder, the Fund will ensure that repurchase agreements will be collateralized fully to the extent required by Rule 5b-3.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. government obligations that are subject to the repurchase agreement. It is not clear whether a court would consider the U.S. government obligations to be acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. government obligations before its repurchase under a repurchase agreement, the Fund could encounter delays and incur costs before being able to sell the underlying U.S. government obligations. Delays may involve loss of interest or a decline in price of the U.S. government obligations. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. government obligations, the Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. government security.

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Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the U.S. government obligations. However, the Fund will always receive as collateral for any repurchase agreement to which it is a party, securities acceptable to the Adviser, the market value of which is equal to at least 100% of the repurchase price, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. government obligations subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. government obligations to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund could be unsuccessful in seeking to enforce on the seller a contractual obligation to deliver additional securities.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements for temporary purposes with banks and securities dealers if the creditworthiness of the bank or securities dealer has been determined by the Adviser to be satisfactory. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

Reverse repurchase agreements are considered a form of borrowing and are therefore limited to up to one-third of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). The use of reverse repurchase agreements by the Fund creates leverage which increases its investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or NAV would decline faster than otherwise would be the case. The Fund intends to enter into reverse repurchase agreements only if the income from the investment of the proceeds is expected to be greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

Borrowing

The Fund may borrow money from banks in amounts of up to one-third of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any such borrowing that comes to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the one-third limitation.

In addition, the Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes, including addressing liquidity concerns or meeting redemption requests, or for clearance of transactions. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Because substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

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Cybersecurity Risk

The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result.

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Fundamental and Non-Fundamental
Investment Limitations

The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented; or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.    Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions, reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery or forward delivery basis or short sales in accordance with its objectives and strategies;

2.    Underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the 1933 Act);

3.    Purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate, including REITs);

4.    Purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;

5.    Make loans of money (except for the lending of the Fund’s portfolio securities, repurchase agreements and purchases of debt securities consistent with the investment policies of the Fund); or

6.    Invest 25% or more of the Fund’s total assets in any particular industry or group of industries, except that the Fund will concentrate its assets in the energy infrastructure industry, and under normal circumstances will invest at least 25% of the Fund’s total assets in the securities of companies that constitute the applicable industry. The foregoing does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

For purposes of analyzing the concentration policy of the Fund, the Fund will look through to the investments of any affiliated investment companies held by the Fund in monitoring compliance with the Fund’s concentration policy.

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The following are the non-fundamental investment restrictions for the Fund. These restrictions can be changed by the Board, but the change will only be effective after prior written notice is given to Fund shareholders.

1.    Under normal circumstances, the Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of Rule 22e-4 under the 1940 Act.

2.    Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of energy infrastructure companies. Energy infrastructure companies are companies that process, store, transport and market natural gas, natural gas liquids, refined products and crude oil (i.e., midstream infrastructure) as well as generate, transport and distribute electricity (i.e., power & renewable infrastructure). For purposes of this strategy, energy infrastructure companies include investment companies that invest primarily in energy infrastructure companies.

3.    Under normal circumstances, the Fund may invest up to: 30% of its total assets in securities denominated in the currency of a non-North American country, which may include securities issued by energy companies organized and/or having securities traded on an exchange outside North America and/or securities of other non-North American companies that are denominated in the currency of a non-North American country.

4.    Under normal circumstances, the Fund may also invest up to 20% of its total assets in debt securities of any issuers, including securities which may be rated below investment grade (“junk bonds”) by an NRSRO or judged by the Adviser to be of comparable credit quality.

5.    Under normal circumstances, the Fund may invest up to 10% of its total assets in securities of any one issuer.

6.    The Fund will not invest in private companies.

7.    The Fund will not engage in short sales of securities.

Percentage Limitations

The Fund’s compliance with its investment policies and limitations on certain investment percentages will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, except with respect to borrowing for leverage or investing in illiquid investments, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and limitations on certain investment percentages. If a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If at any time the Fund’s illiquid investments are greater than 15% of its net assets, the Fund will determine how to remediate the excess illiquid investments in accordance with the 1940 Act and the Fund’s policies and procedures. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the

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Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders. With respect to borrowing, if at any time the Fund’s borrowings exceed one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings), such borrowings will be reduced within three days, (not including Sundays and holidays) or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation.

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Portfolio Turnover

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations or redemption requests warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs and could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 37%). To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred and may result in a greater number of taxable transactions.

Portfolio Holdings Information

The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the NSCC. Pursuant to Rule 6c-11 under the 1940 Act, information regarding the Fund’s current portfolio holdings will be available on a daily basis at www.tortoisecapital.com. The Trust will not disseminate nonpublic information concerning the Trust. In no event shall the Adviser, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the Portfolio Holdings Policies and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

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Management of the Fund

Board of Trustees

The management and affairs of the Fund are overseen by the Board of Trustees. The Board of Trustees consists of five individuals. The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

The Role of the Board of Trustees

The Board provides oversight of the management and operations of the Trust. The day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser; Quasar Distributors, LLC, the Fund’s principal underwriter (the “Distributor”); U.S. Bank Global Fund Services, the Fund’s administrator (the “Administrator”) and transfer agent (the “Transfer Agent”); and U.S. Bank, National Association, the Fund’s Custodian, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Adviser, Distributor, Administrator, Custodian and Transfer Agent. The Board has appointed various individuals as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal Board meetings, which are held four times per year, and such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board meetings to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board is comprised of four Trustees that are not “interested persons” of the Fund, as defined by the 1940 Act (“Independent Trustees”), and one “interested trustee”. The Board has established three standing committees, an Audit Committee, a Nominating & Governance Committee and a Distribution and Brokerage Committee, which are discussed in greater detail under “Board Committees” below. Each Committee is comprised of all the Independent Trustees.

The Board has appointed Tom Florence as Chairman and Andrew J. Iseman as Lead Independent Trustee.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating & Governance Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was elected to serve on the Board because of his or her experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

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The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including: the affiliated or unaffiliated nature of each investment adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s series.

The Board has determined that the inclusion of all Independent Trustees as members of each Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the composition of the Board and the function and composition of its various committees as described above, the Trust has determined that the Board’s leadership structure is appropriate.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counter-party risk, compliance risk, operational risk, business continuity risk, etc.) the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board meetings and meets in executive session with the Independent Trustees to discuss compliance and operational risks. In addition, Carrie Ramirez Schoffman, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert,” meets with the Principal Financial Officer and the Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function.

Trustees and Officers

The Trustees and officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name and Age(1)	Position(s) Held With Trust, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held
Independent Trustees
Carrie Ramirez Schoffman (1973)	Trustee; Indefinite; Since October 2024	Owner, CPA Concierge Services, LLC (since 2020); Tax Accountant, Bree Beers & Associates, PC (2017 – 2021); Principal Financial Officer and Treasurer, ICON Funds (2013 – 2017); Chief Compliance Officer, ICON Funds (2004 – 2017); Chief Compliance Officer, Senior Vice President, ICON Advisers, Inc. (2004 – 2017); Staff Accountant, U.S. Securities and Exchange Commission (2003 – 2004); Experienced Manager/Senior/Staff, PricewaterhouseCoopers LLP (1996 – 2003); CPA designation (since 1996).	10	Ultimus Registered Alternatives Gateway Series Trust I; Tortoise Energy Infrastructure Corporation; Tortoise Energy & Infrastructure Interval Fund

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Name and Age(1)	Position(s) Held With Trust, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held
Keith A. Fletcher (1958)	Trustee; Indefinite; Since October 2024	Partner at Neos Investments (since 2022); Principal and Founder, JAHFT Solutions (since 2017); Principal and Chief Distribution Officer, Riskx Investments (2012 – 2017); Chief Marketing Officer, Guggenheim Investments/Rydex SGI (2008 – 2012); Managing Director, Lyster Watson (2007 – 2008); President and Chief Executive Officer, Fletcher Financial Group Inc. (2004 – 2007); Chief Marketing Officer, Executive Vice President, Van Eck Global (1992 – 2004).	9	Valkyrie ETF Trust II; Tortoise Energy & Infrastructure Interval Fund
Andrew J. Iseman (1964)	Trustee; Indefinite; Since October 2024	Member, Governing Council, Independent Directors Council (since 2024); Adjunct Faculty, Rockhurst University (2018); Chief Executive Officer, Scout Investments (2010 – 2018); Chief Operating Officer, RK Capital Management (2009 – 2010); Chief Operating Officer,Janus Capital Group (2007 – 2008); Senior Vice President, INTECH (2005 – 2007); Vice President of Investment Operations, Janus Capital Group (2003 – 2005); Chief Operating Officer, Berger Financial Group (1996 – 2003); Product Manager, DST Systems (1993 – 1996); Senior Compliance Examiner, FINRA (1987 – 1993).	10	Pacific Select Fund; Tortoise Energy Infrastructure Corporation; Tortoise Energy & Infrastructure Interval Fund
John C. Maxwell (1963)	Trustee; Indefinite; Since October 2024	Lead Portfolio Manager, Delaware Ivy Investments/Waddell & Reed/Ivy Investments (2006 – 2021); Analyst and Assistant Portfolio Manager, Delaware Ivy Investments/Waddell & Reed/Ivy Investments (1998 – 2006); Consumer Staples Analyst, Fort Washington Investment Advisors (1995 – 1998); Financial Analyst, Procter & Gamble (1992 – 1995); Engineer in Charge of Construction, Camp David, White House Military Office (1986 – 1990); First Lieutenant, U.S. Army Reserves, Corps of Engineers; CFA designation (since 1998).	9	Tortoise Energy & Infrastructure Interval Fund

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Name and Age(1)	Position(s) Held With Trust, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held
Interested Trustee(3)
Tom Florence (1962)	Trustee; Indefinite; Since October 2024	Chief Executive Officer, Tortoise Capital Advisors, L.L.C. (since 2024); Managing Director, Hamilton Lane (2021 – 2022); Chairman, Chief Executive Officer and Founder, 361 Capital (2009 – 2021); Managing Partner, Black Creek Capital (2003 – 2008); Managing Director, Morningstar Inc. (2000 – 2003); Managing Director, Pilgrim Baxter & Associates (1996 – 2000); Vice President, Fidelity Investments (1991 – 1996); Vice President, Merrill Lynch (1985 – 1991).	10	Tortoise Energy Infrastructure Corporation; Tortoise Energy & Infrastructure Interval Fund
Officers
Tom Florence	President and Chief Executive Officer (Principal Executive Officer); Since October 2024	See above.	—	—
John-Paul Nigro (1984)	Principal Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer); Since 2026	Director of PFO Services, PINE Advisor Solutions LLC (2024 – present); Assistant Vice President, State Street (2010 – 2024).	—	—
Amy Siefer (1977)	Chief Compliance Officer; Since October 2024	Director of Fund CCO Services, PINE Advisor Solutions LLC (2024 – present); Vice President at Citi Fund Services Ohio, Inc. (2012 – 2024).	—	—
Jeffrey Kruske (1975)	Secretary; Since January 2025	General Counsel — Managing Director at Tortoise Capital Advisors L.L.C. (since 2017); General Counsel, Office of the Kansas Securities Commissioner (2011 – 2016); Attorney, Schlagel Gordon & Kinzer, LLC (2009 – 2011); Attorney, Law Office of Jeffrey S. Kruske, P.A. (2002-2009).	—	—

____________

(1)     The address of each Trustee and officer is 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211.

(2)     The term “Fund Complex” refers to all present and future funds advised by the Adviser or its affiliates.

(3)     As a result of his position held with the Adviser or its affiliates, this individual is considered an “interested person” within the meaning of the 1940 Act.

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Trustee Qualifications

In addition to the experience provided in the table above, each Trustee possesses the following qualifications, attributes and skills, each of which factored into the conclusion to invite them to join the Fund’s Board: Ms. Ramirez Schoffman, experience as principal financial and chief compliance officer; Mr. Fletcher, experience as a chief distribution officer and chief marketing officer; Mr. Iseman, experience as a chief executive officer and chief operating officer; and Mr. Maxwell, experience as a portfolio manager.

Other attributes and qualifications considered for each Trustee in connection with their selection to join the Board were their character and integrity and their willingness and ability to serve and commit the time necessary to perform the duties of a Trustee for the Fund. In addition, as to each Trustee other than Mr. Florence, his or her status as an Independent Trustee; and, as to Mr. Florence, his roles with the Adviser were an important factor in his selection as a Trustee. No experience, qualification, attribute or skill was by itself controlling.

Mr. Florence serves as Chairman of the Board. Mr. Florence is an “interested person” of the Fund within the meaning of the 1940 Act. The appointment of Mr. Florence as Chairman reflects the belief that his experience and familiarity with the Fund’s day-to-day operations and the individuals with responsibility for the Fund’s management and operations provides the Board with insight into the Fund’s business and activities and, with his familiarity with the Fund’s administrative support, facilitates the efficient development of meeting agendas that address the Fund’s business, legal and other needs and the orderly conduct of meetings of the Board.

The discussion of the Trustees’ experience and qualifications is pursuant to SEC requirements, does not constitute holding out the Board or any Trustee as having special expertise, and shall not impose any greater responsibility or liability on any such Trustee or the Board by reason thereof.

Trustee and Management Ownership of Fund Shares

The following table shows the dollar range of Fund shares beneficially owned by the Trustees as of December 31, 2025.

Name	Dollar Range of Fund Shares Beneficially Owned Per Fund (None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, Over $100,000)	Aggregate Dollar Range of Shares in All Funds in the Trust
Independent Trustees
Carrie Ramirez Schoffman	None	None
Keith A. Fletcher	None	None
Andrew J. Iseman	None	Over $100,000
John C. Maxwell	None	None
Interested Trustee
Tom Florence	None	None

As of February 28, 2026, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the Fund.

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Board Committees

Audit Committee.    The Trust has an Audit Committee, which is comprised of the Independent Trustees. Carrie Ramirez Schoffman serves as Chair of the Audit Committee. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent registered public accounting firm concerning the scope of the audit and the auditor’s independence.

Nominating & Governance Committee.    The Trust has a Nominating & Governance Committee, which is comprised of the Independent Trustees. Andrew J. Iseman serves as Chair of the Nominating & Governance Committee. The Nominating & Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.

The Nominating & Governance Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees. Recommendations for consideration by the Nominating & Governance Committee should be sent to the Secretary of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis. The Nominating & Governance Committee’s procedures with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws.

Distribution and Brokerage Committee.    The Distribution and Brokerage Committee provides oversight with respect to the distribution of shares of the Fund including services of the Distributor. The Committee also oversees matters relating to the use of brokerage commissions and placement of portfolio transactions. Keith A. Fletcher serves as Chair of the Distribution and Brokerage Committee.

Independent Trustee Compensation

The Independent Trustees each receive an annual retainer of $75,000. In addition, Independent Trustees will receive $5,000 for each in-person Board of Trustees meeting attended and $2,500 for each meeting attended telephonically.

The Lead Independent Trustee and the Chairman of the Audit Committee will also receive supplemental annual retainers of $10,000 and $7,500, respectively.

Name of Person/Position	Aggregate Compensation From the Fund(1)	Pension or Retirement Benefits Accrued as Part of Funds’ Expenses ($)	Estimated Annual Benefits Upon Retirement ($)	Total Compensation from Fund and Fund Complex Paid to Trustees(1)
Independent Trustees:
Carrie Ramirez Schoffman	$13,438	—	—	$107,500
Keith A. Fletcher	$12,500	—	—	$100,000
Andrew J. Iseman	$13,750	—	—	$110,000
John C. Maxwell	$12,500	—	—	$100,000

____________

(1)     Estimated for the fiscal year ended November 30, 2026.

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Code of Ethics

The Trust, the Adviser and the Distributor have each adopted Code of Ethics under Rule 17j-1 of the 1940 Act. These codes permit, subject to certain conditions, personnel of the Trust, Adviser and Distributor to invest in securities that may be purchased or held by the Fund. The codes of ethics are on public file with, and are available from, the SEC.

Proxy Voting Procedures

The Fund and the Adviser have adopted proxy voting policies and procedures (“Proxy Policy”), which the Fund believes are reasonably designed to ensure that proxies are voted in the Fund’s best interests and the shareholders’ best interests. Subject to the oversight of the Board, the Board has delegated responsibility for implementing the Proxy Policy to the Adviser. The Adviser has adopted Glass Lewis’s proxy voting guidelines, which are applied to all Adviser proxy votes at the time proxy votes are submitted. The Adviser will consider additional information that may become available regarding a particular proposal. This additional information may include an issuer’s or a shareholder proponent’s subsequently filed additional definitive proxy materials. Proxies are generally voted in accordance with the Adviser’s proxy voting guidelines; however, the Adviser may opt to override the guidelines if it is decided to be in the best interest of its clients.

The Adviser is responsible for monitoring Fund actions and ensuring that proxies are voted in a timely manner. The Fund is not responsible for voting proxies it does not receive but will make reasonable efforts to obtain missing proxies. The Adviser shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (1) significant client relationships; (2) other potential material business relationships; and (3) material personal and family relationships. In the absence of contrary instructions received from the applicable Investment Committee of the Adviser, or a Managing Director of the Adviser designated by the Investment Committee, all proxies will be voted in accordance with the referenced Glass Lewis guidelines. The Fund may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

If a request for proxy presents a conflict of interest between the shareholders on the one hand, and the Adviser, the principal underwriters, or any affiliated persons of the Fund, on the other hand, management may (i) disclose the potential conflict to the Board of Trustees and obtain consent; (ii) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions; (iii) abstain from voting the proxies; or (iv) use an independent third-party recommendation. The Adviser will document the rationale for any proxy voted contrary to the proxy voting guidelines. Such information will be maintained as part of the recordkeeping requirements.

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Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund. As of the date of this SAI, the following shareholders were considered to be either a control person or a principal shareholder of the Fund:

A Class

Name and Address	% Ownership	Type of Ownership
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	77.39%	Record
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-2010	8.47%	Record
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.49%	Record

Institutional Class

Name and Address	% Ownership	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-2010	17.94%	Record
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	15.51%	Record
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	15.42%	Record
WELLS FARGO BANK NA FBO CASH CASH XXXX0 PO BOX 1533 MINNEAPOLIS MN 55480-1533	12.66%	Record
MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6486	8.35%	Record

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Name and Address	% Ownership	Type of Ownership
JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0003	6.62%	Record
GOLDMAN SACHS & CO LLC C/O MUTUAL FUND OPS 222 SOUTH MAIN STREET SALT LAKE CITY UT 84101-2174	5.46%	Record

C Class

Name and Address	% Ownership	Type of Ownership
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	35.02%	Record
MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6486	17.49%	Record
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	14.84%	Record
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-2010	8.30%	Record
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.16%	Record

____________

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Investment Advisory and Other Services

Investment Adviser

Our investment adviser is Tortoise Capital Advisors, L.L.C. (previously defined as the “Adviser”), a registered investment adviser specializing in energy investing across the energy value chain, including infrastructure and MLPs.

Our Adviser is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”), a private equity firm that invests in growth-oriented companies, and is an indirectly wholly-owned subsidiary of Tortoise Parent Holdco LLC (“Tortoise”). A vehicle formed by Lovell Minnick owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise. Our Adviser is located at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. As of February 28, 2026, our Adviser had approximately $10.4 billion in assets under management in the energy sector.

Pursuant to an Investment Advisory Agreement, the Adviser, subject to overall oversight by the Board, manages our investments. The Adviser regularly provides us with investment research advice and oversight and will furnish continuously an investment program for us, consistent with our investment objective and policies.

Distribution of Fund Shares

The Trust has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), Three Canal Plaza, Suite 100, Portland, Maine 04101, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares on a best efforts basis. The offering of the Fund’s shares is continuous. The Distributor is a registered broker-dealer and member of FINRA.

The Distribution Agreement has an initial term of two years from its effective date and will continue in effect thereafter for successive one-year periods only if such continuance is specifically approved by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Agreement. The Distribution Agreement is terminable without penalty by the Trust, on behalf of the Fund, on no less than 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor on no less than 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.

Other Service Providers

U.S. Bank Global Fund Services (“Fund Services”), located at 615 East Michigan St., Milwaukee, Wisconsin 53202 serves as the Administrator, accounting agent and transfer agent for the Fund.

Fund Services provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust

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and the Fund with applicable laws and regulations; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the investment management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. Pursuant to the Administration Agreement, for its services, Fund Services receives from the Fund a fee computed daily and payable monthly based on the Fund’s average net assets, all subject to an annual minimum fee. Fund Services also acts as Fund Accountant, Transfer Agent and dividend disbursing agent under separate agreements with the Trust.

Quasar Distributors, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, acts as Distributor to the Fund.

Pursuant to a custody agreement between the Trust and U.S. Bank, National Association (“U.S. Bank”), U.S. Bank serves as the custodian of the Fund’s assets (the “Custodian”). Pursuant to the custody agreement, the Custodian receives an annual fee based on the Fund’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to reimbursement for certain out-of-pocket expenses. The Custodian’s address is 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212.

PINE Advisors LLC (“PINE”), located at 501 S. Cherry Street, Suite 610, Denver, Colorado 80246, provides Chief Compliance Officer and Principal Financial Officer services to the Trust pursuant to a services agreement. In consideration for these services, PINE is paid a monthly fee out of the assets of the Trust. The Trust also reimburses PINE for certain out-of-pocket expenses.

Legal Counsel

Vedder Price P.C., located at 222 N. LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Trust. Morrison & Foerster, LLP, located at 4200 Republic Plaza, Denver, Colorado 80202, serves as legal counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, located at Two Liberty Place 50 S. 16th Street, Philadelphia, Pennsylvania 19102, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements and the performance of related compliance tax services.

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Distribution (Rule 12b-1) Plan

The Fund has adopted a distribution plan for A Class, C Class and T Class shares pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Fund pays a fee to the Distributor for distribution and/or shareholder services (the “Distribution and Servicing Fee”) at an annual rate of 0.25% of the average daily NAV of the A Class shares, 1.00% of the average daily NAV of the C Class shares and 0.25% of the average daily NAV of the T Class shares. The 12b-1 Plan provides that the Distributor may use all or any portion of such Distribution and Servicing Fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the 12b-1 Plan, or to provide certain shareholder services. For C Class shares, 0.25% of the 1.00% fee may be paid for the provision of shareholder services and the remaining amount will be used for distribution expenses. The 12b-1 Plan is intended to benefit the Fund by increasing its assets and thereby reducing the Fund’s expense ratio. T Class Shares did not incur Rule 12b-1 fees during the fiscal year ended November 30, 2025, as the shares were not available for purchase.

The Distribution and Servicing Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred. Because the Distribution and Servicing Fee is not directly tied to expenses, the amount of distribution fees paid by A Class, C Class and T Class shares during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Distributor may use the Distribution and Servicing Fee to pay for services covered by the 12b-1 Plan including, but not limited to, advertising; compensating underwriters, dealers and selling personnel engaged in the distribution of Fund shares; reimbursing for up-front sales commissions; the printing and mailing of prospectuses, statements of additional information and reports; the printing and mailing of sales literature pertaining to the Fund; and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

The 12b-1 Plan provides that it will continue from year to year upon approval by the majority vote of the Board, including a majority of the Independent Trustees cast in person at a meeting called for that purpose, provided that such trustees have made a determination that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and its shareholders. It is also required that the Independent Trustees, select and nominate all other trustees who are not “interested persons” of the Fund. The 12b-1 Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Fund shares outstanding. All material amendments to the 12b-1 Plan or any related agreements must be approved by a vote of a majority of the Board and the Independent Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The 12b-1 Plan requires that the Distributor provide to the Board, at least quarterly, a written report on the amounts and purpose of any payment made under the 12b-1 Plan. The Distributor is also required to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the 12b-1 Plan should be continued.

As noted above, the 12b-1 Plan provides for the ability to use Fund assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators, and other service providers to finance any activity that is principally intended to result in the sale of Fund shares (distribution services) and for the provision of personal services to shareholders. The payments made by the Fund to financial intermediaries are based primarily on the dollar amount of assets invested in the Fund through the financial intermediaries. These financial intermediaries

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may pay a portion of the payments that they receive from the Fund to their investment professionals. In addition to the ongoing asset-based fees paid to these financial intermediaries under the 12b-1 Plan, the Fund may, from time to time, make payments under the 12b-1 Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Fund for their employees. In addition, the Fund may make payments under the 12b-1 Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Fund is discussed.

In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms and with an agreement in place with the Distributor or its affiliates, the Distributor may use all or a portion of the Distribution and Servicing Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets (see “Marketing Support Payments”).

Marketing Support Payments

The Adviser, out of its own profits and resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation (“Support Payments”) to certain financial intermediaries who sell and/or promote the sale of shares of the Fund, including an affiliated broker-dealer. Subject to and in accordance with the terms of the Fund’s prospectus and the Distribution and/or Service Plan (as applicable) adopted by resolution of the Trust’s Board, and specifically the “Payments to Financial Intermediaries” section of the Fund’s prospectus, the Adviser may make Support Payments to such financial intermediaries related to marketing/distribution support, shareholder servicing, sales meetings, inclusion on sales lists (including a preferred or select sales list) and participation in sales programs.

The Adviser has agreements with several firms to pay such Support Payments, which are calculated in three ways: (1) as a percentage of net sales; (2) as a percentage of net assets; and (3) as a flat fee.

The possibility of receiving, or the receipt of, such Support Payments as described above may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sales of shares of mutual funds (or non-mutual fund investments) that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to mutual funds.

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Portfolio Managers

The Fund is managed by the portfolio management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below. Each member of the portfolio management team has served as portfolio manager since the Fund’s inception.

Primary responsibility for the day-to-day management of our investment portfolio is the joint responsibility of a team of portfolio managers consisting of Matthew Sallee, CFA, Brian Kessens, CFA, James Mick, CFA and Robert Thummel. The investment committee of the Adviser, comprised of these portfolio managers, provides investment strategy oversight to the portfolio management team who implements the strategy. While responsibility for monitoring, review, and analysis of individual securities is spread among various individual members of the portfolio management team, all portfolio management decisions and reviews are based on a team approach. Each of Messrs. Sallee, Kessens, Mick and Thummel has an employment-related agreement with the Adviser and receives base compensation for the services he provides. They are also eligible for an annual discretionary cash bonus based on the Adviser’s earnings and the satisfaction of certain other conditions. The Adviser’s earnings are based in part on the value of assets held in our portfolio. Additional benefits received by Messrs. Sallee, Kessens, Mick and Thummel are normal and customary employee benefits generally available to all full-time employees.

The following table provides information regarding other accounts managed by each portfolio manager, excluding the Fund, including information regarding the number of managed accounts that pay a performance fee, as of November 30, 2025:

Name of Manager	Account Category	# of Accounts	Total Assets of Accounts (in millions)	# of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Matthew G.P. Sallee
	Registered investment companies	5	$2,046,908,275	—	—
	Other pooled investment vehicles	1	$67,643,340	—	—
	Other accounts	337	$3,015,807,577	8	$957,067,560
Brian A. Kessens
	Registered investment companies	4	$2,012,200,181	—	—
	Other pooled investment vehicles	1	$67,643,340	—	—
	Other accounts	337	$3,015,807,577	8	$957,067,560
James R. Mick
	Registered investment companies	5	$2,046,908,275	—	—
	Other pooled investment vehicles	1	$67,643,340	—	—
	Other accounts	337	$3,015,807,577	8	$957,067,560
Robert J. Thummel, Jr.
	Registered investment companies	5	$2,046,908,275	—	—
	Other pooled investment vehicles	1	$67,643,340	—	—
	Other accounts	337	$3,015,807,577	8	$957,067,560

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Securities Ownership of Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2025:

Portfolio Manager	Aggregate Dollar Range of Holdings in the Registrant
Brian A. Kessens	None
James R. Mick	$100,000 – $500,000
Matthew G.P. Sallee	$50,001 – $100,000
Robert J. Thummel, Jr.	$100,000 – $500,000

Potential Conflicts of Interest Involving the Adviser and Portfolio Manager Compensation

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Fund has no interest. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Fund. Any of the Adviser’s or its affiliates’ proprietary accounts and other customer accounts may compete with the Fund for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Fund, even though their investment objectives may be the same as, or similar to, our objective. Certain of the funds and accounts managed by our Adviser may invest in the equity securities of a particular company, while other funds and accounts managed by the Adviser may invest in the debt securities of the same company.

The Adviser has written allocation policies and procedures that it will follow in addressing any conflicts. When two or more clients advised by our Adviser or its affiliates seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with each client’s investment objectives and the Adviser’s procedures.

From time to time, our Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The Adviser’s management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Adviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuously short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Adviser has adopted various policies to mitigate these conflicts, including policies that require the Adviser to avoid favoring any account, and that prohibit client and proprietary accounts from engaging in short sales with respect to individual stocks held long in client accounts. The Adviser’s policies also require transactions in proprietary accounts to be placed after client transactions.

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Portfolio Transactions

The Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, the Adviser will initially consider their ability to execute transactions at the most favorable prices and lowest overall execution costs, while also taking into consideration other relevant factors, such as, the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, and the quality of execution and custodial services. The determinative factor is not necessarily the lowest possible transaction cost, but whether the transaction represents the best qualitative execution for the client account. Because the Adviser considers all of the factors described above and not just commission cost, commission rates on some transactions may be higher than the lowest available commission rate charged by another broker-dealer for executing the same transaction. The Adviser does not utilize any third-party “soft dollar” arrangements. The Adviser receives unsolicited research from some of the brokers with whom it places trades on behalf of clients; however, the Adviser has no arrangements or understandings with such brokers regarding receipt of research in return for commissions. While the Adviser may review certain of the research received, the Adviser does not consider this research when selecting brokers to execute client transactions. The Adviser does not put a specific value on unsolicited research, nor does the Adviser attempt to estimate and allocate the relative costs or benefits among its clients. Research services may include reports on energy companies, the market, the economy and other general widely distributed research and may be used by the Adviser in servicing all funds and accounts managed by the Adviser, including the Fund. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

The Fund may, from time to time, enter into arrangements with placement agents in connection with direct placement transactions. In evaluating placement agent proposals, the Adviser will consider each broker’s access to issuers of energy company securities and experience in the energy market, particularly the direct placement market. In addition to these factors, the Adviser will consider whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate us to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.

The Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting an investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers and dealers who also provide research or statistical material or other services to the Adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser will report on said allocations regularly to the Board, indicating the brokers to whom such allocations have been made and the basis therefor.

Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by FINRA and the SEC. Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of the Fund and/or client accounts.

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Purchase and Redemption of Fund Shares

Purchase of Shares

Shares of the Fund are sold in a continuous offering and may be purchased on any business day from the Fund. The Fund may also authorize one or more financial intermediaries to accept purchase orders (an “Authorized Intermediary”). Authorized Intermediaries are authorized to designate other Authorized Intermediaries to accept orders on the Fund’s behalf. An order is deemed to be received when the Fund or an Authorized Intermediary accepts the order.

Orders received by the Fund or an Authorized Intermediary by the close of trading on the NYSE (generally 4:00 p.m., Eastern time) on a business day will be processed at the applicable price determined as of the close of trading on the NYSE on that day. Otherwise, the orders will be processed at the next determined NAV.

Orders received by financial intermediaries that are not Authorized Intermediaries, will be processed at the applicable price next calculated after the Transfer Agent receives the order from the financial intermediary.

Purchase Requests Must be Received in Good Order

“Good order” means that your purchase request includes:

1.    The name of the Fund you are investing in;

2.    The dollar amount of shares to be purchased;

3.    The class of shares to be purchased;

4.    Your Account Application or investment stub; and

5.    A check payable to the name of the Fund or a wire transfer received by the Fund.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or in certain other circumstances where the Chief Compliance Officer and Anti-Money Laundering Officer for the Trust both conclude that such sale is appropriate and is not in contravention of United States law.

Redemption of Shares

In general, orders to sell or “redeem” shares may be placed directly with the Fund or through a financial intermediary. You may redeem all or part of your investment in the Fund’s shares on any business day that the Fund calculates its NAV. It is the financial intermediary’s responsibility to transmit orders timely to the Fund.

Redemption Requests Must be Received in Good Order

Your share price will be based on the next NAV per share calculated after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order. A redemption request will be deemed in “good order” if it includes:

1.    The shareholder’s name;

2.    The name of the Fund;

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3.    The account number;

4.    The share or dollar amount to be redeemed;

5.    The class of shares to be redeemed; and

6.    Signatures by all shareholders on the account (with signature(s) guaranteed, if applicable).

Unless you instruct the Transfer Agent otherwise, redemption proceeds will be sent to the address of record. The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.

A signature guarantee of each owner is required in the following situations:

1.    If ownership is changed on your account;

2.    When redemption proceeds are payable or sent to any person, address or bank account not on record;

3.    When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; or

4.    For all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. Signature guarantees, from either a Medallion program member or a non-Medallion program member, can be obtained from banks and securities dealers, but not from a notary public.

The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption-In-Kind

Under normal circumstances, the Fund does not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in-kind redemption requests during any 90-day period in excess of the lesser of $250,000 or 1% of the net assets of the Fund, valued at the beginning of such period. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. The Fund potentially could distribute MLP interests. The tax reporting of MLP investments may be more complicated than the income tax reporting for stock and debt investments in that you would receive a K-1, the income or loss would be subject to the passive activity loss limitation provisions in the case of an individual or other non-corporate owners, and you may be subject to state income tax filings and unrelated business income tax.

Cancellations and Modifications

The Fund will not accept a request to cancel or modify a written transaction once processing has begun.

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Determination of Net Asset Value

NAV for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such Exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

The Fund’s assets are generally valued at their market price on the valuation date and are based on valuations provided by independent pricing services consistent with the Trust’s valuation policies. Pursuant to Rule 2a-5 under the 1940 Act, the Adviser has been designated by the Board as the valuation designee for the Fund and has been delegated the responsibility for making good faith, fair value determinations with respect to the Fund’s portfolio securities. When market prices are not readily available, or believed by the Adviser to be unreliable, a security or other asset is valued at its fair value by the Adviser as determined under fair value pricing procedures approved by the Board. The Board reviews, no less frequently than annually, the adequacy of the Fund’s policies and procedures and the effectiveness of their implementation. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board will regularly evaluate whether the Trust’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities traded on a securities exchange for which a last-quoted sales price is readily available will be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on Nasdaq will be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will be valued at the last bid, ask or mean between the bid and the ask price, as determined by the Adviser and disclosed in the notes of the annual report. Equity securities traded in the over-the-counter market (“OTC”) market in which no last sales price is available will be valued at the average of the last bid prices obtained from two or more dealers unless there is only one dealer, in which case that dealer’s last bid price is used.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the Exchange is open may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of the Fund’s fair value methodology. The Fund may hold portfolio securities, such as those traded on foreign exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

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Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends and Distributions.”

General Policies.    The Fund expects to distribute distributable cash flow, if any at least quarterly. The Fund will also distribute net capital gains, if any, at least annually, typically during the fourth calendar quarter. The Fund may make additional distributions if deemed to be desirable at other times during the year. The Fund intends to make distributions that generally reflect the long-term expected total return of the MLP and energy infrastructure investments in which it invests, calculated so that its quarterly distribution of all classes of its shares results in similar yields after adjustment for class-specific expenses.

The Fund will receive income in the form of dividends and interest earned on its investments in securities or, for the Fund that invests in MLP companies, operational income from its investments in securities of MLP companies. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders. The amount of the Fund’s distributions is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed, and is subject to the discretion of the Board. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

Due to the tax treatment under current law of cash distributions made by MLPs in which the Fund invests, a portion of the distributions the Fund anticipates making may consist of tax-deferred return of capital. To the extent that distributions exceed the Fund’s earnings and profits, distributions are generally not treated as taxable income for the investor. Instead, Fund shareholders will experience a reduction in the basis of their shares, which may increase the capital gain or reduce capital loss realized upon the sale of such shares. Thus, if all or a portion of a distribution payment made by the Fund amounts to a return of capital, the Fund would be required to provide a written notice to that effect.

The Fund may also derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (to the extent not offset by any capital loss carryovers), although a distribution from capital gains, will be distributed to shareholders with and as a part of the distributions of net investment income giving rise to ordinary income. If during any year the Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax adviser.

Any distribution paid by the Fund reduces that Fund’s NAV per share on the date paid by the amount of the distribution per share. Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of principal (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Distributions will be automatically reinvested in additional common shares, unless the shareholder specifically has indicated otherwise. Investors have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent in writing at 615 East Michigan Street Milwaukee, Wisconsin 53202 or by telephone at 1-855-TCA-FUND (855-822-3863). However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the written request.

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Certain U.S. Federal Income Tax Considerations

The following is a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the summary in the Prospectus. The discussion reflects applicable U.S. federal income tax laws as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax considerations affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including applicable federal, state, local and foreign tax consequences to them or the effect of possible changes in tax laws.

In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Fund as part of a hedging, integrated, conversion or straddle transaction or constructive sale, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, investor with “applicable financial statements” within the meaning of section 451(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or Non-U.S. holder (except as otherwise provided below). Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the Fund’s shares are held by U.S. persons and that such shares are held as capital assets.

A U.S. holder is a beneficial owner of the shares of the Fund that is for U.S. federal income tax purposes:

•        a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•        a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•        a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

Regulated Investment Company Status.    The Fund will seek to qualify for treatment as a RIC under the Code. Provided that for each taxable year the Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least an amount equal to the sum of 90% of the Fund’s investment company taxable income for such year (which includes the

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excess of net short-term capital gains over net long-term capital losses), computed without regard to the dividends-paid deduction, and 90% of its net tax-exempt interest income for such year (the “Distribution Requirement”), the Fund itself generally will not be subject to federal income taxes to the extent the Fund’s income, including the Fund’s net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses), is distributed to the Fund’s shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s business of investing in stock, securities, foreign currencies and net income from interests in qualified publicly traded partnerships, generally including MLPs and certain LLCs (the “90% Test”). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships, generally including MLPs and certain LLCs (the “Asset Test”).

For purposes of the 90% Test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships and LLCs that are not publicly traded partnerships and that have not elected to be classified as corporations under applicable regulations) will generally pass through to the Fund. Consequently, in order to qualify as a RIC, the Fund may be required to limit its equity investments in such entities if it earns income that is nonqualifying income for purposes of the 90% Test.

If the Fund fails to satisfy the 90% Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, although if certain requirements are met distributions may be eligible for the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income for noncorporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund fails to qualify as a RIC for a period longer than two taxable years, it would generally be required to pay the Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if they determine such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

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For each year, the Fund intends to distribute substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and any realized net capital gain (after taking into account any capital loss carryovers). If the Fund failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described above.

If the Fund meets the Distribution Requirement but retains some or all of its income or gains, the Fund will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares in the Fund by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute (and is not deemed to distribute) to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Fund and subject to corporate income tax will be considered to have been distributed. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, but can make no assurances that all such tax liability will be eliminated.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to offset capital gains in future years. The Fund is permitted to carry net capital losses forward indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Under section 163(j) of the Code, the amount of business interest that a taxpayer can deduct for any year is generally limited to the taxpayer’s (i) business interest income (which is the amount of interest includible in the gross income of the taxpayer which is properly allocable to a trade or business, but does not include investment income) plus (ii) 30% of adjusted taxable income (but not less than zero) plus (iii) floor plan financing interest. The IRS has issued regulations clarifying that all interest expense and interest income of a RIC is treated as properly allocable to a trade or business for purposes of the limitation on the deductibility of business interest. As a result, this limitation may impact the Fund’s ability to use leverage (e.g., borrow money, issue debt securities, etc.). Shareholders of the Fund may also be subject to this limitation. The Fund is permitted to pass-through its net business interest income (generally the Fund’s business interest income less applicable expenses and deductions) as a “section 163(j) interest dividend.” The amount passed through to shareholders is considered interest income and can be used

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to determine such shareholder’s business interest deduction under Code section 163(j), if any, subject to holding period requirements and other limitations. The Fund may choose not to report such section 163(j) interest dividends.

Taxation of U.S. Holders.    Distributions of net capital gains (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that the Fund reports to a U.S. holder as capital gain dividends are taxable as long-term capital gains, regardless of how long such U.S. holder has owned the shares. Long-term capital gains are generally taxed to noncorporate U.S. holders at rates of up to 20%. All other dividends of the Fund (including dividends from net short-term capital gains) to the extent of their current or accumulated earnings and profits are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

Subject to certain limitations and requirements, including holding period requirements, dividends reported by the Fund as qualified dividend income will be taxable to noncorporate U.S. holders at rates of up to 20%. In general, dividends may be reported by the Fund as qualified dividend income if they are paid from dividends received by the Fund on common and preferred stock of U.S. companies or on stock of certain eligible foreign corporations, provided that certain holding period and other requirements are met by the Fund with respect to the dividend-paying stocks in its portfolio. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States or in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. “Passive foreign investment companies” (described below) are not qualified foreign corporations for this purpose. A noncorporate U.S. holder must also meet certain holding period and other requirements with respect to its shares in the Fund to be eligible to treat amounts as qualified dividend income.

Certain dividends received by the Fund on stock of U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (i) as to which the Fund has met certain holding period requirements and (ii) that is held in an unleveraged position) may be eligible for the dividends-received deduction generally available to corporate U.S. holders under the Code, provided such dividends are also appropriately reported as eligible for the dividends-received deduction by the Fund. In order to qualify for the dividends-received deduction, corporate U.S. holders must also meet minimum holding period requirements with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. A corporate U.S. holder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. The Fund’s investment strategies may significantly limit its ability to distribute dividends eligible for the dividends-received deduction for corporations.

The Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to U.S. holders. If the Fund participates in a securities lending transaction and receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income. In addition, dividends attributable to such income will not be eligible for the dividends-received deduction for corporate U.S. holders.

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Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to U.S. holders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by U.S. holders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, U.S. holders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

Fund distributions, if any, that exceed the Fund’s current or accumulated earnings and profits may be treated as a return of capital to U.S. holders. A return of capital distribution generally will not be taxable but will reduce a U.S. holder’s cost basis and result in a higher capital gain or lower capital loss when the Fund shares on which the distribution was received are sold. After a U.S. holder’s basis in the Fund shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

Distributions that are reinvested in additional shares of the Fund will be taxable to U.S. holders to the same extent as if such distributions had been received in cash.

The U.S. holders will be notified annually by the Fund as to the federal tax characterization of all distributions made by the Fund. Distributions may be subject to state and local taxes.

U.S. individuals with income exceeding certain threshold amounts ($250,000 if married and filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which generally includes interest, dividends, and capital gains (including capital gains realized on the sale, redemption or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of such U.S. holder’s investment.

U.S. holders who have not held Fund shares for a full year should be aware that the Fund may report and distribute to a U.S. holder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the U.S. holder’s period of investment in the Fund.

A sale or redemption of shares by a U.S. holder may give rise to a gain or loss. The difference between the selling or redemption price and the U.S. holder’s tax basis for the shares sold or redeemed generally determines the amount of the gain or loss realized on the sale, redemption or exchange of Fund shares. The tax basis of Fund shares acquired by purchase will generally be based on the amount paid for Fund shares and then may be subsequently adjusted for other applicable transactions as required by the Code. Contact the broker through whom you purchased your Fund shares to obtain information with respect to the available basis reporting methods and elections for your account.

In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as capital gain or loss if the Fund shares are capital assets in the U.S. holder’s hands, and will be long-term capital gain or loss if the Fund shares have been held for more than one year, and short-term capital gain or loss if the Fund shares are held for one year or less. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term,

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rather than short-term, to the extent of any amounts treated as distributions to the U.S. holder of long-term capital gain with respect to the Fund shares (including any amounts credited to the U.S. holder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if substantially identical shares of the Fund or other substantially identical stock or securities are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitation under the Code.

Taxation of Fund Investments.    The Fund may invest in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a RIC must derive 90% of its gross income. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which the Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, the Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income and excise taxes. Distributions to the Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If the Fund’s basis is reduced to zero, distributions will constitute capital gain for federal income tax purposes.

Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, (i) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not be included in the sources of income from which a RIC must derive at least 90% of its gross income each year. These rules could therefore affect the character, amount and timing of distributions to U.S. holders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve its qualification for treatment as a RIC.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income it is required to accrue, to

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qualify as a RIC and avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original-issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Fund elects to include the market discount in taxable income as it accrues.

The Fund’s investment in lower rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Fund’s investments in options may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income and loss or capital gain and loss or whether capital gains and losses are long-term or short-term in nature, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Fund. It is anticipated that any net gain realized from the lapse or closing out of options contracts will be considered qualifying income for purposes of the 90% Test.

If any Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, such Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. No Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of a 4% excise tax that can be imposed if the Fund fails to meet certain calendar year distribution requirements contained in the Code. Dividends paid by PFICs are not treated as qualified dividend income.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to any investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that U.S. holders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for any such taxes on their own tax returns.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt

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securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to the U.S. holders as ordinary income.

Backup Withholding.    The Fund may be required to withhold federal income tax at a rate of 24% from all distributions and redemption proceeds payable to U.S. holders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified (or the Fund has been notified) by the IRS that they are subject to backup withholding. Corporate U.S. holders and certain other U.S. holders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is timely furnished to the IRS.

Non-U.S. Holders.    Non-U.S. holders are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. Gains realized Non-U.S. holders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Non-U.S. holders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if a Non-U.S. holder is engaged in a trade or business within the United States. In addition, the tax consequences to a Non-U.S. holder entitled to claim the benefits of a tax treaty may be different than those described above.

The 30% withholding tax also will not apply to dividends that the Fund elects to report as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. The Fund may choose not to make such elections even if they are otherwise available. In the case of Fund shares held through a broker, the broker may withhold even if the Fund reports a payment as an interest-related dividend or a short-term capital gain dividend. Non-U.S. holders should contact their brokers with respect to the application of these rules to their accounts.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and redemption proceeds. The Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable laws or regulations. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

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Pursuant to proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemptions of stock). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization.

A beneficial holder of Fund shares who is a Non-U.S. holder may be subject to foreign, state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a Non-U.S. holder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment or fixed base maintained by the shareholder in the United States.

Certain Potential Tax Reporting Requirements.    Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Call Options.    The Fund’s covered call options generally will be treated as options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is short-term capital gain to us. If the Fund enters into a closing transaction, the difference between the amount paid to close out the Fund’s position and the premium received for writing the option is short-term capital gain or loss. If a call option written by us is cash settled, any resulting gain or loss will generally be short-term capital gain or loss.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by us from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

To the extent that any of the Fund’s positions constitute tax straddles which do not qualify as a “qualified covered call” under Section 1092(c)(4), the impact upon the Fund’s income taxes will include: dividends received on the long common stock leg of the straddle may not be eligible for distributions that qualify as “qualified dividend income” or for the corporate dividends received deduction, the Fund will generally realize short-term gain or loss on the long common stock leg

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of the straddle (to the extent losses are not otherwise deferred) and, realized losses on either the long common stock or the written (short) option legs of the straddle may be deferred for tax purposes to the extent that both legs of the straddle are not closed within the same tax year.

In general, a “qualified covered call option” is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with granting the option which meets certain requirements, including: the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of Section 1092), is not granted by an options dealer (within the meaning of Section 1256(g)(8)) in connection with the option dealer’s activity of dealing in options, and gain or loss with respect to such option is not ordinary income or loss. Provided the Fund’s covered calls meet the definition of qualified covered call options and are not part of a larger straddle, the general tax straddle holding period termination rules will not apply. As a result, dividend income received with respect to the long common stock leg of the straddle may be eligible for qualified dividend income and corporate dividends received deduction treatment (assuming all other relevant requirements are met). In addition, the general tax straddle rules requiring loss deferral and the capitalization of certain interest expense and carrying charges will not apply. Qualified covered call option positions are, however, subject to special rules in the case of options which are in-the-money (but still not “deep-in-the-money”) or for positions which are closed near year end (and not within the same year end).

The Fund may enter into transactions that would be treated as “Section 1256 Contracts” under the Code. In general, the Fund would be required to treat any Section 1256 Contracts as if they were sold for their fair market value at the end of the Fund’s taxable year, and would be required to recognize gain or loss on such deemed sale for federal income tax purposes even though the Fund did not actually sell the contract and receive cash. Forty percent of such gain or loss would be treated as short-term capital gain or loss and sixty percent of such gain or loss would be treated as long-term capital gain or loss.

The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are section 1256 contracts. The Company may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60 percent long-term and 40 percent short-term capital gain or loss if attributable to the section 1256 contract positions, or all short-term capital gain or loss if attributable to the non-section 1256 contract positions.

The Fund’s transactions in options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by us (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to us and may defer the Fund’s losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require us to mark-to-market certain types of the positions in the Fund’s portfolio (i.e., treat them as if they were closed out), and (b) may cause us to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement for qualifying to be taxed as a RIC and the distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in the Fund’s books and records in order to mitigate the effect of these rules and prevent the Fund’s disqualification from being taxed as a RIC.

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Other Issues.    The Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from the federal tax treatment.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations based on federal tax laws and regulations that are in effect on the date of this SAI as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their own tax advisers regarding specific questions as to U.S. federal, foreign, state and local income or other taxes based on their particular circumstances.

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Financial Information

The Fund’s audited financial statements for the fiscal period ended November 30, 2025, including the notes thereto and the report of Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm, included in the Fund’s Annual Report are incorporated into this SAI by reference.

The Fund has adopted the financial statements of Tortoise Energy Infrastructure Total Return Fund (the “Predecessor Fund”). The Predecessor Fund’s audited financial statements for the periods prior to November 30, 2025, including the notes thereto and the report of Ernst & Young LLP, the Predecessor Fund’s independent registered public accounting firm, included in the Predecessor Fund’s Annual Report are incorporated into this SAI by reference.

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Appendix A

Standard & Poor’s Corporation

DESCRIPTION OF CREDIT RATINGS

A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
2.	Nature of and provisions of the obligation; and
3.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

AAA	Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A

Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

A-1

Speculative Grade Rating

Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB

Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB” rating.

B

Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB” rating.

CCC

Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B” rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” debt rating.
C

The rating “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating “CI” is reserved for income bonds on which no interest is being paid.
D

Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent

A-2

to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r

The letter “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L

The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1

This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

*Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

A-3

Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only speculative capacity for timely payment.
C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D

Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A-3

A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Preferred Securities

AAA	This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
AA

A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A

An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB

An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB

As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service, Inc.

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Debt

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

Aaa

Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa

Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A-4

A

Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Ba

Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba, B, Caa, Ca, and C Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (—) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P)

When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

Short-Term Loans

MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.
MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
MIG 3/VMIG 3

This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4

This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G.	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

A-5

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•        Leading market positions in well-established industries.

•        High rates of return on Fund employed.

•        Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•        Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•        Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Preferred Securities Ratings

aaa	Preferred stocks which are rated “aaa” are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
aa

Preferred stocks which are rated “aa” are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a

Preferred stocks which are rated “a” are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa

Preferred stocks which are rated “baa” are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba

Preferred stocks which are rated “ba” are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

A-6

TORTOISE AI INFRASTRUCTURE ETF

Ticker Symbol: TCAI

Exchange: New York Stock Exchange

TORTOISE ELECTRIFICATION INFRASTRUCTURE ETF

(formerly Tortoise Essential Energy Fund)

Ticker Symbol: TPZ

Exchange: New York Stock Exchange

TORTOISE ENERGY ETF

(formerly Tortoise Energy Fund)

Ticker Symbol: TNGY

Exchange: New York Stock Exchange

TORTOISE GLOBAL WATER ETF

(formerly Tortoise Global Water Fund)

Ticker Symbol: TBLU
Exchange: New York Stock Exchange

TORTOISE NORTH AMERICAN PIPELINE ETF

(formerly Tortoise American Pipeline Fund)

Ticker Symbol: TPYP
Exchange: New York Stock Exchange

Statement of Additional Information Tortoise Capital Series Trust March 30, 2026

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of Tortoise AI Infrastructure ETF (“AI Infrastructure ETF”), Tortoise Electrification Infrastructure ETF (“Electrification Infrastructure ETF”), Tortoise Energy ETF (“Energy ETF”), Tortoise Global Water ETF (“Global Water ETF”) and Tortoise North American Pipeline ETF (“North American Pipeline ETF”) (each, a “Fund” and collectively, the “Funds”) dated March 30, 2026. A copy of each Fund’s prospectus (the “Prospectus”) may be obtained at no charge by calling the Fund at (855) 994-4437.

You may obtain a copy of each Fund’s annual and semi-annual reports, when available, at no charge by contacting the Fund at the address or phone number noted above.

S-i

The Trust and the FundS

Tortoise Capital Series Trust (the “Trust”) was organized as a Maryland statutory trust on August 13, 2024. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds are separate series of the Trust that operate as exchange traded funds (“ETFs”). The continuous offering of each Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The Board of Trustees of the Trust (the “Board” or “Board of Trustees”) has the right, without shareholder approval, to establish additional series in the future; to determine the preferences, voting powers, rights and privileges thereof; and to modify such preferences, voting powers, rights and privileges. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

All shares of a series shall represent an equal proportionate interest in the assets held with respect to that series (subject to the liabilities held with respect to that series and such rights and preferences as may have been established and designated with respect to classes of shares of such series), and each share of a series shall be equal to each other share of that series.

Shares are voted in the aggregate and not by series or class, except for matters where a separate vote is required by the 1940 Act, or when the matters affect only the interest of a particular series or class. The governing instrument for the Trust provides that each shareholder of the Trust is entitled to one vote per share, including fractional shares, on any matter on which the shares are entitled to vote.

The Trust is not required to hold annual meetings of shareholders. Meetings of the shareholders shall be called by the Secretary of the Trust upon written request of shareholders holding, in the aggregate, not less than a majority of the voting power of the outstanding shares, such request specifying the purpose or purposes for which such meeting is to be called.

The Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series without materially changing the proportionate beneficial interest of the shares of that series in the assets belonging to that series or materially affecting the rights of shares of any other series. In case of the liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series (or class thereof) are borne by that series (or class). Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Board to all applicable series (and classes thereof) in such manner and on such basis as the Board in its sole discretion deems fair and equitable. No shareholder is liable to further calls for the payment of any sum of money or assessment whatsoever with respect to the Trust or any series of the Trust without his or her express consent.

All consideration received by the Trust for the issue or sale of a Fund’s shares, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, subject only to the rights of creditors, shall constitute the underlying assets of each Fund.

The Funds offer and issue shares at their net asset value (“NAV”) per share only in aggregations of a specified number of shares (each a “Creation Unit”). The Funds generally offer and issue shares in-kind in exchange for a basket of securities, assets or other positions in which they invest (“Deposit Securities”), together with the deposit of a specified cash payment (“Cash Component”).

The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The shares of the Funds will be listed and traded on the New York Stock Exchange. The New York Stock Exchange is referred to as the “Exchange” in this SAI. Each Fund’s shares will trade on the Exchange at market prices, which may differ from their NAV. The Funds’ shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions. The Trust may impose a transaction fee for each creation or redemption (the “Transaction Fee”). In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Funds may charge, either in lieu of or in addition to the fixed creation or redemption Transaction Fee, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to a maximum of 2.00% of the NAV per Creation Unit, inclusive of any Transaction Fees charged (if applicable).

Investment Objectives, Policies, Strategies and Associated Risks

The following discussion supplements the description of each Fund’s investment objective and principal investment strategies and principal risks set forth in each Fund’s Prospectus. Except for the fundamental investment limitations listed below (see “Fundamental and Non-Fundamental Investment Limitations”), each Fund’s investment objective, strategies and policies are not fundamental and may be changed by sole action of the Board, without shareholder approval. While a Fund is permitted to hold securities and engage in various strategies as described hereafter, it is not obligated to do so. A Fund might not invest in all of these types of securities or use all of these techniques at any one time. Each Fund’s transactions in a particular type of security or use of a particular technique are subject to limitations imposed by each Fund’s investment objective and principal investment strategies described in each Fund’s Prospectus and/or this SAI, as well as the federal securities laws.

Investment Objective

The investment objective of each Fund is set forth under the Summary section in each Fund’s Prospectus.

Diversification

Each Fund is non-diversified. A non-diversified fund is a fund that does not satisfy the definition of a “diversified company” set forth in the 1940 Act. A “diversified company” means that as to 75% of a fund’s total assets, excluding cash, government securities and securities of other investment companies, (1) no more than 5% may be invested in the securities of a single issuer, and (2) a fund may not hold more than 10% of the outstanding voting securities of a single issuer.

Because each Fund intends to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), each Fund’s investments will be limited so that at the close of each quarter of each taxable year (i) at least 50% of the value of its total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of each Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets are invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (which includes master limited partnerships, “MLPs”). These tax-related limitations may be changed by the Board to the extent appropriate in light of changes to applicable tax requirements.

Equity Securities

An equity security represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk affects a Fund’s net asset value per share (“NAV”), which will fluctuate as the value of the securities it holds changes. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted. Types of equity securities in which the Funds may invest include primarily common stocks; MLP common units, limited liability company common units and MLP convertible subordinate units; securities issued by affiliates of MLPs including other equity securities of corporations and limited liability companies that own, directly or indirectly, general partner interests; and preferred equity, convertible securities, warrants, rights and depository receipts of companies that are organized as corporations, limited partnerships or limited liability companies; and energy real estate investment trusts (“REITs”).

General Risks of Investing in Stocks.    While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall due to:

•        Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•        Factors affecting an entire industry, such as increases in production costs; and

•        Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Small- and Medium-Sized Companies.    Investors in small- and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small- and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small- and medium-capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Common Stock

Common stock represents an equity ownership interest in the profits and losses of a corporation, after payment of amounts owed to bondholders, other debt holders, and holders of preferred stock. Holders of common stock generally have voting rights, but the Funds do not expect to have voting control in any of the companies in which they invest. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Funds invest is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Funds as holders of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the holders of common stock.

Preferred Equity

Preferred equity represents an ownership interest in a company, often pays dividends at a specific rate and has a preference over common stocks in dividend payments and liquidation of assets. A preferred equity is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend or distribution is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. In addition, preferred equity usually does not have voting rights.

Warrants and Rights

A Fund may purchase, or receive as a distribution from other investments, warrants and rights, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. The principal difference between warrants and rights is their term — rights typically expire within weeks while warrants have longer durations. Neither rights nor warrants have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Master Limited Partnerships

An MLP is an entity that is generally taxed as a partnership for federal income tax purposes if certain qualifying income requirements are met.

An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner.

MLPs are formed in several ways. A non-traded partnership may decide to go public. Several non-traded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into an MLP of which it is the general partner, to realize the assets’ full value on the marketplace by selling the assets and using the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to an MLP, although tax consequences have made this an unappealing option for most corporations. Unlike the ways described above, it is also possible for a newly formed entity to commence operations as an MLP from its inception.

The sponsor or general partner of an MLP, other energy companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unitholders.

In the case of an MLP buying assets from its sponsor or general partner, the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help ensure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties are aligned to see that the transaction is accretive and fair to the MLP.

As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner’s marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

The business of certain MLPs is affected by supply and demand for energy commodities because such MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Pipeline MLPs have indirect commodity exposure to gas and oil price volatility because although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity that the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids (“NGLs”). The costs of natural gas pipeline MLPs to perform services may exceed the negotiated rates under “negotiated rate” contracts. Specifically, processing MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices, although Tortoise Capital Advisors, L.L.C. (the “Adviser”) intends to target high quality MLPs that seek to mitigate or manage direct margin exposure to commodity prices. However, the MLP industry in general could be hurt by market perception that an MLP’s performance and valuation are directly tied to commodity prices.

The Funds may invest in the securities of MLPs, which include:

MLP Common Units.    MLP common units represent an equity ownership interest in an MLP, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unitholders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings.

Common unitholders generally have first right to a minimum quarterly distribution (“MQD”) prior to distributions to the convertible subordinated unitholders or the general partner (including incentive distributions). Common unitholders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unitholders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unitholders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. In addition, like common stock, prices of MLP common units are sensitive to general movements in the stock market and a drop in the stock market may depress the price of MLP common units to which a Fund has exposure. MLP common units may represent an ownership interest, held directly or indirectly, in a limited partnership whose primary assets are general partner interests in an underlying operating MLP.

Limited Liability Company Common Units.    Some companies in which a Fund may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, the Fund may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holders to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. LLC common unitholders generally have first right to a MQD prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unitholders have first right to the LLC’s remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full. LLC common units trade on a national securities exchange or over-the-counter.

In contrast to MLPs, LLCs have no general partner, and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unitholders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.

MLP Convertible Subordinated Units.    MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unitholders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner but are not entitled to arrearage rights. Therefore, convertible subordinated units generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time and/or the satisfaction of certain financial tests. These units generally do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, MLP convertible subordinated units typically are exchanged for common units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as MLP common units. Distributions may be paid in cash or in-kind.

Equity Securities of MLP Affiliates.    In addition to equity securities of MLPs, a Fund may also invest in equity securities of MLP affiliates. MLP affiliates are issuers of entities that own interests of general partners of MLPs.

General Partner Interests.    Indirect investments in MLP general partner interests are available through investment in the equity securities of MLP affiliates organized as corporations and limited liability companies that own, directly or indirectly, general partner interests. While these general partner interests themselves are generally not publicly traded, the MLP affiliates investing in such interests and in which a Fund may invest are publicly traded. General partner interests often confer direct board participation rights and, in many cases, operating control, over the MLP. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with an increasing larger share of the aggregate MLP cash distributions upon the payment of distributions to limited partner unitholders that exceed prescribed levels. Due to the incentive distribution rights, general partner interests have higher distribution growth prospects than their underlying MLPs, but incentive distribution payments would also decline at a greater rate than the decline rate in distributions to common unitholders in the event of a reduction in the MLP’s distribution.

General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Real Estate Securities

The real estate securities in which the Funds may invest consist of securities issued by Real Estate Investment Trusts (“REITs”) and/or Real Estate Operating Companies (“REOCs”) that are listed on a securities exchange or traded over-the-counter and that are generally focused on the energy industry. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs and receives favorable tax treatment provided it meets certain conditions. REITs may be characterized as equity REITs (i.e., REITs that primarily invest in fee ownership and leasehold ownership of land), mortgage REITs (i.e., REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs which invest in both fee and leasehold ownership of land and mortgages. A REIT that meets the applicable requirements of the Code may deduct dividends paid to shareholders, effectively eliminating any corporate level federal tax. As a result, REITs are able to distribute a larger portion of their earnings to investors than other corporate entities subject to the federal corporate tax. There is the risk that a REIT held by the Funds will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through the Funds, in addition to bearing a proportionate share of the expenses of the Funds, investors will also indirectly bear similar expenses of the REITs in which the Funds invest. A REOC is typically structured as a “C” corporation under the Code and is not required to distribute any portion of its income. A REOC, therefore, does not receive the same favorable tax treatment that is accorded a REIT. In addition, the value of the Funds’ securities issued by REOCs may be adversely affected by income streams derived from businesses other than real estate ownership.

Initial Public Offerings

Certain of the Funds may invest in securities offered by companies in initial public offerings (“IPOs”). IPOs involve companies that have no public operating history and therefore entail more risk than established public companies. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of the Funds’ portfolio and may lead to increased expenses to the Funds, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Companies that offer securities in IPOs tend to have small market capitalizations and therefore their securities may be more volatile and less liquid than those issued by larger companies. Certain companies offering securities in an IPO may have limited operating experience and, as a result face a greater risk of business failure.

Foreign Investments and Currencies

The Funds may invest in securities of foreign issuers whether or not they are traded in the United States or are U.S. dollar denominated, purchase and sell foreign currency on a spot basis and enter into forward currency contracts (see “Forward Currency Contracts,” below). The Funds may also invest in American Depositary Receipts (“ADRs”) and foreign securities that are traded on a U.S. exchange. Investments in ADRs and foreign securities involve certain inherent risks, including the following:

American Depositary Receipts.    Among the means through which the Funds may invest in foreign securities that are publicly traded on a U.S. exchange is the purchase of ADRs. ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets.

ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts. For purposes of the Funds’ investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.

Political and Economic Factors.    Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of those countries.

Currency Fluctuations.    A Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds’ assets denominated in that currency. Such changes will also affect the Funds’ income. The value of a Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics.    The Adviser expects that many foreign securities in which a Fund may invest could be purchased in over-the-counter (“OTC”) markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and a Fund’s investments in foreign securities may be less liquid and more volatile than investments in U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters.    Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, non-uniform accounting standards and less financial information available from issuers, than is available in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those foreign countries.

Taxes.    The interest and dividends payable on certain of the Funds’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders. Foreign issuers may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies.

Costs.    To the extent that a Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because related brokerage costs and the cost of maintaining the custody of foreign securities may be higher.

Additional Risks of Emerging and Frontier Markets.    In addition, a Fund may invest in foreign securities of companies that are located in developing, emerging or frontier markets. Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets, such as increased risk of social, political and economic instability. Emerging and frontier market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor governmental and/or judicial infrastructures relating to private or foreign investment or to judicial redress for injury to private property, the lack of capital base to expand business operations, foreign taxation and the inexperience of financial intermediaries, custodians and transfer agents. Emerging and frontier market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and even where there is no outright restriction on repatriation, the mechanics of repatriations may delay or impede a Fund’s ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with a Fund’s investments in emerging and frontier market countries, which may be magnified by currency fluctuations.

Forward Currency Contracts

A forward currency contract (“forward contract”) involves an obligation to purchase or sell a specific non-U.S. currency in exchange for another currency, which may be U.S. dollars, at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at an exchange rate (price) set at the time of the contract. At or before maturity of a forward currency contract, a Fund may either exchange the currencies specified in the contract or terminate its contractual obligation to exchange currencies by purchasing an offsetting contract. If a Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by converting assets into the currency. A Fund may close out a forward contract obligating it to exchange currencies by purchasing or selling an offsetting contract, in which case, it will realize a gain or a loss.

A Fund may enter into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, a Fund may enter into forward contracts to hedge against risks arising from securities it owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. Each Fund does not intend to enter into forward contracts on a regular or continuing basis and a Fund will not enter these contracts for speculative purposes.

Foreign currency transactions involve certain costs and risks. A Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts, and the value of the securities involved is generally not possible. Accordingly, it may be necessary for a Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency a Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Moreover, investors should bear in mind that a Fund is not obligated to actively engage in hedging or other currency transactions. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund.

Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Forward contracts that qualify as deliverable forwards are not regulated as swaps for most purposes and are not included in the definition of “commodity interests.” However, these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency forwards, especially non-deliverable forwards, may restrict a Fund’s ability to use these instruments in the manner described above or subject the Adviser to CFTC registration and regulation as a commodity pool operator (“CPO”).

Debt Securities

A Fund may invest in a wide range of debt securities, which may include investment grade debt securities and below investment grade debt securities (commonly known as “junk bonds” or “high yield bonds”). Investment grade corporate bonds are those rated BBB- or better by Standard & Poor’s Rating Service, Inc. (“S&P”) or Baa3 or better by Moody’s Investors Service, Inc. (“Moody’s”), each of which are considered a nationally recognized statistical rating organization (“NRSRO”), or an equivalent rating by another NRSRO. To the extent that a Fund invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by S&P or B3 by Moody’s or a comparable rating by at least one other rating agency or, if unrated, determined by the Adviser to be of comparable quality. A Fund may hold a debt security rated below investment grade if a downgrade occurs after the security has been purchased.

Sensitivity to Interest Rate and Economic Changes.    Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Liquidity.    Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances causing increased supply in the market due to selling activity. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for a Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of a Fund. It may also be the case that other market participants may be attempting to liquidate holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Changing Fixed Income Market Conditions.    There may be a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. As the Federal Reserve “tapers” or reduces quantitative easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fixed income investments, which could cause the value of such investments to decline. In addition, decreases in fixed income dealer market-making capacity, which occurred following the financial crisis that began in 2007, may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Below Investment Grade Debt Securities.    Below investment grade debt securities generally offer a higher current yield than that available for investment grade issues. However, below investment grade debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. At times in recent years, the prices of many below investment grade debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on below investment grade debt securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such price declines will not recur. The market for below investment grade debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade debt securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a debt security may affect the value of these investments. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting a Fund’s investment objective.

Corporate Debt Securities.    Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed, variable, or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of their issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Corporate debt securities carry credit risk, interest rate risk, extension risk and prepayment risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.

Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Prepayment risk occurs when issuers may prepay fixed rate debt securities when interest rates fall, forcing a Fund to invest in securities with lower interest rates. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Convertible Securities.    Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

A Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common stock or other equity security will assist a Fund in achieving its investment objective. A Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

Zero-Coupon Securities.    Zero-coupon securities make no periodic interest payments but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest, their price fluctuates more than other types of bonds. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Unrated Debt Securities.    A Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Yankee Bonds.    A Fund may invest in Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. A Fund may also invest in Yankee Certificates of Deposit (“Yankee CDs”). Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect and create increased risk relative to payment of principal or interest.

Variable and Floating Rate Securities.    Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. A Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

When-Issued Securities

A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When a Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with their other investments. A Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities within 35 days of the trade date.

Cash Investments

A Fund may invest in high-quality, short-term debt securities and money market instruments (“Cash Investments”) for (i) temporary defensive purposes in response to adverse market, economic, or political conditions and (ii) retaining flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities. Cash Investments include shares of other mutual funds, certificates of deposit, bankers’ acceptances, time deposits, savings association obligations, commercial paper, short-term notes (including discount notes), and other obligations.

A Fund may hold a substantial position in Cash Investments for long periods of time, which may result in the Fund not achieving its investment objective. If the market advances during periods when a Fund is holding a large Cash Investment, the Fund may not participate to the extent it would have if the Fund had been more fully invested, and this may result in the Fund not achieving its investment objective during that period. To the extent that a Fund uses a money market fund for its Cash Investment, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Cash Investments are subject to credit risk and interest rate risk, although to a lesser extent than longer-term debt securities due to Cash Investments’ short-term, significant liquidity, and typical high credit quality.

A Fund may invest in any of the following:

Money Market Mutual Funds.    Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including U.S. government obligations, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.

To the extent that a Fund invests in money market mutual funds, your cost of investing in the Fund will generally be higher because you will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to a Fund’s direct fees and expenses. Furthermore, investing in money market mutual funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits.    A Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under the investment objective and policies stated above and in the Prospectus, a Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations.    A Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations.    A Fund may invest a portion of its assets in commercial paper, short-term notes, and other corporate obligations. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, determined by the Adviser to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, a Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “A” or higher by S&P, “A” or higher by Moody’s, similarly rated by another nationally recognized statistical rating organization, or, if unrated, determined by the Adviser to be of comparable quality.

U.S. Government Obligations.    A Fund may invest in U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the

U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so (see “Agency Obligations,” below). In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Agency Obligations

A Fund may invest in agency obligations, such as the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mac,” and the Student Loan Marketing Association (“SLMA”), commonly known as “Sallie Mae.” Some, such as those of the Export-Import Bank of the United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, in September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator.

Repurchase Agreements

A Fund may enter into repurchase agreements. Under such agreements, a Fund agrees to purchase U.S. government obligations from a counterparty and the counterparty agrees to repurchase the securities at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration. A Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. A Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of a Fund’s net assets would be invested in illiquid investments including such repurchase agreements. To the extent necessary to facilitate compliance with Section 12(d)(3) of the 1940 Act and Rule 12d3-1 promulgated thereunder, a Fund will ensure that repurchase agreements will be collateralized fully to the extent required by Rule 5b-3.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller of the U.S. government obligations that are subject to the repurchase agreement. It is not clear whether a court would consider the U.S. government obligations to be acquired by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. government obligations before its repurchase under a repurchase agreement, a Fund could encounter delays and incur costs before being able to sell the underlying U.S. government obligations. Delays may involve loss of interest or a decline in price of the U.S. government obligations. If a court characterizes the transaction as a loan and a Fund has not perfected a security interest in the U.S. government obligations, the Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. government security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the U.S. government obligations. However, a Fund will always receive as collateral for any repurchase agreement to which it is a party, securities acceptable to the Adviser, the market value of which is equal to at least 100% of the repurchase price, and a Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. government obligations subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the U.S. government obligations to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund could be unsuccessful in seeking to enforce on the seller a contractual obligation to deliver additional securities.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements for temporary purposes with banks and securities dealers if the creditworthiness of the bank or securities dealer has been determined by the Adviser to be satisfactory. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

Reverse repurchase agreements are considered a form of borrowing and are therefore limited to up to one-third of a Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). The use of reverse repurchase agreements by a Fund creates leverage which increases its investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, a Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or NAV would decline faster than otherwise would be the case. A Fund intends to enter into reverse repurchase agreements only if the income from the investment of the proceeds is expected to be greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

Restricted or Thinly Traded Securities

Restricted securities are less liquid than securities traded in the open market, therefore, a Fund may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. The sale price of securities that are not readily marketable may be lower or higher than the company’s most recent determination of their fair value. In addition, the value of these securities typically requires more reliance on the judgment of the Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these securities, a Fund may not be able to realize these securities’ true value or may have to delay their sale in order to do so.

Restricted securities generally can be sold in private transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. If the issuer of the restricted securities has an effective registration statement on file with the SEC covering the restricted securities, the Adviser has the ability to deem restricted securities as liquid. To enable a Fund to sell its holdings of a restricted security not registered under the Securities Act, a Fund may have to cause those securities to be registered. When a Fund must arrange registration because it wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that a Fund can sell it. A Fund would bear the risks of any downward price fluctuation during that period.

In recent years, a large institutional market developed for certain securities that are not registered under the Securities Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or were sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the Securities Act establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

Each Fund may also invest in securities that may not be restricted but are thinly traded. Although securities of certain energy companies trade on the New York Stock Exchange (“NYSE”), the NYSE American, the NASDAQ National Market or other securities exchanges or markets, such securities may have a trading volume lower than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when the Adviser believes it is desirable to do so. Thinly traded securities are also more difficult to value and the Adviser’s judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly traded securities will be valued in accordance with procedures established by the Board. Investment of capital in thinly traded securities may restrict a Fund’s ability to take advantage of market opportunities. The risks associated with thinly traded securities may be particularly acute in situations in which a fund’s operations require cash and could result in us borrowing to meet a fund’s short term needs or incurring losses on the sale of thinly traded securities.

Illiquid Investments

Each Fund may purchase illiquid investments, which may include securities that are not readily marketable and securities that are not registered under the Securities Act. A Fund may not acquire any illiquid investments if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The term “illiquid investments” for this purpose means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of Rule 22e-4 under the 1940 Act. A Fund may not be able to sell illiquid investments when the Adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. In addition, the sale of illiquid investments also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of investments that are more liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investments in illiquid investments may have an adverse impact on NAV. If at any time a Fund’s illiquid investments are greater than 15% of its net assets, the Fund will determine how to remediate the excess illiquid investments in accordance with the 1940 Act and the Fund’s policies and procedures.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the Securities Act, which provides a safe harbor from Securities Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, a Fund may make such investments. Whether or not such investments are illiquid depends on the market that exists for the particular investment. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. An investment which when purchased enjoyed a fair degree of marketability may subsequently become illiquid. In such event, appropriate remedies are considered to minimize the effect on a Fund’s liquidity.

Investment Companies

Each Fund may invest in other investment companies to the extent permitted by the 1940 Act. A Fund generally may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale or redemption, or if such fees are paid a Fund’s investment adviser waives its management fee in an amount necessary to offset the amounts paid. With respect to other investments in investment companies, the 1940 Act generally limits a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

Investments by a Fund in other investment companies will be subject to the limitations of the 1940 Act (including limitations on sales charges), and the rules and regulations thereunder. By investing in securities of an investment company, a Fund’s shareholders will indirectly bear the fees and expenses of that underlying fund in addition to a Fund’s own fees and expenses.

Closed-End Funds.    Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or OTC. The risks of investment in closed-end funds typically reflect the risk of the types of securities in which the funds invest. Investments in closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. Closed-end funds come in many varieties and can have different investment objectives, strategies and investment portfolios. They also can be subject to different risks, volatility and fees and expenses. When a Fund invests in shares of a closed-end fund, shareholders of a Fund bear their proportionate share of the closed-end fund’s fees and expenses, as well as their share of a Fund’s fees and expenses. Although closed-end funds are generally listed and traded on an exchange, the degree of liquidity, or ability to be bought and sold, will vary significantly from one closed-end fund to another based on various factors including, but not limited to, demand in the marketplace.

Open-End Mutual Funds.    Open-end mutual funds are investment companies that issue new shares continuously and redeem shares daily. The risks of investment of open-end mutual funds typically reflect securities of which the funds invest. The NAV per share of an open-end fund will fluctuate daily depending upon the performance of the securities held by the fund. Each open-end fund may have a different investment objective and strategy and different investment portfolio. Different funds may also be subject to different risks, volatility and fees and expenses. Although closed-end funds are generally listed and traded on an exchange, the degree of liquidity, or ability to be bought and sold, will vary significantly from one closed-end fund to another based on various factors including, but not limited to, demand in the marketplace. When the Fund invests in shares of an open-end fund, shareholders of a Fund bear their proportionate share of the open-end funds’ fees and expenses, as well as their share of Fund fees and expenses.

Exchange-Traded Funds.    Exchange-traded funds (“ETFs”) are typically open-end investment companies that are bought and sold on a national securities exchange. When a Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds. Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

If a Fund invests in shares of an ETF, shareholders will indirectly bear fees and expenses charged by the underlying ETF in which a Fund invests in addition to a Fund’s direct fees and expenses. A Fund also will incur brokerage costs when it purchases ETFs. Furthermore, investments in other ETFs could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.

Exchange-Traded Notes

Exchange-Traded Notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold an ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, issuer call options, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how a Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Derivatives

A Fund may utilize futures contracts, options contracts and swap agreements. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument. They are traded on futures exchanges and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant exchanges.

When a Fund enters into a futures contract, it must deliver to an account controlled by the FCM an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by a Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract.

Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. When the futures contract is closed out, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund. Brokerage commissions are incurred when a futures contract position is opened or closed.

A Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, a purchase or sale of a futures contract may result in losses to a Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund.

There is a risk of loss by a Fund of its initial and variation margin deposits in the event of bankruptcy of the FCM with which a Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer.

The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

A Fund may purchase and sell put and call options. A call option gives a holder the right to purchase a specific security or an index at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer,” i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. A Fund may purchase put options to hedge their portfolios against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. A Fund may write put and call options along with a long position in options to increase their ability to hedge against a change in the market value of the securities they hold or are committed to purchase.

Options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate an obligation under a call option or put option that it has written by purchasing an identical call option or put option. This is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option. This is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A Fund may enter into swap agreements, including interest rate, index, and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given rates.

Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by a Fund.

In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities, and the non-asset reference could be a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The payments of the two parties could be made on a net basis.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The new regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking.

The use of swaps is subject to the risks associated with derivative instruments generally. In addition, because uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges, uncleared swap participants may not be as protected as participants on organized exchanges. Performance of an uncleared swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency.

As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. A Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.

With respect to cleared swaps, there is also a risk of loss by a Fund of its initial and variation margin deposits in the event of bankruptcy of the FCM with which a Fund has an open position, or the central counterparty in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because a Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

Options, Futures and Other Strategies

General.    A Fund may use options (both traded on an exchange and OTC), futures contracts (sometimes referred to as “futures”), swaps, caps, floors, collars, structured or synthetic financial instruments, forward agreements, and other derivative securities (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a particular portfolio security, to create a synthetic position, for certain tax-related purposes, to close out previously established derivatives such as options, forward and futures positions, to reduce volatility, to enhance income, and/or to gain market exposure. These can also be used as speculative instruments. In addition to the other limitations described herein, a Fund’s ability to use Financial Instruments may be limited by tax considerations.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the CFTC. In addition to the instruments, strategies and risks described below, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new investment techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities. The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below.

Exclusion of Adviser from Commodity Pool Operator Definition.    An exclusion from the definition of CPO under the Commodity Exchange Act (“CEA”) and the rules of the CFTC has been claimed with respect to a Fund.

The terms of the CPO exclusion require a Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described below. Because the Adviser and a Fund intend to comply with the terms of the CPO exclusion, as necessary, a Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments.

A Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved a Fund’s and the Adviser’s reliance on this exclusion and exemption, respectively, or a Fund, its investment strategies, the Prospectus or this SAI.

Generally, the exclusion from CPO regulation requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish a Fund’s positions in commodity interests may not exceed 5% of the liquidation value of a Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of a Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of a Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, a Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the notice claiming an exclusion from the definition of a CPO would be withdrawn, and the Adviser would be subject to registration and regulation as a CPO with respect to a Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

Special Risks.    The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

1.    Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of market trends by the Adviser may still not result in a successful transaction. The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

2.    Certain Financial Instruments may have a leveraging effect on a Fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and all other risks are also likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a Fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

3.    Certain Financial Instrument transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties and/or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, a Fund bears the risk of default by its counterparty. In a cleared derivatives transaction, a Fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

4.    Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from the imposition of daily price fluctuation limits or trading halts.

5.    As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund is unable to close out its positions in such Financial Instruments, they might be required to continue to maintain such assets or accounts or make such payments until the position expires or matures. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that a Fund sells a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

6.    Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Options.    The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange (“CBOE”), the NYSE American and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. A Fund will only write call options on securities it holds in their portfolios (i.e., covered calls). By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option and receiving a premium, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate an obligation under a call option or put option that it has written by purchasing an identical call option or put option. This is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option. This is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Interest Rate Options.    Interest rate options, including interest rate caps and interest rate floors, which can be combined to form interest rate collars, are contracts that entitle the purchaser to pay or receive the amounts, if any, by which a specified market rate exceeds a cap strike interest rate, or falls below a floor strike interest rate, respectively, at specified dates. A Fund may use interest rate options to hedge against anticipated and non-anticipated changes in interest rates on a portfolio wide basis or versus individual securities which may also have interest rate options embedded within the security.

OTC Options.    Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts.    Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges and must be executed through an FCM, which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage-backed securities;

three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR or an equivalent. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Futures Contracts and Options on Futures Contracts.    A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium received, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If a Fund writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. A Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” that is typically calculated as an amount equal to the volatility in the market value of a contract over a fixed period. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures commission merchant. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sell a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.

However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon.    A Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, a purchase or sale of a futures contract may result in losses to a Fund in excess of the amount the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund.

There is a risk of loss by a Fund of its initial and variation margin deposits in the event of bankruptcy of the FCM with which a Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because a Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use a Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer.

Options on futures contracts trade on the same contract markets as the underlying futures contracts. The writer (seller) of an option on a futures contract becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. A Fund’s use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions.    A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Swaps Generally.    A Fund may enter into swap contracts. Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given rates.

Certain standardized swaps are subject to mandatory central clearing and exchange trading. The Dodd-Frank Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the SEC recently defined as “swaps,” including non-deliverable foreign exchange forwards, OTC foreign exchange options, and swaptions. Mandatory exchange-trading and clearing will take place on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing, and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.

Interest Rate Swaps.    A Fund may enter into interest rate swap contracts. Interest rate swap contracts are contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Credit Default Swaps.    A Fund may enter into credit default swap agreements. The credit default swap agreement may have as a reference obligation one or more securities that are not currently held by a Fund. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (otherwise known as the notional amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default, restructuring or bankruptcy.

A Fund may be either the buyer or seller in the transaction. As a seller, a Fund receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the par value (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Fund is a buyer and no credit event occurs, a Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. If a Fund is a buyer in a credit default swap agreement and no credit event occurs, then it will lose its investment. In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to a Fund.

Currency Swaps.    In order to protect against currency fluctuations, a Fund may enter into currency swaps. A Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Comprehensive Swaps Regulation.    The Dodd-Frank Act and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Risks of Swaps.    A Fund’s use of swaps is subject to the risks associated with derivative instruments generally. In addition, because uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges, uncleared swap participants may not be as protected as participants on organized exchanges. Performance of an uncleared swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency.

As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. A Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.

With respect to cleared swaps, there is also a risk of loss by a Fund of its initial and variation margin deposits in the event of bankruptcy of the FCM with which a Fund has an open position or the central counterparty in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

Risks of Potential Government Regulation of Derivatives.    It is possible that additional government regulation of various types of derivative instruments, including futures, options, and swap contracts, may limit or prevent a Fund from using such instruments as part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a Fund to use certain instruments as part of its investment strategy. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies. The futures, options, and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of futures, options, and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government action.

New and developing regulation may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, any new position limits imposed on a Fund or its counterparties may impact a Fund’s ability to invest in futures, options, and swaps in a manner that efficiently meets its investment objective.

New requirements, even if not directly applicable to a Fund, including capital requirements and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Rule 18f-4 under the 1940 Act governs the way funds must comply with the asset segregation and coverage requirements of Section 18 of the 1940 Act with respect to derivatives and certain other financing transactions. Funds that are subject to the rule are required to adopt and implement a written derivatives risk management program and quantitatively limit their use of derivatives based on the estimated potential risk of loss that the funds incur from their derivatives transactions. Funds that limit derivatives exposure to 10% of net assets are exempt from many of the requirements of Rule 18f-4 but must still adopt and implement policies and procedures reasonably designed to manage the Fund’s derivatives risks.

Interest Rate Floors, Caps, and Collars.    The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Securities Lending

The Funds may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good credit and legal standing. Furthermore, loans of securities will only be made if, in the Adviser’s judgment, the consideration to be earned from such loans would justify the risk. The Adviser understands that it is the current view of the SEC staff that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Borrowing

A Fund may borrow money from banks in amounts of up to one-third of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). With respect to borrowing, if at any time a Fund’s borrowings exceed one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings), such borrowings will be reduced within three days, (not including Sundays and holidays) or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation.

In addition, the Funds are authorized to borrow money from time to time for temporary, extraordinary or emergency purposes, including addressing liquidity concerns or meeting redemption requests, or for clearance of transactions. The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Because substantially all of a Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Cybersecurity Risk

Risks Related to Investing in the Energy Pipeline Industry

Risks associated with investing in securities issued by companies in the energy pipeline industry, include:

Pipeline Company Risk.    Pipeline Companies are subject to many risks, including varying demand for crude oil, natural gas, natural gas liquids or refined products in the markets served by the pipeline; changes in the availability of products for gathering, transportation, storing, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities; sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities; and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Gathering and processing pipeline companies are subject to many risks, including declines in production of crude oil and natural gas fields which utilize their gathering and processing facilities as a way to market the crude oil and gas, prolonged depression in the price of natural gas or crude oil, which curtails production due to lack of drilling activity, and declines in the prices of natural gas liquids and refined petroleum products resulting in lower processing or refining margins. In addition, the development of, demand for, and/or supply of competing forms of energy may negatively impact the revenues of these companies.

Capital Markets Risk.    Global financial markets and economic conditions have been, and may continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. In volatile times, the cost of raising capital in the debt and equity capital markets, and the ability to raise capital, may be impacted. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, energy pipeline companies may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, energy companies may not be able to meet obligations as they come due.

Moreover, without adequate funding, energy pipeline companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Rising interest rates could limit the capital appreciation of equity units of energy pipeline companies as a result of the increased availability of alternative investments at competitive yields. Rising interest rates may increase the cost of capital for energy companies. A higher cost of capital or an inflationary period may lead to inadequate funding, which could limit growth from acquisition or expansion projects, the ability of such entities to make or grow dividends or distributions or meet debt obligations, the ability to respond to competitive pressures, all of which could adversely affect the prices of their securities.

Several European Union (“EU”) countries have experienced, and may continue to experience, sever economic and financial difficulties, including Greece, Ireland, Italy, Spain, and Portugal, each of which began to face budget issues in 2010. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. The EU currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU’s resettlement and distribution of refugees, and resolution of the EU’s problematic fiscal and democratic accountability. In addition, one or more countries may abandon the euro, the common currency of the EU, and/or withdraw from the EU. In 2020, the United Kingdom (UK) withdrew from the European Union (known as “Brexit”). As a result of Brexit, the financial markets, the financial markets experienced high levels of volatility and there is considerable uncertainty as to the arrangements that will apply to the UK’s relationship with the EU and other countries going forward. This prolonged uncertainty may affect other countries in the EU and elsewhere. The exit by the UK or other member states will likely result in increased uncertainty, volatility, illiquidity and potentially lower economic growth in the affected markets.

In addition, negotiations regarding the U.S. federal government debt ceiling and resulting agreements could adversely affect the Fund. In 2011, S&P lowered its long-term sovereign credit rating on the U.S. federal government debt to “AA+” from “AAA.” Since then, the debt ceiling has been adjusted and suspended multiple times. The effects of these or similar events in the future on the U.S. economy and securities markets or on energy companies cannot be predicted.

Terrorism Risk.    Energy pipeline companies, and the market for their securities, are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the wars in Afghanistan and Iraq and their aftermaths; and other geopolitical events, including upheaval in the Middle East or other energy producing regions. The U.S. government has issued warnings that energy assets, specifically those related to pipeline infrastructure, production facilities, and transmission and distribution facilities, might be specific targets of terrorist activity. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on the energy pipeline industry and markets. Such events may also adversely affect the Fund’s business and financial condition.

Natural Disaster Risk.    Natural risks, such as earthquakes, flood, lighting, hurricane and wind, are inherent risks in energy pipeline company operations. For example, extreme weather patterns, such as Hurricane Ivan in 2004 and Hurricanes Katrina and Rita in 2005, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas and significant volatility in the supply of energy and could adversely impact the prices of the securities in which the Fund invests. This volatility may create fluctuations in commodity prices and earnings of companies in the pipeline industry.

Climate Change Regulation Risk.    Climate change regulation could result in increased operations and capital costs for the companies in which the Fund invests. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, which some scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund invests to operate and maintain facilities and administer and manage greenhouse gas emissions programs and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund invests.

Operating Risk.    Energy pipeline companies are subject to many risks, including: equipment failure causing outages; structural, maintenance, impairment and safety problems; transmission or transportation constraints, inoperability or inefficiencies; dependence on a specified fuel source, including the transportation of fuel; changes in electricity and fuel usage; availability of competitively priced alternative energy sources; changes in generation efficiency and market heat rates (the rates at which power plants can efficiently convert a fuel source into heat and electricity); lack of sufficient capital to maintain facilities; significant capital expenditures to keep older infrastructure assets operating efficiently; seasonality; changes in supply and demand for energy commodities; catastrophic and/or weather-related events such as fires, explosions, floods, earthquakes, hurricanes and similar occurrences; storage, handling, disposal and decommissioning costs; and environmental compliance costs. Breakdown or failure of an energy pipeline company’s assets may prevent the company from performing under applicable sales agreements, which in certain situations could result in termination of the agreements or incurring a liability for liquidated damages. A company’s ability to successfully and timely complete capital improvements to existing infrastructure or other capital projects is contingent upon many variables. Should any such efforts be unsuccessful, an energy pipeline company could be subject to additional costs and/or the write-off of its investment in the project or improvement. As a result of the above risks and other potential hazards associated with the pipeline industry, certain companies may become exposed to significant liabilities for which they may not have adequate insurance coverage. Any of the aforementioned risks could have a material adverse effect on the business, financial condition, results of operations and cash flows of such companies.

Regulatory Risk.    Issuers in the energy pipeline industry are subject to regulation by various governmental authorities in various jurisdictions and may be adversely affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Regulation exists in multiple aspects of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including fines and injunctions. Stricter laws, regulations or enforcement policies could be enacted in the future which may increase compliance costs and may adversely affect the financial performance of energy pipeline companies.

Tariff rates charged for pipeline transportation services by energy pipeline companies engaged in interstate pipeline transportation of natural gas, refined petroleum products and other products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”). An adverse determination by the FERC with respect to the tariff rates of an energy pipeline company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to make cash distributions to its equity owners. Prices for certain electric power companies are regulated in the U.S. with the intention of protecting the public while ensuring that the rate of return earned by such companies is sufficient to attract growth capital and to provide appropriate services. The rates assessed for these rate-regulated electric power companies by state and local regulators are generally subject to cost-of-service regulation and annual earnings oversight. This regulatory treatment does not provide any assurance as to achievement of earnings levels. Changes in laws or regulations or changes in the application or interpretation of regulatory provisions in jurisdictions where electric power companies operate, particularly utilities where electricity tariffs are subject to regulatory review or approval, could adversely affect their business. The Fund could become subject to FERC’s jurisdiction if it is deemed to be a holding company of a public utility company or of a holding company of a public utility company, and the Fund may be required to aggregate securities held by the Fund or other funds and accounts managed by the Adviser and its affiliates. Accordingly, the Fund may be prohibited from buying securities of a public utility company or of a holding company of any public utility company or may be forced to divest itself of such securities because of other holdings by the Fund or other funds or accounts managed by the Adviser and its affiliates.

Environmental Risk.    Energy pipeline company activities are subject to stringent environmental laws and regulation by many federal, state, local authorities, international treaties and foreign governmental authorities. These regulations generally involve emissions into the air, effluents into the water, use of water, wetlands preservation, waste disposal, endangered species and noise regulation, among others. Failure to comply with such laws and regulations or to obtain any necessary environmental permits pursuant to such laws and regulations could result in fines or other sanctions. Environmental laws and regulations affecting power generation and distribution are complex and have tended to become more stringent over time. Congress and other domestic and foreign governmental authorities have either considered or implemented various laws and regulations to restrict or tax certain emissions, particularly those involving air and water emissions. Existing environmental regulations could be revised or reinterpreted, new laws and regulations could be adopted or become applicable, and future changes in environmental laws and regulations could occur, including potential regulatory and enforcement developments related to air emissions.

These laws and regulations have imposed, and proposed laws and regulations could impose in the future, additional costs on the operation of power plants. Energy pipeline companies have made and will likely continue to make significant capital and other expenditures to comply with these and other environmental laws and regulations. Changes in, or new, environmental restrictions may force energy pipeline companies to incur significant expenses or expenses that may exceed their estimates. There can be no assurance that such companies would be able to recover all or any increased environmental costs from their customers or that their business, financial condition or results of operations would not be materially and adversely affected by such expenditures or any changes in domestic or foreign environmental laws and regulations, in which case the value of these companies’ securities in a Fund’s portfolio could be adversely affected. Energy pipeline companies may not be able to obtain or maintain all required environmental regulatory approvals. If there is a delay in obtaining any required environmental regulatory approvals or if an energy pipeline company fails to obtain, maintain or comply with any such approval, the operation of its facilities could be stopped or become subject to additional costs. In addition, an energy pipeline company may be responsible for any on-site liabilities associated with the environmental condition of facilities that it has acquired, leased or developed, regardless of when the liabilities arose and whether they are known or unknown.

Supply and Demand Risk.    A decrease in the production of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other energy commodities, or a decrease in the volume of such commodities available for transportation, processing, storage or distribution, may adversely impact the financial performance of companies in the energy pipeline industry. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, political events, OPEC actions, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, failure to obtain necessary permits, unscheduled outages, unanticipated expenses, inability to successfully carry out new construction or acquisitions, import supply disruption, increased competition from alternative energy sources or related commodity prices. A sustained decline in demand for such commodities could also adversely affect the financial performance of companies in the energy pipeline industry. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices or weather.

The profitability of companies engaged in processing and pipeline activities may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of such entities.

Price Volatility Risk.    Greater volatility of energy commodity prices may lead to increased volatility in the prices of equities in the energy pipeline industry. While energy pipeline companies typically do not take title to commodities and consequently have little direct exposure to changing prices, the price level of commodities may affect the volume of commodities transported, processed, stored or distributed. This changing volume may directly impact the revenues earned by energy pipeline companies, leading to more price volatility.

Fundamental and Non-Fundamental Investment Limitations

The AI Infrastructure ETF may not:

1.    Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time;

2.    Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time;

3.    Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time;

4.    Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time; or

5.    Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the securities of companies in a particular industry or group of industries), except that the Fund will concentrate in the energy infrastructure, industrials and information technology industries.

The following are the non-fundamental investment restrictions for the AI Infrastructure ETF. These restrictions can be changed by the Board, but the change will only be effective after prior written notice is given to Fund shareholders.

1.    Under normal circumstances, the Fund may invest up to 15% of its net assets in illiquid investments.

The Electrification Infrastructure ETF may not:

1.    issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

2.    borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

3.    make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

4.    concentrate (invest 25% or more of our total assets) in any particular industry, except that the Fund will concentrate its assets in the group of industries constituting the power and energy infrastructure sectors;

5.    underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities held in our portfolio;

6.    purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

7.    purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that the Fund may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

All other investment policies are considered non-fundamental and may be changed by the Board of Trustees without prior approval of our outstanding voting securities.

As a non-fundamental investment policy, under normal circumstances, the Fund invests at least 80% of its total assets (including assets obtained through borrowings for investment purposes) in securities of power and energy infrastructure companies. The Fund also has adopted the following additional non-fundamental policies, that will be followed under normal circumstances:

1.    The Fund will have the ability to utilize leverage to the extent permitted by the 1940 Act.

2.    The Fund will not invest more than 15% of its total assets in restricted securities that are ineligible for resale pursuant to Rule 144A under the Securities Act, all of which may be illiquid securities.

3.    The Fund may invest in securities issued by non-U.S. issuers (including Canadian issuers).

4.    The Fund will not engage in short sales.

5.    The Fund has the ability to write covered call options.

As used for the purpose of each non-fundamental investment policy above, the term “total assets” includes any assets obtained through leverage. The Board may change its non-fundamental investment policies without shareholder approval and will provide notice to shareholders of material changes in such policies (including notice through shareholder reports). Any change in the policy of investing under normal circumstances at least 80% of the Fund’s total assets (including assets obtained through borrowings for investment purposes) in securities of power and energy infrastructure companies requires at least 60 days’ prior written notice to shareholders. Unless otherwise stated, these investment restrictions apply at the time of purchase, and the Fund will not be required to reduce a position due solely to market value fluctuations.

The Energy ETF may not:

1.    Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions, reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery or forward delivery basis or short sales in accordance with its objective and strategies;

2.    Underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act);

3.    Purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate, including REITs);

4.    Purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;

5.    Make loans of money (except for the lending of the Fund’s portfolio securities, repurchase agreements and purchases of debt securities consistent with the investment policies of the Fund); or

6.    Invest 25% or more of the Fund’s total assets in any particular industry or group of industries, except that the Fund will concentrate its assets in one or more industries that comprise the energy sector, and under normal circumstances will invest at least 25% of the Fund’s total assets in the securities of companies that constitute such industries.

For purposes of policy number six above, the Fund will reference industry classifications pursuant to the Global Classification Standards (GICS) in monitoring compliance with the Fund’s concentration policy.

The following are the non-fundamental investment restrictions for the Fund. These restrictions can be changed by the Board, but the change will only be effective after prior written notice is given to Fund shareholders.

1.    Under normal circumstances, the Fund may invest up to 15% of its net assets in illiquid investments.

The Global Water ETF may not:

1.    Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the securities of companies in a particular industry or group of industries), except to the extent that the Fund’s Underlying Index concentrates in a particular industry or group of industries;

2.    Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time;

3.    Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time;

4.    Purchase or sell physical commodities except to the extent permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;

5.    Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time; or

6.    Purchase or sell real estate, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including REITs).

For purposes of limitation number one (1), securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following non-fundamental restriction, which may be changed without a shareholder vote.

1.    The Fund will not invest less than 80% of its total assets (excluding securities lending collateral) in securities that comprise its Underlying Index

The North American Pipeline ETF may not:

1.    Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the securities of companies in a particular industry or group of industries), except that the Fund will concentrate in the energy pipeline industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry;

2.    Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time;

3.    Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time;

4.    Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time;

5.    Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following non-fundamental restriction, which may be changed without a shareholder vote.

1.    The Fund will not invest less than 80% of its total assets (excluding securities lending collateral) in securities that comprise its Underlying Index.

Each Fund’s compliance with its investment policies and limitations on certain investment percentages will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, except with respect to borrowing for leverage or investing in illiquid investments, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with a Fund’s investment policies and limitations on certain investment percentages. If a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If at any time a Fund’s illiquid investments are greater than 15% of its net assets, the Fund will determine how to remediate the excess illiquid investments in accordance with the 1940 Act and the Fund’s policies and procedures.

If a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders. With respect to borrowing, if at any time a Fund’s borrowings exceed one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings), such borrowings will be reduced within three days, (not including Sundays and holidays) or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation.

For purposes of each Fund’s industry concentration policy, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry. To the extent that the Fund invests in investment companies affiliated by virtue of having a common adviser, the Fund will consider the underlying holdings of such company for purposes of its concentration policy.

(AI Infrastructure ETF) For purposes of limitation 5 above, AI Infrastructure ETF generally classifies industries by reference to GICs except that (1) renewable energy companies and utilities will be classified in the energy infrastructure industry notwithstanding that they may be classified in other GICs sectors like Materials, Industrials or Utilities, and (2) data centers will be classified in the information technology industry notwithstanding that some data centers may be classified in the Real Estate Industry. These classifications are intended to align with the investment exposures that the Fund seeks.

Currently under the 1940 Act, each Fund is not permitted to incur indebtedness unless immediately after such borrowing it has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of its total assets including the amount borrowed, less all liabilities).

Under the 1940 Act, a “senior security” does not include any promissory note or other evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed; otherwise it shall be presumed not to be for temporary purposes. Any such presumption may be rebutted by evidence. Both transactions involving indebtedness and any preferred stock issued by the Fund would be considered senior securities under the 1940 Act, and as such, are subject to the asset coverage requirements discussed above.

Currently under the 1940 Act, each Fund is not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company which owns all of the Fund’s outstanding securities. Currently, under interpretive positions of the staff of the SEC, the Fund may not have on loan at any given time securities representing more than one-third of its total assets.

Each Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

Under the 1940 Act, each Fund may, but does not intend to, invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of its advisory fees and other expenses with respect to assets so invested. Holders of Fund shares would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, the securities of other investment companies also may be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. A material decline in net asset value may impair a Fund’s ability to maintain asset coverage on preferred stock and debt securities, including any interest and principal for debt securities.

Under the 1940 Act, underwriting securities involves a Fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

The 1940 Act does not directly restrict a Fund’s ability to invest in real estate, but does require every investment company to have the fundamental investment policy governing such investments. The Fund will not purchase or sell real estate, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including REITs).

Each Fund will not purchase or sell physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

Portfolio Turnover

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations or redemption requests warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in each Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs and could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 37%). To the extent that the Funds experience an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Funds could be negatively impacted by the increased expenses incurred and may result in a greater number of taxable transactions.

Portfolio Holdings Information

The Trust has adopted a policy regarding the disclosure of information about the Funds’ portfolio holdings. The Board of Trustees must approve all material amendments to this policy. Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the NSCC. Pursuant to Rule 6c-11 under the 1940 Act, information regarding the Funds’ current portfolio holdings will be available on a daily basis at https://tortoisecapital.com/. The Trust will not disseminate nonpublic information concerning the holdings of the Funds except to the Trust’s service providers and professional advisors. In no event shall the Adviser, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

There can be no assurance that the Portfolio Holdings Policies and these procedures will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

Management of the FundS

Board of Trustees

The management and affairs of the Funds are overseen by the Board of Trustees. The Board of Trustees consists of five individuals. The Board of Trustees establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds.

The Role of the Board of Trustees

The Board provides oversight of the management and operations of the Trust. The day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser; Quasar Distributors, LLC, the Fund’s principal underwriter (the “Distributor”); U.S. Bank Global Fund Services, the Funds’ administrator (the “Administrator”) and transfer agent (the “Transfer Agent”); and U.S. Bank, National Association, the Funds’ Custodian, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Adviser, Distributor, Administrator, Custodian and Transfer Agent. The Board has appointed various individuals as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal Board meetings, which are held four times per year, and such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board meetings to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board is comprised of four Trustees that are not “interested persons” of the Funds, as defined by the 1940 Act (“Independent Trustees”), and one “interested trustee”. The Board has established three standing committees, an Audit Committee, a Nominating & Governance Committee and a Distribution and Brokerage Committee, which are discussed in greater detail under “Board Committees” below. Each Committee is comprised of all the Independent Trustees.

The Board has appointed Tom Florence as Chairman and Andrew J. Iseman as Lead Independent Trustee.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating & Governance Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was elected to serve on the Board because of his or her experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including: the affiliated or unaffiliated nature of each investment adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s series.

The Board has determined that the inclusion of all Independent Trustees as members of each Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the composition of the Board and the function and composition of its various committees as described above, the Trust has determined that the Board’s leadership structure is appropriate.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, business continuity risk, etc.) the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board meetings and meets in executive session with the Independent Trustees to discuss compliance and operational risks. In addition, Carrie Ramirez Schoffman, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert,” meets with the Principal Financial Officer and the Funds’ independent registered public accounting firm to discuss, among other things, the internal control structure of the Funds’ financial reporting function.

Trustees and Officers

The Trustees and officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name and Age(1)	Position(s) Held With Trust, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held
Independent Trustees
Carrie Ramirez Schoffman (1973)	Trustee; Indefinite; Since October 2024	Owner, CPA Concierge Services, LLC (since 2020); Tax Accountant, Bree Beers & Associates, PC (2017 – 2021); Principal Financial Officer and Treasurer, ICON Funds (2013 – 2017); Chief Compliance Officer, ICON Funds (2004 – 2017); Chief Compliance Officer, Senior Vice President, ICON Advisers, Inc. (2004 – 2017); Staff Accountant, U.S. Securities and Exchange Commission (2003 – 2004); Experienced Manager/Senior/Staff, PricewaterhouseCoopers LLP (1996 – 2003); CPA designation (since 1996).	10	Ultimus Registered Alternatives Gateway Series Trust I; Tortoise Energy Infrastructure Corporation; Tortoise Energy & Infrastructure Interval Fund

Name and Age(1)	Position(s) Held With Trust, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held
Keith A. Fletcher (1958)	Trustee; Indefinite; Since October 2024	Partner at Neos Investments (since 2022); Principal and Founder, JAHFT Solutions (since 2017); Principal and Chief Distribution Officer, Riskx Investments (2012 – 2017); Chief Marketing Officer, Guggenheim Investments/Rydex SGI (2008 – 2012); Managing Director, Lyster Watson (2007 – 2008); President and Chief Executive Officer, Fletcher Financial Group Inc. (2004 – 2007); Chief Marketing Officer, Executive Vice President, Van Eck Global (1992 – 2004).	9	Valkyrie ETF Trust II; Tortoise Energy & Infrastructure Interval Fund
Andrew J. Iseman (1964)	Trustee; Indefinite; Since October 2024	Member, Governing Council, Independent Directors Council (since 2024); Adjunct Faculty, Rockhurst University (2018); Chief Executive Officer, Scout Investments (2010 – 2018); Chief Operating Officer, RK Capital Management (2009 – 2010); Chief Operating Officer, Janus Capital Group (2007 - 2008); Senior Vice President, INTECH (2005 – 2007); Vice President of Investment Operations, Janus Capital Group (2003 – 2005); Chief Operating Officer, Berger Financial Group (1996 – 2003); Product Manager, DST Systems (1993 – 1996); Senior Compliance Examiner, FINRA (1987 – 1993).	10	Pacific Select Fund; Tortoise Energy Infrastructure Corporation; Tortoise Energy & Infrastructure Interval Fund
John C. Maxwell (1963)	Trustee; Indefinite; Since October 2024	Lead Portfolio Manager, Delaware Ivy Investments/Waddell & Reed/Ivy Investments (2006 – 2021); Analyst and Assistant Portfolio Manager, Delaware Ivy Investments/Waddell & Reed/Ivy Investments (1998 – 2006); Consumer Staples Analyst, Fort Washington Investment Advisors (1995 – 1998); Financial Analyst, Procter & Gamble (1992 – 1995); Engineer in Charge of Construction, Camp David, White House Military Office (1986 – 1990); First Lieutenant, U.S. Army Reserves, Corps of Engineers; CFA designation (since 1998).	9	Tortoise Energy & Infrastructure Interval Fund

Name and Age(1)	Position(s) Held With Trust, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held
Interested Trustee(3)
Tom Florence (1962)	Trustee; Indefinite; Since October 2024	Chief Executive Officer, Tortoise Capital Advisors, L.L.C. (since 2024); Managing Director, Hamilton Lane (2021 – 2022); Chairman, Chief Executive Officer and Founder, 361 Capital (2009 – 2021); Managing Partner, Black Creek Capital (2003 – 2008); Managing Director, Morningstar Inc. (2000 – 2003); Managing Director, Pilgrim Baxter & Associates (1996 – 2000); Vice President, Fidelity Investments (1991 – 1996); Vice President, Merrill Lynch (1985 – 1991).	10	Tortoise Energy Infrastructure Corporation; Tortoise Energy & Infrastructure Interval Fund
Officers
Tom Florence	President and Chief Executive Officer (Principal Executive Officer); Since October 2024	See above.	—	—
John-Paul Nigro (1984)	Principal Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer); Since February 2026	Director of PFO Services, PINE Advisor Solutions LLC (2024 – present); Assistant Vice President, State Street (2010 – 2024).	—	—
Amy Siefer (1977)	Chief Compliance Officer; Since October 2024	Director of Fund CCO Services, PINE Advisor Solutions LLC (2024 – present); Vice President at Citi Fund Services Ohio, Inc. (2012 – 2024).	—	—
Jeffrey Kruske (1975)	Secretary; Since January 2025	General Counsel — Managing Director at Tortoise Capital Advisors L.L.C. (since 2017); General Counsel, Office of the Kansas Securities Commissioner (2011 – 2016); Attorney, Schlagel Gordon & Kinzer, LLC (2009 – 2011); Attorney, Law Office of Jeffrey S. Kruske, P.A. (2002 – 2009).	—	—

____________

(1)     The address of each Trustee and officer is 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211.

(2)     The term “Fund Complex” refers to all present and future funds advised by the Adviser or its affiliates.

(3)     As a result of his position held with the Adviser or its affiliates, this individual is considered an “interested person” within the meaning of the 1940 Act.

Trustee Qualifications

In addition to the experience provided in the table above, each Trustee possesses the following qualifications, attributes and skills, each of which factored into the conclusion to invite them to join the Funds’ Board: Ms. Ramirez Schoffman, experience as principal financial and chief compliance officer; Mr. Fletcher, experience as a chief distribution officer and chief marketing officer; Mr. Iseman, experience as a chief executive officer and chief operating officer; and Mr. Maxwell, experience as a portfolio manager.

Other attributes and qualifications considered for each Trustee in connection with their selection to join the Board of the Funds were their character and integrity and their willingness and ability to serve and commit the time necessary to perform the duties of a Trustee for the Funds. In addition, as to each Trustee other than Mr. Florence, his or her status as an Independent Trustee; and, as to Mr. Florence, his roles with the Adviser were an important factor in his selection as a Trustee. No experience, qualification, attribute or skill was by itself controlling.

Mr. Florence serves as Chairman of the Board of the Funds. Mr. Florence is an “interested person” of the Funds within the meaning of the 1940 Act. The appointment of Mr. Florence as Chairman reflects the belief that his experience, familiarity with the Funds’ day-to-day operations and the individuals with responsibility for the Funds’ management and operations provides the Board with insight into the Funds’ business and activities and, with his familiarity with the Funds’ administrative support, facilitates the efficient development of meeting agendas that address the Funds’ business, legal and other needs and the orderly conduct of meetings of the Board.

The discussion of the Trustees’ experience and qualifications is pursuant to SEC requirements, does not constitute holding out the Board or any Trustee as having special expertise, and shall not impose any greater responsibility or liability on any such Trustee or the Board by reason thereof.

Trustee and Management Ownership of Fund Shares

The following table shows the dollar range of Fund shares beneficially owned by the Trustees as of December 31, 2025.

Dollar Range of Equity Securities in the Fund (None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, Over $100,000)
Name	AI Infrastructure ETF	Electrification Infrastructure ETF	Energy ETF	Global Water ETF	North American Pipeline ETF	Aggregate Dollar Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Carrie Ramirez Schoffman	None	None	None	None	None	None
Keith A. Fletcher	None	None	None	None	None	None
Andrew J. Iseman	$50,001 – $100,000	$10,001 – $50,000	None	None	None	Over $100,000
John C. Maxwell	None	None	None	None	None	None
Interested Trustee
Tom Florence	None	None	None	None	None	None

As of February 28, 2026, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the Fund.

Board Committees

Audit Committee.    The Trust has an Audit Committee, which is comprised of the Independent Trustees. Carrie Ramirez Schoffman serves as Chair of the Audit Committee. The Audit Committee reviews financial statements and other audit-related matters for the Funds. The Audit Committee also holds discussions with management and with the Funds’ independent registered public accounting firm concerning the scope of the audit and the auditor’s independence.

Nominating & Governance Committee.    The Trust has a Nominating & Governance Committee, which is comprised of the Independent Trustees. Andrew J. Iseman serves as Chair of the Nominating & Governance Committee. The Nominating & Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.

The Nominating & Governance Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees. Recommendations for consideration by the Nominating & Governance Committee should be sent to the Secretary of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis. The Nominating & Governance Committee’s procedures with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws.

Distribution and Brokerage Committee.    The Distribution and Brokerage Committee provides oversight with respect to the distribution of shares of the Funds including services of the Distributor and Authorized Participants, creation and redemption process and trading performance of Fund shares. Keith A. Fletcher serves as Chair of the Distribution and Brokerage Committee. The Committee also oversees matters relating to the use of brokerage commissions and placement of portfolio transactions.

Independent Trustee Compensation

The Independent Trustees each receive an annual retainer of $75,000. In addition, Independent Trustees will receive $5,000 for each in-person Board of Trustees meeting attended and $2,500 for each meeting attended virtually.

The Lead Independent Trustee and the Chairman of the Audit Committee will also receive supplemental annual retainers of $10,000 and $7,500, respectively. The table below shows compensation for the fiscal year ending November 30, 2025.

Name of Person/Position	Aggregate Compensation From The Funds(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses ($)	Estimated Annual Benefits Upon Retirement ($)	Total Compensation from The Funds Fund Complex Paid to Trustees(1)
Independent Trustees:
Carrie Ramirez Schoffman	$67,188	—	—	$107,500
Keith A. Fletcher	$62,500	—	—	$100,000
Andrew J. Iseman	$68,750	—	—	$110,000
John C. Maxwell	$62,500	—	—	$100,000

____________

(1)     Each Fund has adopted a unitary fee structure. Under such structure, the Adviser is responsible for paying compensation of Independent Trustees. For purposes of this table, the amounts shown represent the estimated portion allocable to each Fund, with total Independent Trustee compensation allocated equally among the Funds covered by this Statement of Additional Information.

Code of Ethics

The Trust, the Adviser, the Sub-Adviser (defined below) and the Distributor each have adopted a code of ethics in accordance with Rule 17j-1 under the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

Proxy Voting Procedures

Each Fund and the Adviser have adopted proxy voting policies and procedures (“Proxy Policy”), which the Funds believe are reasonably designed to ensure that proxies are voted in the Funds’ best interests and the shareholders’ best interests. Subject to the oversight of the Board, the Board has delegated responsibility for implementing the Proxy Policy to the Adviser. The Adviser has adopted Glass Lewis’ proxy voting guidelines, which are applied to all Adviser proxy votes at the time proxy votes are submitted. The Adviser will consider additional information that may become available regarding a particular proposal. This additional information may include an issuer’s or a shareholder proponent’s subsequently filed additional definitive proxy materials. Proxies are generally voted in accordance with the Adviser’s proxy voting guidelines; however, the Adviser may opt to override the guidelines if it is decided to be in the best interest of its clients.

The Adviser is responsible for monitoring Fund actions and ensuring that proxies are voted in a timely manner. The Funds are not responsible for voting proxies they do not receive but will make reasonable efforts to obtain missing proxies. The Adviser shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (1) significant client relationships; (2) other potential material business relationships; and (3) material personal and family relationships. In the absence of contrary instructions received from the applicable Investment Committee of the Adviser, or a Managing Director of the Adviser designated by the Investment Committee, all proxies will be voted in accordance with the referenced Glass Lewis guidelines. The Funds may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

If a request for proxy presents a conflict of interest between the shareholders on the one hand, and the Adviser, the principal underwriters, or any affiliated persons of the Funds, on the other hand, management may (i) disclose the potential conflict to the Board of Trustees and obtain consent; (ii) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions; (iii) abstain from voting the proxies; or (iv) use an independent third party recommendation. The Adviser will document the rationale for any proxy voted contrary to the proxy voting guidelines. Such information will be maintained as part of the recordkeeping requirements.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Funds or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Funds. The Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants. Accordingly, the Trust is not aware of any person that owns of record or beneficially 5% or more of the outstanding shares of the Funds.

Investment Advisory and Other Services

Investment Adviser

Our investment adviser is Tortoise Capital Advisors, L.L.C. (previously defined as the “Adviser”), a registered investment adviser specializing in energy investing across the energy value chain, including infrastructure and MLPs.

Our Adviser is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”), a private equity firm that invests in growth-oriented companies, and is an indirectly wholly-owned subsidiary of Tortoise Parent Holdco LLC (“Tortoise”). A vehicle formed by Lovell Minnick owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise. Our Adviser is located at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. As of February 28, 2026, our Adviser had approximately $10.4 billion in assets under management in the energy sector.

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), the Adviser, subject to overall oversight by the Board, manages each Fund’s investments. The Adviser regularly provides the Trust with investment research advice and oversight and will furnish continuously an investment program for each Fund, consistent with each Fund’s investment objective and policies.

Investment Sub-Adviser

The Adviser has retained Exchange Traded Concepts, LLC (“ETC” or the “Sub-Adviser”), 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120, to serve as sub-adviser for the Funds. ETC is majority owned by Cottonwood ETF Holdings LLC, which is controlled by Richard R. Hogan. ETC has provided investment advisory services to individual and institutional accounts since 2009.

Pursuant to a Sub-Advisory Agreement between the Adviser and ETC (the “Sub-Advisory Agreement”), ETC is responsible for trading portfolio securities on behalf of the Global Water ETF and the North American Pipeline ETF, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of a Fund’s respective Underlying Index, subject to the oversight of the Adviser and the Board. For the services it provides to the Funds, ETC is compensated by the Adviser from the management fees paid by the Funds to the Adviser.

The Sub-Advisory Agreement will continue in force for an initial period of two years. Thereafter, the Sub-Advisory Agreement is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of the applicable Fund. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares, or by the Adviser, in each case upon 60 days’ written notice to ETC, or by ETC on 60 days’ written notice to the Adviser and the Trust. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ETC has served as sub-adviser to the Global Water ETF and the North American Pipeline ETF since inception.

Distribution of Fund Shares

The Trust has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, pursuant to which the Distributor acts as the Funds’ principal underwriter and distributes shares. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute shares in amounts less than a Creation Unit. The Distributor is not affiliated with the Adviser, Administrator, Fund Accountant or the Custodian.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Purchase and Issuance of Shares in Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds’ outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust, on behalf of the Funds, on 60 days’ written notice when authorized either by a majority vote of the Funds’ shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined under the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.

Other Service Providers

U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Administrator, Transfer Agent and index receipt agent (as that term is defined in the rules of the National Securities Clearing Corporation (“NSCC”)) for the Funds.

Pursuant to a Fund Administration Servicing Agreement and Fund Accounting Servicing Agreement between the Trust and the Administrator, the Administrator provides certain administrative services to the Funds, including, among other responsibilities, portfolio accounting services, tax accounting services and furnishing financial reports, acting as a liaison among Fund service providers, coordinating the Board of Trustees’ communications, compliance control services, Fund valuation and financial reporting services, preparing non-investment related statistical, researching data as requested, arranging for the computation of performance data, including NAV per share and yield; and arranging for the maintenance of books and records of the Funds. In this capacity, the Administrator does not have any responsibility or authority for the investment management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. As compensation for the administration and accounting services, U.S. Bank Global Fund Services receives a fee based on the Funds’ average daily net assets, subject to an annual minimum fee. U.S. Bank Global Fund Services also is entitled to reimbursement for certain out-of-pocket expenses. The Administrator also is entitled to certain out-of-pocket expenses.

U.S. Bank Global Fund Services also acts as Transfer Agent and Dividend Disbursing Agent under a separate agreement with the Trust.

Quasar Distributors, LLC, located at Three Canal Plaza, Suite 100, Portland, ME 04101 acts as Distributor to the Funds.

Pursuant to a custody agreement between the Trust and the Funds, and U.S. Bank National Association, U.S. Bank National Association serves as the custodian of the Funds’ assets (the “Custodian”). Pursuant to the custody agreement, the Custodian receives an annual fee from the Adviser based on a Fund’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to reimbursement for certain out-of-pocket expenses. The Custodian’s address is 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212.

PINE Advisors LLC (“PINE”), located at 501 S. Cherry Street, Suite 610, Denver, Colorado 80246, provides Chief Compliance Officer and Principal Financial Officer services to the Trust pursuant to a services agreement. In consideration for these services, PINE is paid a monthly fee. PINE is also reimbursed for certain out-of-pocket expenses.

Legal Counsel

Vedder Price P.C., located at 222 N. LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Trust. Morrison & Foerster, LLP, located at 370 17th Street, Suite 4200, Denver, Colorado 80202 serves as legal counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, located at Two Liberty Place 50 S. 16th Street, Philadelphia, Pennsylvania 19102, serves as the independent registered public accounting firm for the Funds. Its services include auditing the Funds’ financial statements and the performance of related compliance tax services.

Distribution (Rule 12b-1) Plan

The Trust has adopted a Distribution Plan (the “Plan”) with respect to the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The Funds do not presently intend to make any payments pursuant to the Plan. Continuance of the Plan with respect to the Funds must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder with respect to the Funds without approval by a majority of the outstanding shares of any class of the Funds that are affected by such increase. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that the Funds pay the Distributor an annual fee of up to a maximum of 0.25% per annum of the average daily net assets of the Funds’ shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Funds are authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Funds or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Funds’ then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Funds; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Funds, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Funds; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of shares, including the cost of providing (or paying others to provide) services to beneficial owners of shares, including, but not limited to, assistance in answering inquiries related to shareholder accounts, and (viii) such other services and obligations as are set forth in the Distribution Agreement.

The Trust currently does not intend to utilize the 12b-1 Plan with respect to the Funds.

Marketing Support Payments

The Adviser, out of its own profits and resources and without additional cost to the Funds or their shareholders, may provide cash payments or other compensation (“Support Payments”) to certain financial intermediaries who sell and/or promote the sale of shares of the Funds. Subject to and in accordance with the terms of the Funds’ prospectus and the Plan (as applicable) adopted by resolution of the Trust’s Board of Trustees, and specifically the “Payments to Financial Intermediaries” section of the Funds’ prospectus, the Adviser may make Support Payments to such financial intermediaries related to marketing/distribution support, education training or support, shareholder servicing, sales meetings, inclusion on sales lists (including a preferred or select sales list), participation in sales programs, and for making shares of the Funds available to the intermediaries’ customers generally and in investment programs.

Support Payments made by the Adviser to intermediaries may be calculated in different ways, including: (1) as a percentage of net sales; (2) as a percentage of net assets; and (3) as a flat fee.

The possibility of receiving, or the receipt of, such Support Payments as described above may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Funds and other ETFs.

Portfolio Managers

Each Fund is managed by the portfolio management team. The individual members of the team jointly and primarily responsible for the day-to-day management of each Fund’s portfolio are described below. Each member of the portfolio management teams has served as portfolio manager since each Fund’s inception.

Portfolio Managers of AI Infrastructure ETF, Electrification Infrastructure ETF and Energy ETF

Primary responsibility for the day-to-day management of AI Infrastructure ETF, Electrification infrastructure ETF and Energy ETF is the joint responsibility of a team of portfolio managers consisting of Matthew Sallee, CFA, Brian Kessens, CFA, James Mick, CFA and Robert Thummel. The investment committee of the Adviser, comprised of these portfolio managers, provides investment strategy oversight to the portfolio management team who implements the strategy. While responsibility for monitoring, review, and analysis of individual securities is spread among various individual members of the portfolio management team, all portfolio management decisions and reviews are based on a team approach. Each of Messrs. Sallee, Kessens, Mick and Thummel has an employment-related agreement with the Adviser and receives base compensation for the services he provides. They are also eligible for an annual discretionary cash bonus based on the Adviser’s earnings and the satisfaction of certain other conditions. The Adviser’s earnings are based in part on the value of assets held in each Fund’s portfolios. Additional benefits received by Messrs. Sallee, Kessens, Mick and Thummel are normal and customary employee benefits generally available to all full-time employees.

The following table provides information regarding other accounts managed by each portfolio manager, excluding the Funds, including information regarding the number of managed accounts that pay a performance fee, as of November 30, 2025.

Name	Type	No. of Accounts	Total Assets of Accounts	Number of Accounts Paying Performance Fee	Total Assets of Accounts Paying Performance Fee
Brian Kessens
	Registered investment companies	2	$4,560,623,731	—	$—
	Other pooled investment vehicles	1	$67,643,340	—	$—
	Other accounts	337	$3,015,807,577	8	$957,067,560
James Mick
	Registered investment companies	3	$4,595,331,825	—	$—
	Other pooled investment vehicles	1	$67,643,340	—	$—
	Other accounts	337	$3,015,807,577	8	$957,067,560
Matthew Sallee
	Registered investment companies	3	$4,595,331,825	—	$—
	Other pooled investment vehicles	1	$67,643,340	—	$—
	Other accounts	337	$3,015,807,577	8	$957,067,560
Robert Thummel
	Registered investment companies	3	$4,595,331,825	—	$—
	Other pooled investment vehicles	1	$67,643,340	—	$—
	Other accounts	337	$3,015,807,577	8	$957,067,560

Portfolio Managers of Global Water ETF and North American Pipeline ETF

The Global Water ETF and the North American Pipeline ETF are managed by the Sub-Adviser’s portfolio management team. The individual members of the team jointly and primarily responsible for the day-to-day management of each Fund’s portfolio are described below.

Andrew Serowik has served as a portfolio manager for the Funds since inception.

Gabriel Tan, CFA, CFP® has served as a portfolio manager for the Funds since inception.

Todd Alberico has served as a portfolio manager for the Funds since inception.

Brian Cooper has served as a portfolio manager for the Funds since inception.

The following table provides information regarding other accounts managed by each portfolio manager, excluding the Funds, including information regarding the number of managed accounts that pay a performance fee, as of November 30, 2025:

Name of Manager	Account Category	# of Accounts	Total Assets of Accounts (in millions)	# of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Andrew Serowik
	Registered investment companies	72	$8,370,000	—	—
	Other pooled investment vehicles	—	$—	—	—
	Other accounts	—	$—	—	—
Gabriel Tan
	Registered investment companies	72	$8,370,000	—	—
	Other pooled investment vehicles	—	$—	—	—
	Other accounts	—	$—	—	—
Todd Alberico
	Registered investment companies	72	$8,370,000	—	—
	Other pooled investment vehicles	—	$—	—	—
	Other accounts	—	$—	—	—
Brian Cooper
	Registered investment companies	72	$8,370,000	—	—
	Other pooled investment vehicles	—	$—	—	—
	Other accounts	—	$—	—	—

Securities Ownership of Portfolio Managers

Portfolio Managers of AI Infrastructure ETF, Electrification Infrastructure ETF and Energy ETF

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2025:

Portfolio Manager	Aggregate Dollar Range of Holdings in AI Infrastructure ETF	Aggregate Dollar Range of Holdings in Electrification Infrastructure ETF	Aggregate Dollar Range of Holdings in Energy ETF
Brian A. Kessens	$10,001 – $50,000	$100,000 – $500,000	$10,001 – $50,000
James R. Mick	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000
Matthew G.P. Sallee	None	$10,001 – $50,000	$10,001 – $50,000
Robert J. Thummel, Jr.	$50,001 – $100,000	$10,001 – $50,000	None

Portfolio Managers of Global Water ETF and North American Pipeline ETF

As of November 30, 2025, the Funds’ portfolio managers did not own any shares of the Funds.

Potential Conflicts of Interest Involving the Adviser and Portfolio Manager Compensation

Potential Conflicts of Interest for AI Infrastructure ETF, Electrification Infrastructure ETF and Energy ETF

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Funds have no interest. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over a Fund. Any of the Adviser’s or its affiliates’ proprietary accounts and other customer accounts may compete with a Fund for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, a Fund, even though their investment objectives may be the same as, or similar to, a Fund’s objective. Certain of the funds and accounts managed by the Adviser may invest in the equity securities of a particular company, while other funds and accounts managed by the Adviser may invest in the debt securities of the same company.

The Adviser has written allocation policies and procedures that it will follow in addressing any conflicts. When two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with each client’s investment objectives and the Adviser’s procedures.

From time to time, the Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The Adviser’s management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Adviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuously short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Adviser has adopted various policies to mitigate these conflicts, including policies that require the Adviser to avoid favoring any account, and that prohibit client and proprietary accounts from engaging in short sales with respect to individual stocks held long in client accounts. The Adviser’s policies also require transactions in proprietary accounts to be placed after client transactions.

Potential Conflicts of interest for Global Water ETF and North American Pipeline ETF

Conflicts of interest may arise because the Adviser or Sub-Adviser and their affiliates generally may provide investment advisory services for other clients and may engage in other business ventures in which the Funds will have no interest. As a result of these separate business activities, the Adviser or Sub-Adviser and affiliates may have conflicts of interest in allocating management time, services, and functions among the Funds and other business ventures and advisory clients.

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby such portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Sub-Adviser manages are fairly and equitably allocated.

The Adviser and Sub-Adviser have implemented policies and procedures designed to ensure that each entity conducts its trading activities separately and without knowledge or consultation with the other entity. As a result, investment professionals at the Adviser or the Sub-Adviser may place trades that are directly or indirectly contrary to investment decisions made on behalf of the Funds, or may make investment decisions that are similar to those made for the Funds, both of which have potential to adversely impact the Funds depending on market conditions.

Additionally, the Adviser may in the future provide advice to other clients, including separately managed accounts, commingled funds and additional investment funds, using the same strategy as the Funds or to other funds or accounts which seek to replicate the performance of similar or different indices. Advisory accounts of the Adviser following the same or similar strategies may experience differences in return or tracking error due to various factors including the size of the account, timing of investments, liquidity needs, and differences in cash inflows and outflows. The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Funds’ behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Funds.

The Adviser serves as the index provider to the Funds. The Adviser has adopted policies and procedures designed to address potential conflicts that may arise from the advisory activities of the Adviser, and the provision of the index by the Adviser. For example, such policies and procedures limit the ability of the Adviser’s portfolio management personnel from influencing personnel who are responsible for maintaining the Underlying Index’s methodology. In addition, information about changes to the Underlying Index’s methodology and changes in constituent components are treated as confidential information and the Adviser has adopted policies and procedures that it believes are reasonably designed to prevent the misuse of such information. Further, the Adviser has adopted a code of ethics governing the personal trading activity of its personnel. Finally, each of the Funds will disclose on a daily basis its entire portfolio holdings.

The portfolio managers do not receive any direct compensation from the Funds.

Each portfolio manager’s compensation includes a fixed base salary and discretionary bonus which is not tied to the performance of the Fund or asset growth in the Fund. The discretionary bonus is tied to the profitability of the Subadviser.

Portfolio Transactions

AI Infrastructure ETF, Electrification Infrastructure ETF and Energy ETF

The Adviser is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to a Fund’s investment performance on a continuing basis. Accordingly, the price in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

When a Fund purchases securities listed on a stock exchange, those transactions will be effected through brokers who charge a commission for their services. A Fund also may invest in securities that are traded principally in the over-the-counter market. In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). A Fund may also purchase securities including fixed income securities directly from an issuer, in which case no commissions or discounts will be paid.

Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to us and to other clients of the Adviser as to which the Adviser exercises investment discretion. The Adviser is further authorized to allocate the orders placed by it on a Fund’s behalf to such brokers and dealers who also provide research or statistical material or other services to the Funds or the Adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor.

Global Water ETF and North American Pipeline ETF

Subject to the oversight of the Adviser, the Sub-Adviser is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, the Sub-Adviser will initially consider its ability to execute transactions at the most favorable prices and lowest overall execution costs, while also taking into consideration other relevant factors, such as, the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, the quality of execution and custodial services, and the provision of valuable research services that can be reasonably expected to enhance the investment return of clients managed by the Sub-Adviser. Research services may include reports on particular companies, the market, the economy and other general widely distributed research, and may be used by the Sub-Adviser in servicing any funds and accounts managed by the Sub-Adviser, including the Funds. Receipt of research is one of a number of factors considered in assigning an overall internal ranking to brokers. The price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

The Funds may, from time to time, enter into arrangements with placement agents in connection with direct placement transactions. In evaluating placement agent proposals, the Sub-Adviser will consider each broker’s access to issuers of water and pipeline securities and experience transacting in water and pipeline markets, particularly the direct placement market. In addition to these factors, the Sub-Adviser will consider whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate us to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.

The Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting an investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Funds and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The overall reasonableness of brokerage commissions is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material or other services to the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Adviser and Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by FINRA and the SEC. Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of the Funds and/or client accounts.

PURCHASE AND ISSUANCE OF SHARES IN CREATION UNITS

The Trust issues and redeems shares of the Funds only in large blocks, known as “Creation Units,” which amount may change from time to time. The Trust issues and sells shares of the Funds: (i) in Creation Units on a continuous basis through the Funds’ distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any day the Funds’ primary listing exchange is open for business (“Business Day”), in proper form pursuant to the terms of the authorized participant agreement (“Participant Agreement”); or (ii) pursuant to the dividend reinvestment service of The Depository Trust Company (“DTC”). The NAV of the Funds’ shares is calculated each Business Day as of the close of regular trading on each Fund’s primary listing exchange, generally 4:00 p.m., Eastern time. The Funds will not issue or redeem fractional Creation Units.

Fund Deposit.    The consideration for purchase of a Creation Unit of the Funds generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in each Fund’s portfolio and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Funds may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs associated with the acquisition of Deposit Securities (“Non-Standard Charges”) may be recoverable from the purchaser of Creation Units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Funds. The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component will be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which will be the sole responsibility of the Authorized Participant (as defined below).

The Funds, through NSCC, make available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Funds. The Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Funds until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Funds. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of each Fund’s portfolio.

The Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which will be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of each Fund’s portfolio or resulting from certain corporate actions.

Procedures for Purchase of Creation Units.    To be eligible to place orders with the Distributor to purchase a Creation Unit of the Funds, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent and the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Adviser may retain all or a portion of the Creation Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

All orders to purchase shares directly from the Funds must be placed for one or more Creation Units in the manner set forth in the Participant Agreement (the “Cut-Off Time”). The Cut-Off Time for Fund orders is expected to be 2:00 p.m., Eastern time, which may be modified by the Funds from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time, or such earlier time as may be designated by the Funds and disclosed to the Authorized Participants. The Funds generally intends to accept orders for the next Business Day as a “Future Dated Trade” between 4:30 p.m. Eastern time and 5:30 p.m. Eastern time on the prior Business Day in the manner set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Funds in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Funds may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Funds’ investments are primarily traded is closed on any day, the Funds will also generally not accept orders on such day. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook. With respect to the Funds, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time on the Business Day on which the order is placed. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian will cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant will deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Funds or their agents by no later than 12:00 p.m., Eastern time (or such other time as specified by the Trust) on the Settlement Date. If the Funds or their agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. The “Settlement Date” for the Funds is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination will be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Funds.

The order will be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the Cut-Off Time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant will be liable to the Funds for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook and this SAI are properly followed.

Issuance of a Creation Unit.    Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser will be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor. However, the Funds reserve the right to settle Creation Unit transactions on a basis other than the second Business Day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant will be liable to the Funds for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which will be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m., Eastern time (or such other time as specified by the Trust) on the Settlement Date. If the Funds or their agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Funds for losses, if any, resulting therefrom. An additional amount of cash will be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases, unless otherwise advised by the Funds, and Non-Standard Charges may also apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units.    The Trust reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of the Funds including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Funds; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Funds; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor will either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor will not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered will be determined by the Trust, and the Trust’s determination will be final and binding.

Creation Transaction Fee.    A purchase (i.e., creation) transaction fee (the “Creation Transaction Fee”) is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a Creation Transaction Fee regardless of the number of Creation Units created in the transaction. The Funds may adjust the Creation Transaction Fee from time to time based upon actual experience. The fixed creation fee may be waived on certain orders if the Funds’ custodian has determined to waive some or all of the creation order costs associated with the order or another party, such as the Funds’ investment adviser, has agreed to pay such fee. In addition, the Funds may impose a Non-Standard Charge of up to 2% of the value of the creation transactions for cash creations, non-standard orders, or partial cash purchases for the Funds. The Funds may adjust the Non-Standard Charge from time to time based upon actual experience. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services, which may include an amount for the Creation Transaction Fee and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Funds may determine to not charge a Non-Standard Charge on certain orders when the Funds’ investment adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation of orders that facilitate the rebalance of the Funds’ portfolio in a more tax efficient manner than could be achieved without such order. The Adviser may retain all or a portion of the Creation Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the Creation Transaction Fee is designed to cover. The standard Creation Transaction Fee for AI Infrastructure ETF, Global Water ETF and North American Pipeline ETF is $300. The standard Creation Transaction Fee for the Electrification Infrastructure ETF and the Energy ETF is $500.

Risks of Purchasing Creation Units.    There are certain legal risks unique to investors purchasing Creation Units directly from the Funds. Because the Funds’ shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act.

For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Funds, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a shareholder to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with each Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3)(C) of the Securities Act.

Redemption.    Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Funds through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Funds, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and share quantities of the Funds’ portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Funds, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form—plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any Non-Standard Charges. If the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Cash Redemption Method.    Although the Trust does not ordinarily permit full or partial cash redemptions of Creation Units of the Funds, when full or partial cash redemptions of Creation Units are available or specified for the Funds, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant will receive the cash equivalent of the Funds Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

Redemption Transaction Fees.    A redemption transaction fee (the “Redemption Transaction Fee”) may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and Authorized Participants will be required to pay a Redemption Transaction

Fee regardless of the number of Creation Units created in the transaction. The Redemption Transaction Fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. A Fund may adjust the Redemption Transaction Fee from time to time based upon actual experience. The fixed redemption fee may be waived on certain orders if a Fund’s custodian has determined to waive some or all of the redemption order costs associated with the order of another party, such as the Fund’s investment adviser, has agreed to pay such fee. In addition, a Fund may impose a Non-Standard Charge of up to 2% of the value of a redemption transaction for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the Redemption Transaction Fees and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Trust. The Non-Standard Charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs. The standard Redemption Transaction Fee for the AI Infrastructure ETF, North American Pipeline ETF and the Global Water ETF is $300. The standard Redemption Transaction Fee for the Electrification Infrastructure ETF and the Energy ETF is $500.

Procedures for Redemption of Creation Units.    Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request will be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant which has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two Business Days of the trade date.

Additional Redemption Procedures.    In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, the Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two Business Days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form; in such circumstances, the Funds may delay delivery more than seven days if the Funds make such delivery as soon as practicable, but in no event later than 15 days. If neither the redeeming shareholder nor the Authorized Participant acting on behalf of such redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

In addition, an investor may request a redemption in cash that the Funds may, in their sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Funds next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Funds may also, in their sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not they otherwise permit cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of the Funds may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for the Funds, shareholders may not be able to redeem their shares of the Funds, or to purchase or sell shares of the Funds on the Exchange, on days when the NAV of the Funds could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Funds (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Funds or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Determination of Net Asset Value

NAV for the Funds is computed by dividing the value of the net assets of the Funds (i.e., the value of their total assets less total liabilities) by the total number of shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Funds is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such Exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

The Funds’ assets are generally valued at their market price on the valuation date and are based on valuations provided by independent pricing services consistent with the Trust’s valuation policies. Pursuant to Rule 2a-5 under the 1940 Act, the Adviser has been designated by the Board as the valuation designee for the Funds and has been delegated the responsibility for making good faith, fair value determinations with respect to the Funds’ portfolio securities. When market prices are not readily available, or believed by the Adviser to be unreliable, a security or other asset is valued at its fair value by the Adviser as determined under fair value pricing procedures approved by the Board. The Board reviews, no less frequently than annually, the adequacy of the Funds’ policies and procedures and the effectiveness of their implementation. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Board will regularly evaluate whether the Trust’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained through the application of such procedures.

The Funds’ securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities traded on a securities exchange for which a last-quoted sales price is readily available will be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on Nasdaq will be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will be valued at the last bid, ask or mean between the bid and the ask price, as determined by the Adviser and disclosed in the notes of the annual report. Equity securities traded in the over-the-counter market in which no last sales price is available will be valued at the average of the last bid prices obtained from two or more dealers unless there is only one dealer, in which case that dealer’s last bid price is used.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the Exchange is open may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of the Funds’ fair value methodology. The Funds may hold portfolio securities, such as those traded on foreign exchanges that trade on weekends or other days when the Funds’ shares are not priced. Therefore, the value of the Funds’ shares may change on days when shareholders will not be able to purchase or redeem shares.

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies.    The AI Infrastructure ETF expects to pay out semi-annual dividends from its net investment income. The Global Water ETF expects to pay out dividends from net investment income semiannually. The Electrification Infrastructure ETF, the Energy ETF and the North American Pipeline ETF expects to pay out dividends from distributable cash flow quarterly.

Due to the tax treatment under current law of cash distributions made by MLPs in which the Funds invest, a portion of the distributions the Funds anticipate making may consist of tax-deferred return of capital. To the extent that distributions exceed the Funds’ earnings and profits, distributions are generally not treated as taxable income for the investor. Instead, Fund shareholders will experience a reduction in the basis of their shares, which may increase the capital gain or reduce capital loss realized upon the sale of such shares.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to shareholders of the Funds. Dividend payments are made through DTC Participants and Indirect Participants to shareholders of record with proceeds received from the Funds.

A Fund may make additional distributions to the extent necessary (i) to distribute its entire annual investment company taxable income (determined without regard to the dividends paid deduction), plus its net capital gain, if any, and (ii) to avoid imposition of the excise tax imposed by section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service.    The Trust will not make the DTC book-entry dividend reinvestment service available for use by shareholders for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry dividend reinvestment service for use by shareholders of the Funds through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Shareholders should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Trust of the same Funds at NAV. Distributions reinvested in additional shares of the Funds will be taxable to shareholders to the same extent as if such distributions had been received in cash.

Certain U.S. Federal Income Tax Considerations

The following is a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that supplements the summary in the Prospectus. The discussion reflects applicable U.S. federal income tax laws as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax considerations affecting the Funds and their shareholders (including shareholders owning large positions in the Funds). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Funds, including applicable federal, state, local and foreign tax consequences to them or the effect of possible changes in tax laws.

In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Funds as part of a hedging, integrated, conversion or straddle transaction or constructive sale, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, investor with “applicable financial statements” within the meaning of section 451(b) of the Code, or Non-U.S. holder (except as otherwise provided below). Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the Funds’ shares are held by U.S. persons and that such shares are held as capital assets.

A U.S. holder is a beneficial owner of the shares of the Funds that is for U.S. federal income tax purposes:

•        a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•        a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•        a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of shares of the Funds that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Funds, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

Regulated Investment Company Status.    The Funds will seek to qualify for treatment as a RIC under the Code. Provided that for each taxable year each Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least an amount equal to the sum of 90% of each Fund’s investment company taxable income for such year (which includes the excess of net short-term capital gains over net long-term capital losses), computed without regard to the dividends-paid deduction, and 90% of its net tax-exempt interest income for such year (the “Distribution Requirement”), each Fund itself generally will not be subject to federal income taxes to the extent each Fund’s income, including each Fund’s net capital gain (the excess of a Fund’s net long-term capital gains over its net short-term capital losses), is distributed to each Fund’s shareholders. One of several requirements for RIC qualification is that each Fund must receive at least 90% of each Fund’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to each Fund’s business of investing in stock, securities, foreign currencies and net income from interests in qualified publicly traded partnerships, generally including MLPs and certain LLCs (the “90% Test”). A second requirement for qualification as a RIC is that each Fund must diversify its holdings so that, at the end of each quarter of each Fund’s taxable year: (i) at least 50% of the market value of each Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which each Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships, generally including MLPs and certain LLCs (the “Asset Test”).

For purposes of the 90% Test, the character of income earned by certain entities in which each Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships and LLCs that are not publicly traded partnerships and that have not elected to be classified as corporations under applicable regulations) will generally pass through to the Funds. Consequently, in order to qualify as a RIC, the Funds may be required to limit their equity investments in such entities if they earn income that is nonqualifying income for purposes of the 90% Test.

If the Funds fail to satisfy the 90% Test or the Asset Test, the Funds may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where each Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, the Funds may be required to dispose of certain assets. If these relief provisions are not available to a Fund and it fails to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, although if certain requirements are met distributions may be eligible for the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income for noncorporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, a Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If a Fund fails to qualify as a RIC for a period longer than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Funds for treatment as a RIC if they determine such course of action to be beneficial to shareholders. If the Funds determine that they will not qualify for treatment as a RIC, the Funds will establish procedures to reflect the anticipated tax liability in each Fund’s NAV.

For each year, the Funds intend to distribute substantially all of their investment company taxable income (computed without regard to the dividends-paid deduction) and any realized net capital gain (after taking into account any capital loss carryovers). If the Funds failed to satisfy the Distribution Requirement for any taxable year, they would be taxed as a regular corporation, with consequences generally similar to those described above.

If the Funds meet the Distribution Requirement but retain some or all of their income or gains, they will be subject to federal income tax to the extent any such income or gains are not distributed. The Funds may designate certain amounts retained as undistributed net capital gain in a notice to their shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Funds on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares in the Funds by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

The Funds will be subject to a nondeductible 4% federal excise tax on certain undistributed income if they do not distribute (and are not deemed to distribute) to their shareholders in each calendar year an amount at least equal to 98% of their ordinary income for the calendar year plus 98.2% of their capital gain net income for the twelve months ended October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Funds and subject to corporate income tax will be considered to have been distributed. The Funds intend to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, but can make no assurances that all such tax liability will be eliminated.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to offset capital gains in future years. Each Fund is permitted to carry net capital losses forward indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Funds and may not be distributed as capital gains to shareholders. Generally, the Funds may not carry forward any losses other than net capital losses. Under certain circumstances, the Funds may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Under section 163(j) of the Code, the amount of business interest that a taxpayer can deduct for any year is generally limited to the taxpayer’s (i) business interest income (which is the amount of interest includible in the gross income of the taxpayer which is properly allocable to a trade or business, but does not include investment income) plus (ii) 30% of adjusted taxable income (but not less than zero) plus (iii) floor plan financing interest. The IRS has issued regulations clarifying that all interest expense and interest income of a RIC is treated as properly allocable to a trade or business for purposes of the limitation on the deductibility of business interest. As a result, this limitation may impact each Fund’s ability to use leverage (e.g., borrow money, issue debt securities, etc.). Shareholders of the Funds may also be subject to this limitation. Each Fund is permitted to pass-through its net business interest income (generally the Funds’ business interest income less applicable expenses and deductions) as a “section 163(j) interest dividend.” The amount passed through to shareholders is considered interest income and can be used to determine such shareholder’s business interest deduction under Code section 163(j), if any, subject to holding period requirements and other limitations. The Funds may choose not to report such section 163(j) interest dividends.

Taxation of U.S. Holders.    Distributions of net capital gains (the excess of each Fund’s net long-term capital gains over its net short-term capital losses) that each Fund reports to a U.S. holder as capital gain dividends are taxable as long-term capital gains, regardless of how long such U.S. holder has owned the shares. Long-term capital gains are generally taxed to noncorporate U.S. holders at rates of up to 20%. All other dividends of the Funds (including dividends from net short-term capital gains) to the extent of their current or accumulated earnings and profits are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

Subject to certain limitations and requirements, including holding period requirements, dividends reported by the Funds as qualified dividend income will be taxable to noncorporate U.S. holders at rates of up to 20%. In general, dividends may be reported by the Funds as qualified dividend income if they are paid from dividends received by the Funds on common and preferred stock of U.S. companies or on stock of certain eligible foreign corporations, provided that certain holding period and other requirements are met by the Funds with respect to the dividend-paying stocks in their portfolio. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States or in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. “Passive foreign investment companies” (described below) are not qualified foreign corporations for this purpose. A noncorporate U.S. holder must also meet certain holding period and other requirements with respect to its shares in the Funds to be eligible to treat amounts as qualified dividend income.

Certain dividends received by the Funds on stock of U.S. corporations (generally, dividends received by the Funds in respect of any share of stock (i) as to which the Funds have met certain holding period requirements and (ii) that is held in an unleveraged position) may be eligible for the dividends-received deduction generally available to corporate U.S. holders under the Code, provided such dividends are also appropriately reported as eligible for the dividends-received deduction by the Funds. In order to qualify for the dividends-received deduction, corporate U.S. holders must also meet minimum holding period requirements with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. A corporate U.S. holder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. Each Fund’s investment strategies may significantly limit its ability to distribute dividends eligible for the dividends-received deduction for corporations.

Each Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to U.S. holders. If the Funds participate in a securities lending transaction and receive a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income. In addition, dividends attributable to such income will not be eligible for the dividends-received deduction for corporate U.S. holders.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Funds in October, November or December and payable to U.S. holders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by U.S. holders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the Funds may be “spilled back” and treated for certain purposes as paid by the Funds during such taxable year. In such case, U.S. holders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

Fund distributions, if any, that exceed each Fund’s current or accumulated earnings and profits may be treated as a return of capital to U.S. holders. A return of capital distribution generally will not be taxable but will reduce a U.S. holder’s cost basis and result in a higher capital gain or lower capital loss when the Fund shares on which the distribution was received are sold. After a U.S. holder’s basis in the Fund shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

Distributions that are reinvested in additional shares of the Funds will be taxable to U.S. holders to the same extent as if such distributions had been received in cash.

The U.S. holders will be notified annually by the Funds as to the federal tax characterization of all distributions made by the Funds. Distributions may be subject to state and local taxes.

U.S. individuals with income exceeding certain threshold amounts ($250,000 if married and filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which generally includes interest, dividends, and capital gains (including capital gains realized on the sale, redemption or exchange of shares of the Funds or the redemption of Creation Units). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

A taxable U.S. holder may wish to avoid investing in the Funds shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of such U.S. holder’s investment.

U.S. holders who have not held Fund shares for a full year should be aware that the Funds may report and distribute to a U.S. holder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Funds’ ordinary income or net capital gain, respectively, actually earned during the U.S. holder’s period of investment in the Funds.

A sale or redemption of shares by a U.S. holder may give rise to a gain or loss. The difference between the selling or redemption price and such U.S. holder’s tax basis for the shares sold or redeemed generally determines the amount of the gain or loss realized on the sale, redemption or exchange of Fund shares. The tax basis of Fund shares acquired by purchase will generally be based on the amount paid for Fund shares and then may be subsequently adjusted for other applicable transactions as required by the Code. Contact the broker through whom you purchased your Fund shares to obtain information with respect to the available basis reporting methods and elections for your account.

In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as capital gain or loss if the Fund shares are capital assets in the U.S. holder’s hands, and will be long-term capital gain or loss if the Fund shares have been held for more than one year, and short-term capital gain or loss if the Fund shares are held for one year or less. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any amounts treated as distributions to the U.S. holder of long-term capital gain with respect to the Funds shares (including any amounts credited to the U.S. holder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if substantially identical shares of the Fund or other substantially identical stock or securities are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitation under the Code.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the Authorized Participant’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any gain or loss realized by an Authorized Participant upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held by the Authorized Participant for more than one year, and otherwise will be short-term capital gain or loss. The deductibility of capital losses is subject to limitation under the Code.

The Trust on behalf of the Funds has the right to reject an order for a purchase of Creation Units if the Authorized Participant (or a group of Authorized Participants) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Funds and if, pursuant to sections 351 and 362 of the Code, the Funds would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of this 80% determination. If the Funds issue Creation Units to an Authorized Participant (or group of Authorized Participants) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Funds, the Authorized Participant (or group of Authorized Participants) may not recognize gain or loss upon the exchange of securities for Creation Units.

An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the Authorized Participant’s basis in the Creation Units. Any gain or loss realized by an Authorized Participant upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held by the Authorized Participant for more than one year, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains). The IRS may assert that a loss realized upon an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. The deductibility of capital losses is subject to limitation under the Code.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

Each Fund intends to effect a significant portion of its redemptions for cash, rather than in-kind securities, and thus the Funds may be required to execute additional sale or exchange transactions that may increase the taxable income and net capital gain or both of the Funds and limit the tax efficiency of the Funds. As a result, an investment in the Funds may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind.

Taxation of Fund Investments.    The Funds may invest in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a RIC must derive 90% of its gross income. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which the Funds invest is taxed as a partnership for federal income tax purposes, the Funds will be taxable on their allocable share of the MLP’s income regardless of whether the Funds receive any distribution from the MLP. Thus, the Funds may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income and excise taxes. Distributions to the Funds from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of each Fund’s basis in its interest in the MLP. If each Fund’s basis is reduced to zero, distributions will constitute capital gain for federal income tax purposes.

Certain of the Funds’ investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, (i) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Funds to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not be included in the sources of income from which a RIC must derive at least 90% of its gross income each year. These rules could therefore affect the character, amount and timing of distributions to U.S. holders. These provisions also may require the Funds to mark to market certain types of positions in their portfolio (i.e., treat them as if they were closed out) which may cause the Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. Each Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve its qualification for treatment as a RIC.

If the Funds invest in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Funds elect to include market discount in income currently), the Funds must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income it is required to accrue, to qualify as a RIC and avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Funds may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original-issue discount bond). If the Funds invest in a market discount bond, they will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless each Fund elects to include the market discount in taxable income as it accrues.

Each Fund’s investment in lower rated or unrated debt securities may present issues for each Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Each Fund’s investments in options may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by each Fund are treated as ordinary income and loss or capital gain and loss or whether capital gains and losses are long-term or short-term in nature, accelerate the recognition of income to each Fund and/or defer each Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by each Fund. It is anticipated that any net gain realized from the lapse or closing out of options contracts will be considered qualifying income for purposes of the 90% Test.

If any Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, such Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. No Fund will be able to pass through to its shareholders any credit or deduction for such taxes. The Funds may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of a 4% excise tax that can be imposed if a Fund fails to meet certain calendar year distribution requirements contained in the Code. Dividends paid by PFICs are not treated as qualified dividend income.

Each Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to any investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Each Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by each Fund, with the result that U.S. holders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for any such taxes on their own tax returns.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time each Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time each Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of each Fund’s investment company taxable income to be distributed to the U.S. holders as ordinary income.

Backup Withholding.    Each Fund may be required to withhold federal income tax at a rate of 24% from all distributions and redemption proceeds payable to U.S. holders who fail to provide each Fund with their correct taxpayer identification number or to make required certifications, or who have been notified (or each Fund has been notified) by the IRS that they are subject to backup withholding. Corporate U.S. holders and certain other U.S. holders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is timely furnished to the IRS.

Non-U.S. Shareholders.    Non-U.S. holders are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. Gains realized by Non-U.S. holders from the sale or other disposition of shares of each Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Non-U.S. holders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from each Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if a Non-U.S. holder is engaged in a trade or business within the United States. In addition, the tax consequences to a Non-U.S. holder entitled to claim the benefits of a tax treaty may be different than those described above.

The 30% withholding tax also will not apply to dividends that each Fund elects to report as (a) interest-related dividends, to the extent such dividends are derived from each Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from each Fund’s interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of each Fund for the taxable year over its net long-term capital loss, if any. Each Fund may choose not to make such elections even if they are otherwise available. In the case of Fund shares held through a broker, the broker may withhold even if each Fund reports a payment as an interest-related dividend or a short-term capital gain dividend. Non-U.S. holders should contact their brokers with respect to the application of these rules to their accounts.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires each Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, each Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and redemption proceeds. Each Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable laws or regulations. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Pursuant to proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemptions of stock). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization.

A beneficial holder of Fund shares who is a Non-U.S. holder may be subject to foreign, state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a Non-U.S. holder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment or fixed base maintained by the Non-U.S. holder in the United States.

Certain Potential Tax Reporting Requirements.    Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Call Options.    Each Fund’s covered call options generally will be treated as options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is short-term capital gain to a Fund. If any Fund enters into a closing transaction, the difference between the amount paid to close out such Fund’s position and the premium received for writing the option is short-term capital gain or loss. If a call option written by us is cash settled, any resulting gain or loss will generally be short-term capital gain or loss.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by us from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

To the extent that any of any Fund’s positions constitute tax straddles which do not qualify as a “qualified covered call” under Section 1092(c)(4), the impact upon such Fund’s income taxes will include: dividends received on the long common stock leg of the straddle may not be eligible for distributions that qualify as “qualified dividend income” or for the corporate dividends received deduction, such Fund will generally realize short-term gain or loss on the long common stock leg of the straddle (to the extent losses are not otherwise deferred) and, realized losses on either the long common stock or the written (short) option legs of the straddle may be deferred for tax purposes to the extent that both legs of the straddle are not closed within the same tax year.

In general, a “qualified covered call option” is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with granting the option which meets certain requirements, including: the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of Section 1092), is not granted by an options dealer (within the meaning of Section 1256(g)(8)) in connection with the option dealer’s activity of dealing in options, and gain or loss with respect to such option is not ordinary income or loss. Provided each Fund’s covered calls meet the definition of qualified covered calls and are not part of a larger straddle, the general tax straddle holding period termination rules will not apply. As a result, dividend income received with respect to the long common stock leg of the straddle may be eligible for qualified dividend income and corporate dividends received deduction treatment (assuming all other relevant requirements are met). In addition, the general tax straddle rules requiring loss deferral and the capitalization of certain interest expense and carrying charges will not apply. Qualified covered call option positions are, however, subject to special rules in the case of options which are in-the-money (but still not “deep-in-the-money”) or for positions which are closed near year end (and not within the same year end).

Each Fund may enter into transactions that would be treated as “Section 1256 Contracts” under the Code. In general, each Fund would be required to treat any Section 1256 Contracts as if they were sold for their fair market value at the end of each Fund’s taxable year, and would be required to recognize gain or loss on such deemed sale for federal income tax purposes even though each Fund did not actually sell the contract and receive cash. Forty percent of such gain or loss would be treated as short-term capital gain or loss and sixty percent of such gain or loss would be treated as long-term capital gain or loss.

The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are section 1256 contracts. The Company may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60 percent long-term and 40 percent short-term capital gain or loss if attributable to the section 1256 contract positions, or all short-term capital gain or loss if attributable to the non-section 1256 contract positions.

Each Fund’s transactions in options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by us (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to us and may defer each Fund’s losses. These rules could, therefore, affect the character, amount and timing of distributions to U.S. holders. These provisions also (a) will require us to mark-to-market certain types of the positions in each Fund’s portfolio (i.e., treat them as if they were closed out), and (b) may cause us to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement for qualifying to be taxed as a RIC and the distribution requirement for avoiding excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in each Fund’s books and records in order to mitigate the effect of these rules and prevent each Fund’s disqualification from being taxed as a RIC.

Other Issues.    Each Fund may be subject to tax or taxes in certain states where each Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of each Fund and of Fund U.S. shareholders with respect to distributions by each Fund may differ from the federal tax treatment.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations based on federal tax laws and regulations that are in effect on the date of this SAI as they directly govern the taxation of each Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. U.S. Shareholders are urged to consult their own tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes based on their particular circumstances.

Financial Information

Each Fund’s audited financial statements for the fiscal period ended November 30, 2025, including the notes thereto and the report of Tait, Weller & Baker LLP, the Funds’ independent registered public accounting firm, included in the Funds’ Annual Report are incorporated into this SAI by reference.

The Global Water ETF and North American Pipeline ETF adopted the financial statements of Tortoise Global Water ESG Fund and Tortoise North American Pipeline Fund (the “Index Predecessor Funds”), respectively. Audited financial statements for the periods prior to November 30, 2025, including the notes thereto and the report of Ernst & Young LLP, the Index Predecessor Funds’ independent registered public accounting firm, included in the Index Predecessor Funds’ Annual Report are incorporated into this SAI by reference.

The Energy ETF adopted the financial statements of Tortoise Energy Infrastructure and Income Fund (the “Energy Predecessor Fund”). Audited financial statements for the periods prior to November 30, 2025, including the notes thereto and the report of Ernst & Young LLP, the Energy Predecessor Fund’s independent registered public accounting firm, included in the Energy Predecessor Fund’s Annual Report are incorporated into this SAI by reference.

The Electrification Infrastrucutre ETF adopted the financial statements of Tortoise Power and Energy Fund, Inc. (the “Predecessor Fund”). Audited financial statements for the periods prior to November 30, 2025, including the notes thereto and the report of Ernst & Young LLP, the Predecessor Fund’s independent registered public accounting firm, included in the Predecessor Fund’s Annual Report are incorporated into this SAI by reference.

Appendix A

Standard & Poor’s Corporation

DESCRIPTION OF CREDIT RATINGS

A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
2.	Nature of and provisions of the obligation; and
3.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

AAA	Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A

Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

A-1

Speculative Grade Rating

Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB

Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB” rating.

B

Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB” rating.

CCC

Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B” rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” debt rating.
C

The rating “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating “CI” is reserved for income bonds on which no interest is being paid.
D

Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent

A-2

to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r

The letter “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L

The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1

This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

*Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

A-3

Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only speculative capacity for timely payment.
C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D

Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A-3

A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Preferred Securities

AAA	This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
AA

A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A

An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB

An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB

As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service, Inc.

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Debt

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

Aaa

Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa

Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A-4

A

Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Ba

Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba, B, Caa, Ca, and C Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (—) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P)

When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

Short-Term Loans

MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.
MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
MIG 3/VMIG 3

This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4

This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G.	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.
A-5

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•        Leading market positions in well-established industries.

•        High rates of return on Fund employed.

•        Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•        Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•        Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Preferred Securities Ratings

aaa	Preferred stocks which are rated “aaa” are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
aa

Preferred stocks which are rated “aa” are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a

Preferred stocks which are rated “a” are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa

Preferred stocks which are rated “baa” are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba

Preferred stocks which are rated “ba” are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

A-6

PART C

OTHER INFORMATION

Tortoise Capital Series Trust

Item 28. Exhibits

(a)	(1)	Certificate of Trust of Tortoise Capital Series Trust (the “Registrant”)(1)
	(2)	Fourth Amended and Restated Declaration of Trust of the Registrant, as amended(9)
(b)		Bylaws of the Registrant(2)
(c)		Not Applicable
(d)	(1)	Investment Advisory Agreement(5)
	(2)	Form of Sixth Amendment to Investment Advisory Agreement(11)
	(3)	Investment Advisory Agreement for Mutual Funds(7)
	(4)	Investment Sub-Advisory Agreement(8)
	(5)	Form of Amendment to Investment Sub-Advisory Agreement(11)
	(6)	Operating Expenses Limitation Agreement(7)
(e)	(1)	ETF Distribution Agreement(5)
	(2)	Amendment to ETF Distribution Agreement(10)
	(3)	Mutual Fund Distribution Agreement(7)
(f)		Not Applicable
(g)	(1)	Custody Agreement(5)
	(2)	Amendment to Custody Agreement(10)
	(3)	Mutual Fund Custody Agreement(7)
(h)	(1)	Fund Administration Servicing Agreement(5)
	(2)	Amendment to the Fund Administration Servicing Agreement(10)
	(3)	Mutual Fund Servicing Agreement(7)
	(4)	ETF Fund Accounting Servicing Agreement(5)
	(5)	Amendment to the ETF Fund Accounting Servicing Agreement(10)
	(6)	Transfer Agent Servicing Agreement(5)
	(7)	Amendment to the Transfer Agent Servicing Agreement(10)
	(8)	Services Agreement with PINE Advisors LLC(5)
	(9)	Mutual Fund Servicing Agreement(6)
(i)		Not Applicable
(j)	(1)	Consent of Independent Registered Public Accounting Firm — Tait, Weller & Baker LLP(*)
	(2)	Consent of Independent Registered Public Accounting Firm — Ernst & Young LLP(*)
(k)		Not Applicable
(l)		Subscription Agreement(11)
(m)	(1)	ETF 12b-1 Plan(8)
	(2)	Updated ETF 12b-1 Plan(9)
	(3)	Mutual Fund 12b-1 Plan(6)
(n)		Rule 18f-3 Plan(6)
(o)		Reserved
(p)	(1)	Code of Ethics for the Registrant(4)
	(2)	Code of Ethics for Tortoise Capital Advisors, L.L.C.(4)
	(3)	Code of Ethics for Exchange Traded Concepts, LLC.(5)
(q)		Powers of Attorney(3)

____________

(1)    Incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File Nos. 811-23997 and 333-281752) filed on August 23, 2024.

(2)    Incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File Nos. 811-23997 and 333-281752) filed on October 15, 2024.

(3)    Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File Nos. 811-281744 and 333-23997) filed on October 18, 2024.

(4)    Incorporated by reference to the Pre-Effective Amendment to the Registrant’s Registration Statement on Form N-1A (File Nos. 811-23997 and 333-281744) filed on December 6, 2024.

(5)    Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 811-23997 and 333-281744) filed on February 14, 2025.

(6)    Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 811-23997 and 333-281744) filed on February 14, 2025.

(7)    Incorporated by reference to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 811-23997 and 333-281744) filed on May 9, 2025.

(8)    Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A (File Nos. 811-23997 and 333-281744) filed on June 13, 2025.

(9)    Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A (File Nos. 811-23997 and 333-281744) filed on July 25, 2025.

(10)  Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A (File Nos. 811-23997 and 333-281744) filed on December 10, 2025.

(11)  Incorporated by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A (File Nos. 811-23997 and 333-281744) filed on December 18, 2025.

(*)    Filed herewith.

Item 29. Persons Controlled By or Under Common Control with Registrant

Not applicable.

Item 30. Indemnification

Section 9.5 of Article IX of the Registrant’s Declaration of Trust, as amended, provides as follows:

Subject to the exceptions and limitations contained in this Section 9.5, every Person who is, or has been, a Trustee or officer of the Trust, including Persons who serve at the request of the Trust as directors, trustees, officers, employees, agents or independent contractors of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the maximum extent permitted by Maryland law against liability and against all expenses reasonably incurred or paid by such Trustee or officer of the Trust in connection with any claim, action, suit or proceeding in which such Trustee or officer of the Trust becomes involved as a party or otherwise by virtue of his or her service in such capacity. The Trust may, with the approval of the Trustees, provide such indemnification and advance of expenses to a Person who served a predecessor of the Trust in any of the capacities described above and to any employee or agent of the Trust or a predecessor of the Trust. No indemnification shall be provided hereunder to the extent such indemnification is prohibited by the 1940 Act.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a Person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that the recipient is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

Reference is made to the caption “Management of the Fund” in the Statement of Additional Information constituting Part B of this Registration Statement.

This item incorporates by reference the investment adviser’s Uniform Application for Investment Advisers Registration (“Form ADV”) of Tortoise Capital Advisors, L.L.C. (SEC File No. 801-61622).

This item incorporates by reference the investment sub-adviser’s Uniform Application for Investment Advisers Registration (“Form ADV”) of Exchange Traded Concepts, LLC. (SEC File No. 801-70485).

Item 32. Principal Underwriters

(a)	Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
	1.	Abacus FCF ETF Trust
	2.	Advisor Managed Portfolios
	3.	Antares Private Credit Fund
	4.	Capital Advisors Growth Fund, Series of Advisors Series Trust
	5.	Chase Growth Fund, Series of Advisors Series Trust
	6.	Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
	7.	Edgar Lomax Value Fund, Series of Advisors Series Trust
	8.	First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust
	9.	First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
	10.	Huber Large Cap Value Fund, Series of Advisors Series Trust
	11.	Huber Mid Cap Value Fund, Series of Advisors Series Trust
	12.	Huber Select Large Cap Value Fund, Series of Advisors Series Trust
	13.	Huber Small Cap Value Fund, Series of Advisors Series Trust

14.	Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
15.	Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust
16.	Medalist Partners Short Duration Fund, Series of Advisors Series Trust
17.	O’Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
18.	PIA BBB Bond Fund, Series of Advisors Series Trust
19.	PIA High Yield (MACS) Fund, Series of Advisors Series Trust
20.	PIA High Yield Fund, Series of Advisors Series Trust
21.	PIA MBS Bond Fund, Series of Advisors Series Trust
22.	PIA Short-Term Securities Fund, Series of Advisors Series Trust
23.	Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
24.	Poplar Forest Partners Fund, Series of Advisors Series Trust
25.	Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
26.	Pzena International Small Cap Value Fund, Series of Advisors Series Trust
27.	Pzena International Value Fund, Series of Advisors Series Trust
28.	Pzena Mid Cap Value Fund, Series of Advisors Series Trust
29.	Pzena Small Cap Value Fund, Series of Advisors Series Trust
30.	Reverb ETF, Series of Advisors Series Trust
31.	Scharf Fund, Series of Advisors Series Trust
32.	Scharf Global Opportunity Fund, Series of Advisors Series Trust
33.	Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
34.	Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
35.	Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
36.	The Aegis Funds
37.	Allied Asset Advisors Funds
38.	Angel Oak Funds Trust
39.	Angel Oak Strategic Credit Fund
40.	Brookfield Infrastructure Income Fund Inc.
41.	Brookfield Investment Funds
42.	Buffalo Funds
43.	DoubleLine Funds Trust
44.	EA Series Trust (f/k/a Alpha Architect ETF Trust)
45.	AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
46.	AAM Brentview Dividend Growth ETF, Series of ETF Series Solutions
47.	AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
48.	AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
49.	AAM Sawgrass U.S. Large Cap Quality Growth ETF, Series of ETF Series Solutions
50.	AAM Sawgrass U.S. Small Cap Quality Growth ETF, Series of ETF Series Solutions
51.	AAM SLC Low Duration Income ETF, Series of ETF Series Solutions
52.	AAM Transformers ETF, Series of ETF Series Solutions
53.	Acquirers Deep Value ETF, Series of ETF Series Solutions
54.	Aptus Collared Investment Opportunity ETF, Series of ETF Series Solutions
55.	Aptus Deferred Income ETF, Series of ETF Series Solutions
56.	Aptus Defined Risk ETF, Series of ETF Series Solutions
57.	Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
58.	Aptus Enhanced Yield ETF, Series of ETF Series Solutions

59.	Aptus International Enhanced Yield ETF, Series of ETF Series Solutions
60.	Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions
61.	Aptus Large Cap Upside ETF, Series of ETF Series Solutions
62.	Bahl & Gaynor Dividend ETF, Series of ETF Series Solutions
63.	Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions
64.	Bahl & Gaynor Small Cap Dividend ETF, Series of ETF Series Solutions
65.	BTD Capital Fund, Series of ETF Series Solutions
66.	Carbon Strategy ETF, Series of ETF Series Solutions
67.	ClearShares OCIO ETF, Series of ETF Series Solutions
68.	ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
69.	ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
70.	Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
71.	Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
72.	Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
73.	ETFB Green SRI REITs ETF, Series of ETF Series Solutions
74.	Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
75.	Hoya Capital Housing ETF, Series of ETF Series Solutions
76.	LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
77.	LHA Market State Tactical Q ETF, Series of ETF Series Solutions
78.	LHA Risk-Managed Income ETF, Series of ETF Series Solutions
79.	McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
80.	NETLease Corporate Real Estate ETF, Series of ETF Series Solutions
81.	Opus Small Cap Value ETF, Series of ETF Series Solutions
82.	The Acquirers Fund, Series of ETF Series Solutions
83.	The Brinsmere Fund — Conservative ETF, Series of ETF Series Solutions
84.	The Brinsmere Fund — Growth ETF, Series of ETF Series Solutions
85.	U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
86.	U.S. Global JETS ETF, Series of ETF Series Solutions
87.	U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
88.	U.S. Global Technology and Aerospace & Defense ETF, Series of ETF Series Solutions
89.	US Vegan Climate ETF, Series of ETF Series Solutions
90.	Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
91.	Vest 2 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
92.	First American Funds Trust
93.	FundX Investment Trust
94.	The Glenmede Fund, Inc.
95.	The GoodHaven Funds Trust
96.	Harding, Loevner Funds, Inc.
97.	Hennessy Funds Trust
98.	Horizon Funds
99.	Hotchkis & Wiley Funds
100.	Intrepid Capital Management Funds Trust
101.	Jacob Funds Inc.
102.	The Jensen Quality Growth Fund Inc.
103.	Kirr, Marbach Partners Funds, Inc.
104.	Core Alternative ETF, Series of Listed Funds Trust

105.	Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
106.	Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
107.	LKCM Funds
108.	LoCorr Investment Trust
109.	MainGate Trust
110.	ATAC Rotation Fund, Series of Managed Portfolio Series
111.	Coho Relative Value Equity Fund, Series of Managed Portfolio Series
112.	Coho Relative Value ESG Fund, Series of Managed Portfolio Series
113.	Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
114.	Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series
115.	Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
116.	Kensington Active Advantage Fund, Series of Managed Portfolio Series
117.	Kensington Defender Fund, Series of Managed Portfolio Series
118.	Kensington Dynamic Allocation Fund, Series of Managed Portfolio Series
119.	Kensington Hedged Premium Income ETF, Series of Managed Portfolio Series
120.	Kensington Managed Income Fund, Series of Managed Portfolio Series
121.	LK Balanced Fund, Series of Managed Portfolio Series
122.	Leuthold Core ETF, Series of Managed Portfolio Series
123.	Leuthold Core Investment Fund, Series of Managed Portfolio Series
124.	Leuthold Global Fund, Series of Managed Portfolio Series
125.	Leuthold Grizzly Short Fund, Series of Managed Portfolio Series
126.	Leuthold Select Industries ETF, Series of Managed Portfolio Series
127.	Muhlenkamp Fund, Series of Managed Portfolio Series
128.	Nuance Concentrated Value Fund, Series of Managed Portfolio Series
129.	Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
130.	Olstein All Cap Value Fund, Series of Managed Portfolio Series
131.	Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series
132.	Port Street Quality Growth Fund, Series of Managed Portfolio Series
133.	Principal Street High Income Municipal Fund, Series of Managed Portfolio Series
134.	Principal Street Short Term Municipal Fund, Series of Managed Portfolio Series
135.	Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
136.	Reinhart International PMV Fund, Series of Managed Portfolio Series
137.	Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
138.	Tortoise Global Water ESG Fund, Series of Managed Portfolio Series
139.	Tremblant Global ETF, Series of Managed Portfolio Series
140.	Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
141.	Hood River International Opportunity Fund, Series of Manager Directed Portfolios
142.	Hood River New Opportunities Fund, Series of Manager Directed Portfolios
143.	Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
144.	SanJac Alpha Core Plus Bond ETF, Series of Manager Directed Portfolios
145.	SanJac Alpha Low Duration ETF, Series of Manager Directed Portfolios
146.	SWP Growth & Income ETF, Series of Manager Directed Portfolios
147.	Vert Global Sustainable Real Estate ETF, Series of Manager Directed Portfolios
148.	Mason Capital Fund Trust
149.	Matrix Advisors Funds Trust
150.	Monetta Trust
151.	Nicholas Equity Income Fund, Inc.

152.	Nicholas Fund, Inc.
153.	Nicholas II, Inc.
154.	Nicholas Limited Edition, Inc.
155.	Oaktree Diversified Income Fund Inc.
156.	Permanent Portfolio Family of Funds
157.	Perritt Funds, Inc.
158.	Procure ETF Trust II
159.	Professionally Managed Portfolios
160.	Prospector Funds, Inc.
161.	Provident Mutual Funds, Inc.
162.	Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
163.	Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
164.	Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
165.	Aquarius International Fund, Series of The RBB Fund, Inc.
166.	Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
167.	Boston Partners Emerging Markets Dynamic Equity Fund, Series of The RBB Fund, Inc.
168.	Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
169.	Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
170.	Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
171.	Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
172.	Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
173.	Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
174.	F/m 10-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
175.	F/m 2-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
176.	F/m 3-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
177.	F/m Emerald Life Sciences Innovation ETF, Series of The RBB Fund, Inc.
178.	F/m High Yield 100 ETF, Series of The RBB Fund, Inc.
179.	F/m Investments Large Cap Focused Fund Series of The RBB Fund, Inc.
180.	F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.
181.	F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF Series of The RBB Fund, Inc.
182.	Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
183.	Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
184.	Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
185.	Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
186.	Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
187.	Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
188.	Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
189.	SEG Partners Long/Short Equity Fund
190.	SGI Dynamic Tactical ETF, Series of The RBB Fund, Inc.
191.	SGI Enhanced Core ETF, Series of The RBB Fund, Inc.
192.	SGI Enhanced Global Income ETF, Series of The RBB Fund, Inc.
193.	SGI Enhanced Market Leaders ETF, Series of The RBB Fund, Inc.
194.	SGI Global Equity Fund, Series of The RBB Fund, Inc.
195.	SGI Peak Growth Fund, Series of The RBB Fund, Inc.
196.	SGI Prudent Growth Fund, Series of The RBB Fund, Inc.

197.	SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
198.	SGI U.S. Large Cap Core ETF, Series of The RBB Fund, Inc.
199.	SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
200.	SGI U.S. Small Cap Equity Fund, Series of The RBB Fund, Inc.
201.	US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
202.	US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
203.	US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
204.	US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
205.	US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
206.	US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
207.	US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
208.	US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
209.	US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
210.	US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
211.	WPG Partners Select Hedged Fund, Series of The RBB Fund, Inc.
212.	WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
213.	WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
214.	The RBB Fund Trust
215.	RBC Funds Trust
216.	Rockefeller Municipal Opportunities Fund
217.	Series Portfolios Trust
218.	Tax-Exempt Private Credit Fund, Inc.
219.	Thompson IM Funds, Inc.
220.	Tortoise Capital Series Trust
221.	Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
222.	Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
223.	CrossingBridge Low Duration High Income Fund, Series of Trust for Professional Managers
224.	CrossingBridge Nordic High Income Bond Fund, Series of Trust for Professional Managers
225.	CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
226.	CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
227.	RiverPark Strategic Income Fund, Series of Trust for Professional Managers
228.	Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
229.	Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
230.	Jensen Quality MidCap Fund, Series of Trust for Professional Managers
231.	Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
232.	Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers
233.	USQ Core Real Estate Fund
234.	Wall Street EWM Funds Trust
235.	Wisconsin Capital Funds, Inc.

(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.
Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	Three Canal Plaza, Suite 100, Portland, Maine 04101	President/Manager	None
Susan LaFond	Three Canal Plaza, Suite 100, Portland, Maine 04101	Vice President/Chief Compliance Officer — Distribution Services/Treasurer	None
Christopher Lanza	Three Canal Plaza, Suite 100, Portland, Maine 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, Maine 04101	Vice President	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, Maine 04101	Chief Financial Officer and Financial and Operations Principal	None
Kelly Whetstone	Three Canal Plaza, Suite 100, Portland, Maine 04101	Secretary	None

(c)   Not applicable.

Item 33. Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at:

5901 College Boulevard, Suite 400, Overland Park, Kansas 66211 (records relating to its function as the investment adviser to the Tortoise Capital Series Trust).

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the city of Overland Park, and State of Kansas on this 30th day of March, 2026.

TORTOISE CAPITAL SERIES TRUST
By:	/s/ Tom Florence
Tom Florence
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the dates indicated have signed the Registration Statement below.

Signatures	Title	Date
/s/ Tom Florence	Principal Executive Officer and Trustee	March 30, 2026
Tom Florence
/s/ John-Paul Nigro	Principal Financial Officer and	March 30, 2026
John-Paul Nigro	Principal Accounting Officer
*	Trustee	March 30, 2026
Andrew J. Iseman
*	Trustee	March 30, 2026
John C. Maxwell
*	Trustee	March 30, 2026
Carrie Ramirez Schoffman
*	Trustee	March 30, 2026
Keith A. Fletcher
/s/ Jeffrey Kruske	Attorney-In-Fact	March 30, 2026
Jeffrey Kruske

____________

*       An original power of attorney authorizing, among others, Jeffrey Kruske to execute this registration statement, and amendments thereto, for each of the Trustees of the Registrant is filed, has been executed and is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed on October 18, 2024.

Exhibit Index

(j)	(1)	Consent of Independent Registered Public Accounting Firm — Tait, Weller & Baker LLP
(j)	(2)	Consent of Independent Registered Public Accounting Firm — Ernst & Young LLP